                             PACIFIC CAPITAL FUNDS

                             GROWTH AND INCOME FUND
                               GROWTH STOCK FUND
                                 BALANCED FUND

                               3435 Stelzer Road
                           Columbus, Ohio 43219-3035

     Pacific Capital Funds (the "Trust") is a professionally managed, open-end, management investment company with multiple funds available for investment. This Prospectus contains information about three of the funds of the Trust--the Growth and Income Fund, the Growth Stock Fund and the Balanced Fund (each a "Fund" and collectively, the "Funds"). The Funds are advised by Pacific Century Trust ("Pacific Century"), a division of Bank of Hawaii and sponsored, administered and distributed by BISYS Fund Services ("BISYS" or the "Distributor"). The Balanced Fund has not yet commenced operations.


     This Prospectus relates to the Class A and Class B shares of each Fund; certain investors may qualify to invest in a Fund's Class Y shares, which are not offered hereby. See "General Information--Description of the Trust and its Shares." This Prospectus sets forth concisely the information a prospective investor should know before investing in any of the Funds. Investors should read this Prospectus carefully and retain it for future reference. A Statement of Additional Information ("SAI") dated November 29, 1997 (as supplemented on March 4, 1998), containing additional information about the Funds has been filed with the Securities and Exchange Commission (the "Commission") and is hereby incorporated by reference into this Prospectus. The SAI is available without charge and can be obtained by writing to the Funds at the address printed above or by calling 800-258-9232.



FOR PURCHASE, REDEMPTION, ACCOUNT OR GENERAL INQUIRIES, CONTACT THE TRUST AT:
PACIFIC CAPITAL FUNDS, P.O. BOX 182130, COLUMBUS, OHIO 43218-2130.


                                  800-258-9232

                         THIS PROSPECTUS SHOULD BE READ
                       AND RETAINED FOR FUTURE REFERENCE

                            ------------------------
  SHARES OF PACIFIC CAPITAL FUNDS ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR GUARANTEED BY, BANK OF HAWAII OR ANY OF ITS AFFILIATES. SUCH SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER
AGENCY. AN INVESTMENT IN THE FUNDS INVOLVES INVESTMENT RISKS, INCLUDING POSSIBLE
                               LOSS OF PRINCIPAL.

                            ------------------------
  THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY
 OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                            ------------------------


                       PROSPECTUS DATED NOVEMBER 29, 1997


                      (AS SUPPLEMENTED ON MARCH 16, 1998)

                               TABLE OF CONTENTS


                                                              PAGE
                                                              ----
Highlights..................................................    1
Fund Expenses...............................................    3
Financial Highlights........................................    5
Investment Objectives and Policies of the Funds.............    6
Additional Discussion Regarding Permitted Investment
  Activities................................................    7
Additional Investment Restrictions..........................   14
Management, Advisory and Other Service Arrangements.........   15
Valuation of Class A and Class B Shares.....................   17
How to Purchase Class A and Class B Shares..................   18
How to Redeem Class A and Class B Shares....................   24
Dividend and Tax Information................................   26
General Information.........................................   28

                                   HIGHLIGHTS

     This Prospectus describes the Funds, each of which has its own distinct investment objectives and policies, which are described and summarized here.

     GROWTH AND INCOME FUND--The primary investment objective of the Growth and Income Fund, a diversified portfolio, is to seek current income. A secondary objective of the Growth and Income Fund is long-term capital appreciation. Growth and Income Fund pursues these objectives by investing primarily in a diversified portfolio of high quality, dividend paying common stocks and securities that are convertible into common stocks.

     GROWTH STOCK FUND--The primary investment objective of the Growth Stock Fund, a diversified portfolio, is to provide investors with long-term capital appreciation. Income generation is a secondary objective of the Growth Stock Fund. Growth Stock Fund pursues these objectives by investing primarily in common stocks and securities that are convertible into common stocks of both domestic and foreign companies. The Growth Stock Fund may invest in securities issued by large, well-established companies, as well as those issued by smaller companies, subject to a minimum market capitalization of $50 million. There may be some additional risks associated with investments in smaller companies. See "Additional Discussion Regarding Permitted Investment Activities--Additional Risk Disclosure."

     BALANCED FUND--The primary investment objective of the Balanced Fund, a diversified portfolio, is to seek current income. A secondary objective of the Balanced Fund is long-term capital appreciation. The Balanced Fund pursues these objectives by investing in a diversified portfolio of common stocks, preferred stocks, bonds and securities that are convertible into common stocks. Common stocks will be selected on the basis of strong earnings growth trends, above-average prospects for future earnings growth, and diversification among industries and companies. Preferred stocks, bonds and convertible securities will be selected on the basis of strong earnings and credit record, the ability to provide current income, and the other characteristics described above with respect to common stocks.

CERTAIN RISKS

     Stocks held in the Funds' portfolios are subject to market risk (i.e., the possibility that common stock prices will decline over short or even extended periods). The U.S. stock market experiences periods when stock prices rise and periods when stock prices decline. The Growth Stock Fund may invest a significant portion of its assets in the securities of smaller and newer issuers. Investments in such companies may present greater opportunities for capital appreciation because of high potential earnings growth, but they may also involve greater risk. Such companies, relative to larger concerns, may have limited product lines, markets or financial resources, or may depend on a small group of key managers. Their securities may trade less frequently or in limited volume, or only in the over-the-counter market or on a regional securities exchange. As a result, these securities may fluctuate in value more than those of larger, more established companies and, as a group, may suffer more severe price declines during periods of generally declining equity prices.

     There can, of course, be no assurance that any mutual fund will achieve its investment objective. In addition, unlike insured bank deposits, an investment in the Funds is not insured against loss of principal. Equity securities such as those in which the Funds may invest are more volatile and carry more risk than some other forms of investment, such as short-term high-grade fixed income securities. Depending upon the performance of a Fund's investments, the net asset value per share of that Fund may decrease instead of increase.

                                                                      PROSPECTUS

     For additional information concerning the investment policies and practices of the Funds, see "Investment Objectives and Policies of the Funds," "Additional Discussion Regarding Permitted Investment Activities" and "Additional Investment Restrictions" in this Prospectus. Further information also is provided in the SAI.

PURCHASE OF CLASS A AND CLASS B SHARES

     Class A and Class B shares of each Fund are sold on a continuous basis and may be purchased by mail or by electronic transfer. See "How to Purchase Class A and Class B Shares." Initial purchases may be made with a minimum investment of $1,000 (the $1,000 minimum may be waived or reduced for certain accounts; the minimum initial purchase is $250 for Individual Retirement Accounts ("IRAs") and $100 for Auto Invest Plan participants). Subsequent investments may be made with as little as $50. For more information about purchasing Fund shares call ADM at 1-800-258-9232 or contact your Participating Organization (defined below).

     Class A shares of the Funds are offered at net asset value plus a sales load at the time of purchase. Class B shares of the Funds are offered at net asset value without the imposition of a sales charge at the time of purchase, but are charged a deferred sales charge if shares are redeemed within six years of purchase. See "Valuation of Class A and Class B Shares." Only institutions (including Bank of Hawaii and its affiliated and correspondent banks) ("Institutions") acting on behalf of customers having a qualified trust account, employee benefit account or other qualifying relationship at such Institution are eligible to invest in the Class Y shares of each Fund, which are not offered hereby. See "General Information."

DIVIDENDS AND DISTRIBUTIONS

     The Funds will declare and pay dividends of substantially all of their net income monthly. Any net capital gains of a Fund will be distributed at least annually. At an investor's choice, dividends are paid by mail, directly deposited into a financial institution account, or automatically reinvested, without sales charges, in additional shares at the then-current net asset value. If no election is made, dividends will be automatically reinvested. See "Dividend and Tax Information."

PACIFIC CENTURY AND BISYS

     For its services as investment adviser to the Funds, Pacific Century receives a fee from each Fund at annual rates that are based on the Fund's average daily net assets. See "Fund Expenses" and "Management, Advisory and Other Service Arrangements." A division of Bank of Hawaii, Pacific Century was founded in 1898 and is the oldest and largest trust company in Hawaii. It has investment management authority over approximately $7.5 billion in client financial assets. Pacific Century is not authorized to and does not carry on a banking business.

     BISYS provides certain administrative services to the Funds, for which each Fund pays it a fee at an annual rate based on the Fund's average daily net assets. BISYS also distributes the Funds' shares, for which it may receive certain additional fees. See "Management, Advisory and Other Service Arrangements."

REDEMPTION OF CLASS A AND CLASS B SHARES

     Class A and Class B shares may ordinarily be redeemed by mail or by telephone. However, all or part of a customer's shares may be subject to redemption in accordance with instructions and limitations pertaining to his or her account held by a Participating Organization. See "How to Redeem Class A and Class B Shares."

PROSPECTUS

                                 FUND EXPENSES

     The following Table of Expenses lists the costs and expenses that a shareholder can expect to incur as an investor in Class A and Class B shares of a Fund. Certain investors may qualify to invest in a Fund's Class Y shares, which are not offered hereby. Long-term Class A and Class B shareholders could pay more in distribution related charges than the economic equivalent of the maximum front-end sales charges applicable to mutual funds sold by members of the National Association of Securities Dealers, Inc. ("NASD").

TABLE OF EXPENSES(a)

                                              GROWTH AND                GROWTH                 BALANCED
                                             INCOME FUND              STOCK FUND                 FUND
                                         --------------------    --------------------    --------------------
                                         CLASS A   CLASS B(b)    CLASS A   CLASS B(b)    CLASS A   CLASS B(b)
                                         -------   ----------    -------   ----------    -------   ----------
SHAREHOLDER TRANSACTION EXPENSES
    Maximum Sales Load Imposed on
       Purchases
       (as a percentage of offering
         price)........................    4.00%         None      4.00%         None      4.00%         None
    Maximum Sales Load Imposed on
       Reinvested Dividends (as a
       percentage of offering price)...     None         None       None         None       None         None
    Deferred Sales Load (as a
       percentage of original purchase
       price or redemption proceeds, as
       applicable).....................     None        5.00%       None        5.00%       None        5.00%
    Redemption Fee(c)..................     None         None       None         None       None         None
    Exchange Fee.......................     None         None       None         None       None         None
ANNUAL FUND OPERATING EXPENSES
  (as a percentage of average net
    assets)
    Management Fees....................    0.80%        0.80%      0.80%        0.80%      0.80%        0.80%
    12b-1 Fees (after waivers).........    0.25%        1.00%      0.25%        1.00%      0.25%        1.00%
    Other Expenses (after waivers and
       reimbursements).................     .27%         .27%       .27%         .27%       .27%         .27%
    Total Fund Operating Expenses
       (after waivers).................    1.32%        2.07%      1.32%        2.07%      1.32%        2.07%

EXAMPLE

     A shareholder would pay the following expenses on a $1,000 investment assuming (1) 5% annual return(d) and (2) redemption at the end of each time period.

                                          GROWTH AND                 GROWTH                  BALANCED
                                         INCOME FUND               STOCK FUND                  FUND
                                     --------------------     --------------------     --------------------
                                     CLASS A    CLASS B       CLASS A    CLASS B       CLASS A    CLASS B
                                     -------    -------       -------    -------       -------    -------
Time Period
    1 year.........................      $53          $71         $53          $71         $53          $71
    3 years........................      $80          $95         $80          $95         $80          $95
    5 years........................     $109         $131        $109         $131        $109         $131
    10 years.......................     $193         $221        $193         $221        $193         $221

     A shareholder would pay the following expenses on the same $1,000 investment, assuming no redemption.

    1 year.........................       --          $21          --          $21          --          $21
    3 years........................       --          $65          --          $95          --          $95
    5 years........................       --         $111          --         $111          --         $111
    10 years.......................       --         $221          --         $221          --         $221

                                                                      PROSPECTUS

------------
(a) Investors who purchase shares through a Participating Organization, including an affiliate of Pacific Century or an Institution (as defined above), may be charged account-level fees for additional services provided to them by such Participating Organization in connection with investment in a Fund.
(b) Class B shares automatically convert to Class A shares approximately eight years after initial purchase. See "Conversion of Class B shares to Class A shares."
(c) The Transfer Agent will reduce the amount of a wire redemption payment by its then current wire redemption charge. As of the date of this Prospectus, there is no charge for wire redemptions. While this policy is subject to change at any time, it is not anticipated that such charge would exceed $7 per wire redemption.
(d) The assumed 5% annual return is hypothetical and should not be considered a representation of past or future annual return. The actual rate of return may be greater or lesser than the assumed rate. The Example should not be considered a representation of past or future expenses, and actual expenses may be greater or lesser than those shown.

EXPLANATION OF TABLE

     The purpose of the foregoing table is to assist shareholders in understanding the various costs and expenses that an investor in the Class A and Class B shares of the Funds will bear directly or indirectly. With respect to the Class A shares of Growth Stock Fund and Growth and Income Fund, the amounts set forth under "Annual Fund Operating Expenses," as well as expense amounts used in the Example, are based on actual amounts incurred during the most recent fiscal year. With respect to the Class B shares of Growth Stock Fund and Growth and Income Fund (which have not been publicly offered as of the date of this Prospectus) all such amounts are based on estimated amounts for the current fiscal year. With respect to the Class A and Class B shares of Balanced Fund (which has not yet commenced operations as of this date of this Prospectus) all such amounts are based on estimated amounts for the current fiscal year. See "Management, Advisory and Other Service Arrangements--The Sponsor, Administrator and Distributor." In addition, with respect to the Class A shares of the Funds, "Rule 12b-1 Fees" have been adjusted to reflect the current fee payable (after voluntary waiver) as of the date of this Prospectus. The Example set forth above assumes reinvestment of all dividends and distributions and utilizes a 5% annual rate of return as mandated by Securities and Exchange Commission regulations.

     Pacific Century and BISYS each may elect, in its sole discretion, to otherwise waive or reimburse its respective fees. Any such waivers or reimbursements will reduce the total expenses of the Fund to which they apply, thereby increasing yield or total return. As described above, with respect to the Class A shares, the percentages shown above under "12b-1 Fees," "Other Expenses" and "Total Fund Operating Expenses" for the Funds reflect voluntary fee waivers and reimbursements. Absent such waivers and reimbursements, these percentages would be (i) 0.75%, 0.31%, and 1.86% for the Class A shares of Growth Stock Fund; (ii) 0.75%, 0.31% and 1.86% for the Class A shares of Growth and Income Fund; and (iii) 0.75%, 0.31% and 1.86% for the Class A shares of Balanced Fund. With respect to the Class B shares, the percentages shown above under "Other Expenses" and "Total Fund Operating Expenses" for the Funds reflect voluntary fee waivers and reimbursements. Absent such waivers and reimbursements, these percentages would be (i) 0.31% and 2.11% for the Class B shares of Growth Stock Fund; (ii) 0.31% and 2.11% for the Class B shares of Growth and Income Fund; and, (iii) 0.31% and 2.11% for the Class B shares of Balanced Fund. There can be no assurance that the foregoing waivers and expense reimbursements will continue to apply.

PROSPECTUS

                              FINANCIAL HIGHLIGHTS

     The Financial Highlights in the table below set forth certain financial data and investment results of the Growth Stock Fund and Growth and Income Fund since the commencement of operations of the Class A shares of these Funds, and are expressed in one share outstanding throughout the relevant period. The Financial Highlights are derived from the financial statements of Pacific Capital Funds which have been audited by Ernst & Young LLP, independent auditors. The Financial Highlights should be read in conjunction with the financial statements, related notes, and other financial information included in the Statement of Additional Information. The Trust's annual report contains additional performance information relating to the Funds and is available upon request, without charge. Financial information is not presented for Class B shares, since Class B shares were not publicly issued as of the date of this Prospectus.

                                        GROWTH AND INCOME FUND                          GROWTH STOCK FUND
                                                CLASS A                                      CLASS A
                                   ---------------------------------      ---------------------------------------------
                                     YEAR        YEAR       OCT. 14,        YEAR        YEAR         YEAR      NOV. 1,
                                    ENDED       ENDED       1994 TO        ENDED       ENDED        ENDED      1993 TO
                                   JULY 31,    JULY 31,     JULY 31,      JULY 31,    JULY 31,     JULY 31     JULY 31,
                                     1997        1996       1995(a)         1997        1996       1995(f)     1994(a)
                                   --------    --------     --------      --------    --------     -------     --------
NET ASSET VALUE, BEGINNING OF
 PERIOD..........................  $  12.32    $  11.44     $  10.00      $  11.89    $  11.71     $   9.83    $  10.00
                                   --------    --------     --------      --------    --------     --------    --------
Investment Activities
  Net investment income..........      0.08        0.16         0.17          0.03        0.07         0.12        0.07
                                   --------    --------     --------      --------    --------     --------    --------
  Net realized and unrealized
   gain (loss) on investments....      5.57        1.19         1.44          5.55        0.89         1.87       (0.18)
                                   --------    --------     --------      --------    --------     --------    --------
    Total from Investment
     Activities..................      5.65        1.35         1.61          5.58        0.96         1.99       (0.11)
                                   --------    --------     --------      --------    --------     --------    --------
Distributions
  Net investment income..........     (0.08)      (0.15)       (0.17)        (0.03)      (0.07)       (0.11)      (0.06)
                                   --------    --------     --------      --------    --------     --------    --------
  In excess of net investment
   income........................     (0.01)      (0.01)          --         (0.01)         --           --          --
                                   --------    --------     --------      --------    --------     --------    --------
  Net realized gains.............     (0.63)      (0.31)          --            --       (0.22)          --          --
                                   --------    --------     --------      --------    --------     --------    --------
  In excess of net realized
   gains.........................        --          --           --            --       (0.49)          --          --
                                   --------    --------     --------      --------    --------     --------    --------
    Total Distributions..........     (0.72)      (0.47)       (0.17)        (0.04)      (0.78)       (0.11)      (0.06)
                                   --------    --------     --------      --------    --------     --------    --------
NET ASSET VALUE, END OF PERIOD...  $  17.25    $  12.32     $  11.44      $  17.43    $  11.89     $  11.71    $   9.83
                                   ========    ========     ========      ========    ========     ========    ========
Total Return (excludes sales
 charges)........................     47.59%      11.96%       16.35%(b)     47.02%       8.25%       20.43%      (1.05%)(b)
RATIOS/SUPPLEMENTARY DATA:
  Net assets at end of period
   (000).........................  $  3,726    $  1,160     $    328      $  9,742    $  5,261     $  3,905    $ 56,121
  Ratio of expenses to average
   net assets....................      1.32%       1.37%        1.40%(c)      1.32%       1.34%        1.36%       1.41%(c)
  Ratio of net investment income
   to average net assets.........      0.48%       1.03%        2.08%(c)      0.16%       0.60%        1.12%       0.98%(c)
  Ratio of expenses to average
   net assets*...................      1.86%       1.91%        1.99%(c)      1.86%       1.88%        1.98%       2.31%(c)
  Ratio of net investment income
   to average net assets*........     (0.06%)      0.49%        1.49%        (0.38%)      0.06%        0.50%       0.07%(c)
Portfolio Turnover (d)...........     74.83%      80.83%       12.78%        32.20%      61.30%       32.40%      25.89%
Average Commission Rate paid
 (e).............................  $ 0.0874    $ 0.0921           --      $ 0.0893    $ 0.0895           --          --

------------
* During the period, certain fees were voluntarily reduced. In addition, with respect to the Growth Stock Fund, the investment adviser reimbursed expenses. If such voluntary fee reductions and expense reimbursements had not occurred, the ratios would have been as indicated.
(a) Period from commencement of operations.
(b) Not annualized.
(c) Annualized.
(d) Portfolio turnover is calculated on the basis of the Fund, as a whole, without distinguishing between the classes of shares issued.
(e) Represents the total dollar amount of commissions paid on portfolio transactions divided by total number of portfolio shares purchased and sold for which commissions were charged.
(f) The Financial Highlights presented for the Class A shares reflects operations and distributions for the Fund, as a whole, for the period from August 1, 1994 through October 13, 1994 combined with the operations and distributions of the Class A shares only for the period from October 14, 1994 through July 31, 1995.

     Balanced Fund has not yet commenced operations and, therefore, no information is provided for the Fund.

                                                                      PROSPECTUS

                INVESTMENT OBJECTIVES AND POLICIES OF THE FUNDS

     Each Fund has its own investment objectives, as described earlier in this Prospectus. Each Fund also follows its own investment policies and practices, subject to certain investment restrictions, all described further below and in "Additional Discussion Regarding Permitted Investment Activities." The SAI also contains more specific descriptions of investment restrictions which govern the investments of each of the Funds.

GROWTH AND INCOME FUND

     The Growth and Income Fund invests primarily in a diversified portfolio of high quality, dividend-paying common stocks and securities convertible into common stocks. The Growth and Income Fund anticipates investing in securities that currently have in the aggregate an above average dividend yield, with the anticipation that the dividend will remain constant or be increased in the future. These securities generally represent the core holdings of the Growth and Income Fund. However, these holdings may be balanced with lower yielding but higher growth-oriented securities to achieve more growth potential. Under normal market conditions, the Growth and Income Fund will invest at least 65% of the value of its total assets in income producing common stocks and securities convertible into common stocks.

GROWTH STOCK FUND

     The Growth Stock Fund invests primarily in common stocks and securities that are convertible into common stocks of both domestic and foreign companies. Under normal market conditions, the Growth Stock Fund will invest at least 65% of its total assets in common stocks or securities convertible into common stocks.

BALANCED FUND

     The Balanced Fund will invest primarily in common stocks, preferred stocks, bonds, and securities that are convertible into common stocks. Under normal market conditions, the Balanced Fund will invest in common stocks, fixed income securities and securities convertible into common stocks (i.e., warrants, convertible preferred stock, fixed rate preferred stock, convertible fixed-income securities, options and rights). At least 25% of the value of the Balanced Fund's assets will be invested in senior fixed-income securities.

     The Balanced Fund will invest in common stocks of issuers that exhibit strong earnings growth trends and that are believed by the Fund to have above-average prospects for future earnings growth. The Balanced Fund will maintain a portfolio of common stocks diversified among industries and companies. The Balanced Fund may invest in common stocks of large companies (i.e., those companies with more than $750 million in capitalization) which the Fund believes offer the potential for long-term earnings growth and/or above-average dividend yield. Some investments may also be made in common stocks of medium and smaller sized companies (i.e., those companies with at least $250 million, but less than $750 million in capitalization) which have the potential to generate high levels of future revenue and earnings growth and where the investment opportunity may not be fully reflected in the price of the securities but which may involve greater volatility than investments in larger companies.

     The Balanced Fund intends to invest less than 50% of its total assets in the securities of medium and smaller sized companies and the remainder in securities of larger sized companies. However, the actual percentage may vary according to changes in market conditions and the judgment of Pacific Century of how best to achieve the Balanced Fund's investment objective. For risk disclosure regarding investments in medium and smaller sized companies, see "Highlights--Certain Risks."

                            ------------------------

     Debt obligations acquired by the Funds will, at the time of purchase, be rated investment grade or better, that is, obligations rated in one of the top four rating categories assigned by a nationally recognized statistical rating organization (an "NRSRO"), or unrated obligations determined by Pacific Century to be of comparable quality. See SAI, "Appendix A."

PROSPECTUS

        ADDITIONAL DISCUSSION REGARDING PERMITTED INVESTMENT ACTIVITIES

CONVERTIBLE SECURITIES

     To the extent described above, the Funds may invest in convertible securities that provide current income and are issued by companies with the characteristics described above. The Funds may purchase convertible securities that are fixed-income debt securities or preferred stocks, and which may be converted at a stated price within a specified period of time into a certain quantity of the common stock of the same or other issuers. Convertible securities, while usually subordinated to nonconvertible debt securities of the same issuer, are senior to common stocks in an issuer's capital structure. Convertible securities may offer more flexibility by providing the investor with a steady income stream (generally yielding a lower amount than nonconvertible securities of the same issuer and a higher amount than common stocks) as well as the opportunity to take advantage of increases in the price of the issuer's common stock through the conversion feature. Convertible securities prices tend to be influenced by changes in the market value of the common stock as well as changes in interest rates. Convertible securities in which the Funds invest are subject to the same rating criteria as the Funds' investments in debt obligations. See "Investment Objectives and Polices of the Funds," above.

U.S. GOVERNMENT OBLIGATIONS

     Each of the Funds may invest in U.S. Government Obligations which include, in addition to U.S. Treasury Securities, the obligations of Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Government National Mortgage Association ("GNMA"), Student Loan Marketing Association ("SLMA"), Federal National Mortgage Association ("FNMA"), Resolution Trust Corporation and Federal Home Loan Mortgage Corporation ("FHLMC"). U.S. Treasury Securities and certain other obligations of certain agencies and instrumentalities of the U.S. Government, such as those of the GNMA, are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Export-Import Bank of the United States, are supported by the right of the issuer to borrow from the U.S. Treasury; others, such as those of FNMA, are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; still others, such as those of the SLMA, are supported only by the credit of the instrumentality. No assurance can be given that the U.S. Government would provide financial support to U.S. Government sponsored instrumentalities if it is not obligated to do so by law. Some of these instruments may be variable or floating rate instruments. The Funds will invest in the obligations of such instrumentalities only when Pacific Century believes that the credit risk with respect to the instrumentality is minimal.

BANK AND SAVINGS AND LOAN OBLIGATIONS

     Each of the Funds may invest in Bank and Savings and Loan obligations. These obligations include negotiable certificates of deposit, fixed-time deposits, bankers' acceptances, and interest bearing demand accounts. The Funds limit their bank investments to dollar-denominated obligations of U.S., Canadian, Asian or European banks which have more than $500 million in total assets at the time of investment or of United States savings and loan associations which have more than $1 billion in total assets at the time of investment and, in the case of U.S. banks, are members of the Federal Reserve System or are examined by the Comptroller of the Currency or whose deposits are insured by the Federal Deposit Insurance Corporation.

COMMERCIAL PAPER

     Each of the Funds may invest in commercial paper that is rated at the time of purchase in the highest short-term rating category by an NRSRO or unrated if considered by Pacific Century to be of comparable quality. Commercial paper includes short-term unsecured promissory notes, and variable floating rate demand notes issued by domestic and foreign bank holding companies, corporations and

                                                                      PROSPECTUS
financial institutions as well as similar taxable and tax-exempt instruments issued by government agencies and instrumentalities.

CORPORATE SECURITIES

     Each of the Funds may invest in debt securities issued by domestic corporations, U.S. dollar-denominated debt securities issued by Canadian corporations, Yankee bonds and supra-national obligations. Yankee bonds are U.S. dollar-denominated obligations issued by foreign governments or companies. Supra-national obligations are U.S. dollar-denominated obligations issued by international entities such as the World Bank and the Inter-American Development Bank.

PREFERRED STOCK

     Each of the Funds may invest in preferred stock which is a class of capital stock that pays dividends at a specified rate and that has preference over common stock in the payment of dividends and the liquidation of assets. Preferred stock does not ordinarily carry voting rights.

ILLIQUID SECURITIES

     Each of the Funds may invest in illiquid securities. The Funds will not knowingly invest more than 15% of the value of their respective net assets in securities that are illiquid. Repurchase agreements with a duration of more than seven days, time deposits that do not provide for payment to a Fund within seven days after notice, Guaranteed Investment Contracts ("GICs") and most commercial paper issued in reliance upon the exemption in Section 4(2) of the Securities Act of 1933 (the "1933 Act") (other than variable amount master demand notes with maturities of nine months or less) are subject to this 15% limit.

     If otherwise consistent with its investment objectives and policies, any of the Funds may purchase securities which are not registered under the 1933 Act but which can be sold to "qualified institutional buyers" in accordance with Rule 144A under the 1933 Act. Any such security will not be considered illiquid so long as it is determined by Pacific Century, acting under guidelines and procedures that are developed, established and monitored by the Board of Trustees, that an adequate trading market exists for that security. This investment practice could have the effect of increasing the level of illiquidity in the Funds during any period that qualified institutional buyers become uninterested in purchasing these restricted securities. The ability to sell to qualified institutional buyers under Rule 144A is a recent development, and it is not possible to predict how this market will develop.

BORROWINGS

     Each Fund may borrow from banks up to 20% of the current value of its net assets for temporary purposes in order to meet redemptions. Each Fund may borrow funds for temporary purposes by entering into reverse repurchase agreements which are considered to be borrowings under the Investment Company Act of 1940 (the "1940 Act"). At the time a Fund enters into a reverse repurchase agreement (an agreement under which the Fund sells portfolio securities and agrees to repurchase them at an agreed upon date and price), it will place in a segregated custodial account cash or other liquid assets having a value equal to or greater than the repurchase price (including accrued interest) and will subsequently monitor the account so that such value is maintained. Reverse repurchase agreements involve the risk that the market value of the securities sold by a Fund may decline below the price of the securities it is obligated to repurchase. The Funds would pay interest on amounts obtained pursuant to a reverse repurchase agreement.

LOANS OF PORTFOLIO SECURITIES

     Each of the Funds may lend securities from its portfolio to brokers, dealers and financial institutions (but not individuals) if liquid assets equal to the current market value of the securities loaned (including accrued interest thereon) plus the interest payable to the Fund with respect to the loan is maintained with the Fund. In determining whether to lend a security to a particular broker, dealer or financial institution, Pacific Century will consider all relevant

PROSPECTUS
facts and circumstances, including the creditworthiness of the broker, dealer or financial institution. Any loans of portfolio securities will be fully collateralized based on values that are marked to market daily by Pacific Century. No Fund will enter into any portfolio security lending arrangement having a duration of longer than one year. Any securities that a Fund may receive as collateral will not become part of such Fund's portfolio at the time of the loan and, in the event of a default by the borrower, the Fund will, if permitted by law, dispose of such collateral except for such part thereof that is a security in which such Fund may invest. During the time securities are on loan, the borrower will pay the Fund any accrued income on those securities, and the Fund may invest the cash collateral and earn additional income or receive an agreed-upon fee from a borrower that had delivered cash-equivalent collateral. No Fund will lend securities having a value that exceeds 30% of the current value of its total assets. Loans of securities by a Fund will be subject to termination at the Fund's or the borrower's option. The Funds may pay reasonable administrative and custodial fees in connection with a securities loan and may pay a negotiated portion of the interest or fee earned with respect to the collateral to the borrower or the placing broker. Borrowers and placing brokers may not be affiliated, directly or indirectly, with the Trust, Pacific Century, or BISYS.

FUTURES CONTRACTS AND RELATED OPTIONS

     Each of the Funds may enter into contracts for the future delivery of securities and futures contracts based on a specific security, class of securities, or an index, purchase or sell options on any such futures contracts and engage in related closing transactions. A futures contract on a securities index is an agreement obligating either party to pay, and entitling the other party to receive, while the contract is outstanding, cash payments based on the level of a specified securities index.

     The Funds may engage in such futures contracts in an effort to hedge against market risks and/or manage cash flow into the Funds. For example, when interest rates are expected to rise or market values of portfolio securities are expected to fall, the Funds can seek through the sale of futures contracts to offset a decline in the value of its portfolio securities. When interest rates are expected to fall or market values are expected to rise, the Funds, through the purchase of such contracts, can attempt to secure better rates or prices for the Funds than might later be available in the market when it effects anticipated purchases. Alternatively, futures may be used to manage cash flows into and out of the Funds. For example, the investment manager may wish to be fully invested in a particular asset class. Through the use of futures, the manager can achieve this objective immediately while temporarily deferring industry and security selection, in the interest of timeliness.

     The acquisition of put and call options on futures contracts will, respectively, give the Funds the right (but not the obligation), for a specified price, to sell or to purchase the underlying futures contract, upon exercise of the option, at any time during the option period.

     Aggregate initial margin deposits for futures contracts, and premiums paid for related options, may not exceed five percent of each Fund's total assets, and the value of securities that are the subject of such futures and options (both for receipt and delivery) may not exceed one-third of the market value of each Fund's total assets. Futures transactions will be limited to the extent necessary to maintain each Fund's qualification as a regulated investment company.

     Futures transactions involve brokerage costs and require the Funds to segregate assets to cover its obligations under futures, or to cover its obligations by owning the assets underlying open futures contracts. The Funds may lose the expected benefit of futures transactions if interest rates, exchange rates or securities prices move in an unanticipated manner. Such losses are potentially significant and unanticipated changes may also result in poorer overall performance than if the Funds had not entered into any futures transactions. In addition, the value of each Fund's futures positions may not prove to be perfectly or even highly correlated with the value of its portfolio securities, limiting each Fund's ability to hedge effectively against interest rate, exchange rate

                                                                      PROSPECTUS
and/or market risk and giving rise to additional risks. There is no assurance of liquidity in the secondary market for purposes of closing out futures positions. Where a liquid secondary market does not exist, a Fund is unlikely to be able to control losses by closing out futures positions. Finally, gains and losses on investments in options and futures depend on Pacific Century's ability to predict correctly the direction of stock prices, interest rates and other economic factors.

ASSET BACKED SECURITIES

     Each of the Funds may invest in Asset Backed Securities. Asset Backed Securities arise through the grouping by governmental, government-related, and private organizations of loans, receivables, and other assets originated by various lenders. Asset Backed Securities acquired by a Fund consist of both mortgage and non-mortgage backed securities. Interest in pools of these assets differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal paid at maturity or specified call dates. Instead, Asset Backed Securities provide periodic payments which generally consist of both interest and principal payments.

     The life of an Asset Backed Security varies with the prepayment experience with respect to the underlying debt instruments. The rate of such prepayments, and hence the life of an Asset Backed Security, will be primarily a function of current market interest rates, although other economic and demographic factors may be involved. For example, falling interest rates generally result in an increase in the rate of prepayments of mortgage loans while rising interest rates generally decrease the rate of prepayments. An acceleration in prepayments in response to sharply falling interest rates will shorten the security's average maturity and limit the potential appreciation in the security's value relative to a conventional debt security. Consequently, Asset Backed Securities are not as effective in locking in high, long-term yields. Conversely, in periods of sharply rising rates, prepayments are generally slow, increasing the security's average life and its potential for price depreciation.

     Mortgage backed securities represent an ownership interest in a pool of residential mortgage loans, the interest in which is in most cases issued and guaranteed by an agency or instrumentality of the U.S. Government, though not necessarily by the U.S. Government itself.

     One such type of mortgage backed security is a GNMA Certificate. GNMA Certificates are backed as to the timely payment of principal and interest by the full faith and credit of the U.S. Government. Another type is a FNMA Certificate; the principal and interest of which are guaranteed only by FNMA itself, not by the full faith and credit of the U.S. Government. Another type is a FHLMC Participation Certificate. This type of obligation is guaranteed by FHLMC as to timely payment of principal and interest. However, like a FNMA security, it is not guaranteed by the full faith and credit of the U.S. Government. Mortgage backed securities issued by private issuers, whether or not such obligations are subject to guarantees by the private issuer, may entail greater risk than obligations directly or indirectly guaranteed by the U.S. Government. Such securities will be purchased for the Funds only when Pacific Century determines that they are readily marketable at the time of purchase.

     The average life of mortgage backed securities varies with the maturities of the underlying mortgage instruments, which have maximum maturities of 40 years. The average life is likely to be substantially less than the original maturity of the mortgage pools underlying the securities as the result of mortgage prepayments, mortgage refinancings, or foreclosures. The rate of mortgage prepayments, and hence the average life of the certificates, will be a function of the level of interest rates, general economic conditions, the location and age of the mortgage and other social and demographic conditions. Such prepayments are passed through to the registered holder with the regular monthly payments of principal and interest and have the effect of reducing future payments. Estimated average life will be determined by Pacific Century and used for the purpose of determining, respectively, the average weighted maturity of the Funds. Various independent mortgage backed securities dealers publish average remaining life data

PROSPECTUS
using proprietary models and, in making such determinations for the Funds, Pacific Century might deem such data unreasonable if such data appeared to present a significantly different average remaining expected life for a security when compared to data relating to the average remaining life of comparable securities as provided by other independent mortgage backed securities dealers.

     The Funds also may invest in non-mortgage backed securities including interests in pools of receivables, such as motor vehicle installment purchase obligations and credit card receivables. Such securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in the underlying pool of assets. Such securities also may be debt instruments, which also are known as collateralized obligations and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt.

     Non-mortgage backed securities are not issued or guaranteed by the U.S. Government or its agencies or instrumentalities; however, the payment of principal and interest on such obligations may be guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution (such as a bank or insurance company) unaffiliated with the issuers of such securities. Non-mortgage backed securities will be purchased by the Funds only when such securities are readily marketable and rated in one of the two highest rating categories by an NRSRO or if unrated, deemed to be of comparable quality at the time of purchase. In addition, such securities generally will have remaining estimated lives at the time of purchase of five years or less. See the SAI, "Additional Information on Fund Investments."

REPURCHASE AGREEMENTS

     The Funds may enter into repurchase agreements wherein the seller of a security to the Fund agrees to repurchase that security from the Fund at a mutually agreed-upon time and price. The period of maturity is usually quite short, often overnight or a few days, although it may extend over a number of months. A Fund may enter into repurchase agreements only with respect to obligations that could otherwise be purchased by the Fund. All repurchase agreements will be fully collateralized based on values that are marked to market daily by Pacific Century. If the seller defaults and the value of the underlying securities has declined, the Fund may incur a loss. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, the Fund's disposition of the security may be delayed or limited.

OTHER INVESTMENT COMPANIES

     In connection with the management of its daily cash position, each of the Funds may invest in securities issued by other investment companies, including (to the extent permitted by the 1940 Act) other investment companies managed by Pacific Century. Securities of other investment companies will be acquired by a Fund within the limits prescribed by the 1940 Act. Each of the Funds intends to limit its investments so that as determined immediately after a securities purchase is made: (a) not more than 5% of the value of its total assets will be invested in the securities of any one investment company; (b) not more than 10% of the value of its total assets will be invested in the aggregate in securities of investment companies as a group; (c) not more than 3% of the outstanding voting stock of any one investment company will be owned by the Fund; and (d) the Fund, together with other investment companies having the same investment adviser and companies controlled by such companies, owns not more than 10% of the total stock of any one closed-end company. As a shareholder of another investment company, a Fund would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that a Fund bears directly in connection with its own operations. However, Pacific Century has undertaken to waive or reimburse the Funds its advisory fees with respect to Fund assets so invested (except when such

                                                                      PROSPECTUS
purchase is part of a plan of merger, consolidation, reorganization or acquisition).

REAL ESTATE MORTGAGE INVESTMENT CONDUITS

     Each of the Funds may invest in Real Estate Mortgage Investment Conduits ("REMICs"). REMICs are a pass-through vehicle created to issue multiclass mortgage-backed securities. REMICs may be organized as corporations, partnerships, or trusts and those meeting certain qualifications are not subject to double taxation. Interests in REMICs may be senior or junior, regular (debt instruments) or residual (equity interests).

FLOATING AND VARIABLE RATE DEBT INSTRUMENTS

     Each of the Funds may invest in floating and variable rate debt instruments. Floating and variable rate debt instruments bear interest at rates that are not fixed, but vary with changes in specified market rates or indices or at specified intervals. Certain of these instruments may carry a demand feature that would permit the holder to tender them back to the issuer at a par value prior to maturity. The floating and variable rate instruments that the Funds may purchase include certificates of participation in such obligations purchased from banks. Pacific Century will monitor on an ongoing basis the ability of an issuer of a demand instrument to make payment when due, which could be affected by events occurring between the date the Funds elect to demand payment and the date payment is due, except when such demand instruments permit same-day settlement. In this regard, Pacific Century, pursuant to direction of the Board of Trustees, will determine the liquidity of those instruments with demand features that cannot be exercised within seven days.

WHEN-ISSUED SECURITIES AND FORWARD COMMITMENTS

     Each of the Funds may purchase securities on a "when-issued" basis and may also purchase or sell securities on a "forward commitment" basis. These transactions, which involve a commitment by a Fund to purchase or sell particular securities with payment and delivery taking place at a future date (perhaps one or two months later), permit a Fund to lock-in a price or yield on a security it owns or intends to purchase, regardless of future changes in interest rates. When-issued and forward commitment transactions involve the risk, however, that the yield obtained in a transaction may be less favorable than the yield available in the market when the securities delivery takes place. The Funds do not intend to engage in when-issued purchases and forward commitments for speculative purposes but only in furtherance of their investment objectives. The forward commitments and when-issued purchases are not expected to exceed 25% of the value of any of the Funds' total assets absent unusual market conditions.

     The Funds will not start earning interest or dividends on when-issued securities until they are received. The value of the securities underlying a when-issued purchase or a forward commitment to purchase securities, and any subsequent fluctuations in their value, is taken into account when determining the net asset value of a Fund starting on the date such Fund agrees to purchase the securities. Each Fund will establish a segregated account in which it will maintain liquid assets in an amount at least equal in value to such Fund's commitment to purchase securities on a when-issued or forward commitment basis. If the value of these assets declines, the Fund will replace additional liquid assets in the account on a daily basis so that the value of the assets in the account is equal to the amount of such commitments.

LETTERS OF CREDIT AND LIQUIDITY AGREEMENTS

     Each of the Funds may purchase debt obligations that are backed by an irrevocable letter of credit or liquidity agreement of a bank, savings and loan association or insurance company which assumes the obligation for payment of principal and interest in the event of default by the issuer. Only banks, savings and loan associations and insurance companies which, in the opinion of Pacific Century, are of investment quality comparable to other permitted investments of such Fund, may be used for letter of credit and liquidity agreement backed investments.

PROSPECTUS

FOREIGN SECURITIES

     Each of the Funds may invest in securities of foreign governmental and private issuers that are denominated in and pay interest in U.S. dollars. Investments in foreign securities involve certain considerations that are not typically associated with investing in domestic securities. There may be less publicly available information about a foreign issuer than about a domestic issuer. Foreign issuers also are not generally subject to the same accounting, auditing and financial reporting standards or governmental supervision as domestic issuers. In addition, with respect to certain foreign countries, tax on interest, gains and/or dividends may be withheld at the source under foreign income tax laws, and there is a possibility of expropriation or confiscatory taxation, political or social instability or diplomatic developments that could adversely affect investments in, the liquidity of, and the ability to enforce contractual obligations with respect to, securities of issuers located in those countries.

WARRANTS

     Each of the Funds may invest in warrants. A warrant gives the holder thereof the right to subscribe by a specified date to a stated number of shares of stock of the issuer at a fixed price. Warrants tend to be more volatile than the underlying stock, and if at a warrant's expiration date the stock is trading at a price below the price set in the warrant, the warrant will expire worthless. Conversely, if at the expiration date the stock is trading at a price higher than the price set in the warrant, the Fund can acquire the stock at a price below its market value. No Fund may invest more than 10% of its net assets in warrants.

OPTIONS

     Each of the Funds may purchase put and call options and write covered put and call options on securities in which such Fund may invest directly and that are traded on registered domestic securities exchanges or that result from separate, privately negotiated transactions with primary U.S. Government securities dealers recognized by the Board of Governors of the Federal Reserve System in an amount not exceeding 5% of the Fund's net assets. Options may be entered into in an attempt to hedge a Fund's portfolio against market risk or to enhance income (e.g., to attempt to realize through the receipt of premiums a greater current return than would be realized on the underlying securities alone). See the SAI, "Additional Information on Fund Investments."

INTEREST ONLY OR PRINCIPAL ONLY OBLIGATIONS

     Each of the Funds may make limited investments (not exceeding 5% of the relevant Fund's net assets) in separately traded principal and interest components of securities issued by the United States Treasury. The principal and interest components of selected securities are traded independently under the Separate Trading of Registered Interest and Principal of Securities program ("STRIPs"). Under the STRIPs program, the principal and interest components are individually numbered and separately issued by the U.S. Treasury at the request of depository financial institutions, which then trade the component parts independently.

GUARANTEED INVESTMENT CONTRACTS

     Each of the Funds may invest up to 5% of its net assets in Guaranteed Investment Contracts ("GICs") issued by highly rated U.S. insurance companies. GICs are considered to be illiquid, and accordingly, are subject to each Fund's 15% limitation on investment in illiquid securities. See the SAI, "Additional Information on Fund Investments."

ADDITIONAL RISK DISCLOSURE

     Obligations rated in the lowest of the top four rating categories by an NRSRO have speculative characteristics, and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade bonds. Subsequent to its purchase by a Fund, an issue of securities may cease to be rated or its rating category may be reduced below the minimum rating required for purchase by the respective Fund. Pacific Century

                                                                      PROSPECTUS
will consider such an event in determining whether the relevant Fund should continue to hold the obligation.

PORTFOLIO TURNOVER

     Generally, the Funds will purchase portfolio securities for capital appreciation or investment income, or both, and not for short-term trading profits. However, a Fund may sell a portfolio investment soon after its acquisition if Pacific Century believes that such a disposition is consistent with attaining the investment objective of the particular Fund. Portfolio investments may be sold for a variety of reasons, such as a more favorable investment opportunity or other circumstances bearing on the desirability of continuing to hold such investments. The annual portfolio turnover rate is not expected to exceed 100% for any Fund. For the fiscal years ended July 31, 1997 and July 31, 1996, the portfolio turnover rate for Growth Stock Fund was 32.20% and 61.30%, respectively. For the fiscal years ended July 31, 1997 and July 31, 1996, the portfolio turnover rate for Growth and Income Fund was 74.83% and 80.83%, respectively. See "Portfolio Transactions" in the SAI for additional information relating to portfolio turnover.

INVESTMENT POLICIES

     Each Fund's investment objectives, as set forth in the first paragraph of the description of each Fund in the "Highlights" section, are fundamental; that is, they may not be changed without approval by vote of the holders of a majority of the relevant Fund's outstanding voting securities, as described under "Capital Stock" in the SAI. If the Trust's Board of Trustees determines, however, that a Fund's investment objective can best be achieved by a substantive change in a non-fundamental investment policy or strategy, the Trust's Board may make such change without shareholder approval and will disclose any such material changes in the then current prospectus. Any policy that is not specified in a Fund's Prospectus, or in the SAI, as being fundamental, is nonfundamental.

                       ADDITIONAL INVESTMENT RESTRICTIONS

AS MATTERS OF FUNDAMENTAL POLICY, EACH OF THE FUNDS MAY NOT:

     1. Purchase securities of any one issuer (other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) if, immediately after such purchase, more than 5% of the value of the Fund's total assets would be invested in the securities of such issuer, or more than 10% of the issuer's outstanding voting securities would be owned by the Fund except that up to 25% of the value of the Fund's total assets may be invested without regard to these limitations.

     2. Purchase any securities which would cause 25% or more of the value of the Fund's total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that (a) there is no limitation with respect to U.S. Government Obligations and repurchase agreements secured by such obligations;
(b) wholly owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents; and (c) utilities will be divided according to their services, for example, gas, gas transmission, electric and gas, electric and telephone will each be considered a separate industry.

     3. Make loans, borrow money or issue senior securities, except under certain circumstances, and subject to certain percentage limitations, specified above and in the SAI.

     Except as set forth above under "Borrowings", if a percentage limitation is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in the value of a Fund's portfolio securities will not constitute a violation of such limitation.

PROSPECTUS

              MANAGEMENT, ADVISORY AND OTHER SERVICE ARRANGEMENTS

THE BOARD OF TRUSTEES

     The business and affairs of the Trust are managed under the direction and control of its Board of Trustees. The names and principal occupations of the Trustees of the Trust are listed below. Trustees deemed to be "interested persons" of the Trust for purposes of the 1940 Act are indicated by an asterisk.


                             POSITION(S) HELD
    NAME AND ADDRESS          WITH THE TRUST                         PRINCIPAL ORGANIZATION
    ----------------         ----------------                        ----------------------
Walter J. Laskey          Trustee and Chairperson  Executive Vice President of Bank of Hawaii - Private Client
                                                   and Institutional Services (1993 - present)

Irimga McKay*              Trustee and President   Senior Vice President of BISYS Fund Services
                                                   (1994-present); Senior Vice President of Concord Financial
                                                   Group (1986-1994)

Douglas Philpotts*                Trustee          Chairman of the Board of Directors (1992-1994), President
                                                   (1986-1992), and Director (1984-present) of Pacific Century

Richard W. Gushman, II            Trustee          President and Chief Executive Officer of OKOA, Inc. (1985-
                                                   present); Adviser to RAMPAC, Inc.

Stanley W. Hong                   Trustee          President and Chief Executive Officer of the Chamber of
                                                   Commerce of Hawaii (1996-present); Business Consultant
                                                   (1994-present)

Russell K. Okata                  Trustee          Executive Director of Hawaii Government Employees
                                                   Association (1981-present)

Oswald K. Stender                 Trustee          Trustee of Bernice Pauahi Bishop Estate (1990-present);
                                                   Director of Hawaiian Electric Industries, Inc.
                                                   (1993-present)


     Trustees of the Trust who are not officers or employees of the Trust, BISYS or Pacific Century are entitled to receive from the Trust a quarterly retainer and a fee for each Board of Trustees meeting attended. All Trustees are reimbursed for all reasonable out-of-pocket expenses relating to attendance at meetings.

THE ADVISER

     Pursuant to an Advisory Agreement, the Funds are advised by Pacific Century, whose address is Financial Plaza of the Pacific, 111 S. King Street, Honolulu, Hawaii 96813. Pacific Century is a Hawaii corporation organized in 1898 and is the largest trust company in the State of Hawaii, both in terms of assets under administration and assets under management. As of July 31, 1997, Pacific Century had approximately $7.5 billion of client financial assets under management. Pacific Century is a division of Bank of Hawaii, the largest banking organization headquartered in the State of Hawaii, with approximately $12.6 billion of assets as of July 31, 1997 and branches and offices throughout the Pacific Basin, including Guam, Singapore, Tokyo, Seoul and Taiwan. All shares of Bank of Hawaii are owned by Pacific Century Financial Corporation (formerly Bancorp Hawaii, Inc., "Pacific Century Financial") and Bank of Hawaii's Directors (each of whom owns qualifying shares as required by Hawaii law). Pacific Century Financial is a bank holding company, registered under the Bank Holding Company Act of 1956, as amended, and its common stock is listed and traded on the New York Stock Exchange (the "Exchange"). Pacific Century Financial files annual and periodic reports with the Commission and the Exchange, which are available for public inspection.

                                                                      PROSPECTUS

Pacific Century is not authorized to and does not carry on a banking business.

     The actual management of the portfolios of the Trust is coordinated by Pacific Century's investment unit, which is staffed with more than 40 people, including 5 Chartered Financial Analysts and 9 M.B.A.'s. All investment decisions of the Funds are made by a committee, and no person is primarily responsible for making recommendations to the committee. Pacific Century has served as investment adviser to other investment companies since 1984. These include the Hawaiian Tax-Free Trust, with assets exceeding $660 million as of July 31, 1997, and the Cash Assets Trust, with assets of approximately $736 million as of July 31, 1997.

     Subject to the supervision of the Board of Trustees, Pacific Century will provide a continuous investment program for the Funds, including investment research and management with respect to all securities and investments and cash equivalents in the Funds. Pacific Century will determine from time to time what securities and other investments will be purchased, retained or sold by the Trust with respect to the Funds. Pacific Century will provide the services under the Advisory Agreement in accordance with each of the Fund's investment objectives, policies, and restrictions.

     For its services under the Advisory Agreement, Pacific Century is entitled to monthly advisory fees at the annual rate of 0.80% of each Fund's average daily net assets. For the fiscal year ended July 31, 1997, the advisory fees paid by the Funds to Pacific Century under the Advisory Agreement, as a percentage of average daily net assets, were: Growth Stock Fund--0.80% and Growth and Income Fund--0.80%. Balanced Fund has not commenced operations as of the date of this Prospectus.

THE SPONSOR, ADMINISTRATOR AND DISTRIBUTOR

     BISYS is the administrator for each Fund, and also acts as the Trust's principal underwriter and distributor. BISYS generally assists in all aspects of the administration and operation of the Funds. For expenses assumed and services provided as administrator pursuant to its Administration Agreement with the Trust, BISYS is entitled to receive a fee from the Funds, computed daily and paid monthly, at an annual rate equal to 0.20% of the average daily net assets of each Fund.

     For the fiscal year ended July 31, 1997, the ratio of total expenses to average net assets for the Class A shares of Growth Stock Fund was 1.86% (excluding waivers). For the fiscal year ended July 31, 1997, the ratio of total expenses to average net assets for the Class A shares of Growth and Income Fund was 1.86% (excluding waivers).

     In addition, BISYS, as the principal underwriter of the Funds within the meaning of the 1940 Act has entered into a Distribution Agreement with the Trust pursuant to which BISYS has the responsibility for distributing shares of the Funds. The Distribution Agreement provides that BISYS shall act as agent for the Funds for the sale of their shares and may enter into selling agreements with banks, broker/dealers or other financial institutions to market and make available shares to their respective customers. For its services, BISYS is entitled to a fee, as set forth in the separate Distribution and Shareholder Servicing Plans for each of the Class A and Class B shares (each a "Distribution Plan"). The Distribution Plan for the Class A shares provides that BISYS is entitled to receive from each Fund a fee in an amount not to exceed on an annual basis 0.75% of the average daily net asset value of each Fund's Class A shares. The Distribution Plan for the Class B shares provides that BISYS is entitled to receive from each Fund a fee in an amount not to exceed on an annual basis 1.00% of the average daily net asset value of each Fund's Class B shares. The Funds had not begun to offer Class B shares publicly at the date of this Prospectus. Accordingly, no payments had yet been made pursuant to the Class B Distribution Plan. Fees under each of the Distribution Plans compensate BISYS for the following: (a) payments BISYS makes to banks and other institutions and industry professionals, broker/dealers, including Pacific Century, BISYS and their affiliates or subsidiaries, pursuant to an agreement in connection with providing administrative support services to the holders of a Fund's Class A or

PROSPECTUS

Class B shares; or (b) payments to financial institutions and industry professionals (such as insurance companies, investment counselors, and BISYS' affiliates and subsidiaries) in consideration for the sales support services provided and expenses assumed in connection with distribution assistance, including but not limited to, printing and distributing Prospectuses to persons other than current Class A or Class B shareholders of a Fund, printing and distributing advertising and sales literature and reports to prospective Class A or Class B investors in connection with the sale of a Fund's shares, and providing personnel and communication equipment used in servicing shareholder accounts and responding to prospective Class A or Class B shareholder inquiries. BISYS may enter into selling agreements with one or more selling agents under which such agents may receive compensation from BISYS for sales support services, including, but not limited to, commissions or other payments to such agents based on the average daily net assets of the Class A or Class B shares of each Fund.

     The distribution fee shall be paid to BISYS only to compensate or to reimburse it for actual payments or expenses incurred as described above. The actual distribution fee payable to BISYS is determined, within such limit, from time to time by mutual agreement between the Trust and BISYS, and may not exceed the maximum fee payable under the Conduct Rules of the NASD. Until further notice, BISYS voluntarily intends to waive a portion of its distribution fee for the current fiscal year such that the distribution fee payable by each Fund will not exceed 0.25% of the average daily net asset value attributable to the Fund's Class A shares on an annual basis. No Fund's Class A or Class B shares will be liable for distribution expenditures made by BISYS in any given year in excess of the maximum amount payable under the Distribution Plan for that Fund in that year. BISYS is a broker-dealer registered with the Commission, and is a member of the NASD.

     As noted above, each Fund also offers Class Y shares, which are made available only to certain investors. The Class Y shares are not subject to any distribution fees or entitled to benefits under either Distribution Plan.

OTHER SERVICE ARRANGEMENTS


     BISYS Fund Services, Inc. (the "Transfer Agent"), 3435 Stelzer Road, Columbus, Ohio 43219-3035 serves as the Trust's transfer agent and dividend disbursing agent. Ernst & Young LLP, One Columbus, Suite 2300, 10 West Broad Street, Columbus, Ohio 43215, serves as independent auditors for the Trust.


                    VALUATION OF CLASS A AND CLASS B SHARES


     The net asset value of the Class A and Class B shares for each Fund is determined and their shares are priced as of the close of the New York Stock Exchange (the "Exchange") (currently 4:00 p.m., Eastern Time) (the "Valuation Time") each Business Day. As used herein, a "Business Day" is a day on which the Exchange is open for trading and any other day (other than a day on which no shares of that Fund are tendered for redemption and no order to purchase shares received) during which there is sufficient trading in the Fund's portfolio securities that the Fund's net asset value per share might be materially affected. The Exchange will not be open in observance of the following holidays:
New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Net asset value per share for Class A and Class B is calculated by determining the value of such Class's proportional interest in the securities and other assets of each Fund, less (i) such class's proportional share of general liabilities and (ii) liabilities allocable only to such class, and dividing such amount by the number of shares of the Class outstanding. The net asset value per share for each Fund will fluctuate as the value of its investment portfolio changes. The per share net asset value of Class A shares generally will be higher than the per share net asset value of Class B shares


                                                                      PROSPECTUS
reflecting the daily expense accruals of the distribution fees applicable to the Class B shares.

     Except for debt obligations with remaining maturities of 60 days or less, which are valued at amortized cost, assets are valued at current market prices, or if such prices are not readily available, at fair value as determined in good faith by the Board of Trustees. Prices used for such valuations may be provided by independent pricing services. For further information about valuation of investments in the Funds, see the SAI.

                   HOW TO PURCHASE CLASS A AND CLASS B SHARES

PURCHASE OF SHARES


     Class A and Class B shares of each Fund are sold on a continuous basis. Investors may purchase Class A and Class B shares of a Fund by completing and signing an account registration form ("Account Registration Form") and mailing it, together with a check (or other negotiable bank draft or money order) payable to the Trust, in at least the minimum initial purchase amount, to your Participating Organization or to the Pacific Capital Funds P.O. Box 182130, Columbus, Ohio 43218-2130. Subsequent purchases of shares of a Fund may be made at any time by mailing a check (or other negotiable bank draft or money order) payable to the Trust, to the Transfer Agent at the above address or to your Participating Organization.


     Class A and Class B shares of the Funds may also be purchased through banks, institutions or industry professionals, such as broker/dealers, who have entered into an agreement with BISYS ("Participating Organizations") under each of the Distribution Plans. See "Management, Advisory and Other Service Arrangements." BISYS' principal office is located at 3435 Stelzer Road, Columbus, Ohio 43219-3035.


     Class A and Class B shares of a Fund sold to Participating Organizations acting in a fiduciary, advisory, custodial or other similar capacity on behalf of a customer will normally be held of record by the Participating Organization. With respect to shares so sold, it is the responsibility of the Participating Organization to transmit purchase or redemption orders to the Transfer Agent and to deliver federal funds for purchase on a timely basis. Beneficial ownership of shares of a Fund will be recorded by the Participating Organization and reflected in the account statements provided by the Participating Organization to the customer.



     If an Account Registration Form has been previously received by the Transfer Agent, investors may also purchase Class A and Class B Shares by telephoning the Pacific Capital Funds at 800-258-9232. Payment for Class A and Class B Shares ordered by telephone may be made by check or by electronic transfer and must be received by the Trust's Custodian within three days of the telephone order. If payment is not received within three days or a check timely received does not clear, the purchase may be canceled and the investor could be liable for any losses or fees incurred. In the case of purchases of Class A and Class B shares effected by wiring funds to the Trust's Custodian, investors must call the Pacific Capital Funds at 800-258-9232 to obtain instructions regarding the bank account number into which the funds should be wired and other pertinent information. If you have opened an account through a Participating Organization, you should telephone the Participating Organization to make further investments.


     Class A and Class B shares of each Fund are purchased at the public offering price per share, which is the net asset value per share (see "Valuation of Class A and Class B Shares") next determined after receipt by the Transfer Agent of an order to purchase shares in good form plus the applicable sales charge as described below. The Participating Organizations are responsible for the prompt transmission of purchase orders to the Transfer Agent. Purchases of Class A and Class B shares of a Fund will be effected only on a Business Day of such

PROSPECTUS

Fund. An order received by the Transfer Agent prior to the Valuation Time on any Business Day will be executed based on the net asset value determined as of the Valuation Time on the date of receipt. An order received by the Transfer Agent after the Valuation Time on any Business Day will be executed based on the net asset value determined as of the next Business Day.

     The minimum investment for an investor's initial purchase of Class A and Class B shares of a Fund is $1,000. The minimum investment for subsequent purchases of Class A and Class B shares is $50. The minimum initial investment amount for IRAs is $250. As discussed below, the minimum initial investment amount for Auto Invest Plan participants is $100; the minimum investment for subsequent purchases is $50.

     Depending upon the terms of a particular customer account, a Participating Organization may charge a customer's account fees for automatic investment and other cash management services provided in connection with investment in the Funds. Information concerning these services and any charges will be provided by the relevant Participating Organization. This Prospectus should be read in conjunction with any such information received from the Participating Organization.


     The Trust reserves the right to reject any order for the purchase of its Class A or Class B shares in whole or in part. No third party checks will be accepted.


     Every shareholder will receive a confirmation of each new transaction in the shareholder's account. In the case of shares held of record by a Participating Organization but beneficially owned by a customer, confirmations of purchases, exchanges and redemptions of shares by a Participating Organization will be sent to the customer by the Participating Organization. Certificates representing shares will not be issued.

SALES CHARGES

CLASS A SHARES

     The public offering price of a Class A share of a Fund equals its net asset value plus a sales charge. BISYS receives this sales charge as principal underwriter and will reallow a portion of it to broker/dealers or other financial institutions as dealer discounts and brokerage commissions. From time to time dealers who receive dealer discounts and broker commissions from BISYS may reallow a portion of such dealer discounts and broker commissions to other dealers or brokers. BISYS may elect to reallow a higher percentage of the sales charge stated below to selected brokers and dealers for all sales with respect to which orders are placed with BISYS during a particular period. At BISYS' discretion, the entire sales charge may at times be re-allowed as dealer discounts and brokerage commissions. If the entire sales charge is reallowed to a broker/dealer or financial institution, it may be deemed an "underwriter" under the Securities Act of 1933, as amended.

                                                                                            DEALER
                                                                     SALES CHARGE AS       ALLOWANCE
                                                  SALES CHARGE AS    A PERCENTAGE OF    AS A PERCENTAGE
                                                  A PERCENTAGE OF      NET AMOUNT         OF OFFERING
               AMOUNT OF PURCHASE                 OFFERING PRICE        INVESTED             PRICE
               ------------------                 ---------------    ---------------    ---------------
Less than $25,000...............................       4.00%              4.17%              3.60%
$25,000 or more but less than $50,000...........       3.75%              3.90%              3.38%
$50,000 or more but less than $100,000..........       3.50%              3.63%              3.15%
$100,000 or more but less than $250,000.........       3.25%              3.36%              2.93%
$250,000 or more but less than $500,000.........       3.00%              3.09%              2.70%
$500,000 or more but less than $1,000,000.......       2.50%              2.56%              2.25%
$1,000,000 or more..............................       0.00%              0.00%              0.00%

                                                                      PROSPECTUS

     Class A shares are offered at net asset value without an initial sales charge for purchases of $1 million or more, but such purchases are subject to a Contingent Deferred Sales Charge equal to 1% of the lesser of the value of the shares redeemed (exclusive of reinvested dividends and capital gains distributions) or the total cost of such shares in the event of a share redemption within twelve months following the purchase. The Distributor will provide additional compensation to securities dealers in an amount up to 1.00% of the offering price of Class A shares of the Funds for individual sales of $1 million to $5 million and 0.50% of the offering price of Class A shares of the Funds for individual sales over $5 million.


     The sales charges set forth in the tables above are applicable to purchases made at one time by any purchaser (a "Purchaser"), which term shall mean: (i) an individual, his or her spouse and children under the age of 21, if any; (ii) a trustee or other fiduciary of a single trust estate or single fiduciary account; or (iii) any other organized group of persons, whether incorporated or not, provided that such organization has been in existence for at least six months and has some bona fide business purpose other than the purchase of redeemable securities of a registered investment company. In order to qualify for a reduced sales charge, all orders from a Purchaser will have to be placed through a single investment dealer and identified at the time of purchase as originating from the same Purchaser, although such orders may be placed into more than one discrete account which identifies the Purchasers.

     BISYS, at its expense, will also provide additional compensation to dealers in connection with sales of shares of the Trust. Such compensation will include financial assistance to dealers in connection with conferences, sales or training programs for their employees, seminars for the public advertising campaigns regarding one or more Funds, and/or other dealer-sponsored special events. In some instances, this compensation will be made available only to certain dealers whose representatives have sold a significant amount of such shares. Compensation will include payment for travel expenses, including lodging, incurred in connection with trips taken by invited registered representatives and members of their families to locations within or outside of the United States for meetings or seminars of a business nature. Compensation will also include the following types of non-cash compensation offered through sales contests: (1) vacation trips, including the provision of travel arrangements and lodging, (2) tickets for entertainment events (such as concerts, cruises and sporting events), and (3) merchandise (such as clothing, trophies, clocks and pens). Dealers may not use sales of the Trust's Shares to qualify for this compensation to the extent such may be prohibited by the laws of any state or any self-regulatory agency, such as the NASD. None of the aforementioned compensation is paid for by the Funds or their shareholders.

REDUCED SALES CHARGES

CLASS A SHARES

     SALES CHARGE WAIVERS--The following classes of investors may purchase Class A shares of a Fund with no sales charge in the manner described below (any of which may be changed or eliminated at any time by BISYS):

     (1) Existing shareholders of a Fund, upon the reinvestment of dividend and capital gain distributions;

     (2) Officers, trustees, directors, employees and retired employees of the Trust, Pacific Century Financial and its affiliates, and of BISYS and its affiliates (and spouses and children of each of the foregoing);

     (3) With the exception of investors for whom Pacific Century Investment Services provides custodial services, investors for whom Pacific Century Financial or one of its affiliates acts in a fiduciary, advisory, custodial, agency or similar capacity;

     (4) Investors who purchase shares of a Fund through a retirement related payroll deduction plan, a 401(k) plan, a 403(b) plan, or a similar plan which by its terms permits purchases of shares; and

     (5) Orders placed on behalf of other investment companies distributed by the Distributor.

PROSPECTUS

     The Trust permits the sale of its Class A shares at prices that reflect the reduction or elimination of the sales charge to investors who are members of certain qualified groups meeting the following requirements. A qualified group
(i) is a group or association, or a category of purchasers who are represented by a fiduciary, professional or other representative (other than a registered broker-dealer); (ii) satisfies uniform criteria which enable the Distributor to realize economies of scale in its costs of distributing shares; (iii) if it is a group or association, gives its endorsement or authorization to an investment program to facilitate solicitation of its membership by a broker or dealer, and
(iv) complies with the conditions of purchase that are set forth in any agreement entered into between the Trust and the group, representative or broker or dealer. At the time of purchase the investor, either directly or through a broker or dealer, must furnish the Transfer Agent with information sufficient to permit verification that the purchase qualifies for a reduced sales charge.

     The Distributor may waive the sales charge for an investor who purchases a Fund's Class A shares with the proceeds from the recent redemption of shares of any non-money market front-end or back-end load mutual fund. To the extent the sales load of the Fund in which such investor seeks to invest is higher than that of the fund with respect to which the redemption proceeds relate, the Distributor will waive only that portion of the Fund's sales load which equals the prior sales load paid. Any portion of the sales load which is not waived in accordance with the foregoing must be paid by the investor at the time of purchase. Purchases of Fund shares using redemption proceeds as described above must be made within 60 days of redemption from funds which are not a series of Pacific Capital Funds and within 120 days of redemption from funds which are series of Pacific Capital Funds. The Transfer Agent must be notified in writing by the investor, or by his or her financial institution, at the time the purchase is made. A copy of the investor's account statement showing such redemption must accompany such notice. BISYS also, from time to time, may waive the sales charge for all investors with respect to any Fund.


     LETTERS OF INTENT--Any Purchaser may obtain a reduced sales charge by means of a written Letter of Intent which expresses the intention of such Purchaser to purchase a certain amount of a Fund's Class A shares within a period of 13 months. Each purchase of shares under a Letter of Intent will be made at the public offering price plus the sales charge applicable at the time of such purchase to a single transaction of the total dollar amount indicated in the Letter of Intent. A Letter of Intent may include purchases of shares made not more than 90 days prior to the date such Purchaser signs a Letter of Intent; however, the 13-month period during which the Letter of Intent is in effect will begin on the date of the earlier purchase to be included. The terms of the Letter of Intent and the escrow account associated therewith are described in the Account Registration Form. For further information, interested investors should contact the Transfer Agent or their Participating Organization. Letter of Intent privileges may be amended or terminated without notice at any time by the Trust.



     CONCURRENT PURCHASES AND RIGHT OF ACCUMULATION--A Purchaser may qualify for a reduced sales charge by (i) combining concurrent purchases of shares of a Fund with purchases of one or more of the other Funds sold with a sales charge or
(ii) combining a current purchase of shares of a Fund with prior purchases of shares of any of the other Funds sold subject to a sales charge. The applicable sales charge is based on the sum of (a) the Purchaser's current purchase of shares of any Fund sold with a sales charge plus (b) the then-current net asset value of all shares held by the Purchaser in any Fund sold with a sales charge. To receive the applicable public offering price pursuant to the right of accumulation, shareholders must at the time of purchase provide the Transfer Agent or the Participating Organization with sufficient information to permit confirmation of qualification. Accumulation privileges may be amended or terminated without notice at any time by the Trust. Shares of other series of the Trust sold subject to a sales charge which are not offered through this Prospectus may be counted for purposes of the accumulation privileges.


                                                                      PROSPECTUS

CLASS B SHARES

     The public offering price of a Class B share of a Fund equals its net asset value without the imposition of a sales charge at the time of purchase. However, Class B shares are subject to a contingent deferred sales charge ("CDSC") if the shares are redeemed within six years of purchase, at rates set forth below. After approximately eight years, Class B shares will automatically convert to Class A shares. See "Conversion of Class B shares to Class A shares" below, for more detail. At the time of redemption, the CDSC will be based on the initial purchase price or the current market value of the shares being redeemed, whichever is less. A CDSC will not be imposed on amounts representing increases in net asset value above the net asset value at the time of purchase. There is no CDSC on shares acquired through reinvestment of dividends. Imposition of the CDSC and the distribution fee on Class B shares is limited by the NASD asset-based sales charge rule.

     The following table sets forth the rates of the Class B CDSC:

                        CDSC AS A PERCENTAGE OF DOLLAR
 YEARS AFTER PURCHASE      AMOUNT SUBJECT TO CHARGE
 --------------------   ------------------------------
1st year..............                5%
2nd year..............                4%
3rd year..............                3%
4th year..............                3%
5th year..............                2%
6th year..............                1%

     Solely for purposes of determining the number of years which have elapsed from the time of purchase of any Class B shares, all purchases during a month will be aggregated and deemed to have been made on the last day of the month. In determining whether a CDSC is applicable to a redemption, the calculation will be made in the manner that results in the lowest possible charge being assessed. In this regard, it will be assumed that the redemption is first of shares held for more than six years or shares acquired pursuant to reinvestment of dividends or distributions both of which do not carry any CDSCs. It will then be assumed that the redemption is of shares held longest during the six year period, which will have the lowest CDSC.

     For example assume an investor purchased 100 Class B shares with a net asset value of $10 per share (i.e., at an aggregate net asset value of $1,000) and in the eleventh month after purchase, the net asset value per share is $12 and, during such time, the investor has acquired five additional Class B shares through dividend reinvestment. If at such time the investor makes his first redemption of 50 Class B shares (producing proceeds of $600), five of such shares will not be subject to the charge because of dividend reinvestment. With respect to the remaining 45 Class B shares being redeemed, the charge will be applied only to the original cost of $10 per share and not to the increase in net asset value of $2 per share. Therefore, only $450 of the $600 redemption proceeds will be subject to the charge of 5.00%, totaling $22.50.

     The contingent deferred sales charge is waived on redemptions of Class B shares (i) following the death or disability (as defined in the Internal Revenue Code (the "Code")) of a shareholder (or both shareholders in the case of joint accounts), (ii) to the extent that the redemption represents a minimum required distribution from an IRA or a Custodial Account under Code Section 403 (b) (7) to a shareholder who has reached age 70 1/2, and (iii) to the extent the redemption represents the minimum distribution from retirement plans under Code
Section 401 (a) where such redemptions are necessary to make distributions to plan participants.

CONVERSION OF CLASS B SHARES TO CLASS A SHARES.

     After approximately eight years, Class B shares will automatically convert to Class A shares and will be subject to the lower Distribution and Shareholder Service fees charged to Class A shares.

     For purposes of conversion of Class A shares, shares received as dividends and other distributions paid on Class B shares in a shareholder's Fund account will be considered to be held in a separate sub-account. Each time any Class B shares in a shareholder's Fund account (other than those in the

PROSPECTUS
sub-account) convert to Class A shares, a pro-rata portion of the Class B shares in the sub-account will also convert to Class A shares.

     If a shareholder effects one or more exchanges among Class B shares of the Funds of the Trust during the six-year period, the Trust will aggregate the holding periods for the shares of each Fund of the Trust for purposes of calculating that six-year period. Because the per share net asset value of the Class A shares may be higher than that of the Class B shares at the time of conversion, a shareholder may receive fewer Class A shares than the number of Class B shares converted, although the dollar value will be the same.

     The conversion will be on the basis of the relative net asset value of the shares of the two classes, without the imposition of any sales load, fee or other charge. Conversion of Class B shares to Class A shares will not be deemed a purchase or sale of the shares for federal income tax purposes.

     Shares purchased through reinvestment of dividends in Class B shares will also convert automatically to Class A shares after approximately eight years.


     AUTO INVEST PLAN--The Auto Invest Plan enables Class A or Class B shareholders of any of the Funds to make regular monthly or quarterly purchases of Class A or Class B shares through automatic deductions from their bank accounts. With shareholder authorization, the Transfer Agent will deduct the amount specified from the shareholder's bank account which will automatically be invested in shares at the public offering price on the dates of the deduction. The required minimum initial investment when opening an account using the Auto Invest Plan is $100; the minimum amount for subsequent investments is $50. To participate in the Auto Invest Plan, shareholders should complete the appropriate section of the Account Registration Form which can be obtained by calling the Pacific Capital Funds at 800-258-9232. For a shareholder to change the Auto Invest Plan instructions, the request must be made in writing to the Tansfer Agent or your Participating Organization. Depending upon the terms of a particular customer account, a Participating Organization may charge a customer's account fees for services provided in connection with investment in a Fund. Information concerning these services and any charges will be provided by the Participating Organizations. This Prospectus should be read in conjunction with any such information received from the Participating Organizations.


EXCHANGE PRIVILEGES


     Except as described below, Class A and Class B shareholders may exchange shares of any Fund on the basis of the relative net asset value of the shares exchanged, without payment of a sales charge, for the same class of any other Fund or the same class of any other series of the Trust. Class A shareholders may also exchange their shares for service class shares of the Cash Assets Trust, the Tax-Free Cash Assets Trust, or the U.S. Treasuries Cash Assets Trust. The exchange privilege may be exercised by shareholders so long as they maintain the respective minimum account balance in each Fund in which they own shares.


     To the extent that a holder of Class A shares exchanges into a Fund having a higher initial sales charge than that of the Fund from which the shareholder is exchanging, the shareholder will pay the sales charge differential at the time of the exchange. Class B shares of a Fund which are subject to a CDSC will be exchangeable on the basis of relative net asset value per share without the payment of any CDSC that might otherwise have been due upon redemption of the shares of the Fund. For purposes of computing the CDSC upon redemption of shares received in the exchange, the holding period will be measured from the date of purchase of the original shares and will retain the same CDSC rate as they had before the exchange, except that the rate will change to the new Fund's rate if that rate is higher. A CDSC rate that has increased will drop again with a future exchange into a Fund with a lower rate.

     For federal income tax purposes, an exchange of shares is deemed a sale on which a shareholder may realize capital gain or loss. Before an exchange can

                                                                      PROSPECTUS
be effected, a shareholder must receive a prospectus of the fund into which the subject shares are to be exchanged. If you have previously elected the telephone exchange option on your Account Registration Form, an exchange can be made by calling the Pacific Capital Funds at 800-258-9232 or telephoning your Participating Organization. Otherwise, exchanges may be made by forwarding a written request for exchange to the Transfer Agent or your Participating Organization. Exchange privileges may be exercised only in those states where shares of such other Fund or series may be legally sold, and may be amended or terminated at any time upon 60 days' notice.


                    HOW TO REDEEM CLASS A AND CLASS B SHARES

     Shareholders may redeem their Class A and Class B shares without charge on any day that net asset value is calculated (see "Valuation of Class A and Class B Shares") and the shares may ordinarily be redeemed by mail or by telephone. However, if you purchase shares through a Participating Organization which serves as the shareholder of record, you must redeem through such institution. In all other cases, a completed Account Registration Form must have been received by the Transfer Agent before redemption requests may be honored. All or part of a customer's shares may be subject to redemption in accordance with instructions and limitations pertaining to his or her account held by a Participating Organization. For example, if a customer has agreed to maintain a minimum balance in his or her account, and the balance in that account falls below that minimum due to redemptions, the customer may be obliged to redeem, or the Participating Organization may be authorized to redeem the customer's shares for and on behalf of the customer.

REDEMPTION BY MAIL


     A written request for redemption must be received by the Transfer Agent or your Participating Organization in order to constitute a valid tender for redemption. Participating Organizations are responsible for the prompt transmission of redemption requests to the Transfer Agent. The Transfer Agent will require a signature guarantee by an eligible guarantor institution if (a) the redemption check is to be payable to anyone other than the Class A or Class B shareholder(s) of record or (b) a redemption check is to be mailed or proceeds are to be wired to the Class A or Class B shareholder(s) at an address other than the address of record or other than a commercial bank account designated on the Account Registration Form of such Class A or Class B shareholder(s) or (c) the redemption proceeds exceed $50,000. For purposes of this policy, the term "eligible guarantor institution" shall mean members of the STAMP (Securities Transfer Agents Medallion Program), MSP (New York Stock Exchange Medallion Signature Program) or SEMP (Stock Exchanges Medallion Program). Participants of STAMP, MSP, and SEMP are subject to dollar value limitations which must be considered when requesting their authorization. The Transfer Agent reserves the right to reject any signature guarantee if it has reason to believe that the transaction would otherwise be improper.


REDEMPTION BY TELEPHONE


     A shareholder may have the proceeds of redemption requests electronically transferred or mailed directly to a domestic commercial bank account previously designated by the shareholder on the Account Registration Form. Under most circumstances, such proceeds will be transmitted on the next Business Day following receipt of a valid request for redemption. If you authorize the telephone redemption option in your Account Registration Form such electronic redemption request may be made by the shareholder by telephone to the Pacific Capital Funds or your Participating Organization. The Transfer Agent reserves the right to reduce the amount of a wire redemption payment by its then-current wire redemption charge. As of the date of this Prospectus, there is no charge for wire redemptions. While this policy is subject to change at any time, it is not anticipated that such charge would exceed $7 per wire redemption. There is no charge for having proceeds of redemption requests mailed to a designated bank account. The Trust will not permit shareholders to change their accounts by telephone. For


PROSPECTUS
telephone redemptions call the Pacific Capital Funds at 800-258-9232. Neither the Distributor, the Transfer Agent, Pacific Century nor the Trust will be liable for any losses, damages, expenses or cost arising out of any telephone transaction (including exchanges and redemptions) effected in accordance with the Funds' telephone transaction procedures, upon instructions reasonably believed to be genuine. The Trust will employ procedures designed to provide reasonable assurance that instructions by telephone are genuine. A description of the procedures employed by the Trust to confirm instructions communicated by telephone is contained in the Statement of Additional Information. This policy places the entire risk of loss for unauthorized or fraudulent transactions on the shareholder, except that if the Distributor, the Transfer Agent, Pacific Century, the Trust or their affiliates do not follow reasonable procedures, some or all of them may be liable for any such losses.


     During times of drastic economic or market changes, telephone exchanges or redemptions may be difficult to implement. If you experience difficulty in making a telephone exchange or redemption, your exchange or redemption request may be made by regular or express mail, and it will be implemented at the next determined net asset value following receipt by the Transfer Agent.

PAYMENTS TO CLASS A AND CLASS B SHAREHOLDERS

     Redemption orders are effected at the net asset value per share next determined after Class A and Class B shares are properly tendered for redemption, as described above. The proceeds paid upon redemption of shares in a Fund may be more or less than the amount invested. Payment to shareholders for shares redeemed will be made within seven days after receipt by the Transfer Agent of the request for redemption. However, to the greatest extent possible, the Trust will attempt to honor requests from shareholders for next Business Day payments upon redemption of shares if the request for redemption is received by the Transfer Agent before 4:00 p.m., Eastern Time, on a Business Day or, if the request for redemption is received after 4:00 p.m., Eastern Time, to honor requests for payment within two Business Days, unless it would be disadvantageous to the Trust or the shareholders of the particular Fund to sell or liquidate portfolio securities in an amount sufficient to satisfy requests for payments in such manner.

     If the Trust is requested to redeem shares for which it has not yet received good payment, it may delay the forwarding of proceeds only until payment has been collected for the purchase of such shares. Such collection may take up to 15 days or more. To avoid delay in payment upon redemption shortly after purchasing shares, investors should purchase shares by certified or bank check or by wire transfer. The Trust intends to pay cash for all shares redeemed, but under abnormal conditions which make payment in cash inadvisable, the Trust may make payment wholly or partly in portfolio securities at their then-current market value equal to the redemption price, net of any CDSC. In such cases, an investor may incur brokerage costs in converting such securities to cash.

     Due to the relatively high cost of handling small accounts, the Trust reserves the right to redeem, at net asset value, the shares of any shareholder if, because of redemptions of shares by or on behalf of the shareholder, the account of such shareholder in any Fund has a value of less than $250. Accordingly, an investor purchasing shares of a Fund in only the minimum investment amount may be subject to such involuntary redemption if he or she thereafter redeems some of his or her shares. Before the Trust exercises its right to redeem such shares and to send the proceeds to the shareholder, the shareholder will be given notice that the value of the shares of a Fund in his or her account is less than the minimum amount and will be allowed 60 days to make an additional investment in an amount which will increase the value of the account to at least $1,000.

AUTO WITHDRAWAL PLAN

     The Auto Withdrawal Plan enables Class A shareholders of any of the Funds to make regular monthly or quarterly redemptions of Class A shares. With shareholder authorization, the Transfer Agent will automatically redeem Class A shares at the net

                                                                      PROSPECTUS
asset value on the dates of the withdrawal and have a check in the amount specified mailed to the shareholder. The required minimum withdrawal is $100. To participate in the Auto Withdrawal Plan, shareholders should call the Pacific Capital Funds for more information. Purchases of additional shares concurrent with withdrawals may be disadvantageous to certain shareholders because of tax liabilities and sales charges. To change the Auto Withdrawal Instructions or to discontinue the feature, a shareholder must submit a written request to the Transfer Agent or their Participating Organization.


                          DIVIDEND AND TAX INFORMATION

DIVIDENDS AND DISTRIBUTIONS


     The Funds will declare and pay dividends of substantially all of their net income monthly. Distributable net realized capital gains are distributed at least annually to shareholders of record. A shareholder will automatically receive all income dividends and capital gains distributions in additional full and fractional shares of the same Class of shares held unless the shareholder elects to receive such dividends or distributions in cash. Dividends elected to be received in cash may be deposited directly into a shareholder's financial institution account, provided the shareholder has completed the appropriate section of the Account Registration Form. Dividends and distributions are reinvested without a sales charge as of the ex-dividend date using the net asset value determined on that date and are credited to a shareholder's account on the payment date. Reinvested dividends and distributions receive the same tax treatment as dividends and distributions paid in cash. Dividends are generally taxable when received. However, dividends declared in October, November or December to shareholders of record during those months and paid during the following January are treated for tax purposes as if they were received by each shareholder on December 31 of the prior year. Elections to receive dividends or distributions in cash, or any revocation thereof, must be made in writing to Pacific Capital Funds, P.O. Box 182130, Columbus, Ohio 43218-2130 or to your Participating Organization and will become effective with respect to dividends and distributions having record dates after its receipt by the Transfer Agent.


TAX INFORMATION

     Each Fund intends to continue to qualify as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"). If a Fund does so qualify, it will not be liable for federal income taxes to the extent it distributes its income to shareholders as dividends and capital gain distributions. However, the Code contains a number of complex tests relating to such qualification and it is possible, although not likely, that a Fund might not meet one or more of these tests in any particular year. If it does not so qualify, it would be treated for tax purposes as an ordinary corporation, would receive no tax deduction for distributions made to shareholders and would be unable to pay dividends or distributions which would qualify as "capital gains dividends," as discussed below.

     Corporate shareholders may be entitled to a dividends received deduction with respect to dividends paid by a Fund to the extent that they relate to dividends received from domestic corporations.

     Capital gains dividends (net gains from the sale of capital assets held for more than 12 months over net short-term losses which a Fund distributes) are reportable by shareholders as long-term capital gains. This is the case whether the shareholder takes his distribution in cash or elects to have the distribution reinvested in Fund shares and regardless of the length of time the shareholder has held his or her shares. The maximum capital gains rate for individuals is 28% with respect to assets held for more than 12 months, but not more than 18 months ("mid-term gains"), and 20% with respect to assets held for more than 18 months ("long-term gains"). The maximum capital gains rate for corporate shareholders currently

PROSPECTUS
is the same as the maximum tax rate for ordinary income.

     Short-term gains, when distributed, are taxed to shareholders as ordinary income. Capital losses of a Fund are not claimed by shareholders but carried forward by the Fund to offset gains in later years and thereby lessen the later-year capital gains distributions and amounts taxed to shareholders.

     A Fund's gains or losses on sales of securities will be long-term, mid-term or short-term depending upon the length of time the Fund has held such securities. Capital gains and losses of the Fund will also include gains and losses on futures and options, if any, including gains and losses actually realized on sales and exchanges and gains and losses deemed to be realized. Those deemed to be realized are on futures and options held by a Fund at year-end, which are "marked to the market," that is, deemed sold for fair market value. Net gains or losses realized and deemed realized on Section 1256 futures and options contracts will be reportable by the Fund as long-term to the extent of 60% of the gains or losses and short-term to the extent of 40% regardless of the actual holding period of such investments.

     The Trust will be required to withhold, subject to certain exemptions, at a rate of 31% on dividends paid and redemption proceeds (including proceeds from exchanges) paid or credited to non-exempt shareholders of the Funds if a correct Taxpayer Identification Number, certified when required, is not on file with the Trust or the Transfer Agent.

     Under the Code, dividends (but not capital gain distributions) paid to a non-resident alien or other foreign shareholder may be subject to U.S. withholding tax at the rate of 30% (or a lower treaty rate).

     Information as to the federal tax status of the Trust's dividends and distributions will be mailed to shareholders annually.

TAX EFFECTS OF REDEMPTIONS

     A shareholder who redeems his or her shares or exchanges his or her shares for shares of another Fund generally will have a capital gain or loss (depending on whether the proceeds of the redemption are more or less than their tax basis, which is usually cost). In the case of an individual, any such capital gain will be treated as short-term capital gain if the shares were held for not more than 12 months, mid-term gain, taxable at the maximum rate of 28%, if such shares were held for more than 12, but not more than 18 months, and long-term capital gain, taxable at the maximum rate of 20%, if such shares were held for more than 18 months. In the case of a corporation, any such capital gain will be treated as long-term capital gain, taxable at the same rates as ordinary income, if such shares were held for more than 12 months. Any such capital loss will be treated as long-term capital loss if such shares were held for more than 12 months, and otherwise will be treated as short term capital loss. However, if the shares redeemed or sold were held for six months or less, any capital loss is treated as long-term to the extent of capital gains distributions received on such shares.

HAWAIIAN TAX INFORMATION

     The Funds, and dividends and distributions made by the Funds to Hawaii residents, will generally be treated for Hawaii income tax purposes in the same manner as they are treated under the Code for federal income tax purposes.

     Persons or entities who are not Hawaii residents should not be subject to Hawaii income taxation on dividends and distributions made by the Trust but will be subject to other state and local taxes.

     For further information regarding taxation, see "Tax Information" in the SAI.

     The foregoing is a general and abbreviated summary of the applicable provisions of the Code and Treasury regulations presently in effect, and state taxation.

     Shareholders are urged to consult their own tax advisers regarding specific questions as to federal, local or foreign taxes. Foreign investors should consider applicable foreign taxes in their evaluation of an investment in a Fund.

                                                                      PROSPECTUS

                              GENERAL INFORMATION

PERFORMANCE

     From time to time performance for the Class A and Class B shares of the Funds showing each Fund's average annual total return, aggregate total return and yield may be presented in advertisements, sales literature and in reports to Class A and Class B shareholders. Such performance figures are based on historical earnings and are not intended to indicate future performance. Average annual total return will be calculated for the period since the establishment of the Funds, and will, unless otherwise noted, reflect the imposition of the maximum sales charge. Average annual total return is measured by comparing the value of an investment in Class A shares of a Fund at the beginning of the relevant period to the redemption value of the investment, after reflecting the reinvestment of any dividends or capital gains distributions and annualizing the difference. Aggregate total return is calculated similarly to average annual total return except that the return figure is aggregated over the relevant period instead of annualized. Yield will be computed by dividing such Fund's net investment income per Class A or Class B share earned during a recent 30-day period by such Fund's per Class A or Class B share maximum offering price (reduced by any undeclared earned income expected to be paid shortly as a dividend) on the last day of the period and annualizing the result. From time to time, average annual total return, aggregate total return and yield for the Class A shares of the Funds may also be calculated and advertised on the basis of an investment in a Fund at the net asset value per share or at net asset value per share plus a reduced sales charge, rather than the public offering price per share. In this case, the figure would not reflect the effect of a maximum sales charge that a Class A shareholder may have paid.

     Shareholders may also be provided with information comparing the performance of the Class A and Class B shares of the Funds to the performance of other mutual funds or mutual fund portfolios with comparable investment objectives and policies. This information may be based on data relating to various mutual fund or market indices such as those prepared by Dow Jones & Co., Inc. and Standard & Poor's Corporation or data prepared by Lipper Analytical Services, Inc. Comparisons may also be made to indices or data published in Money Magazine, Forbes, Barron's, The Wall Street Journal, The New York Times, Business Week, American Banker, Institutional Investor, Pensions and Investments, USA Today, Fortune, CDA/Wiesenberger, Ibbotson Associates, Inc., Morningstar and regional periodicals and newspapers. In addition to yield information, general information about the Funds that appears in a publication such as those mentioned above may also be quoted or reproduced in advertisements or in reports to shareholders. Reports to shareholders may contain performance information on any Fund.

     Yield and total return are functions of the type and quality of instruments held in the portfolio, operating expenses, and market conditions. Consequently, current yields and total return will fluctuate and are not necessarily representative of future results. Any fees charged by an affiliate of Pacific Century or a Participating Organization with respect to customer accounts for investing in shares of the Funds will not be included in performance calculations; such fees, if charged, would reduce the actual yield and total return from that quoted.

     Because of differences in the fees and/or expenses borne by the classes of shares of the Funds, the average annual total return, aggregate total return, and yield of the Class B shares can be expected, at any given time, to be lower than the average annual total return, aggregate total return, and yield of Class A shares. Standardized yield and total return quotations will be computed separately for Class A and Class B shares.

DESCRIPTION OF THE TRUST AND ITS SHARES

CAPITALIZATION--The Trust was organized as a Massachusetts business trust on October 30, 1992, and currently consists of nine separately managed series. The Board of Trustees may establish additional series in the future. The series of the Trust are: the Balanced

PROSPECTUS

Fund, Diversified Fixed Income Fund, Growth and Income Fund, Growth Stock Fund, New Asia Growth Fund, Short Intermediate U.S. Treasury Securities Fund, Tax-Free Securities Fund, Tax-Free Short Intermediate Securities Fund and the U.S. Treasury Securities Fund, each with unlimited transferable shares of beneficial interest, no par value. When issued in accordance with the terms and procedures described in their respective Prospectuses, shares of the Funds are fully paid, non-assessable and freely transferable.

     Each series is comprised of three classes of shares--Class A, Class B and Class Y shares. The classes have identical rights with respect to the series of which they are a part, provided that there are certain matters which affect one class but not another. Currently, the only such matters are the existence of the Distribution Plans with respect to each of Class A and Class B shares, but not any Class Y shares, the absence of any sales load with regard to the purchase or redemption of the Class Y shares, and the fact that a sales person or other person entitled to receive compensation for selling or servicing Class A, Class B or Class Y shares may receive different compensation with respect to one such Class over the other Class in the same Fund. On all such matters, shareholders vote as a class, and not by series. Class Y shares have different expenses, and are subject to no sales charge, which may affect performance. A separate Prospectus applies to the Class Y shares of each series. Prospectuses relating to the Class Y shares of each series may be obtained by calling the telephone number listed on the first page of this Prospectus.

     VOTING--Shareholders have the right to vote on the election of Trustees and on any and all matters as to which, by law or the provisions of the Declaration of Trust of the Trust, they may be entitled to vote. All shares of the Trust have equal voting rights and will be voted in the aggregate, and not by class or series, except where voting by class or series is required by law or where the matter involved affects only one class or series. The Trust is not required to hold annual meetings of the Funds' shareholders, and does not intend to do so, in any fiscal year in which it is not required by law to elect Trustees. The Trustees are required to call a meeting for the purpose of considering the removal of persons serving as Trustee, if requested in writing to do so by the holders of not less than 10% of the outstanding shares of the Trust.

     SHAREHOLDER LIABILITY--Under Massachusetts law, shareholders of the Funds could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Trust's Declaration of Trust disclaims shareholder liability for acts or obligations of the Trust. The Declaration of Trust provides for indemnification out of a Fund's property for all loss and expense of any shareholder of such Fund held liable on account of being or having been a shareholder. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which a Fund would be unable to meet its obligations.

SHAREHOLDER INQUIRIES

     Shareholder inquiries may be addressed to a Fund at the address or telephone number set forth on the cover page of this Prospectus.

                                                                      PROSPECTUS

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

APPLICATION FOR PACIFIC CAPITAL FUNDS

PLEASE COMPLETE STEPS 1 THROUGH 5 AND MAIL TO:


PACIFIC CAPITAL FUNDS


P.O. BOX 182130, COLUMBUS, OH 43218-2130

1-800-258-9232                                      [PACIFIC CAPITAL FUNDS LOGO]

------------------------------------------------------------------------------------------------------------------------------------
  STEP 1  ACCOUNT REGISTRATION   PLEASE TYPE OR PRINT NAME EXACTLY AS ACCOUNT IS
                                 TO BE REGISTERED
  A. REGISTRATION

[ ]     Individual      1.    -----------------------------------------------------------------------------------------------------
                              First Name          Middle Initial        Last Name   Social Security Number

[ ]     Joint Account*  2.    ----------------------------------------------------------------------------------------------------
        (Use lines 1          First Name   Middle Initial   Last Name   Social Security Number
        and 2)                *JOINT ACCOUNTS WILL BE TENANTS WITH RIGHTS OF SURVIVORSHIP
                                              UNLESS OTHERWISE SPECIFIED.

[ ]     For a Minor     3.    ------------------------------------------------------------- Under the
        (Only one             Custodian's First Name     Middle Initial     Last Name
        custodian and         --------- Uniform Gifts/Transfers to Minors Act
        one minor             State
        are  permitted.)
                              Custodian For
                                            ---------------------------------------------------------------------------------------
                                             Minor's First Name      Middle Initial      Last Name     Minor's Social Security No.

[ ]     For Trust,      4.    -----------------------------------------------------------------------------------------------------
        Corporation,          (Name of Corporation or Partnership; PLEASE INDICATE TYPE OF
        Partnership or        ORGANIZATION. If a Trust, include the name and date of the
        other Entity          Trust Instrument. The name(s) of the Trustees in which
                              account will be registered should be listed below. Account for a Pension or Profit Sharing Plan or Trust may be
                              registered in the name of the Plan or Trust itself.)

                              -----------------------------------------------------------------------------------------------------
                              Tax I.D. Number         Trustee(s) or Authorized Individual         Title

------------------------------------------------------------------------------------------------------------------------------------
  B. MAILING ADDRESS AND TELEPHONE NUMBER

------------------------------------------------------------------------------------------------------------------------------------
Street or P.O. Box                  City         State         Zip Code

(          )
------------------------------------------------------------------------------------------------------------------------------------
Area Code   Daytime Telephone Number   Occupation   Employer's Name/Employer's Address    City     State

Citizen or resident of: U.S. [ ] Other [ ]  ____  Check here [ ] if you are a non U.S. Citizen or resident and not subject to back-up withholding.

                                    See certification in Step 5.


------------------------------------------------------------------------------------------------------------------------------------
  C. INVESTMENT DEALER OR BROKER: (Important -- to be competed by Dealer or Broker)

------------------------------------------------------------------------------------------------------------------------------------
Dealer Name    Branch Office Address    Branch Office City/State    Branch #

                                                  (      )
------------------------------------------------------------------------------------------------------------------------------------
Representative's Name    Rep #    Area Code Telephone #   [Agent User Dealer # / Branch #]

------------------------------------------------------------------------------------------------------------------------------------
  STEP 2  PURCHASE OF SHARES

  A. INITIAL INVESTMENT
   Make check payable to: Pacific Capital Funds   Minimum Initial Investment in any Fund is $1,000. Subsequent Investments, $50.

A.  B.                                                               A.  B.
[ ] N/A                                                              [ ] N/A Tax-Free Short Intermediate Securities
        U.S. Treasury Securities Fund              $ ---------               Fund                                       $ ---------
[ ] N/A Short Intermediate U.S. Treasury                             [ ] [ ]
        Securities Fund                            $ ---------               Growth Stock Fund                          $ ---------
[ ] [ ] Diversified Fixed Income Fund              $ ---------       [ ] N/A Balanced Fund                              $ ---------
[ ] [ ] Tax-Free Securities Fund                   $ ---------       [ ] [ ] Growth and Income Fund                     $ ---------
[ ] [ ] New Asia Growth Fund                       $ ---------               Total Investment                           $ ---------

------------------------------------------------------------------------------------------------------------------------------------
  B. DISTRIBUTIONS: All income dividends and capital gains distributions will be REINVESTED in additional shares at net asset value unless otherwise indicated below.

      Dividends are to be:  [ ] Reinvested  [ ] Paid in cash*  Capital Gains are to be:  [ ] Reinvested  [ ] Paid in cash*

    *FOR CASH DIVIDENDS, PLEASE CHOOSE ONE OF THE FOLLOWING OPTIONS:
    [ ] Wire directly into my financial institutional account. ATTACHED IS A VOIDED CHECK showing the account information where I would like the dividend deposited.
    [ ] Mail check to my address listed in Step 1B.
    [ ] Mail check as requested in Step 3F.

------------------------------------------------------------------------------------------------------------------------------------
  C. LETTER OF INTENT      I/we intend to invest in shares of one or more of the Pacific Capital Funds during the 13-month period
 (See Terms of Escrow      from the date of my first purchase pursuant to this Letter (which purchase cannot be more than 90 days
      for Letter           prior to the date of this Letter), an aggregate amount (excluding any reinvestment of dividends or
of Intent at the end of    distributions) of at least $25,000 which, together with my present holdings of Pacific Capital Fund
         this              shares (at public offering price on date of this Letter), will equal or exceed the minimum amount
     application).         checked below:*

-----------------------          [ ] $ 25,000   [ ] $   50,000  [ ] $ 100,000  [ ] $250,000
 Check appropriate box           [ ] $500,000     [ ] $1,000,000

    [ ] YES [ ] NO         *Accumulated investments must aggregate at least $100,000 for reduced sales charges to apply to purchases of shares of the Short-Intermediate U.S. Treasury Securities Fund or the Tax-Free Short
                            Intermediate Securities Fund.

------------------------------------------------------------------------------------------------------------------------------------
  STEP 3  SPECIAL FEATURES

  A. AUTOMATIC INVEST PROGRAM
-----------------------
 Check appropriate box
    [ ] YES [ ] NO


                            This option provides you with a convenient way to have amounts automatically drawn on your financial institution account and invested in your Pacific Capital Fund account. To establish this program, please complete Step 5, Sections A & B of this Application.


                            I wish to make regular monthly investments. The minimum initial purchase is reduced to $100 per Fund when you use this service. Subsequent minimum purchase is $50 for each Fund. YOU MUST ATTACH A
                            PRE-PRINTED DEPOSIT SLIP OR VOIDED CHECK.

                                               Amount
                            ----------- Fund   $ ---------   Please select how often you would like to have the amount(s)
                                                             shown above withdrawn from your checking account and invested
                            ----------- Fund   $ ---------   into the above selected Fund(s).
                            ----------- Fund   $ ---------   [ ] Once each month -- on     [ ] Twice each month on the 1st
                                                                 the 1st                       and the 16th
                                        Total  $ ---------   [ ] Once each month -- on     [ ] Once each quarter on the 1st
                                                                 the 16th                  beginning in the month of
                                                                                               -----------------.

------------------------------------------------------------------------------------------------------------------------------------
  B. TELEPHONE INVESTMENT
-----------------------
 Check appropriate box
    [ ] YES [ ] NO


                            This option provides you with a convenient way to add to your account at any time you wish by simply calling the Pacific Capital Funds toll-free at 1-800-258-9232. To establish this program, please complete Step 5, Sections A & B of this Application. YOU MUST ATTACH A PRE-PRINTED DEPOSIT SLIP OR
                            VOIDED CHECK.


------------------------------------------------------------------------------------------------------------------------------------
  C. AUTOMATIC WITHDRAWAL PLAN

Application must be
received in good order
at least two weeks
prior
to 1st actual
liquidation date.


-----------------------
 Check appropriate box
    [ ] YES [ ] NO


                            Please establish an Automatic Withdrawal Plan for this account, subject to the terms of the Automatic
                            Withdrawal Plan Provisions set forth below. To realize the amount stated below, BISYS Fund Services,
                            Inc. (the "Agent") is authorized to redeem sufficient shares from this account at the then current Net
                            Asset Value, in accordance with the terms below:


                            The minimum Automatic Withdrawal amount is $100 per Fund.

                                                             $ ---------------------------
                            ------------------------- Fund
                                                             $ ---------------------------
                            ------------------------- Fund
                                                      Total  $ ---------------------------

                   Please select how often you would like to have payments made from your account under the Automatic Withdrawal Plan.

                            [ ] Once each month -- on the    [ ] Twice each month on the 1st and 16th
                                1st
                            [ ] Once each month -- on the    [ ] Once each quarter on the 1st beginning in
                                16th                         the month of
                                                               -------------------- .

                   Please choose one of the following options:
                   [ ] Mail check to my address listed in Step 1a.
                   [ ] Mail check as requested in Step 3f.

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  D. 1. TELEPHONE EXCHANGE

This option allows you
to effect exchanges
among accounts in your
name within the Pacific
Capital group of Funds,
as described in the
Prospectus, by
telephone.

-----------------------
 Check appropriate box
    [ ] YES [ ] NO

                            The Agent is authorized to accept and act upon my/our or any other person's telephone instructions to execute the exchange of shares of one Pacific Capital Fund for one of the funds into which exchange is permitted, as designated in the Prospectus, with identical shareholder registration. The exchange will be executed at the relative net asset values of the two funds as next determined following receipt of such instructions.

                            Except for gross negligence in acting upon such telephone instructions to execute an exchange and subject to the conditions set forth herein, I (we) understand and agree to hold harmless the Agent, each of the Pacific Capital Funds, and their respective officers, directors, trustees, employees, agents and affiliates against any liability, damage, expense, claim or loss, including reasonable costs and attorney's fees resulting from acceptance of or acting or failure to act upon this Authorization.

                                                                    TO MAKE A TELEPHONE EXCHANGE, CALL THE AGENT AT 1-800-258-9232.
     2. TELEPHONE REDEMPTION
This option allows you
to effect telephone
redemptions, as
described in the
Prospectus.

-----------------------
 Check appropriate box
    [ ] YES [ ] NO

                            The Agent is authorized to accept and act upon my/our or any other person's telephone instructions to execute a redemption of shares of one or more Pacific Capital Funds. The redemption will be executed at net asset value next determined following receipt of such instructions.

                            Except for gross negligence in acting upon such telephone instructions to execute a redemption and subject to the conditions set forth herein, I (we) understand and agree to hold harmless the Agent, each of the Pacific Capital Funds, and their respective officers, directors, trustees, employees, agents and affiliates against any liability, damage, expense, claim or loss, including reasonable costs and attorney's fees resulting from acceptance of or acting or failure to act upon this Authorization.

                                                                 TO MAKE A TELEPHONE REDEMPTION, CALL THE AGENT AT 1-800-258-9232.

-------------------------------------------------------------------------------------------------------------------------------
  E. EXPEDITED REDEMPTION
The proceeds will be
deposited to your
financial institution
account listed.

-----------------------
 Check appropriate box
    [ ] YES [ ] NO
TO MAKE AN EXPEDITED
REDEMPTION, CALL THE
AGENT AT
1-800-258-9232.

                            Cash proceeds in any amount from the redemption of shares will be mailed or wired, whenever possible, upon request, if in an amount of $1,000 or more to my (our) account at a financial institution. The financial institution account must be in the same name(s) as this Pacific Capital Fund account is registered. YOU MUST ATTACH A PRE-PRINTED DEPOSIT SLIP OR VOIDED CHECK.

                            ----------------------------------------------
                            Financial Institution Account Registration

                            ----------------------------------------------
                            Name of Financial Institution

                            ----------------------------------------------
                            Street

                            ----------------------------------------------
                            Financial Institution Account Number

                            ----------------------------------------------
                            Financial Institution Transit/Routing

                            ----------------------------------------------
                            City                 State      Zip Code

-------------------------------------------------------------------------------------------------------------------------------
  F. SECONDARY ADDRESS

-----------------------
 Check appropriate box
    [ ] YES [ ] NO

                            Checks should be made payable as indicated below. If check is payable to a financial institution, i.e., a commercial bank, savings bank or credit union, for your account, indicate financial institution name, address and your account number.

                            ----------------------------------------------
                            First Name         Middle Initial         Last Name

                            ----------------------------------------------
                            First Name         Middle Initial         Last Name

                            ----------------------------------------------
                            Street

                            ----------------------------------------------
                            City                       State         Zip Code

                            ----------------------------------------------
                            Name of Financial Institution

                            ----------------------------------------------
                            Street

                            ----------------------------------------------
                            City                       State         Zip Code

                            ---------------------------------------------
                            Financial Institution Account Number

--------------------------------------------------------------------------------
  STEP 4  CLIENT AGREEMENT
CLIENT AGREEMENT   After reading this section, please sign in Step 5, Section B.

   To: BISYS Fund Services Limited Partnership (the "Distributor"), and BISYS Fund Services, Inc. (the "Transfer Agent") and Pacific Century Trust (the "Investment Adviser").
   I (We) have full right, power, authority and legal capacity; and am (are) of legal age in my (our) state of residence to purchase shares of the investment portfolios ("Funds") of the Pacific Capital Funds (the "Fund Company"). I (we) affirm that I (we) have received and read the current prospectus(es) of the Fund(s) selected and agree to be bound by its terms.
a. THE MEANING OF WORDS IN THIS AGREEMENT: The words "I," "me" and "my" refer to the person(s) who signed this Agreement. The words "you" and "your" refer to the Distributor and the Transfer Agent.
b. REPRESENTATIONS. I understand that you provide no investment, tax, or legal advice, and I have relied on my independent judgement with respect to the suitability or potential value of any security or order.
c. DEBIT AUTHORIZATION AND SETTLEMENT. If I authorize, and if the Transfer Agent approves, the use of my bank account designated in Step 3. Section E of this Account Registration Form (the "designated account") as the settlement account in connection with this account. I understand and agree that the Transfer Agent may debit the designated account for payment of securities purchased by me either by way of this Account Registration Form and order, by signing up for the Automatic Investment Plan, or for subsequent purchases in any Funds as I may direct. If I have instructed that a purchase be settled through a debit of my account, I certify that I have the power and authority to debit the account. I agree to have sufficient collected funds available in the designated account to cover the amounts due on purchase of securities at the time of placing my order. If I have designated another method of payment, I agree to deliver sufficient collected funds to cover the amount due by 9:00 a.m. (Eastern Time) on the settlement date. I understand that if sufficient collected funds are not available, my purchase will be rejected and I will be liable for any resulting loss.
   If the Transfer Agent executes a transaction but fails to receive sufficient payment for such shares, the Transfer Agent may, without prior notice, redeem any Pacific Capital shares. I agree to reimburse the Fund or BISYS Fund Services, Inc. on demand for any costs, losses or liabilities incurred by such party in collection of the debit balance.
   I understand and agree that the Transfer Agent may credit the designated account with dividend distributions, Automatic Withdrawal Plan, and other distributions that are payable to me (us) by the Fund Company.
   I further understand that the Automatic Withdrawal Plan and the Automatic Investment Plan may be terminated or modified at any time without notice.
d. FORCE MAJEURE. You shall not be liable for any loss or delay caused directly or indirectly by war, natural disaster, government restrictions, exchange or market rulings or other conditions beyond your control.
e. RECORDING CONVERSATIONS. I understand and agree that, for our mutual protection, telephone conversations may be recorded without further notice.
f. APPLICABLE LAWS AND REGULATIONS. All transactions shall be subject to rules, regulations, customs and usages of the exchange, market or clearinghouse where executed, all applicable federal and state laws and regulations, and the policies and procedures as determined by the Fund Company set forth in its then current prospectus(es).
g. GOVERNING LAWS. The Agreement shall be governed by the laws of the State of Ohio as applicable.
h. RELIANCE ON REPRESENTATIONS. I understand that you shall rely on the information that I have set forth in this Agreement. I agree that all changes to this information shall be promptly provided to the Transfer Agent in writing. The Transfer Agent is entitled to rely on this information until I change it by subsequent written notice.
i. DELIVERY AND RECEIPT. Any orders for transactions in the Funds under this Agreement will NOT be effective until received and approved by the Distributor and the Transfer Agent at their offices in Columbus, Ohio. The Distributor and the Transfer Agent shall not be responsible for any losses or lost profit opportunity I may experience due to any delays in the execution of purchase and redemption orders as a result of delayed receipt of such orders.
j. INSTRUCTIONS. Neither the Distributor, the Transfer Agent nor the Fund Company shall be liable for any loss, damages, expense or cost arising out of any telephone redemption effected in accordance with the Fund Company's telephone redemption procedures, upon instructions reasonably believed to be genuine. The Fund Company and its agents will employ procedures designated to provide reasonable assurance that instructions by telephone are genuine. These procedures include recording all phone conversations, sending confirmations to shareholders within 72 hours of the telephone transaction, verification of account name and account number or tax identification number and sending redemption proceeds only to the address of record or to a previously authorized bank account.
k. ARBITRATION. This paragraph contains what is sometimes referred to as a predispute arbitration clause. In this regard, I am aware of the following:
(i) Arbitration is final and binding on the parties.
(ii) The parties are waiving their right to seek remedies in court, including the right to jury trial.
(iii) Pre-arbitration discovery is generally more limited than and different from court proceedings.
(iv) The arbitrators' award is not required to include factual findings or legal reasoning and any party's right to appeal or to seek modification of rulings by the arbitrators is strictly limited.
(v) The panel of arbitrators will typically include a minority of arbitrators who were or are affiliated with the securities industry.
(vi) All agreements shall include a statement that "No person shall bring a putative or certified class action to arbitration, nor seek to enforce any predispute arbitration agreement against any person who has initiated in court a putative class action; or who is a member of a putative class who has not opted out of the class with respect to any claims encompassed by the putative class action until: (i) the class certification is denied, or (ii) the class is decertified, or (iii) the person against whom the arbitration agreement would be enforced is excluded from the class by the court. Such forbearance to enforce an agreement to arbitrate shall not constitute a waiver of any rights under this agreement except to the extent stated herein."
   It is agreed that any controversy between me and the Fund Company and/or any of its service providers (including the Investment Adviser) arising out of this Agreement or my business with you, shall be settled by arbitration conducted in accordance with the rules of the National Association of Securities Dealers, Inc. or the American Arbitration Association, as I may elect. Failure to notify you of such election in writing within five (5) days after receipt from you of a request for arbitration shall be deemed to be authorization to make such election on my behalf. Judgement upon the award of the arbitrators may be entered by any court having jurisdiction.
l. INDEMNIFICATION. As additional consideration for the services of the Distributor, the Transfer Agent and the Investment Adviser, with regard to this Account, I agree to indemnify and hold each of them, the Fund Company, and their officers, directors, employees and agents harmless from and against any and all losses, demands, claims, actions, expenses and attorney's fees arising out of or in connection with this Agreement which are not caused by their negligence or willful misconduct. The provisions of this Section shall survive termination of this Agreement; the provisions of this Section shall be binding on my successors and assigns.
m. I understand that if disbursements out of this account are to anyone other than the applicant or the applicant's joint tenant, a signature guarantee will be required.

n. With respect to Step 3, I understand that if the 1st or 16th should fall on a non-business day, the transaction will be effective on the next business day.

o. I UNDERSTAND THAT MUTUAL FUND SHARES ARE NOT DEPOSITS OF ANY BANK, ARE NOT INSURED BY THE FDIC, ARE NOT OBLIGATIONS OF ANY BANK OR THE U.S. GOVERNMENT AND ARE NOT ENDORSED OR GUARANTEED IN ANY WAY BY ANY BANK.

--------------------------------------------------------------------------------

  STEP 5  DEPOSITORS AUTHORIZATION TO HONOR DEBITS


  SECTION A IF YOU SELECTED AUTOMATIC INVESTMENT OR TELEPHONE INVESTMENT YOU
            MUST ALSO COMPLETE STEP 5,

           SECTIONS A & B.

I/We authorize the Financial Institution listed below to charge my/our account for any drafts or debits drawn on my/our account initiated by the Agent, BISYS Fund Services, Inc., and to pay such sums in accordance therewith, provided my/our account has sufficient funds to cover such drafts or debits. I/We further agree that your treatment of such orders will be the same as if I/we personally signed or initiated the drafts or debits.


I/we understand that this authority will remain in effect until you receive my/our written instructions to cancel this service. I/We also agree that if any such drafts or debits are dishonored, for any reason, you shall have no liabilities.


 FINANCIAL INSTITUTION ACCOUNT NUMBER

NAME AND ADDRESS          ------------------------------------------------------------
  WHERE MY/OUR            NAME OF FINANCIAL INSTITUTION
  ACCOUNT IS              ------------------------------------------------------------
  MAINTAINED              STREET ADDRESS
                          ------------------------------------------------------------
                          CITY                                      STATE                   ZIP
                          CODE
NAME(S) AND               ----------------------------------------------------  ------------------
  SIGNATURE(S) OF                             PLEASE PRINT                             DATE
  DEPOSITOR(S) AS         ----------------------------------------------------  ------------------
  THEY APPEAR WHERE                            SIGNATURE                               DATE
  ACCOUNT IS              ----------------------------------------------------
  REGISTERED                                  PLEASE PRINT
                          ----------------------------------------------------
                                               SIGNATURE

--------------------------------------------------------------------------------
  SECTION B     SHAREHOLDER AUTHORIZATION / SIGNATURE(S) REQUIRED
  - I/We authorize the Pacific Capital Funds and its agents to act upon these Instructions for the features that have been checked.
  - I/We acknowledge that in connection with an Automatic Investment or Telephone Investment, if my/our account at the Financial Institution has insufficient funds, Pacific Capital Funds and its agents may cancel the purchase transaction and are authorized to liquidate other shares or fractions thereof held in my/our Pacific Capital Fund account to make up any deficiency resulting from any decline in the net asset value of shares so purchased and any dividends paid on those shares. I/We understand that in the event of such deficiency, Pacific Capital Funds and its agents will first liquidate shares of the Pacific Capital Fund to which the purchase transaction relates, and then, in the discretion of Pacific Capital Funds and its agents, shares of any other Pacific Capital Fund in my/our account at the Financial Institution. I/We authorize Pacific Capital Funds and its agents to correct any transfer error by a debit or credit to my/our financial Institution account and/or Fund account and to charge the account for any related charges.
  - I/We acknowledge that shares purchased either through Automatic Investment or Telephone Investment are subject to applicable sales charges.
  - The undersigned warrants that he/she has full authority and is of legal age to purchase shares of the Pacific Capital Fund(s) designated above and has received and read a current Prospectus of such Fund(s) and agrees to its terms. Pacific Capital Funds, Agent and the Distributor and their Trustees, directors, employees and agents will not be liable for acting upon instructions believed to be genuine, and will not be responsible for any losses resulting from unauthorized telephone transactions if the Agent follows reasonable procedures designed to verify the identity of the caller. The Agent will request some or all of the following information: account name and number, name(s) and social security number registered to the account and personal identification; the Agent may also record calls. Shareholders should verify the accuracy of confirmation statements immediately upon receipt. Under penalties of perjury, the undersigned whose Social Security (Tax I.D.) Number is shown above certifies(I) that Number is my correct taxpayer identification number and (II) currently I am not under IRS notification that I am subject to backup withholding (line out (II) if under notification). If no such Number is shown, the undersigned further certifies, under penalties of perjury, that either (a) no such Number has been issued, and a Number has been or will soon be applied for. If a Number is not provided to you within sixty days, the undersigned understands that all payments (including liquidations) are subject to 31% withholding under federal tax law, until a Number is provided and the undersigned may be subject to a $50 I.R.S. penalty; or (b) that the undersigned is not a citizen resident of the U.S.; and either does not expect to be in the U.S. for more than 182 days during each calendar year and does not conduct a business in the U.S. which would receive any gain from the Fund, or is exempt under an income tax treaty. NOTE: ALL REGISTERED OWNERS OF THE ACCOUNT MUST SIGN BELOW. FOR A TRUST, ALL TRUSTEES MUST SIGN*

  THIS AGREEMENT CONTAINS A PREDISPUTE ARBITRATION CLAUSE IN STEP 4, LETTER K.

------------------------------------------  ------------------------------------------  ------------------
  INDIVIDUAL (OR CUSTODIAN)                 JOINT REGISTRANT, IF ANY                    DATE

------------------------------------------
  CORPORATE OFFICER, PARTNER, TRUSTEE(S),   ------------------------------------------  ------------------
  ETC.                                      TITLE                                       DATE

*FOR A TRUST, CORPORATION OR ASSOCIATION, THIS FORM MUST BE ACCOMPANIED BY PROOF OF AUTHORITY TO SIGN, SUCH
  AS A CERTIFIED COPY OF THE CORPORATE RESOLUTION OR A CERTIFICATE OF INCUMBENCY UNDER THE TRUST
  INSTRUMENT.

  SPECIAL INFORMATION
  - Certain features (Automatic Investment, Telephone Investment, Expedited Redemption and Direct Deposit of Dividends) are effective 15 days after this form is received in good order by the Fund's Agent.
  - You may cancel any feature at any time, effective 3 days after the Agent receives notice from you.
  - Either the Fund or the Agent may cancel any feature, without prior notice, if in its judgment your use of any feature involves unusual effort or difficulty in the administration of your account.
  - The Fund reserves the right to alter, amend or terminate any or all features or to charge a service fee upon 30 days' written notice to shareholders except if additional notice is specifically required by the terms of the Prospectus.
  BANKING INFORMATION
  - If your Financial Institution account changes, you must complete a Ready Access Features form which may be obtained from the Agent at 1-800-258-9232 and send it to the Agent together with a "voided" check or pre-printed deposit slip from the new account. The new Financial Institution change is effective in 15 days after this form is received in good order by the Fund's Agent.
  TERMS OF LETTER OF INTENT AND ESCROW
   By checking Box 2c and signing the Application, the investor is entitled to make each purchase at the public offering price applicable to a single transaction of the dollar amount checked above, and agrees to be bound by the terms and conditions applicable to Letters of Intent appearing below.
   The investor is making no commitment to purchase shares, but if the investor's purchases within thirteen months from the date of the investor's first purchase do not aggregate $25,000, or, if such purchases added to the investor's present holdings do not aggregate the minimum amount specified above, the investor will pay the increased amount of sales charge prescribed in the terms of escrow below.
   The commission to the dealer or broker, if any, named herein shall be at the rate applicable to the minimum amount of the investor's specified intended purchases checked above. If the investor's actual purchases do not reach this minimum amount, the commissions previously paid to the dealer will be adjusted to the rate applicable to the investor's total purchases. If the investor's purchases exceed the dollar amount of the investor's intended purchases and pass the next commission break-point, the investor shall receive the lower sales charge, provided that the dealer returns to the Distributor the excess of commissions previously allowed or paid to him over that which would be applicable to the amount of the investor's total purchases.
   The investor's dealer or broker shall refer to this Letter of Intent in placing any future purchase orders for the investor while this Letter is in effect.
   The escrow shall operate as follows:
    1. Out of the initial purchase (or subsequent purchases if necessary), 3% of the dollar amount specified in the Letter of Intent shall be held in escrow in shares of the Fund by the Agent. All dividends and any capital distributions on the escrowed shares will be credited to the investor's account.
    2. If the total minimum investment specified under the Letter is completed within a thirteen-month period, the escrowed shares will be promptly released to the investor. However, shares disposed of prior to completion of the purchase requirement under the Letter will be deducted from the amount required to complete the investment commitment.
    3. If the total purchases pursuant to the Letter are less than the amount specified in the Letter as the intended aggregate purchase, the investor must remit to the Agent an amount equal to the difference between the dollar amount of sales charges actually paid and the amount of sales charges which would have been paid if the total amount purchased had been made at a single time. If such difference in sales charges is not paid within twenty days after receipt of a request from the Agent or the dealer, the Agent will, within sixty days after the expiration of the Letter, redeem the number of escrowed shares necessary to realize such difference in sales charges. Any shares remaining after such redemption will be released to the investor. The escrow of shares will not be released until any additional sales charge due has been paid as stated in this section.
    4. By checking Box 2c and signing the Application, the investor irrevocably constitutes and appoints the Agent or the Distributor as his attorney to surrender for redemption any or all escrowed shares on the books of the Fund.
  AUTOMATIC WITHDRAWAL PLAN PROVISIONS
   By requesting an Automatic Withdrawal Plan, the applicant agrees to the terms and conditions applicable to such plans, as stated below.
    1. The Agent will administer the Automatic Withdrawal Plan (the "Plan") as agent for the person (the "Planholder") who executed the Plan authorization.
    2. Certificates will not be issued for shares of the Fund purchased for and held under the Plan, but the Agent will credit all such shares to the Planholder on the records of the Fund. Any share certificates now held by the Planholder may be surrendered unendorsed to the Agent with the application so that the shares represented by the certificate may be held under the Plan.
    3. Dividends and distributions will be reinvested in shares of the Fund at the Net Asset Value.
    4. Redemptions of shares in connection with disbursement payments will be made at the Net Asset Value per share in effect at the close of business on the first business day of the month or quarter.
    5. The amount and the interval of disbursement payments and the address to which checks are to be mailed may be changed, at any time, by the Planholder on written notification to the Agent. The Planholder should allow at least two weeks' time in mailing such notification before the requested change can be put in effect.
    6. The Planholder may, at any time, instruct the Agent by written notice (in proper form in accordance with the requirements of the then current prospectus of the Fund) to redeem all, or any part of, the shares held under the Plan. In such case the Agent will redeem the number of shares requested at the Net Asset Value per share in effect in accordance with the Fund's usual redemption procedures and will mail a check for the proceeds of such redemption to the Planholder.
    7. The Plan may, at any time, be terminated by the Planholder on written notice to the Agent, or by the Agent upon receiving directions to that effect from the Fund. The Agent will also terminate the Plan upon receipt of evidence satisfactory to it of the death or legal incapacity of the Planholder. Upon termination of the Plan by the Agent or the Fund, shares remaining unredeemed will be held in an uncertificated account in the name of the Planholder, and the account will continue as a dividend-reinvestment, uncertificated account unless and until proper instructions are received from the Planholder, his executor or guardian, or as otherwise appropriate.
    8. The Agent shall incur no liability to the Planholder for any action taken or omitted by the Agent in good faith.
    9. In the event that the Agent shall cease to act as transfer agent for the Fund, the Planholder will be deemed to have appointed any successor transfer agent to act as his Agent in administering the Plan.
   10. Purchases of additional shares concurrently with withdrawals are undesirable because of sales charges when purchases are made. Accordingly, a Planholder may not maintain this Plan while simultaneously making regular purchases. While an occasional lump sum investment may be made, such investment should normally be an amount equivalent to three times the annual withdrawal or $5,000, whichever is less.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

   INVESTMENT ADVISER
   Pacific Century Trust
   111 S. King Street
   Honolulu, Hawaii 96813

   ADMINISTRATOR AND DISTRIBUTOR
   BISYS Fund Services
   3435 Stelzer Road
   Columbus, Ohio 43219-3035

   LEGAL COUNSEL
   Paul, Hastings, Janofsky & Walker LLP
   555 South Flower Street
   Los Angeles, California 90071

   INDEPENDENT AUDITORS
   Ernst & Young LLP
   One Columbus, Suite 2300
   10 West Broad Street
   Columbus, Ohio 43215

   TRANSFER AGENT

   BISYS Fund Services, Inc.


   3435 Stelzer Road

   Columbus, Ohio 43219-3035

PCP-0022


                          [PACIFIC CAPITAL FUNDS LOGO]

                            ------------------------

                             Growth and Income Fund
                               Growth Stock Fund
                            ------------------------
                              Class A and Class B
                                 Retail Shares


                               November 29, 1997


                      (as supplemented on March 16, 1998)

                             PACIFIC CAPITAL FUNDS


                         U.S. TREASURY SECURITIES FUND*


               SHORT INTERMEDIATE U.S. TREASURY SECURITIES FUND*

                         DIVERSIFIED FIXED INCOME FUND
                            TAX-FREE SECURITIES FUND

                  TAX-FREE SHORT INTERMEDIATE SECURITIES FUND*


                               3435 Stelzer Road
                           Columbus, Ohio 43219-3035

     Pacific Capital Funds (the "Trust") is a professionally managed, open-end, management investment company with multiple funds available for investment. This Prospectus contains information about five of the funds of the Trust--the Diversified Fixed Income Fund, the Short Intermediate U.S. Treasury Securities Fund, the Tax-Free Securities Fund, the Tax-Free Short Intermediate Securities Fund and the U.S. Treasury Securities Fund (each a "Fund" and collectively, the "Funds"). The Funds are advised by Pacific Century Trust ("Pacific Century"), a division of Bank of Hawaii and sponsored, administered and distributed by BISYS Fund Services ("BISYS" or the "Distributor").


     This Prospectus relates only to the Class A and Class B shares of each Fund; certain investors may qualify to invest in a Fund's Class Y shares, which are not offered hereby. See "General Information--Description of the Trust and its Shares." This Prospectus sets forth concisely the information a prospective investor should know before investing in any of the Funds. Investors should read this Prospectus carefully and retain it for future reference. A Statement of Additional Information ("SAI") dated November 29, 1997 (as supplemented on March 4, 1998), containing additional and more detailed information about the Funds has been filed with the Securities and Exchange Commission (the "Commission") and is hereby incorporated by reference into this Prospectus. The SAI is available without charge and can be obtained by writing to the Funds at the address printed above or by calling 800-258-9232.



* Currently, the Class B shares of these Funds are not being offered to the public.



FOR PURCHASE, REDEMPTION, ACCOUNT OR GENERAL INQUIRIES CONTACT THE TRUST AT:
PACIFIC CAPITAL FUNDS, P.O. BOX 182130, COLUMBUS, OHIO 43218-2130

                                  800-258-9232

                         THIS PROSPECTUS SHOULD BE READ
                       AND RETAINED FOR FUTURE REFERENCE
                            ------------------------
  SHARES OF PACIFIC CAPITAL FUNDS ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR GUARANTEED BY, BANK OF HAWAII OR ANY OF ITS AFFILIATES. SUCH SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER
AGENCY. AN INVESTMENT IN THE FUND INVOLVES INVESTMENT RISKS, INCLUDING POSSIBLE
                               LOSS OF PRINCIPAL.
                            ------------------------
  THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY
 OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
                            ------------------------


                       PROSPECTUS DATED NOVEMBER 29, 1997


                      (AS SUPPLEMENTED ON MARCH 16, 1998)

                               TABLE OF CONTENTS


                                                                PAGE
                                                                ----
Highlights..................................................      1
Fund Expenses...............................................      3
Financial Highlights........................................      6
Investment Objectives and Policies of the Funds.............      8
Additional Discussion Regarding Permitted Investment
  Activities................................................      9
Additional Investment Restrictions..........................     18
Management, Advisory and Other Service Arrangements.........     18
Valuation of Class A and Class B shares.....................     21
How to Purchase Class A and Class B shares..................     22
How to Redeem Class A and Class B shares....................     28
Dividend and Tax Information................................     30
General Information.........................................     33

                                   HIGHLIGHTS

     This Prospectus describes the Funds, each of which has its own distinct investment objectives and policies, which are described and summarized here.

     U.S. TREASURY SECURITIES FUND--The primary investment objective of the U.S. Treasury Securities Fund, a diversified portfolio, is to provide investors with a high level of current income consistent with prudent risk of capital. Capital appreciation is a secondary investment objective of the U.S. Treasury Securities Fund. The U.S. Treasury Securities Fund seeks to achieve these objectives by (i) investing primarily in U.S. Treasury bonds, notes, bills ("U.S. Treasury Securities") and repurchase agreements that are collateralized by U.S. Treasury Securities; and (ii) varying the dollar-weighted average remaining maturity of its portfolio to take advantage of changes in interest rates.

     SHORT INTERMEDIATE U.S. TREASURY SECURITIES FUND--The primary investment objective of the Short Intermediate U.S. Treasury Securities Fund, a diversified portfolio, is to provide investors with a high level of current income consistent with prudent risk of capital. Capital appreciation is a secondary objective of the Short Intermediate U.S. Treasury Securities Fund. The Short Intermediate U.S. Treasury Securities Fund seeks to achieve these objectives by investing primarily in U.S. Treasury Securities and repurchase agreements that are collateralized by U.S. Treasury Securities. Under normal market conditions, the dollar-weighted average remaining maturity of the Short Intermediate U.S. Treasury Securities Fund's portfolio will be from two to five years.

     DIVERSIFIED FIXED INCOME FUND--The investment objective of the Diversified Fixed Income Fund, a diversified portfolio, is to seek a high level of current income. The Diversified Fixed Income Fund seeks to achieve this objective by investing primarily in obligations issued or guaranteed by the U.S. Government, its agencies, or instrumentalities ("U.S. Government Obligations") and in investment grade debt securities. Pacific Century will monitor the Diversified Fixed Income Fund's portfolio performance on an ongoing basis and reallocate assets in response to actual and anticipated market and economic changes. This approach may result in significant variations in the dollar-weighted average remaining maturity of the Diversified Fixed Income Fund's portfolio.

     TAX-FREE SECURITIES FUND--The investment objective of the Tax-Free Securities Fund, a non-diversified portfolio, is to provide investors with a high level of current income exempt from federal income tax and Hawaii income tax. The Tax-Free Securities Fund pursues this objective by investing, under normal market conditions, at least 80% of the Fund's net assets in debt obligations of issuers that pay interest that, in the opinion of counsel to the issuer, is exempt from federal income tax and is not subject to the federal alternative minimum tax ("Municipal Obligations"). In addition, the Tax-Free Securities Fund intends to invest at least 50%, and no more than 60%, of the market value of its securities in debt obligations issued by or on behalf of the State of Hawaii and its political subdivisions, agencies and instrumentalities and other issuers which pay interest that is exempt from Hawaii personal income tax and exempt from federal income tax, but which, subject to the guidelines discussed above, may be subject to the federal alternative minimum tax ("Hawaiian Municipal Obligations"). Pacific Century will monitor the Tax-Free Securities Fund's portfolio performance on an ongoing basis and will reallocate assets in response to actual and anticipated market and economic changes. This approach may result in significant variations in the dollar-weighted average remaining maturity of the Tax-Free Securities Fund's portfolio.

     TAX-FREE SHORT INTERMEDIATE SECURITIES FUND--The investment objectives of the Tax-Free Short Intermediate Securities Fund, a non-diversified portfolio, are to provide investors with a high level of current income, exempt from federal income tax and Hawaii income tax, and to provide greater price stability than a long-term

                                                                      PROSPECTUS
bond fund. The Tax-Free Short Intermediate Securities Fund pursues these objectives by investing, under normal market conditions, at least 80% of its net assets in Municipal Obligations. In addition, the Tax-Free Short Intermediate Securities Fund intends to invest at least 50%, and no more than 60%, of the market value of its securities in Hawaiian Municipal Obligations. Under normal market conditions, the dollar-weighted average remaining maturity of the Tax-Free Short Intermediate Securities Fund's portfolio will be from two to five years.

CERTAIN RISKS

     Investments in all of the Funds are subject to default risk (i.e., the risk that the issuers of securities in which a Fund invests may default in the payment of principal and/or interest), although the U.S. Treasury Securities held by the U.S. Treasury Securities Fund and the Short Intermediate U.S. Treasury Fund are direct obligations of the U.S. Government. The Funds are also subject to interest rate risk (i.e., the risk that increases in market interest rates may adversely affect the value of the debt securities in which a Fund invests and hence the value of an investment in such Fund). There can, of course, be no assurance that any mutual fund will achieve its investment objective. In addition, unlike insured bank deposits, no investment in any Fund is insured against loss of principal. See "Additional Discussion Regarding Permitted Investment Activities--Additional Risk Disclosure."

     For additional information concerning the investment policies and practices of the Funds, see "Investment Objectives and Policies of the Funds," "Additional Discussion Regarding Permitted Investment Activities" and "Additional Investment Restrictions" in this Prospectus. Further information also is provided in the SAI.

PURCHASE OF CLASS A AND CLASS B SHARES


     Class A and Class B shares of each Fund are sold on a continuous basis and may be purchased by mail or by electronic transfer. See "How to Purchase Class A and Class B Shares." Initial purchases may only be made with a minimum investment of $1,000 (the $1,000 minimum may be waived or reduced for certain accounts; the minimum initial purchase is $250 for Individual Retirement Accounts ("IRAs") and $100 for Auto Invest Plan participants). Subsequent investments may be made with as little as $50. For more information about purchasing Fund shares call the Pacific Capital Funds at 1-800-258-9232 or contact your Participating Organization (defined below).


     Class A shares of the Funds are offered at net asset value plus a sales load at the time of purchase. Class B shares of the Funds are offered at net asset value without the imposition of a sales charge at the time of purchase, but are charged a deferred sales charge if shares are redeemed within six years of purchase. See "Valuation of Class A and Class B Shares." Only institutions (including Bank of Hawaii and its affiliated and correspondents banks) ("Institutions") acting on behalf of customers having a qualified trust account, employee benefit account or other qualifying relationship at such Institution are eligible to invest in the Class Y shares of each Fund, which are not offered hereby. See "General Information."

DIVIDENDS AND DISTRIBUTIONS

     The Funds will declare dividends of substantially all of their net income daily and will pay such dividends monthly. Any net capital gains of a Fund will be distributed at least annually. At an investor's choice, dividends are paid by mail, directly deposited into a financial institution account, or automatically reinvested, without sales charges, in additional shares at the then-current net asset value. If no election is made, dividends will be automatically reinvested. See "Dividend and Tax Information."

PROSPECTUS

PACIFIC CENTURY AND BISYS

     For its services as investment adviser to the Funds, Pacific Century receives a fee from each Fund at annual rates that are based on the Fund's average daily net assets. See "Fund Expenses" and "Management, Advisory and Other Service Arrangements." A division of Bank of Hawaii, Pacific Century was founded in 1898 and is the oldest and largest trust company in Hawaii. It has investment authority over approximately $7.5 billion in client financial assets, including having investment authority over approximately $1.5 billion in municipal obligations. Pacific Century is not authorized to and does not carry on a banking business.

     BISYS provides certain administrative services to the Funds, for which each Fund pays it a fee at an annual rate based on the Fund's average daily net assets. BISYS also distributes the Funds' shares, for which it may receive certain additional fees. See "Management, Advisory and Other Service Arrangements."

REDEMPTION OF CLASS A AND CLASS B SHARES

     Class A and Class B shares may ordinarily be redeemed by mail or by telephone. However, all or part of a customer's shares may be subject to redemption in accordance with instructions and limitations pertaining to his or her account held by a Participating Organization. See "How to Redeem Class A and Class B Shares."

                                 FUND EXPENSES

     The following Table of Expenses lists the costs and expenses that a shareholder can expect to incur as an investor in Class A and Class B shares of a Fund. Certain investors may qualify to invest in a Fund's Class Y shares, which are not offered hereby. Long-term Class A and Class B shareholders could pay more in distribution related charges than the economic equivalent of the maximum front-end sales charges applicable to mutual funds sold by members of the National Association of Securities Dealers, Inc. ("NASD").

TABLE OF EXPENSES(a)

                                                          SHORT INTERMEDIATE                              TAX-FREE SHORT
                                     U.S. TREASURY          U.S. TREASURY        DIVERSIFIED FIXED         INTERMEDIATE
                                    SECURITIES FUND        SECURITIES FUND          INCOME FUND          SECURITIES FUND
                                  --------------------   --------------------   --------------------   --------------------
                                  CLASS A   CLASS B(b)   CLASS A   CLASS B(b)   CLASS A   CLASS B(b)   CLASS A   CLASS B(b)
                                  -------   ----------   -------   ----------   -------   ----------   -------   ----------
SHAREHOLDER TRANSACTION EXPENSES
 MAXIMUM SALES LOAD IMPOSED ON
 PURCHASES (AS A PERCENTAGE OF
 OFFERING PRICE)................   4.00%       None       2.25%       None       4.00%       None       2.25%       None
   Maximum Sales Load Imposed on
     Reinvested Dividends (as a
     percentage of offering
     price).....................    None       None        None       None        None       None        None       None
   Deferred Sales Load (as a
     percentage of original
     purchase price or
     redemption proceeds, as
     applicable)................    None      5.00%        None      5.00%        None      5.00%        None      5.00%
   Redemption Fee (c)...........    None       None        None       None        None       None        None       None
   Exchange Fee.................    None       None        None       None        None       None        None       None
ANNUAL FUND OPERATING EXPENSES
 (AS A PERCENTAGE OF AVERAGE NET
 ASSETS)
   Management Fees+.............   0.35%      0.35%       0.30%      0.30%       0.45%      0.45%       0.40%      0.40%
   12b-1 Fees (after waivers)...   0.25%      1.00%       0.25%      1.00%       0.25%      1.00%       0.25%      1.00%
   Other Expenses (after waivers
     and reimbursements)........   0.31%      0.31%       0.32%      0.32%       0.30%      0.30%       0.34%      0.34%
   Total Fund Operating Expenses
     (after waivers and
     reimbursements)............   0.91%      1.66%       0.87%      1.62%       1.00%      1.75%       0.99%      1.74%


                                  TAX-FREE SECURITIES
                                          FUND
                                  --------------------
                                  CLASS A   CLASS B(b)
                                  -------   ----------
SHAREHOLDER TRANSACTION EXPENSES
 MAXIMUM SALES LOAD IMPOSED ON
 PURCHASES (AS A PERCENTAGE OF
 OFFERING PRICE)................   4.00%       None
   Maximum Sales Load Imposed on
     Reinvested Dividends (as a
     percentage of offering
     price).....................    None       None
   Deferred Sales Load (as a
     percentage of original
     purchase price or
     redemption proceeds, as
     applicable)................    None      5.00%
   Redemption Fee (c)...........    None       None
   Exchange Fee.................    None       None
ANNUAL FUND OPERATING EXPENSES
 (AS A PERCENTAGE OF AVERAGE NET
 ASSETS)
   Management Fees+.............   0.45%      0.45%
   12b-1 Fees (after waivers)...   0.25%      1.00%
   Other Expenses (after waivers
     and reimbursements)........   0.27%      0.27%
   Total Fund Operating Expenses
     (after waivers and
     reimbursements)............   0.97%      1.72%

------------
+ Reflects waiver. See "Explanation of Table" below.
                                                                      PROSPECTUS

EXAMPLE


     A shareholder would pay the following expenses on a $1,000 investment assuming (1) 5% annual return(d) and (2) redemption at the end of each time period.



                                                 SHORT
                                             INTERMEDIATE                           TAX-FREE SHORT         TAX-FREE
                         U.S. TREASURY       U.S. TREASURY     DIVERSIFIED FIXED     INTERMEDIATE         SECURITIES
                        SECURITIES FUND     SECURITIES FUND       INCOME FUND       SECURITIES FUND          FUND
                       -----------------   -----------------   -----------------   -----------------   -----------------
                       CLASS A   CLASS B   CLASS A   CLASS B   CLASS A   CLASS B   CLASS A   CLASS B   CLASS A   CLASS B
                       -------   -------   -------   -------   -------   -------   -------   -------   -------   -------
TIME PERIOD
  1 year.............   $ 49      $ 67      $ 31      $ 66      $ 50      $ 68      $ 32      $ 68      $ 49      $ 67
  3 years............   $ 68      $ 82      $ 50      $ 81      $ 71      $ 85      $ 53      $ 85      $ 70      $ 84
  5 years............   $ 88      $110      $ 70      $108      $ 93      $115      $ 76      $114      $ 91      $113
  10 years...........   $147      $183      $127      $172      $158      $190      $141      $188      $154      $187



     A shareholder would pay the following expenses on the same $1,000 investment, assuming no redemption.



  1 year.............     --      $ 17        --      $ 16        --      $ 18        --      $ 18        --      $ 17
  3 years............     --      $ 52        --      $ 51        --      $ 55        --      $ 55        --      $ 54
  5 years............     --      $ 90        --      $ 88        --      $ 95        --      $ 94        --      $ 93
  10 years...........     --      $183        --      $172        --      $190        --      $188        --      $187


------------

(a) Investors who purchase shares through a Participating Organization, including an affiliate of Pacific Century or an Institution (as defined above), may be charged account-level fees for additional services provided to them by such Participating Organization in connection with investment in a Fund.
(b) Class B shares automatically convert to Class A shares approximately eight years after initial purchase. See "Conversion of Class B Shares to Class A Shares."
(c) The Transfer Agent will reduce the amount of a wire redemption payment by its then current wire redemption charge. As of the date of this Prospectus, there is no charge for wire redemptions. While this policy is subject to change at any time, it is not anticipated that such charge would exceed $7 per wire redemption.
(d) The assumed 5% annual return is hypothetical and should not be considered a representation of past or future annual return. The actual rate of return may be greater or lesser than the assumed rate. The Example should not be considered a representation of past or future expenses, and actual expenses may be greater or lesser than those shown.

EXPLANATION OF TABLE

     The purpose of the foregoing table is to assist shareholders in understanding the various costs and expenses that an investor in the Class A and Class B shares of the Funds will bear directly or indirectly. With respect to the Class A shares of the Funds, the amounts set forth under "Annual Fund Operating Expenses," as well as expense amounts used in the Example, are based on actual amounts incurred during the most recent fiscal year. With respect to the Class B shares of the Funds (which have not been publicly offered as of the date of this Prospectus) all such amounts are based on estimated amounts for the current fiscal year. In addition, with respect to the Class A shares of the Funds, "Rule 12b-1 Fees" have been adjusted to reflect the current fee payable (after voluntary waiver) as of the date of this Prospectus. See "Management, Advisory and Other Service Arrangements -- The Sponsor, Administrator and Distributor." The Example set forth above assumes reinvestment of dividends and distributions and utilizes a 5% annual rate of return as mandated by the Securities and Exchange Commission.

PROSPECTUS

     Pacific Century and BISYS each may elect, in its sole discretion, to otherwise waive or reimburse its respective fees. Any such waivers or reimbursements will reduce the total expenses of the Fund to which they apply, thereby increasing yield or total return. As described above, the percentages shown above under "Management Fees," "12b-1 Fees," "Other Expenses" and "Total Fund Operating Expenses" reflect voluntary fee waivers and reimbursements. Absent such waivers and reimbursements, these percentages would be (i) .60%, 0.75%, 0.35% and 1.70% for the Class A shares of the U.S. Treasury Securities Fund; (ii) 0.50%, 0.75%, 0.37%, and 1.62% for the Class A shares of the Short Intermediate U.S. Treasury Securities Fund; (iii) 0.60%, 0.75%, 0.34%, and 1.69% for the Class A shares of the Diversified Fixed Income Fund; (iv) 0.50%, 0.75%, 0.39% and 1.64% for the Class A shares of the Tax-Free Short Intermediate Securities Fund; (v) 0.60%, 0.75%, 0.31% and 1.66% for the Class A shares of the Tax-Free Securities Fund; (vi) 0.60%, 0.35% and 1.95% for the Class B shares of the U.S. Treasury Securities Fund; (vii) 0.50%, 0.37% and 1.87% for the Class B shares of the Short Intermediate U.S. Treasury Securities Fund; (viii) 0.60%, 0.34% and 1.94% for the Class B shares of the Diversified Fixed Income Fund;
(ix) 0.50%, 0.39% and 1.89% for the Class B shares of the Tax-Free Short Intermediate Securities Fund; and (x) 0.60%, 0.31% and 1.91% for the Class B shares of the Tax-Free Securities Fund.


                                                                      PROSPECTUS

                              FINANCIAL HIGHLIGHTS

    The Financial Highlights in the table below set forth certain financial data and investment results of the Class A shares of the Funds since their inception, expressed in one share outstanding throughout the relevant period. The Financial Highlights are derived from the financial statements of Pacific Capital Funds which have been audited by Ernst& Young LLP, independent auditors. The Financial Highlights should be read in conjunction with the financial statements, related notes, and other financial information included in the Statement of Additional Information. The Trust's annual report contains additional performance information relating to the Funds and is available upon request, without charge. Financial information is not presented for the Class B shares, since Class B shares were not publicly issued as of the date of this Prospectus.

                                       U.S. TREASURY SECURITIES FUND
                                                  CLASS A
                             --------------------------------------------------
                                                                    NOVEMBER 1
                             YEAR ENDED   YEAR ENDED   YEAR ENDED     1993 TO
                              JULY 31,     JULY 31,     JULY 31,     JULY 31,
                                1997         1996       1995(d)       1994(a)
                             ----------   ----------   ----------   -----------
NET ASSET VALUE, BEGINNING
  OF PERIOD
Investment Activities......   $  9.13      $  9.42      $  9.04       $ 10.00
    Net investment
      income...............      0.52         0.53         0.50          0.31
    Net realized and
      unrealized gain
      (loss) on
      investments..........      0.25        (0.20)        0.38         (1.00)
                              -------      -------      -------       -------
        Total from
          Investment
          Activities.......      0.77         0.33         0.88         (0.69)
                              -------      -------      -------       -------
Distributions
    Net investment
      income...............     (0.46)       (0.53)       (0.50)        (0.27)
    In excess of net
      investment income....     (0.07)       (0.09)          --            --
    In excess of net
      realized gains.......        --           --           --            --
                              -------      -------      -------       -------
        Total
          Distributions....     (0.53)       (0.62)       (0.50)        (0.27)
                              -------      -------      -------       -------
NET ASSET VALUE, END OF
  PERIOD...................   $  9.37      $  9.13      $  9.42       $  9.04
                              =======      =======      =======       =======
Total Return (excludes
  sales charges)...........      8.68%        3.43%       10.18%        (6.95%)(c)
RATIOS/SUPPLEMENTARY DATA:
    Net assets at end of
      period (000).........   $ 1,087      $   979      $ 1,035       $60,125
    Ratio of expenses to
      average net assets...      1.16%        1.20%        1.19%         1.15%(b)
    Ratio of net investment
      income to average net
      assets...............      5.60%        5.55%        5.57%         4.62%(b)
    Ratio of expenses to
      average net
      assets*..............      1.70%        1.74%        1.81%         2.09%(b)
    Ratio of net investment
      income to average net
      assets*..............      5.06%        5.01%        4.96%         3.68%(b)
Portfolio Turnover(e)......     44.90%       15.75%       80.98%        11.36%

                              SHORT INTERMEDIATE U.S. TREASURY SECURITIES FUND
                                                   CLASS A
                             ---------------------------------------------------
                                                                    DECEMBER 13,
                             YEAR ENDED   YEAR ENDED   YEAR ENDED     1993 TO
                              JULY 31,     JULY 31,     JULY 31,      JULY 31,
                                1997       1996(d)      1995(d)       1994(a)
                             ----------   ----------   ----------   ------------
NET ASSET VALUE, BEGINNING
  OF PERIOD
Investment Activities......   $  9.41      $  9.60      $  9.52       $ 10.00
    Net investment
      income...............      0.49         0.48         0.52          0.24
    Net realized and
      unrealized gain
      (loss) on
      investments..........      0.14        (0.11)        0.05         (0.52)
                              -------      -------      -------       -------
        Total from
          Investment
          Activities.......      0.63         0.37         0.57         (0.28)
                              -------      -------      -------       -------
Distributions
    Net investment
      income...............     (0.49)       (0.50)       (0.49)        (0.20)
    In excess of net
      investment income....        --        (0.04)          --            --
    In excess of net
      realized gains.......        --        (0.02)          --            --
                              -------      -------      -------       -------
        Total
          Distributions....     (0.49)       (0.56)       (0.49)        (0.20)
                              -------      -------      -------       -------
NET ASSET VALUE, END OF
  PERIOD...................   $  9.55      $  9.41      $  9.60       $  9.52
                              =======      =======      =======       =======
Total Return (excludes
  sales charges)...........      6.92%        3.90%        6.28%        (2.76%)(c)
RATIOS/SUPPLEMENTARY DATA:
    Net assets at end of
      period (000).........   $   618      $ 1,156      $   489       $ 3,419
    Ratio of expenses to
      average net assets...      0.87%        0.92%        0.99%         1.00%(b)
    Ratio of net investment
      income to average net
      assets...............      5.22%        5.14%        5.51%         3.96%(b)
    Ratio of expenses to
      average net
      assets*..............      1.62%        1.67%        1.78%         5.39%(b)
    Ratio of net investment
      income to average net
      assets*..............      4.47%        4.39%        4.72%        (0.43%)(b)
Portfolio Turnover(e)......     51.56%       47.17%       62.73%         0.00%

------------

* During the period, certain fees were voluntarily reduced. In addition, the investment adviser reimbursed expenses. If such voluntary fee reductions and expense reimbursements had not occurred, the ratios would have been as indicated.

(a) Period from commencement of operations.

(b) Annualized.

(c) Not annualized.

(d) The Financial Highlights presented for the Class A shares reflects operations and distributions for the Fund, as a whole, for the period from August 1, 1994 through October 13, 1994 combined with the operations and distributions of the Class A shares only for the period from October 14, 1994 through July 31, 1995.

(e) Portfolio turnover is calculated on the basis of the Fund, as a whole, without distinguishing between the classes of shares issued.

PROSPECTUS

                                          Diversified                     Tax-Free Short Intermediate
                                       Fixed Income Fund                        Securities Fund
                                            Class A                                 Class A
                             -------------------------------------   -------------------------------------
                                                       October 14,                             October 14,
                             YEAR ENDED   YEAR ENDED     1994 to     Year ended   Year ended     1994 to
                              JULY 31,     JULY 31,     July 31,      July 31,     July 31,     July 31,
                                1997         1996        1995(a)        1997         1996        1995(a)
                             ----------   ----------   -----------   ----------   ----------   -----------
NET ASSET VALUE, BEGINNING
  OF PERIOD................    $10.45       $10.75       $ 10.0        $10.05       $10.11       $10.00
                               ------       ------       ------        ------       ------       ------
Investment Activities
    Net investment
      income...............      0.57         0.59         0.49          0.37         0.37         0.30
    Net realized and
      unrealized gain
      (loss) on
      investment...........      0.35        (0.19)        0.74          0.13        (0.03)        0.08
                               ------       ------       ------        ------       ------       ------
        Total from
          Investment
          Activities.......      0.92         0.40         1.23          0.50         0.34         0.38
                               ------       ------       ------        ------       ------       ------
Distributions
    Net investment income       (0.57)       (0.58)       (0.48)        (0.37)       (0.37)       (0.27)
    In excess of net
      investment income....        --        (0.02)          --            --        (0.03)          --
    In excess of net
      realized gains.......     (0.09)       (0.10)          --            --           --           --
    Net realized gains.....        --           --           --         (0.01)          --           --
                               ------       ------       ------        ------       ------       ------
        Total
          Distributions....     (0.66)       (0.70)       (0.48)        (0.38)       (0.40)       (0.27)
                               ------       ------       ------        ------       ------       ------
NET ASSET VALUE, END OF
  PERIOD...................    $10.71       $10.45       $10.75        $10.17       $10.05       $10.11
                               ======       ======       ======        ======       ======       ======
Total Return (excludes
  sales charges)...........      9.20%        3.69%       12.66%(b)      5.06%        3.41%        3.90%(b)
RATIOS/SUPPLEMENTARY DATA:
    Net assets at end of
      period (000).........    $1,103       $1,093       $   27        $  724       $  451       $  308
    Ratio of expenses to
      average net assets...      1.15%        1.15%        1.18%(c)      1.09%        1.08%        1.05%(c)
    Ratio of net investment
      income to average net
      assets...............      5.44%        5.31%        6.25%(c)      3.57%        3.64%        3.82%(c)
    Ratio of expenses to
      average net assets...      1.69%        1.69%        1.77%(c)      1.64%        1.63%        1.64%(c)
    Ratio of net investment
      income to average net
      assets*..............      4.90%        4.77%        5.66%(c)      3.02%        3.09%        3.23%(c)
Portfolio Turnover(d)......     80.98%       58.86%       60.47%        29.46%       54.70%       89.98%

                                           Tax-Free
                                        Securities Fund
                                            Class A
                             -------------------------------------
                                                       October 14,
                             Year ended   Year ended     1994 to
                              July 31,     July 31,     July 31,
                                1997         1996        1995(a)
                             ----------   ----------   -----------
NET ASSET VALUE, BEGINNING
  OF PERIOD................    $10.44       $10.53       $10.00
                               ------       ------       ------
Investment Activities
    Net investment
      income...............      0.49         0.50         0.39
    Net realized and
      unrealized gain
      (loss) on
      investment...........      0.46         0.07         0.50
                               ------       ------       ------
        Total from
          Investment
          Activities.......      0.95         0.57         0.89
                               ------       ------       ------
Distributions
    Net investment income       (0.49)       (0.49)       (0.36)
    In excess of net
      investment income....        --        (0.04)          --
    In excess of net
      realized gains.......        --        (0.04)          --
    Net realized gains.....     (0.06)       (0.09)          --
                               ------       ------       ------
        Total
          Distributions....     (0.55)       (0.66)       (0.36)
                               ------       ------       ------
NET ASSET VALUE, END OF
  PERIOD...................    $10.84       $10.44       $10.53
                               ======       ======       ======
Total Return (excludes
  sales charges)...........      9.35%        5.54%        9.06%(b)
RATIOS/SUPPLEMENTARY DATA:
    Net assets at end of
      period (000).........    $2,545       $  569       $  563
    Ratio of expenses to
      average net assets...      1.12%        1.14%        1.15%(c)
    Ratio of net investment
      income to average net
      assets...............      4.60%        4.66%        4.93%(c)
    Ratio of expenses to
      average net assets...      1.66%        1.68%        1.74%(c)
    Ratio of net investment
      income to average net
      assets*..............      4.06%        4.12%        4.34%(c)
Portfolio Turnover(d)......     11.07%       24.78%       49.17%

------------

* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

(a) Period from commencement of operations.

(b) Not annualized.

(c) Annualized.

(d) Portfolio turnover is calculated on the basis of the Fund, as a whole, without distinguishing between the classes of shares issued.

                                                                      PROSPECTUS

                INVESTMENT OBJECTIVES AND POLICIES OF THE FUNDS

     Each Fund has its own investment objectives, as described earlier in this Prospectus. Each Fund also follows its own investment policies and practices, subject to certain investment restrictions, all described further below and in "Additional Discussion Regarding Permitted Investment Activities." The SAI also contains more specific descriptions of investment restrictions which govern the investments of each of the Funds.

U.S. TREASURY SECURITIES FUND

     The U.S. Treasury Securities Fund invests primarily in U.S. Treasury Securities and in repurchase agreements collateralized by U.S. Treasury Securities. The U.S. Treasury Securities Fund seeks to enhance its total return by shortening the average maturity of portfolio securities when interest rates are anticipated to increase and lengthening the maturity of such portfolio securities to take advantage of anticipated interest rate declines. Under normal market conditions, at least 65% of the value of the total assets of the U.S. Treasury Securities Fund will be invested in U.S. Treasury Securities.

SHORT INTERMEDIATE U.S. TREASURY SECURITIES FUND

     The Short Intermediate U.S. Treasury Securities Fund invests primarily in U.S. Treasury Securities and in repurchase agreements collateralized by U.S. Treasury Securities. The Short Intermediate U.S. Treasury Securities Fund seeks to enhance its total return by shortening the average maturity of portfolio securities when interest rates are anticipated to increase and lengthening the maturity of such portfolio securities to take advantage of anticipated interest rate declines. Due to the dollar-weighted average maturity of the Short Intermediate U.S. Treasury Securities Fund, it is expected to be less volatile than the U.S. Treasury Securities Fund. Under normal market conditions, at least 65% of the value of the total assets of the Short Intermediate U.S. Treasury Securities Fund will be invested in U.S. Treasury Securities.

DIVERSIFIED FIXED INCOME FUND

     The Diversified Fixed Income Fund invests in U.S. Government Obligations and in investment grade debt obligations. Most obligations acquired by the Diversified Fixed Income Fund will be issued by companies or governmental entities located within the United States. Up to 25% of the total assets of the Diversified Fixed Income Fund may, however, be invested in dollar-denominated debt obligations of foreign issuers. Under normal market conditions, at least 65% of the value of the total assets of the Diversified Fixed Income Fund will be invested in fixed income securities.

TAX-FREE SECURITIES FUND

     The Tax-Free Securities Fund purchases primarily Hawaiian Municipal Obligations and Municipal Obligations. As a matter of fundamental policy, the Tax-Free Securities Fund will have, under normal market conditions, at least 80% of its net assets invested in Municipal Obligations. As a matter of operating policy, under normal market conditions, at least 50%, and no more than 60%, of the market value of the Tax-Free Securities Fund's securities will be invested in Hawaiian Municipal Obligations. For temporary defensive purposes, Pacific Century may invest more than 20% of the Tax-Free Securities Fund's net assets in securities that are subject to federal income tax or the federal alternative minimum tax.

TAX-FREE SHORT INTERMEDIATE SECURITIES FUND

     The Tax-Free Short Intermediate Securities Fund purchases primarily Hawaiian Municipal Obligations and Municipal Obligations. As a matter of fundamental policy, the Tax-Free Short Intermediate Securities Fund will have, under normal market conditions, at least 80% of its net assets invested in Municipal Obligations. As a matter of operating policy, under normal market conditions at least 50%, and no more than 60%, of the market value of the Tax-Free Short Intermediate Securities Fund's securi-

PROSPECTUS
ties will be invested in Hawaiian Municipal Obligations. For temporary defensive purposes, Pacific Century may invest more than 20% of the Tax-Free Short Intermediate Securities Fund's net assets in securities that are subject to federal income tax or the federal alternative minimum tax.
                            ------------------------

     Debt obligations acquired by the Funds will, at the time of purchase, be rated investment grade or better-that is, obligations rated in one of the top four rating categories assigned by a nationally recognized statistical rating organization (an "NRSRO") or unrated obligations determined by Pacific Century to be of comparable quality. See the SAI, "Appendix A."

        ADDITIONAL DISCUSSION REGARDING PERMITTED INVESTMENT ACTIVITIES

MUNICIPAL OBLIGATIONS

     MUNICIPAL BONDS--Municipal bonds generally have a maturity at the time of issuance of up to thirty years. They are principally classified either as "general obligation" bonds, which are secured by the pledge of the municipality's faith, credit and taxing power for the payment of principal and interest, or as "revenue" bonds, which are payable only from the revenues derived from a particular project or facility and generally are dependent solely on a specific revenue source.

     The Tax-Free Securities Fund and the Tax-Free Short Intermediate Securities Fund may invest in municipal bonds which are covered by insurance guaranteeing the scheduled payment of principal and interest until their maturity ("Insured Municipal Bonds"). The insurance can be purchased either by the issuing government entity or by the Fund purchasing the bond. This insurance is primarily written by two organizations: Ambac Indemnity Corporation (formerly called American Municipal Bond Assurance Corporation), a unit of Citicorp, and Municipal Bond Insurance Association, a pool of private insurers, but may be written by certain other large insurance companies. This insurance feature minimizes the risks to the Tax-Free Securities Fund and the Tax-Free Short Intermediate Securities Fund and its shareholders associated with payment delays or defaults in these portfolio securities, but does not guarantee the market value of these portfolio securities or the value of the shares of the Tax-Free Securities Fund and the Tax-Free Short Intermediate Securities Fund. An issuer would likely purchase insurance in order to obtain a higher rating by an NRSRO than it would receive without the insurance thereby reducing the issuer's borrowing costs. The price paid or received for an Insured Municipal Bond may be higher than the price that would otherwise be paid or received for the municipal bond absent the insurance.

     The Tax-Free Securities Fund and the Tax-Free Short Intermediate Securities Fund may invest in moral obligation bonds ("Moral Obligation Bonds") which are tax-exempt bonds issued by a municipality or a state financial intermediary and backed by the moral obligation pledge of a state government. Under a moral obligation pledge, a state government indicates its intent to appropriate funds in the future if the primary obligor, the municipality or intermediary, defaults. The state's obligation to honor the pledge is moral rather than legal because future legislatures cannot be legally obligated to appropriate the funds required.

     MUNICIPAL NOTES--Municipal notes generally have maturities at the time of issuance of three years or less. Subject to its respective investment objective and policies, the Tax-Free Securities Fund and the Tax-Free Short Intermediate Securities Fund may invest in municipal notes that are rated at the date of purchase in the two highest rating categories assigned by an NRSRO, or not rated but considered by Pacific Century to be of comparable quality. Municipal notes generally are issued in anticipation of the receipt of tax funds, of the proceeds of bond placements or of other revenues. The ability of an issuer to make payments is, therefore, dependent on such tax re-
                                                                      PROSPECTUS
ceipts, proceeds from bond sales or other revenues, as the case may be.

     The Tax-Free Securities Fund and the Tax-Free Short Intermediate Securities Fund also may invest in certain "private activity" bonds or notes. Such Funds may not be an appropriate investment for entities which are "substantial users," or certain "related persons" of substantial users, of facilities financed by private activity bonds. "Substantial users" are defined under U.S. Treasury Regulations to include a non-exempt person who regularly uses a part of such facilities in his trade or business and whose gross revenues derived with respect to the facilities financed by the issuance of bonds are more than 5% of the total revenues derived by all users of such facilities, or who occupies more than 5% of the usable area of such facilities or for whom such facilities, or a part thereof, were specifically constructed, reconstructed or acquired. "Related persons" include certain related natural persons, affiliated corporations, partnerships and their partners and S corporations and their shareholders.

     MUNICIPAL COMMERCIAL PAPER--Municipal commercial paper is a debt obligation with a stated maturity of 270 days or less that is issued to finance seasonal working capital needs or as short-term financing in anticipation of longer-term debt. Subject to its respective investment objective and policies, the Tax-Free Securities Fund and the Tax-Free Short Intermediate Securities Fund may invest in municipal commercial paper that is rated at the date of purchase in one of the two highest rating categories by an NRSRO or not rated but is considered by Pacific Century to be of comparable quality.

U.S. GOVERNMENT OBLIGATIONS

     Each of the Funds may invest in U.S. Government Obligations which include, in addition to U.S. Treasury Securities, the obligations of Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Government National Mortgage Association ("GNMA"), Federal National Mortgage Association ("FNMA"), Student Loan Marketing Association ("SLMA"), Resolution Trust Corporation and Federal Home Loan Mortgage Corporation ("FHLMC"). U.S. Treasury Securities and certain other obligations of certain agencies and instrumentalities of the U.S. Government, such as those of the GNMA, are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Export-Import Bank of the United States, are supported by the right of the issuer to borrow from the U.S. Treasury; others, such as those of FNMA, are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; still others, such as those of the SLMA, are supported only by the credit of the instrumentality. No assurance can be given that the U.S. Government would provide financial support to U.S. Government sponsored instrumentalities if it is not obligated to do so by law. Some of these instruments may be variable or floating rate instruments. The Funds will invest in the obligations of such instrumentalities only when Pacific Century believes that the credit risk with respect to the instrumentality is minimal.

BANK AND SAVINGS AND LOAN OBLIGATIONS

     Each of the Funds may invest in Bank and Savings and Loan obligations. These obligations include negotiable certificates of deposit, fixed time deposits, bankers' acceptances, and interest bearing demand accounts. The Funds limit their bank investments to dollar-denominated obligations of U.S., Canadian, Asian, Australian or European banks which have more than $500 million in total assets at the time of investment or of United States savings and loan associations which have more than $1 billion in total assets at the time of investment and, in the case of U.S. banks, are members of the Federal Reserve System or are examined by the Comptroller of the Currency or whose deposits are insured by the Federal Deposit Insurance Corporation.

COMMERCIAL PAPER

     Each of the Funds may invest in commercial paper that is rated at the time of purchase in the highest short-term rating category by an NRSRO or unrated if considered by Pacific Century to be of

PROSPECTUS
comparable quality. Commercial paper includes short-term unsecured promissory notes, and variable floating rate demand notes issued by domestic and foreign bank holding companies, corporations and financial institutions as well as similar taxable and tax-exempt instruments issued by government agencies and instrumentalities.

CORPORATE SECURITIES

     Each of the Funds may invest in debt securities issued by domestic corporations, U.S. dollar-denominated debt securities issued by Canadian corporations, Yankee bonds and supra-national obligations. Yankee bonds are U.S. dollar-denominated obligations issued by foreign governments or companies. Supra-national obligations are U.S. dollar-denominated obligations issued by international entities such as the World Bank and the Inter-American Development Bank.

PREFERRED STOCK

     Each of the Funds may invest in preferred stock which is a class of capital stock that pays dividends at a specified rate and that has preference over common stock in the payment of dividends and the liquidation of assets. Preferred stock does not ordinarily carry voting rights.

ILLIQUID SECURITIES

     Each of the Funds may invest in illiquid securities. The Funds will not knowingly invest more than 15% of the value of their respective net assets in securities that are illiquid. Repurchase agreements with a duration of more than seven days, time deposits that do not provide for payment to a Fund within seven days after notice, Guaranteed Investment Contracts ("GICs") and most commercial paper issued in reliance upon the exemption in Section 4(2) of the Securities Act of 1933 (the "1933 Act") (other than variable amount master demand notes with maturities of nine months or less) are subject to this 15% limit.

     If otherwise consistent with its investment objective and policies, any of the Funds may purchase securities which are not registered under the 1933 Act but which can be sold to "qualified institutional buyers" in accordance with Rule 144A under the 1933 Act. Any such security will not be considered illiquid so long as it is determined by Pacific Century, acting under guidelines and procedures that are developed, established and monitored by the Board of Trustees, that an adequate trading market exists for that security. This investment practice could have the effect of increasing the level of illiquidity in a Fund during any period that qualified institutional buyers become uninterested in purchasing these restricted securities. The ability to sell to qualified institutional buyers under Rule 144A is a recent development, and it is not possible to predict how this market will develop.

BORROWINGS

     Each Fund may borrow from banks up to 20% of the current value of its net assets for temporary purposes in order to meet redemptions. Each Fund may borrow funds for temporary purposes by entering into reverse repurchase agreements which are considered to be borrowings under the Investment Company Act of 1940 (the "1940 Act"). At the time a Fund enters into a reverse repurchase agreement (an agreement under which the Fund sells portfolio securities and agrees to repurchase them at an agreed-upon date and price), it will place in a segregated custodial account cash or other liquid assets having a value equal to or greater than the repurchase price (including accrued interest) and will subsequently monitor the account so that such value is maintained. Reverse repurchase agreements involve the risk that the market value of the securities sold by a Fund may decline below the price of the securities it is obligated to repurchase. The Funds would pay interest on amounts obtained pursuant to a reverse repurchase agreement.

LOANS OF PORTFOLIO SECURITIES

     Each of the Funds may lend securities from its portfolio to brokers, dealers and financial institutions (but not individuals) if liquid assets equal to the current market value of the securities loaned (including accrued interest thereon) plus the interest payable
                                                                      PROSPECTUS
to the Fund with respect to the loan is maintained with the Fund. In determining whether to lend a security to a particular broker, dealer or financial institution, Pacific Century will consider all relevant facts and circumstances, including the creditworthiness of the broker, dealer or financial institution. Any loans of portfolio securities will be fully collateralized based on values that are marked to market daily by Pacific Century. No Fund will enter into any portfolio security lending arrangement having a duration of longer than one year. Any securities that a Fund may receive as collateral will not become part of such Fund's portfolio at the time of the loan and, in the event of a default by the borrower, the Fund will, if permitted by law, dispose of such collateral except for such part thereof that is a security in which such Fund may invest. During the time securities are on loan, the borrower will pay the Fund any accrued income on those securities, and the Fund may invest the cash collateral and earn additional income or receive an agreed-upon fee from a borrower that had delivered cash-equivalent collateral. No Fund will lend securities having a value that exceeds 30% of the current value of its total assets. Loans of securities by a Fund will be subject to termination at the Fund's or the borrower's option. The Funds may pay reasonable administrative and custodial fees in connection with a securities loan and may pay a negotiated portion of the interest or fee earned with respect to the collateral to the borrower or the placing broker. Borrowers and placing brokers may not be affiliated, directly or indirectly, with the Trust, Pacific Century, or BISYS.

FUTURES CONTRACTS AND RELATED OPTIONS

     Each of the Funds may enter into contracts for the future delivery of securities and futures contracts based on a specific security, class of securities, or an index, purchase or sell options on any such futures contracts and engage in related closing transactions. A futures contract on a securities index is an agreement obligating either party to pay, and entitling the other party to receive, while the contract is outstanding, cash payments based on the level of a specified securities index.

     The Funds may engage in such futures contracts in an effort to hedge against market risks and/or manage cash flow into the Funds. For example, when interest rates are expected to rise or market values of portfolio securities are expected to fall, the Funds can seek through the sale of futures contracts to offset a decline in the value of its portfolio securities. When interest rates are expected to fall or market values are expected to rise, the Funds, through the purchase of such contracts, can attempt to secure better rates or prices for the Funds than might later be available in the market when it effects anticipated purchases. Alternatively, futures may be used to manage cash flows into and out of the Funds. For example, the investment manager may wish to be fully invested in a particular asset class. Through the use of futures, the manager can achieve this objective immediately while temporarily deferring industry and security selection, in the interest of timeliness.

     The acquisition of put and call options on futures contracts will, respectively, give the Funds the right (but not the obligation), for a specified price, to sell or to purchase the underlying futures contract, upon exercise of the option, at any time during the option period.

     Aggregate initial margin deposits for futures contracts, and premiums paid for related options, may not exceed five percent of each Fund's total assets, and the value of securities that are the subject of such futures and options (both for receipt and delivery) may not exceed one-third of the market value of each Fund's total assets. Futures transactions will be limited to the extent necessary to maintain each Fund's qualification as a regulated investment company.

     Futures transactions involve brokerage costs and require the Funds to segregate assets to cover its obligations under futures, or to cover its obligations by owning the assets underlying open futures contracts. The Funds may lose the expected benefit of futures transactions if interest rates, exchange rates or securities prices move in an unanticipated manner. Such losses are potentially significant and unanticipated changes may result in poorer overall performance than if the Funds had not entered into any

PROSPECTUS
futures transactions. In addition, the value of each Fund's futures positions may not prove to be perfectly or even highly correlated with the value of its portfolio securities, limiting each Fund's ability to hedge effectively against interest rate, exchange rate and/or market risk and giving rise to additional risks. There is no assurance of liquidity in the secondary market for purposes of closing out futures positions. Where a liquid secondary market does not exist, a Fund is unlikely to be able to control losses by closing out futures positions. Finally, gains and losses on investments in options and futures depend on Pacific Century's ability to predict correctly the direction of interest rates and other economic factors.

ASSET BACKED SECURITIES

     Each of the Funds may invest in Asset Backed Securities. Asset Backed Securities arise through the grouping by governmental, government-related, and private organizations of loans, receivables, and other assets originated by various lenders. Asset Backed Securities acquired by a Fund consist of both mortgage and non-mortgage backed securities. Interest in pools of these assets differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal paid at maturity or specified call dates. Instead, Asset Backed Securities provide periodic payments which generally consist of both interest and principal payments.

     The life of an Asset Backed Security varies with the prepayment experience with respect to the underlying debt instruments. The rate of such prepayments, and hence the life of an Asset Backed Security, will be primarily a function of current market interest rates, although other economic and demographic factors may be involved. For example, falling interest rates generally result in an increase in the rate of prepayments of mortgage loans while rising interest rates generally decrease the rate of prepayments. An acceleration in prepayments in response to sharply falling interest rates will shorten the security's average maturity and limit the potential appreciation in the security's value relative to a conventional debt security. Consequently, Asset Backed Securities are not as effective in locking in high, long-term yields. Conversely, in periods of sharply rising rates, prepayments are generally slow, increasing the security's average life and its potential for price depreciation.

     Mortgage backed securities represent an ownership interest in a pool of residential mortgage loans, the interest in which is in most cases issued and guaranteed by an agency or instrumentality of the U.S. Government, though not necessarily by the U.S. Government itself.

     One such type of mortgage-backed security is a GNMA Certificate. GNMA Certificates are backed as to the timely payment of principal and interest by the full faith and credit of the U.S. Government. Another type is a FNMA Certificate, the principal and interest of which are guaranteed only by FNMA itself, not by the full faith and credit of the U.S. Government. Another type is a FHLMC Participation Certificate. This type of obligation is guaranteed by FHLMC as to timely payment of principal and interest. However, like a FNMA security, it is not guaranteed by the full faith and credit of the U.S. Government. Mortgage-backed securities issued by private issuers, whether or not such obligations are subject to guarantees by the private issuer, may entail greater risk than obligations directly or indirectly guaranteed by the U.S. Government. Such securities will be purchased for the Funds only when Pacific Century determines that they are readily marketable at the time of purchase.

     The average life of mortgage-backed securities varies with the maturities of the underlying mortgage instruments, which have maximum maturities of 40 years. The average life is likely to be substantially less than the original maturity of the mortgage pools underlying the securities as the result of mortgage prepayments, mortgage refinancings, or foreclosures. The rate of mortgage prepayments, and hence the average life of the certificates, will be a function of the level of interest rates, general economic conditions, the location and age of the mortgage and other social and demographic conditions. Such prepayments are passed through to the registered holder with the regular monthly payments of principal and interest and have the effect of reducing future pay-

                                                                      PROSPECTUS
ments. Estimated average life will be determined by Pacific Century and used for the purpose of determining, respectively, the average weighted maturity of the Funds. Various independent mortgage-backed securities dealers publish average remaining life data using proprietary models and, in making such determinations for the Funds, Pacific Century might deem such data unreasonable if such data appeared to present a significantly different average remaining expected life for a security when compared to data relating to the average remaining life of comparable securities as provided by other independent mortgage-backed securities dealers.

     The Funds also may invest in non-mortgage backed securities including interests in pools of receivables, such as motor vehicle installment purchase obligations and credit card receivables. Such securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in the underlying pool of assets. Such securities also may be debt instruments, which also are known as collateralized obligations and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt.

     Non-mortgage-backed securities are not issued or guaranteed by the U.S. Government or its agencies or instrumentalities; however, the payment of principal and interest on such obligations may be guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution (such as a bank or insurance company) unaffiliated with the issuers of such securities. Non-mortgage-backed securities will be purchased by the Funds only when such securities are readily marketable and rated at the time of purchase in one of the two highest rating categories assigned by an NRSRO or, if unrated, considered by Pacific Century to be of comparable quality. In addition, such securities generally will have remaining estimated lives at the time of purchase of five years or less. See the SAI, "Additional Information of Fund Investments."

REAL ESTATE MORTGAGE INVESTMENT CONDUITS

     Each of the Funds may invest in Real Estate Mortgage Investment Conduits ("REMICs"). REMICs are a pass-through vehicle created to issue multiclass mortgage-backed securities. REMICs may be organized as corporations, partnerships, or trusts and those meeting certain qualifications are not subject to double taxation. Interests in REMICs may be senior or junior, regular (debt instruments) or residual (equity interests).

FLOATING AND VARIABLE RATE DEBT INSTRUMENTS

     Each of the Funds may invest in floating and variable rate debt instruments. Floating and variable rate debt instruments bear interest at rates that are not fixed, but vary with changes in specified market rates or indices or at specified intervals. Certain of these instruments may carry a demand feature that would permit the holder to tender them back to the issuer at a par value prior to maturity. The floating and variable rate instruments that the Funds may purchase include certificates of participation in such obligations purchased from banks. Pacific Century will monitor on an ongoing basis the ability of an issuer of a demand instrument to make payment when due, which could be affected by events occurring between the date the Funds elect to demand payment and the date payment is due, except when such demand instruments permit same-day settlement. In this regard, Pacific Century, pursuant to direction of the Board of Trustees, will determine the liquidity of those instruments with demand features that cannot be exercised within seven days.

WHEN-ISSUED SECURITIES AND FORWARD COMMITMENTS

     Each of the Funds may purchase securities on a "when-issued" basis and may also purchase or sell securities on a "forward commitment" basis. These transactions, which involve a commitment by a Fund to purchase or sell particular securities with payment and delivery taking place at a future date (perhaps one or two months later), permit a Fund to lock-in a price or yield on a security it owns or intends to

PROSPECTUS
purchase, regardless of future changes in interest rates. When-issued and forward commitment transactions involve the risk, however, that the yield obtained in a transaction may be less favorable than the yield available in the market when the securities delivery takes place. The Funds do not intend to engage in when-issued purchases and forward commitments for speculative purposes but only in furtherance of their investment objectives. The forward commitments and when-issued purchases are not expected to exceed 25% of the value of any of the Funds' total assets absent unusual market conditions.

     The Funds will not start earning interest or dividends on when-issued securities until they are received. The value of the securities underlying a when-issued purchase or a forward commitment to purchase securities, and any subsequent fluctuations in their value, is taken into account when determining the net asset value of a Fund starting on the date such Fund agrees to purchase the securities. Each Fund will establish a segregated account in which it will maintain liquid assets in an amount at least equal in value to such Fund's commitment to purchase securities on a when-issued or forward commitment basis. If the value of these assets declines, the Fund will replace additional liquid assets in the account on a daily basis so that the value of the assets in the account is equal to the amount of such commitments.

LETTERS OF CREDIT AND LIQUIDITY AGREEMENTS

     Each of the Funds may purchase debt obligations that are backed by an irrevocable letter of credit or liquidity agreement of a bank, savings and loan association or insurance company which assumes the obligation for payment of principal and interest in the event of default by the issuer. Only banks, savings and loan associations and insurance companies which, in the opinion of Pacific Century, are of investment quality comparable to other permitted investments of such Fund, may be used for letter of credit and liquidity agreement backed investments.

REPURCHASE AGREEMENTS

     Each of the Funds may enter into repurchase agreements wherein the seller of a security to the Fund agrees to repurchase that security from the Fund at a mutually agreed-upon time and price. The period of maturity is usually quite short, often overnight or a few days, although it may extend over a number of months. A Fund may enter into repurchase agreements only with respect to obligations that could otherwise be purchased by the Fund. All repurchase agreements will be fully collateralized based on values that are marked to market daily by Pacific Century. If the seller defaults and the value of the underlying securities has declined, the Fund may incur a loss. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, the Fund's disposition of the security may be delayed or limited.

OTHER INVESTMENT COMPANIES

     In connection with the management of its daily cash position, each of the Funds may invest in securities issued by other investment companies, including (to the extent permitted by the 1940 Act) other investment companies managed by Pacific Century. Securities of other investment companies will be acquired by a Fund within the limits prescribed by the 1940 Act. Each of the Funds intends to limit its investments so that, as determined immediately after a securities purchase is made: (a) not more than 5% of the value of its total assets will be invested in the securities of any one investment company; (b) not more than 10% of the value of its total assets will be invested in the aggregate in securities of investment companies as a group; (c) not more than 3% of the outstanding voting stock of any one investment company will be owned by the Fund; and (d) the Fund, together with other investment companies having the same investment adviser and companies controlled by such companies, owns not more than 10% of the total stock of any one closed-end company. As a shareholder of another investment company, a Fund would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in

                                                                      PROSPECTUS
addition to the advisory and other expenses that a Fund bears directly in connection with its own operations; however, Pacific Century has undertaken to waive or reimburse the Funds its advisory fees with respect to Fund assets so invested (except when such purchase is part of a plan of merger, consolidation, reorganization or acquisition).

FOREIGN SECURITIES

     Each of the Funds may invest in securities of foreign governmental and private issuers that are denominated in and pay interest in U.S. dollars. Investments in foreign securities involve certain considerations that are not typically associated with investing in domestic securities. There may be less publicly available information about a foreign issuer than about a domestic issuer. Foreign issuers also are not generally subject to the same accounting, auditing and financial reporting standards or governmental supervision as domestic issuers. In addition, with respect to certain foreign countries, tax on interest, gains and/or dividends may be withheld at the source under foreign income tax laws, and there is a possibility of expropriation or confiscatory taxation, political or social instability or diplomatic developments that could adversely affect investments in, the liquidity of, and the ability to enforce contractual obligations with respect to, securities of issuers located in those countries.

OPTIONS

     Each of the Funds may purchase put and call options and write covered put and call options on securities in which such Fund may invest directly and that are traded on registered domestic securities exchanges or that result from separate, privately negotiated transactions with primary U.S. Government securities dealers recognized by the Board of Governors of the Federal Reserve System in an amount not exceeding 5% of the Fund's net assets. Options may be entered into in an attempt to hedge a Fund's portfolio against market risk or to enhance income (e.g., to attempt to realize through the receipt of premiums a greater current return than would be realized on the underlying securities alone). See SAI, "Additional Information on Fund Investments."

INTEREST ONLY OR PRINCIPAL ONLY OBLIGATIONS

     Each of the Funds may make limited investments (not exceeding 5% of the relevant Fund's net assets) in separately traded principal and interest components of securities issued by the United States Treasury. The principal and interest components of selected securities are traded independently under the Separate Trading of Registered Interest and Principal of Securities program ("STRIPs"). Under the STRIPs program, the principal and interest components are individually numbered and separately issued by the U.S. Treasury at the request of depository financial institutions, which then trade the component parts independently.

GUARANTEED INVESTMENT CONTRACTS

     Each of the Funds may invest up to 5% of its net assets in Guaranteed Investment Contracts ("GICs") issued by highly rated U.S. insurance companies. GICs are considered to be illiquid, and accordingly, are subject to each Fund's 15% limitation on investment in illiquid securities. See SAI, "Additional Information on Fund Investments."

ADDITIONAL RISK DISCLOSURE

     Obligations rated in the lowest of the top four rating categories by an NRSRO have speculative characteristics, and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade bonds. Subsequent to its purchase by a Fund, an issue of securities may cease to be rated or its rating category may be reduced below the minimum rating required for purchase by the respective Fund. Pacific Century will consider such an event in determining whether the relevant Fund should continue to hold the obligation.

     The Tax-Free Securities Fund and the Tax-Free Short Intermediate Securities Fund are nondiversified, which means that their assets may be invested

PROSPECTUS
among fewer issuers and therefore the value of their assets may be subject to greater impact by events affecting one of their investments.

     Since the Tax-Free Securities Fund and the Tax-Free Short Intermediate Securities Fund invest significantly in obligations of issuers located in Hawaii, the marketability and market value of these obligations may be affected by certain Hawaiian constitutional provisions, legislative measures, executive orders, administrative regulations and vote initiatives.

     The Hawaiian economy is concentrated in tourism, agriculture and military operations. Tourism is the strongest factor with tourists from a variety of nations cushioning any adverse economic situations in a single country. Hawaiian agriculture is diversifying into an expanded range of agricultural products, away from the dominant pineapple and sugar production that has been subject to increased foreign competition.

     Governmental activities, including activities usually administered on a municipal or county level such as public education, are the responsibility of the state. This concentration aggravates an otherwise high level of state debt obligations. The state General Fund has operated either within planned deficits or with ending fund balances since December 1962. Revenue is derived primarily from general excise taxes and individual and corporate income tax.
     There can, of course, be no assurance that any mutual fund will achieve its investment objective. In addition, unlike insured bank deposits, an investment in the Funds is not insured against loss of principal.

PORTFOLIO TURNOVER

     Generally, the Funds will purchase portfolio securities for capital appreciation or investment income, or both, and not for short-term trading profits. However, a Fund may sell a portfolio investment soon after its acquisition if Pacific Century believes that such a disposition is consistent with attaining the investment objective of the particular Fund. Portfolio investments may be sold for a variety of reasons, such as a more favorable investment opportunity or other circumstances bearing on the desirability of continuing to hold such investments. The annual portfolio turnover rate is not expected to exceed 100% for any Fund. For the fiscal years ended July 31, 1997 and July 31, 1996, the portfolio turnover rate for the Funds were as follows:

                    PORTFOLIO TURNOVER RATE FOR FISCAL YEARS
                     ENDED JULY 31, 1997 AND JULY 31, 1996

                            FUND                                1997         1996
                            ----                                ----         ----
Diversified Fixed Income Fund...............................   80.98%       58.86%
Short Intermediate U.S. Treasury Securities Fund............   51.56%       47.17%
Tax-Free Securities Fund....................................   11.07%       24.78%
Tax-Free Short Intermediate Securities Fund.................   29.46%       54.70%
U.S. Treasury Securities Fund...............................   44.90%       15.75%

     See "Portfolio Transactions" in the SAI for additional information relating to portfolio turnover.

INVESTMENT POLICIES

     Each Fund's investment objectives, as set forth in the first paragraph of the description of each Fund in the "Highlights" section are fundamental; that is, they may not be changed without approval by vote of the holders of a majority of the relevant Fund's outstanding voting securities, as described under "Capital Stock" in the SAI. If the Trust's Board of Trustees determines, however, that a Fund's investment objective can best be achieved by a substantive change in a non-fundamental investment policy or strategy, the Trust's Board may make such change without shareholder approval and will disclose any such material changes in the then current prospectus.

                                                                      PROSPECTUS

Any policy that is not specified in a Fund's Prospectus, or in the SAI, as being fundamental, is non-fundamental.

                       ADDITIONAL INVESTMENT RESTRICTIONS

     As matters of fundamental policy, each of the Funds may not:

     1. Purchase securities of any one issuer (other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) if, immediately after such purchase, more than 5% of the value of the Fund's total assets would be invested in the securities of such issuer, or more than 10% of the issuer's outstanding voting securities would be owned by the Fund, except that up to 25% of the value of the Fund's total assets may be invested without regard to these limitations, and except that this restriction does not apply to the Tax-Free Securities Fund or the Tax-Free Short Intermediate Securities Fund, which are non-diversified funds.

     2. Purchase any securities which would cause 25% or more of the value of the Fund's total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that (a) there is no limitation with respect to U.S. Government Obligations and repurchase agreements secured by such obligations;
(b) with respect to the Tax-Free Securities Fund and the Tax-Free Short Intermediate Securities Fund, there is no limitation with respect to Municipal Obligations (for purposes of this limitation, private activity bonds that are backed only by the assets and revenues of a non-governmental user shall not be deemed to be Municipal Obligations); (c) wholly owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents; and (d) utilities will be divided according to their services, for example, gas, gas transmission, electric and gas, electric and telephone will each be considered a separate industry.

     3. Make loans, borrow money or issue senior securities, except under certain circumstances, and subject to certain percentage limitations, specified above and in the SAI.

     Except as set forth above under "Borrowings", if a percentage limitation is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in the value of a Fund's portfolio securities will not constitute a violation of such limitation.

              MANAGEMENT, ADVISORY AND OTHER SERVICE ARRANGEMENTS

THE BOARD OF TRUSTEES

     The business and affairs of the Trust are managed under the direction and control of its Board of Trustees. The names and principal occupations of the Trustees of the Trust are listed below. Trustees deemed to be "interested persons" of the Trust for purposes of the 1940 Act are indicated by an asterisk.

PROSPECTUS

                              POSITION(S) HELD
     NAME AND ADDRESS          WITH THE TRUST                       PRINCIPAL ORGANIZATION
     ----------------         ----------------                      ----------------------
Walter J. Laskey*                Trustee and         Executive Vice President of Bank of Hawaii-- Private
                                 Chairperson         Client and Institutional Services (1993-present)
Irimga McKay*               Trustee and President    Senior Vice President of BISYS Fund Services
                                                     (1994-present); Senior Vice President of Concord
                                                     Financial Group (1986-1994)
Douglas Philpotts*                 Trustee           Chairman of the Board of Directors (1992-1994),
                                                     President (1986-1992), and Director (1984-present) of
                                                     Pacific Century
Richard W. Gushman, II             Trustee           President and Chief Executive Officer of OKOA, Inc.
                                                     (1985-present); Adviser to RAMPAC, Inc.
Stanley W. Hong                    Trustee           President and Chief Executive Officer of the Chamber
                                                     of Commerce of Hawaii (1996-present); Business
                                                     Consultant (1994-present)
Russell K. Okata                   Trustee           Executive Director of Hawaii Government Employees
                                                     Association (1981-present)
Oswald K. Stender                  Trustee           Trustee of Bernice Pauahi Bishop Estate (1990-
                                                     present); Director of Hawaiian Electric Industries,
                                                     Inc. (1993-present)


     Trustees of the Trust who are not officers or employees of the Trust, BISYS or Pacific Century are entitled to receive from the Trust a quarterly retainer and a fee for each Board of Trustees meeting attended. All Trustees are reimbursed for all reasonable out-of-pocket expenses relating to attendance at meetings.

THE ADVISER

     Pursuant to an Advisory Agreement, the Funds are advised by Pacific Century, whose address is Financial Plaza of the Pacific, 111 S. King Street, Honolulu, Hawaii 96813. Pacific Century is a Hawaii corporation organized in 1898 and is the largest trust company in the State of Hawaii, both in terms of assets under administration and assets under management. As of July 31, 1997, Pacific Century had approximately $7.5 billion of client financial assets under management. Pacific Century is a division of Bank of Hawaii, the largest banking organization headquartered in the State of Hawaii, with approximately $12.6 billion of assets as of July 31, 1997, and branches and offices throughout the Pacific Basin, including Guam, Singapore, Tokyo, Seoul and Taiwan. All shares of Bank of Hawaii are owned by Pacific Century Financial Corporation (formerly Bancorp Hawaii, Inc. "Pacific Century Financial") and Bank of Hawaii's Directors (each of whom owns qualifying shares as required by Hawaii law). Pacific Century Financial is a bank holding company, registered under the Bank Holding Company Act of 1956, as amended, and its common stock is listed and traded on the New York Stock Exchange (the "Exchange"). Pacific Century Financial files annual and periodic reports with the Commission and the Exchange, which are available for public inspection. Pacific Century is not authorized to and does not carry on a banking business.

     The actual management of the portfolios of the Trust is coordinated by Pacific Century's investment unit, which is staffed with more than 40 people, including 5 Chartered Financial Analysts and 9

                                                                      PROSPECTUS

M.B.A.'s. All investment decisions of the Funds are made by a committee, and no person is primarily responsible for making recommendations to the committee. Pacific Century has served as investment adviser to other investment companies since 1984. These include the Hawaiian Tax-Free Trust, with assets exceeding $61.0 million as of July 31, 1997, and the Cash Assets Trust, with assets of approximately $736 million as of July 31, 1997.

     Subject to the supervision of the Board of Trustees, Pacific Century will provide a continuous investment program for the Funds, including investment research and management with respect to all securities and investments and cash equivalents in the Funds. Pacific Century will determine from time to time what securities and other investments will be purchased, retained or sold by the Trust with respect to the Funds. Pacific Century will provide the services under the Advisory Agreement in accordance with each of the Fund's investment objectives, policies, and restrictions.

     For its services under the Advisory Agreement, Pacific Century is entitled to monthly advisory fees at the annual rates of each Fund's average daily net asset value equal to 0.50% for the Short Intermediate U.S. Treasury Securities Fund and the Tax-Free Short Intermediate Securities Fund, and 0.60% for the Diversified Fixed Income Fund, the U.S. Treasury Securities Fund and the Tax-Free Securities Fund. For the fiscal year ended July 31, 1997, the fees paid by the Funds to Pacific Century under the Advisory Agreement, as a percentage of average daily net assets, were as follows: Diversified Fixed Income Fund--0.60%; Short-Intermediate U.S. Treasury Securities Fund--0.30% (after advisory fee waiver); Tax-Free Securities Fund--0.60%; Tax-Free Short Intermediate Securities Fund--0.50%; and U.S. Treasury Securities Fund--0.60%.

THE SPONSOR, ADMINISTRATOR AND DISTRIBUTOR

     BISYS is the administrator for each Fund, and also acts as the Trust's principal underwriter and distributor. BISYS generally assists in all aspects of the administration and operation of the Funds. For expenses assumed and services provided as administrator pursuant to its Administration Agreement with the Trust, BISYS is entitled to receive a fee from the Funds, computed daily and paid monthly, at an annual rate equal to 0.20% of the average daily net assets of each Fund.

     For the fiscal year ended July 31, 1997, the ratios of total expenses to average net assets (excluding waivers) for the Class A shares of the Funds were as follows: Diversified Fixed Income Fund -- 1.69%; Short Intermediate U.S. Treasury Securities Fund -- 1.62%; Tax-Free Securities Fund -- 1.66%; Tax-Free Short Intermediate Securities Fund 1.64%; and U.S. Treasury Securities
Fund -- 1.70%.

     In addition, BISYS, as the principal underwriter of the Funds within the meaning of the 1940 Act, has entered into a Distribution Agreement with the Trust pursuant to which BISYS has the responsibility for distributing shares of the Funds. The Distribution Agreement provides that BISYS shall act as agent for the Funds for the sale of their shares and may enter into selling agreements with banks, broker/dealers or other financial institutions to market and make available shares to their respective customers. For its services, BISYS is entitled to a Distribution Fee as set forth in the separate Distribution and Shareholder Servicing Plans for each of the Class A and Class B shares (each a "Distribution Plan"). The Distribution Plan for the Class A shares provides that BISYS is entitled to receive from each Fund a fee in an amount not to exceed on an annual basis 0.75% of the average daily net asset value of each Fund's Class A shares. The Distribution Plan for the Class B shares provides that BISYS is entitled to receive from each Fund a fee in an amount not to exceed on an annual basis 1.00% of the average daily net asset value of each Fund's Class B shares. The Funds had not begun to offer Class B shares publicly at the date of this Prospectus. Accordingly, no payments had yet been made pursuant to the Class B distribution Plan. Fees under each of the Distribution Plans compensate BISYS for the following: (a) payments BISYS makes to banks and other institutions and industry professionals, broker/dealers, including Pacific Century, BISYS and their affiliates or subsidiaries, pursuant to

PROSPECTUS
an agreement in connection with providing administrative support services to the holders of a Fund's Class A or Class B shares; or (b) payments to financial institutions and industry professionals (such as insurance companies, investment counselors, and BISYS' affiliates and subsidiaries) in consideration for the sales support services provided and expenses assumed in connection with distribution assistance, including but not limited to, printing and distributing Prospectuses to persons other than current Class A or Class B shareholders of a Fund, printing and distributing advertising and sales literature and reports to prospective Class or Class B investors in connection with the sale of a Fund's shares, and providing personnel and communication equipment used in servicing shareholder accounts and responding to prospective Class A or B shareholder inquiries. BISYS may enter into selling agreements with one or more selling agents under which such agents may receive compensation form BISYS for sales support services, including, but not limited to, commissions or other payments to such agents based on the average daily net assets of the Class A or Class B shares of each Fund.

     The distribution fee shall be paid to BISYS only to compensate or to reimburse it for actual payments or expenses incurred as described above. The actual distribution fee payable to BISYS is determined, within such limit, from time to time by mutual agreement between the Trust and BISYS, and may not exceed the maximum fee payable under the Conduct Rules of the NASD. Until further notice, BISYS voluntarily intends to waive a portion of its distribution fee for the current fiscal year such that the distribution fee payable by each Fund will not exceed 0.25% of the average daily net asset value attributable to the Fund's Class A shares on an annual basis. No Fund's Class A or Class B shares will be liable for distribution expenditures made by BISYS in any given year in excess of the maximum amount payable under the Distribution Plan for that Fund in that year. BISYS is a broker/dealer registered with the Commission, and is a member of the NASD.

     As noted above, each Fund also offers Class Y shares, which are made available only to certain investors. The Class Y shares are not subject to any distribution fees or entitled to benefits under the Distribution Plan.

OTHER SERVICE ARRANGEMENTS


     BISYS Fund Services, Inc. (the "Transfer Agent"), 3435 Stelzer Road, Columbus, Ohio 43219-3035, serves as the Trust's transfer agent and dividend disbursing agent. Ernst & Young LLP, One Columbus, Suite 2300, 10 West Broad Street, Columbus, Ohio 43215, serves as independent auditors for the Trust.


                       VALUATION OF CLASS A AND B SHARES


     The net asset value of the Class A and Class B shares for each Fund is determined and their shares are priced as of the close of the New York Stock Exchange (the "Exchange") (currently 4:00 p.m., Eastern Time) (the "Valuation Time") each Business Day. As used herein, a "Business Day" is a day on which the Exchange is open for trading and any other day (other than a day on which no shares of that Fund are tendered for redemption and no order to purchase shares is received) during which there is sufficient trading in the Fund's portfolio securities that the Fund's net asset value per share might be materially affected. The Exchange will not be open in observance of the following holidays:
New Year's Day, President's Day, Martin Luther King, Jr. Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Net asset value per share for Class A and Class B is calculated by determining the value of such Class's proportional interest in the securities and other assets of each Fund, less (i) such class's proportional share of general liabilities and (ii) liabilities allocable only to such class, and dividing such amount by the number of shares of the class outstanding. The net asset value per share for each Fund will fluctuate as the value of its investment portfolio changes. The per


                                                                      PROSPECTUS
share net asset value of Class A shares generally will be higher than the per share net asset value of Class B shares reflecting the daily expense accruals of the distribution fees applicable to the Class B shares.

     Except for debt obligations with remaining maturities of 60 days or less, which are valued at amortized cost, assets are valued at current market prices, or if such prices are not readily available, at fair value as determined in good faith by the Board of Trustees. Prices used for such valuations may be provided by independent pricing services. For further information about valuation of investments in the Funds, see the SAI.

                      HOW TO PURCHASE CLASS A AND B SHARES

PURCHASE OF SHARES


     Class A and Class B shares of each Fund are sold on a continuous basis. Investors may purchase Class A and Class B shares of a Fund by completing and signing an account registration form ("Account Registration Form") and mailing it, together with a check (or other negotiable bank draft or money order) payable to the Trust, in at least the minimum initial purchase amount, to your Participating Organization or to Pacific Capital Funds, P.O. Box 182130, Columbus, Ohio 43218-2130. Subsequent purchases of shares of a Fund may be made at any time by mailing a check (or other negotiable bank draft or money order) payable to the Trust, to the Transfer Agent at the above address or to your Participating Organization.


     Class A and Class B shares of the Funds may also be purchased through procedures established by BISYS in connection with requirements of qualified accounts maintained by or on behalf of certain persons ("Customers") by banks, institutions or industry professionals, such as broker/dealers, who have entered into an agreement with BISYS ("Participating Organizations") under each of the Distribution Plans. See "Management, Advisory and Other Service Arrangements." BISYS' principal office is located at 3435 Stelzer Road, Columbus, Ohio 43219-3035.


     Class A and Class B shares of a Fund sold to Participating Organizations acting in a fiduciary, advisory, custodial or other similar capacity on behalf of a customer will normally be held of record by the Participating Organizations. With respect to shares so sold, it is the responsibility of the Participating Organizations to transmit purchase or redemption orders to the Transfer Agent and to deliver federal funds for purchase on a timely basis. Beneficial ownership of shares of a Fund will be recorded by the Participating Organizations and reflected in the account statements provided by the Participating Organization to the customer.



     If an Account Registration Form has been previously received by the Transfer Agent, investors may also purchase Class A and Class B shares by telephoning the Pacific Capital Funds at 800-258-9232. Payment for Class A and Class B shares ordered by telephone may be made by check or by electronic transfer and must be received by the Trust's Custodian within three days of the telephone order. If payment is not received within three days or a check timely received does not clear, the purchase may be cancelled and the investor could be liable for any losses or fees incurred. In the case of purchases of Class A and Class B shares effected by wiring funds to the Trust's Custodian, investors must call the Pacific Capital Funds at 800-258-9232 to obtain instructions regarding the bank account number into which the funds should be wired and other pertinent information. If you have opened an account through a Participating Organization, you should telephone the Participating Organization to make further investments.


     Class A and Class B shares of each Fund are purchased at the public offering price per share, which is the net asset value per share (see "Valuation of Class A and Class B shares") next determined after receipt by the Transfer Agent of an order to purchase shares in good form plus the applicable

PROSPECTUS
sales charge as described below. The Participating Organizations are responsible for the prompt transmission of purchase orders to the Transfer Agent. Purchases of Class A and Class B shares of a Fund will be effected only on a Business Day of such Fund. An order received by the Transfer Agent prior to the Valuation Time on any Business Day will be executed based on the net asset value determined as of the Valuation Time on the date of receipt. An order received by the Transfer Agent after the Valuation Time on any Business Day will be executed based on the net asset value determined as of the next Business Day.

     The minimum investment for an investor's initial purchase of Class A and Class B shares of a Fund is $1,000. The minimum investment for subsequent purchases of Class A and Class B shares is $50. The minimum initial investment amount for IRAs is $250. As discussed below, the minimum initial investment amount for Auto Invest Plan participants is $100.

     Depending upon the terms of a particular customer account, a Participating Organization may charge a customer's account fees for automatic investment and other cash management services provided in connection with investment in the Funds. Information concerning these services and any charges will be provided by the relevant Participating Organization. This Prospectus should be read in conjunction with any such information received from the Participating Organization.


     The Trust reserves the right to reject any order for the purchase of its Class A or Class B shares in whole or in part. No third party checks will be accepted.


     Every shareholder will receive a confirmation of each new transaction in the shareholder's account. In the case of shares held of record by a Participating Organization but beneficially owned by a customer, confirmations of purchases, exchanges and redemptions of shares by a Participating Organization will be sent to the customer by the Participating Organization. Certificates representing shares will not be issued.

SALES CHARGES

  CLASS A SHARES

     The public offering price of a Class A share of a Fund equals its net asset value plus a sales charge. BISYS receives this sales charge as principal underwriter and will reallow a portion of it to broker/dealers or other financial institutions as dealer discounts and brokerage commissions. From time to time dealers who receive dealer discounts and broker commissions from BISYS may reallow a portion of such dealer discounts and broker commissions to other dealers or brokers. BISYS may elect to reallow a higher percentage of the sales charge stated below to selected brokers and dealers for all sales with respect to which orders are placed with BISYS during a particular period. At BISYS' discretion, the entire sales charge may at times be reallowed as dealer discounts and brokerage commissions. If the entire sales charge is reallowed to a broker/dealer or financial institution, it may be deemed an "underwriter" under the Securities Act of 1933, as amended.

     The following sales charge schedule applies to all Funds except the Short Intermediate U.S. Treasury Securities Fund and the Tax-Free Short Intermediate Securities Fund:

                                                                      PROSPECTUS

                                                                                             DEALER
                                                                     SALES CHARGE AS        ALLOWANCE
                                                 SALES CHARGE AS     A PERCENTAGE OF     AS A PERCENTAGE
                                                 A PERCENTAGE OF       NET AMOUNT          OF OFFERING
              AMOUNT OF PURCHASE                 OFFERING PRICE         INVESTED              PRICE
              ------------------                 ---------------     ---------------     ---------------
Less than $25,000..............................       4.00%               4.17%               3.60%
$25,000 or more but less than $50,000..........       3.75%               3.90%               3.38%
$50,000 or more but less than $100,000.........       3.50%               3.63%               3.15%
$100,000 or more but less than $250,000........       3.25%               3.36%               2.93%
$250,000 or more but less than $500,000........       3.00%               3.09%               2.70%
$500,000 or more but less than $1,000,000......       2.50%               2.56%               2.25%
$1,000,000 or more.............................       0.00%               0.00%               0.00%

     The following sales charge schedule applies to the Short Intermediate U.S. Treasury Securities Fund and Tax-Free Short Intermediate Securities Fund:

                                                                                             DEALER
                                                                     SALES CHARGE AS        ALLOWANCE
                                                 SALES CHARGE AS     A PERCENTAGE OF     AS A PERCENTAGE
                                                 A PERCENTAGE OF       NET AMOUNT          OF OFFERING
              AMOUNT OF PURCHASE                 OFFERING PRICE         INVESTED              PRICE
              ------------------                 ---------------     ---------------     ---------------
Less than $100,000.............................       2.25%               2.30%               2.03%
$100,000 or more but less than $250,000........       1.75%               1.78%               1.58%
$250,000 or more but less than $500,000........       1.25%               1.27%               1.13%
$500,000 or more but less than $1,000,000......       1.00%               1.01%               0.90%
$1,000,000 or more.............................       0.00%               0.00%               0.00%


     Class A shares are offered at net asset value without an initial sales charge for purchases of $1 million or more, but such purchases are subject to a Contingent Deferred Sales Charge equal to 1% of the lesser of the value of the shares redeemed (exclusive of reinvested dividends and capital gains distributions) or the total cost of such shares in the event of a share redemption within twelve months following the purchase. The Distributor will provide additional compensation to securities dealers in an amount up to 1.00% of the offering price of Class A shares of the Funds for individual sales of $1 million to $5 million and 0.50% of the offering price of Class A shares for individual sales over $5 million.



     The sales charges set forth in the tables above are applicable to purchases made at one time by any purchaser (a "Purchaser"), which term shall mean: (i) an individual, his or her spouse and children under the age of 21, if any; (ii) a trustee or other fiduciary of a single trust estate or single fiduciary account; or (iii) any other organized group of persons, whether incorporated or not, provided that such organization has been in existence for at least six months and has some bona fide business purpose other than the purchase of redeemable securities of a registered investment company. In order to qualify for a reduced sales charge, all orders from a Purchaser will have to be placed through a single investment dealer and identified at the time of purchase as originating from the same Purchaser, although such orders may be placed into more than one discrete account which identifies the Purchasers.


     BISYS, at its expense, will also provide additional compensation to dealers in connection with sales of shares of the Trust. Such compensation will include financial assistance to dealers in connection with conferences, sales or training programs for their employees, seminars for the public advertising campaigns regarding one or more Funds, and/or other dealer-sponsored special events. In some instances,

PROSPECTUS
this compensation will be made available only to certain dealers whose representatives have sold a significant amount of such shares. Compensation will include payment for travel expenses, including lodging, incurred in connection with trips taken by invited registered representatives and members of their families to locations within or outside of the United States for meetings or seminars of a business nature. Compensation will also include the following types of non-cash compensation offered through sales contests: (1) vacation trips, including the provision of travel arrangements and lodging, (2) tickets for entertainment events (such as concerts, cruises and sporting events), and
(3) merchandise (such as clothing, trophies, clocks and pens). Dealers may not use sales of the Trust's Shares to qualify for this compensation to the extent such may be prohibited by the laws of any state or any self-regulatory agency, such as the NASD. None of the aforementioned compensation is paid for by the Funds or their shareholders.

REDUCED SALES CHARGES

  CLASS A SHARES

     SALES CHARGE WAIVERS--The following classes of investors may purchase Class A shares of a Fund with no sales charge in the manner described below (any of which may be changed or eliminated at any time by BISYS):

     (1) Existing shareholders of a Fund, upon the reinvestment of dividend and capital gain distributions;

     (2) Officers, trustees, directors, employees and retired employees of the Trust, Pacific Century Financial and its affiliates, and of BISYS and its affiliates (and spouses and children of each of the foregoing);

     (3) With the exception of investors for whom Pacific Century Investment Services provides custodial services, investors for whom Pacific Century Financial or one of its affiliates acts in a fiduciary, advisory, custodial, agency or similar capacity;

     (4) Investors who purchase shares of a Fund through a retirement related payroll deduction plan, a 401(k) plan, a 403(b) plan, or a similar plan which by its terms permits purchases of shares; and

     (5) Orders placed on behalf of other investment companies distributed by the Distributor.

     The Trust permits the sale of its Class A shares at prices that reflect the reduction or elimination of the sales charge to investors who are members of certain qualified groups meeting the following requirements. A qualified group
(i) is a group or association, or a category of purchasers who are represented by a fiduciary, professional or other representative (other than a registered broker-dealer); (ii) satisfies uniform criteria which enable the Distributor to realize economies of scale in its costs of distributing shares; (iii) if it is a group or association, gives its endorsement or authorization to an investment program to facilitate solicitation of its membership by a broker or dealer, and
(iv) complies with the conditions of purchase that are set forth in any agreement entered into between the Trust and the group, representative or broker or dealer. At the time of purchase the investor, either directly or through a broker or dealer, must furnish the Transfer Agent with information sufficient to permit verification that the purchase qualifies for a reduced sales charge.

     The Distributor may waive the sales charge for an investor who purchases a Fund's Class A shares with the proceeds from the recent redemption of shares of any non-money market front-end or back-end load mutual fund. To the extent the sales load of the Fund in which such investor seeks to invest is higher than that of the fund with respect to which the redemption proceeds relate, the Distributor will waive only that portion of the Fund's sales load which equals the prior sales load paid. Any portion of the sales load which is not waived in accordance with the foregoing must be paid by the investor at the time of purchase. Purchases of Fund shares using redemption proceeds as described above must be made within 60 days of redemption from funds which are not a series of Pacific Capital Funds and within 120 days of redemption from funds which are series of Pacific Capital Funds. The Transfer Agent must be notified in writing by the investor, or by his or her financial institution, at the time the purchase is made. A copy of the investor's account statement showing such

                                                                      PROSPECTUS
redemption must accompany such notice. BISYS also, from time to time, may waive the sales charge for all investors with respect to any Fund.


     LETTERS OF INTENT--Any Purchaser may obtain a reduced sales charge by means of a written Letter of Intent which expresses the intention of such Purchaser to purchase a certain amount of a Fund's Class A shares within a period of 13 months. Each purchase of shares under a Letter of Intent will be made at the public offering price plus the sales charge applicable at the time of such purchase to a single transaction of the total dollar amount indicated in the Letter of Intent. A Letter of Intent may include purchases of shares made not more than 90 days prior to the date such Purchaser signs a Letter of Intent; however, the 13-month period during which the Letter of Intent is in effect will begin on the date of the earlier purchase to be included. The terms of the Letter of Intent and the escrow account associated therewith are described in the Account Registration Form. For further information, interested investors should contact the Transfer Agent or their Participating Organization. Letter of Intent privileges may be amended or terminated without notice at any time by the Trust.



     CONCURRENT PURCHASES AND RIGHT OF ACCUMULATION--A Purchaser may qualify for a reduced sales charge by (i) combining concurrent purchases of shares of a Fund with purchases of one or more of the other Funds sold with a sales charge or
(ii) combining a current purchase of shares of a Fund with prior purchases of shares of any of the other Funds sold subject to a sales charge. The applicable sales charge is based on the sum of (a) the Purchaser's current purchase of shares of any Fund sold with a sales charge plus (b) the then-current net asset value of all shares held by the Purchaser in any Fund sold with a sales charge. To receive the applicable public offering price pursuant to the right of accumulation, shareholders must at the time of purchase provide the Transfer Agent or their Participating Organization with sufficient information to permit confirmation of qualification. Accumulation privileges may be amended or terminated without notice at any time by the Trust. Shares of other series of the Trust sold subject to a sales charge which are not offered through this Prospectus may be counted for purposes of the accumulation privileges.


  CLASS B SHARES

     The public offering price of a Class B share of a Fund equals its net asset value without the imposition of a sales charge at the time of purchase. However, Class B shares are subject to a contingent deferred sales charge ("CDSC") if the shares are redeemed within six years of purchase, at rates set forth below. After approximately eight years, Class B shares will automatically convert to Class A shares. See "Conversion of Class B shares to Class A shares" below, for more detail. At the time of redemption, the CDSC will be based on the initial purchase price or the current market value of the shares being redeemed, whichever is less. A CDSC will not be imposed on amounts representing increases in net asset value above the net asset value at the time of purchase. There is no CDSC on shares acquired through reinvestment of dividends. Imposition of the CDSC and the distribution fee on Class B shares is limited by the NASD asset-based sales charge rule.

     The following table sets forth the rates of the Class B CDSC:

                           CDSC AS A
                         PERCENTAGE OF
                         DOLLAR AMOUNT
YEARS AFTER PURCHASE   SUBJECT TO CHANGE
--------------------   -----------------
1st Year.............          5%
2nd Year.............          4%
3rd Year.............          3%
4th Year.............          3%
5th Year.............          2%
6th Year.............          1%

     Solely for purposes of determining the number of years which have elapsed from the time of purchase of any Class B shares, all purchases during a month will be aggregated and deemed to have been made on the last day of the month. In determining whether a CDSC is applicable to a redemption, the calculation will be made in the manner that results in

PROSPECTUS
the lowest possible charge being assessed. In this regard, it will be assumed that the redemption is first of shares held for more than six years or shares acquired pursuant to reinvestment of dividends or distributions both of which do not carry any CDSCs. It will then be assumed that the redemption is of shares held longest during the six year period, which will have the lowest CDSC.

     For example, assume an investor purchased 100 Class B shares with a net asset value of $10 per share (i.e., at an aggregate net asset value of $1,000) and in the eleventh month after purchase, the net asset value per share is $12 and, during such time, the investor has acquired five additional Class B shares through dividend reinvestment. If at such time the investor makes his first redemption of 50 Class B shares (producing proceeds of $600), five of such shares will not be subject to the charge because of dividend reinvestment. With respect to the remaining 45 Class B shares being redeemed, the charge will be applied only to the original cost of $10 per share and not to the increase in net asset value of $2 per share. Therefore, only $450 of the $600 redemption proceeds will be subject to the charge of 5.00%, totaling $22.50.

     The contingent deferred sales charge is waived on redemptions of Class B shares (i) following the death or disability (as defined in the Internal Revenue Code (the "Code")) of a shareholder (or both shareholders in the case of joint accounts), (ii) to the extent that the redemption represents a minimum required distribution from an IRA or a Custodial Account under Code Section 403(b)(7) to a shareholder who has reached age 70 1/2, and (iii) to the extent the redemption represents the minimum distribution from retirement plans under Code Section 401(a) where such redemptions are necessary to make distributions to plan participants.

CONVERSION OF CLASS B SHARES TO CLASS A SHARES

     After approximately eight years Class B shares will automatically convert to Class A shares and will be subject to the lower Distribution and Shareholder Service fees charged to Class A shares.

     For purposes of conversion of Class A shares, shares received as dividends and other distributions paid on Class B shares in a shareholder's Fund account will be considered to be held in a separate sub-account. Each time any Class B shares in a shareholder's Fund account (other than those in the sub-account) convert to Class A shares, a pro-rata portion of the Class B shares in the sub-account will also convert to Class A shares.

     If a shareholder effects one or more exchanges among Class B shares of the Funds of the Trust during the six-year period, the Trust will aggregate the holding periods for the shares of each Fund of the Trust for purposes of calculating that six-year period. Because the per share net asset value of the Class A shares may be higher than that of the Class B shares at the time of conversion, a shareholder may receive fewer Class A shares than the number of Class B shares converted, although the dollar value will be the same.

     The conversion will be on the basis of the relative net asset value of the shares of the two classes, without the imposition of any sales load, fee or other charge. Conversion of Class B shares to Class A shares will not be deemed a purchase or sale of the shares for federal income tax purposes.

     Shares purchased through reinvestment of dividends in Class B shares will also convert automatically to Class A shares after approximately eight years.

     AUTO INVEST PLAN--The Auto Invest Plan enables Class A or Class B shareholders of any of the Funds to make regular monthly or quarterly purchases of Class A or Class B shares through automatic deductions from their bank accounts. With shareholder authorization, the Transfer Agent will deduct the amount specified from the shareholder's bank account which will automatically be invested in shares at the public offering price on the dates of the deduction. The required minimum initial investment when opening an account using the Auto Invest Plan is $100; the minimum amount for subsequent investments is $50. To participate in the Auto Invest Plan,

                                                                      PROSPECTUS
shareholders should complete the appropriate section of the Account Registration Form which can be obtained by calling the Pacific Capital Funds at 800-258-9232. For a shareholder to change the Auto Invest Plan instructions, the request must be made in writing to the Transfer Agent or your Participating Organization. Depending upon the terms of a particular customer account, a Participating Organization may charge a customer's account fees for services provided in connection with investment in the Funds. Information concerning these services and any charges will be provided by the Participating Organizations. This Prospectus should be read in conjunction with any such information received from the Participating Organizations.


EXCHANGE PRIVILEGES


     Except as described below, Class A and Class B shareholders may exchange shares of any Fund on the basis of the relative net asset value of the shares exchanged, without payment of a sales charge, for the same class of any other Fund or the same class of any other series of the Trust. Class A shareholders may also exchange their shares for service class shares of the Cash Assets Trust, the Tax-Free Cash Assets Trust or the U.S. Treasuries Cash Assets Trust. The exchange privilege may be exercised by shareholders so long as they maintain the respective minimum account balance in each Fund in which they own shares.


     To the extent that a holder of Class A shares exchanges into a Fund having a higher initial sales charge than that of the Fund from which the shareholder is exchanging, the shareholder will pay the sales charge differential at the time of the exchange. Class B shares of a Fund which are subject to a CDSC will be exchangeable on the basis of relative net asset value per share without the payment of any CDSC that might otherwise have been due upon redemption of the shares of the Fund. For purposes of computing the CDSC upon redemption of shares received in the exchange, the holding period will be measured from the date of purchase of the original shares and will retain the same CDSC rate as they had before the exchange, except that the rate will change to the new Fund's rate if that rate is higher. A CDSC rate that has increased will drop again with a future exchange into a Fund with a lower rate.


     For federal income tax purposes, an exchange of shares is deemed a sale on which a shareholder may realize capital gain or loss. Before an exchange can be effected, a shareholder must receive a prospectus of the fund into which the subject shares are to be exchanged. If you have previously elected the telephone exchange option on your Account Registration Form, an exchange can be made by calling the Pacific Capital Funds at 800-258-9232 or your Participating Organization. Otherwise, exchanges may be made by forwarding a written request for exchange to the Transfer Agent or your Participating Organization. Exchange privileges may be exercised only in those states where shares of such other Fund or series may be legally sold, and may be amended or terminated at any time upon 60 days' notice.


                    HOW TO REDEEM CLASS A AND CLASS B SHARES

     Shareholders may redeem their Class A and Class B shares without charge on any day that net asset value is calculated (see "Valuation of Class A and Class B Shares") and the shares may ordinarily be redeemed by mail or by telephone. However, if you purchase shares through a Participating Organization which serves as the shareholder of record, you must redeem through such institution. In all other cases, a completed Account Registration Form must have been received by the Transfer Agent before redemption requests may be honored. All or part of a customer's shares may be subject to redemption in accordance with instructions and limitations pertaining to his or her account held by a Participating Organization. For example, if a customer has agreed to maintain a minimum balance in his or her account, and the balance in that account falls below that minimum due to redemptions, the customer may be obliged to redeem, or the Participating Organization

PROSPECTUS
may be authorized to redeem the customer's shares for and on behalf of the customer.

REDEMPTION BY MAIL


     A written request for redemption must be received by the Transfer Agent or your Participating Organization in order to constitute a valid tender for redemption. The Participating Organizations are responsible for the prompt transmission of redemption requests to the Transfer Agent. The Transfer Agent will require a signature guarantee by an eligible guarantor institution if (a) the redemption check is to be payable to anyone other than the Class A or Class B shareholder(s) of record or (b) a redemption check is to be mailed or proceeds are to be wired to the Class A or Class B shareholder(s) at an address other than the address of record or other than a commercial bank account designated on the Account Registration Form of such Class A and Class B shareholder(s) or (c) the redemption proceeds exceed $50,000. For purposes of this policy, the term "eligible guarantor institution" shall mean members of the STAMP (Securities Transfer Agents Medallion Program), MSP (New York Stock Exchange Medallion Signature Program) or SEMP (Stock Exchanges Medallion Program). Participants of STAMP, MSP, and SEMP are subject to dollar value limitations which must be considered when requesting their authorization. The Transfer Agent reserves the right to reject any signature guarantee if it has reason to believe that the transaction would otherwise be improper.


REDEMPTION BY TELEPHONE


     A shareholder may have the proceeds of redemption requests electronically transferred or mailed directly to a domestic commercial bank account previously designated by the shareholder on the Account Registration Form. Under most circumstances, such proceeds will be transmitted on the next Business Day following receipt of a valid request for redemption. If you authorize the telephone redemption option in your Account Registration Form, such electronic redemption request may be made by the shareholder by telephone to the Pacific Capital Funds or your Participating Organization. The Transfer Agent reserves the right to reduce the amount of a wire redemption payment by its then-current wire redemption charge. As of the date of this Prospectus, there is no charge for wire redemptions. While this policy is subject to change at any time, it is not anticipated that such charge would exceed $7 per wire redemption. There is no charge for having proceeds of redemption requests mailed to a designated bank account. The Trust will not permit shareholders to change their accounts by telephone. For telephone redemptions, call the Pacific Capital Funds at 800-258-9232. Neither the Distributor, the Transfer Agent, Pacific Century nor the Trust will be liable for any losses, damages, expense or cost arising out of any telephone transaction (including exchanges and redemptions) effected in accordance with the Fund's telephone transaction procedures, upon instructions reasonably believed to be genuine. The Trust will employ procedures designed to provide reasonable assurance that instructions by telephone are genuine. A description of the procedures employed by the Trust to confirm instructions communicated by telephone is contained in the Statement of Additional Information. This policy places the entire risk of loss for unauthorized or fraudulent transactions on the Shareholder, except that if the Distributor, the Transfer Agent, Pacific Century, the Trust or their affiliates do not follow reasonable procedures, some or all of them may be liable for any such losses.


     During times of drastic economic or market changes, telephone exchanges or redemptions may be difficult to implement. If you experience difficulty in making a telephone exchange or redemption, your exchange or redemption request may be made by regular or express mail, and it will be implemented at the next determined net asset value following receipt by the Transfer Agent.

PAYMENTS TO CLASS A AND CLASS B SHAREHOLDERS

     Redemption orders are effected at the net asset value per share next determined after the Class A and Class B shares are properly tendered for redemption, as described above. The proceeds paid upon redemption of shares in a Fund may be more or less than the amount invested. Payment to shareholders for shares

                                                                      PROSPECTUS
redeemed will be made within seven days after receipt by the Transfer Agent of the request for redemption. However, to the greatest extent possible, the Trust will attempt to honor requests from shareholders for next Business Day payments upon redemption of shares if the request for redemption is received by the Transfer Agent before 4:00 p.m., Eastern Time, on a Business Day or, if the request for redemption is received after 4:00 p.m., Eastern Time, to honor requests for payment within two Business Days, unless it would be disadvantageous to the Trust or the shareholders of the particular Fund to sell or liquidate portfolio securities in an amount sufficient to satisfy requests for payments in such manner.

     If the Trust is requested to redeem shares for which it has not yet received good payment, it may delay the forwarding of proceeds only until payment has been collected for the purchase of such shares. Such collection may take up to 15 days or more. To avoid delay in payment upon redemption shortly after purchasing shares, investors should purchase shares by certified or bank check or by wire transfer. The Trust intends to pay cash for all shares redeemed, but under abnormal conditions which make payment in cash inadvisable, the Trust may make payment wholly or partly in portfolio securities at their then-current market value equal to the redemption price, net of any CDSC. In such cases, an investor may incur brokerage costs in converting such securities to cash.

     Due to the relatively high cost of handling small accounts, the Trust reserves the right to redeem, at net asset value, the shares of any shareholder if, because of redemptions of shares by or on behalf of the shareholder, the account of such shareholder in any Fund has a value of less than $250 due to redemptions. Accordingly, an investor purchasing shares of a Fund in only the minimum investment amount may be subject to such involuntary redemption if he or she thereafter redeems some of his or her shares. Before the Trust exercises its right to redeem such shares and to send the proceeds to the shareholder, the shareholder will be given notice that the value of the shares of a Fund in his or her account is less than the minimum amount and will be allowed 60 days to make an additional investment in an amount which will increase the value of the account to at least $1,000.

AUTO WITHDRAWAL PLAN


     The Auto Withdrawal Plan enables Class A shareholders of any of the Funds to make regular monthly or quarterly redemptions of Class A shares. With shareholder authorization, the Transfer Agent will automatically redeem Class A shares at the net asset value on the dates of the withdrawal and have a check in the amount specified mailed to the shareholder. The required minimum withdrawal is $100. To participate in the Auto Withdrawal Plan, shareholders should call the Pacific Capital Funds for more information. Purchases of additional shares concurrent with withdrawals may be disadvantageous to certain shareholders because of tax liabilities and sales charges. To change the Auto Withdrawal Instructions, or to discontinue the feature, a shareholder must submit a written request to the Transfer Agent or their Participating Organization.


                          DIVIDEND AND TAX INFORMATION

DIVIDENDS AND DISTRIBUTIONS

     The Funds will declare dividends of substantially all of their net income daily and will pay such dividends monthly. Distributable net realized capital gains are distributed at least annually to shareholders of record. A shareholder will automatically receive all income dividends and capital gains distributions in additional full and fractional shares of the same Class of shares held unless the shareholder elects to receive such dividends or distributions in cash. Dividends elected to be received in cash may be deposited directly into a shareholder's financial institution account, provided the shareholder has completed the appropriate section of the Account Registration Form.

PROSPECTUS

Dividends and distributions are reinvested without a sales charge as of the ex-dividend date using the net asset value determined on that date and are credited to a shareholder's account on the payment date. Reinvested dividends and distributions receive the same tax treatment as dividends and distributions paid in cash. Dividends are generally taxable when received. However, dividends declared in October, November or December to shareholders of record during those months and paid during the following January are treated for tax purposes as if they were received by each shareholder on December 31 of the prior year. Elections to receive dividends or distributions in cash, or any revocation thereof, must be made in writing to Pacific Capital Funds, P.O. Box 182130, Columbus, Ohio 43218-2130 or to your Participating Organization, and will become effective with respect to dividends and distributions having record dates after its receipt by the Transfer Agent.


TAX INFORMATION

     Each Fund intends to continue to qualify as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"). If a Fund does so qualify, it will not be liable for federal income taxes on amounts paid by it as dividends and capital gain distributions. However, the Code contains a number of complex tests relating to such qualification and it is possible, although not likely, that a Fund might not meet one or more of these tests in any particular year. If it does not so qualify, it would be treated for tax purposes as an ordinary corporation, would receive no tax deduction for distributions made to shareholders and would be unable to pay dividends or distributions which would qualify as "exempt-interest dividends" or "capital gains dividends," as discussed below.

     The Tax-Free Securities Fund and the Tax-Free Short Intermediate Securities Fund each intends to qualify during each fiscal year under the Code to pay exempt-interest dividends to shareholders. Exempt-interest dividends which are derived from net interest income earned by a Fund on tax-exempt securities will be excludable from gross income of the shareholders of the Tax-Free Securities Fund and the Tax-Free Short Intermediate Securities Fund for regular federal income tax purposes. Distributions of capital gains, and accrued market discount on taxable securities or municipal securities are taxable and are not included in exempt-interest dividends. Dividends from interest on taxable short-term obligations, and income from repurchase agreements and securities loans, are reportable by shareholders of the Tax-Free Securities Fund and the Tax-Free Short Intermediate Securities Fund as ordinary income. Although tax-exempt dividends are not taxed, each taxpayer must report the total amount of tax-exempt interest (including exempt-interest dividends from a Fund) received or acquired during the year.

     Capital gains dividends (net gains from the sale of capital assets held for more than 12 months over net short-term losses which a Fund distributes) are reportable by shareholders as long-term capital gains. This is the case whether the shareholder takes his or her distribution in cash or elects to have the distribution reinvested in Fund shares and regardless of the length of time the shareholder has held his or her shares. The maximum capital gains rate for individuals is 28% with respect to assets held for more than 12 months, but not more than 18 months ("mid-term gains"), and 20% with respect to assets held for more than 18 months ("long-term gains"). The maximum capital gains rate for corporate shareholders currently is the same as the maximum tax rate for ordinary income.

     Short-term gains, when distributed, are taxed to shareholders as ordinary income. Capital losses of the Funds are not claimed by shareholders but carried forward by the Fund to offset gains in later years and thereby lessen the later-year capital gains distributions and amounts taxed to shareholders.

     A Fund's gains or losses on sales of securities will be long-term, mid-term or short-term depending upon the length of time the Fund has held such securities. Capital gains and losses of the Fund will also include gains and losses on futures and options, if any, including gains and losses actually realized on sales and exchanges and gains and losses deemed to be realized. Those deemed to be realized are on

                                                                      PROSPECTUS
futures and options held by a Fund at year-end, which are "marked to the market," that is, deemed sold for fair market value. Net gains or losses realized and deemed realized on Section 1256 futures and options contracts will be reportable by the Fund as long-term to the extent of 60% of the gains or losses and short-term to the extent of 40% regardless of the actual holding period of such investments.

     Corporate shareholders are not expected to be entitled to any dividends received deduction with respect to dividends paid by the Funds.

     Information as to the tax status of a Fund's dividends and distributions will be mailed to shareholders annually.

     Under the Code, interest on loans incurred by shareholders to enable them to purchase shares of the Tax-Free Securities Fund and the Tax-Free Short Intermediate Securities Fund may not be deducted for federal or Hawaii tax purposes to the extent the shareholders receive tax-exempt dividends from such Fund. In addition, under rules used by the Internal Revenue Service for determining when borrowed funds are deemed used for the purpose of purchasing or carrying particular assets, the purchase of shares of such a Fund may be considered to have been made with borrowed funds even though the borrowed funds are not directly traceable to the purchase of shares.

     The receipt of exempt-interest dividends from a Fund by an individual shareholder may result in some portion of any social security payments or railroad retirement benefits received by the shareholder or the shareholder's spouse being included in taxable income.

     Persons who are "substantial users" (or persons related thereto) of facilities financed by industrial development bonds or private activity bonds should consult their own tax advisers before purchasing shares of either the Tax-Free Securities Fund or the Tax-Free Short Intermediate Securities Fund.

     While interest from Municipal Obligations held by the Tax-Free Securities Fund and the Tax Free Short Intermediate Securities Fund is tax-exempt for purposes of computing the shareholder's regular tax, interest from so-called private activity bonds issued after August 7, 1986 constitutes a tax preference for both individuals and corporations and thus will enter into a computation of the alternative minimum tax, and all tax-exempt interest will be a component of the corporate alternative minimum tax. Whether or not that computation will result in a tax will depend on many factors, and shareholders should consult their tax advisers as to the possible alternative minimum tax, if any, they may incur.

     The Trust will be required to withhold, subject to certain exemptions, at a rate of 31% on dividends paid and redemption proceeds (including proceeds from exchanges) paid or credited to non-exempt shareholders of the Funds if a correct Taxpayer Identification Number, certified when required, is not on file with the Trust or the Transfer Agent.

     Under the Code, dividends (but not capital gain distributions) paid to a non-resident alien or other foreign shareholder may be subject to U.S. withholding tax at the rate of 30% (or a lower treaty rate).

TAX EFFECTS OF REDEMPTIONS

     A shareholder who redeems his or her shares or exchanges his or her shares for shares of another Fund generally will have a capital gain or loss (depending on whether the proceeds of the redemption are more or less than their tax basis, which is usually cost). In the case of an individual, any such capital gain will be treated as short-term capital gain if the shares were held for not more than 12 months, mid-term gain, taxable at the maximum rate of 28%, if such shares were held for more than 12, but not more than 18 months, and long-term capital gain, taxable at the maximum rate of 20%, if such shares were held for more than 18 months. In the case of a corporation, any such capital gain will be treated as long-term capital gain, taxable at the same rates as ordinary income, if such shares were held for more than 12 months. Any such capital loss will be treated as long-term capital loss if such shares were held for more than 12 months, and otherwise will be treated as short term capital loss. However, if the shares redeemed or sold were held for six months or less,

PROSPECTUS
any capital loss is disallowed to the extent of any exempt interest dividends on these shares and is otherwise treated as long-term to the extent of capital gains distributions received on such shares.

HAWAIIAN TAX INFORMATION

     If at the close of each quarter of the Tax-Free Short Intermediate Securities Fund's and the Tax-Free Securities Fund's taxable year at least 50% of the value of its total assets consists of obligations the interest on which, if such obligations were held by an individual, would be exempt from Hawaii personal income tax (under either the laws of Hawaii or of the United States), the Tax-Free Securities Fund and the Tax-Free Short Intermediate Securities Fund will be entitled to pay dividends to its shareholders which will be exempt from Hawaii personal income tax to the extent derived from such obligations. Similar exemptions may be available in other states with regard to the portion of tax-exempt dividends attributable to interest exempt from state taxation under federal law.

     Dividends and distributions made by the Tax-Free Securities Fund or the Tax-Free Short Intermediate Securities Fund to Hawaii residents, to the extent attributable to Hawaiian Municipal Obligations, will generally be treated for Hawaii personal income tax purposes in the same manner as they are treated under the Code for federal income tax purposes. Under Hawaii law, interest derived from obligations of states (and their political subdivisions) other than Hawaii will not be exempt from Hawaii income taxation.

     Persons or entities who are not Hawaii residents should not be subject to Hawaii income taxation on dividends and distributions made by the Trust but will be subject to other state and local taxes.

     For further information regarding taxation, see "Tax Information" in the SAI.

     The foregoing is a general and abbreviated summary of the applicable provisions of the Code and Treasury regulations presently in effect, and state taxation.

     Shareholders are urged to consult their own tax advisers regarding specific questions as to federal, local or foreign taxes. Foreign investors should consider applicable foreign taxes in their evaluation of an investment in a Fund.

                              GENERAL INFORMATION

PERFORMANCE

     From time to time, performance for the Class A and Class B shares of the Funds showing each Fund's average annual total return, aggregate total return, yield, and tax-equivalent yield where appropriate may be presented in advertisements, sales literature and in reports to Class A and Class B shareholders. Such performance figures are based on historical earnings and are not intended to indicate future performance. Average annual total return will be calculated for the period since the establishment of the Funds, and will, unless otherwise noted, reflect the imposition of the maximum sales charge. Average annual return is measured by comparing the value of an investment in Class A shares of a Fund at the beginning of the relevant period to the redemption value of the investment, after reflecting the reinvestment of any dividends or capital gains distributions and annualizing the difference. Aggregate total return is calculated similarly to average annual total return except that the return figure is aggregated over the relevant period instead of annualized. Yield will be computed by dividing such Fund's net investment income per Class A or Class B share earned during a recent 30-day period by such Fund's per Class A or Class B share maximum offering price (reduced by any undeclared earned income expected to be paid shortly as a dividend) on the last day of the period and annualizing the result. From time to time, average annual total return, aggregate total return and yield for the Class A shares of the Funds may also be calculated and advertised on the basis of an investment in a

                                                                      PROSPECTUS

Fund at the net asset value per share or at net asset value per share plus a reduced sales charge, rather than the public offering price per share. In this case, the figure would not reflect the effect of a maximum sales charge that a Class A shareholder may have paid. Tax-equivalent yield for the Tax-Free Securities Fund and the Short Intermediate Tax-Free Securities Fund will be computed assuming a stated income tax rate has been applied to non-exempt income to derive the tax-exempt portion of the Funds' yield.

     Shareholders may also be provided with information comparing the performance of the Class A and Class B shares of the Funds to the performance of other mutual funds with comparable investment objectives and policies. This information may be based on data relating to various mutual fund or market indices such as those prepared by Dow Jones& Co., Inc. and Standard& Poor's Corporation or data prepared by Lipper Analytical Services, Inc. Comparisons may also be made to indices or data published in Money Magazine, Forbes, Barron's, The Wall Street Journal, The New York Times, Business Week, American Banker, Institutional Investor, Pensions and Investments, USA Today, Fortune, CDA/Wiesenberger, Ibbotson Associates, Inc., Morningstar and regional periodicals and newspapers. In addition to yield information, general information about the Funds that appears in a publication such as those mentioned above may also be quoted or reproduced in advertisements or in reports to shareholders. Reports to shareholders may contain performance information on any Fund.

     Yield and total return are functions of the type and quality of instruments held in the portfolio, operating expenses, and market conditions. Consequently, current yields and total return will fluctuate and are not necessarily representative of future results. Any fees charged by an affiliate of Pacific Century or an Institution with respect to customer accounts for investing in shares of the Funds will not be included in performance calculations; such fees, if charged, would reduce the actual yield and total return from that quoted.

     Because of differences in the fees and/or expenses borne by the classes of shares of the Funds, the average annual total return, aggregate total return, yield, and tax-equivalent yield of the Class B shares, as the case may be, can be expected, at any given time, to be lower than the average annual total return, aggregate total return, yield, and tax-equivalent yield, of Class A shares. Standardized yield and total return quotations will be computed separately for Class A and Class B.

DESCRIPTION OF THE TRUST AND ITS SHARES

     CAPITALIZATION--The Trust was organized as a Massachusetts business trust on October 30, 1992, and currently consists of nine separately managed series. The Board of Trustees may establish additional series in the future. The series of the Trust are: the Balanced Fund, Diversified Fixed Income Fund, Growth and Income Fund, Growth Stock Fund, New Asia Growth Fund, Short Intermediate U.S. Treasury Securities Fund, Tax-Free Securities Fund, Tax-Free Short Intermediate U.S. Treasury Securities Fund and the U.S. Treasury Securities Fund, each with unlimited transferable shares of beneficial interest, no par value. When issued in accordance with the terms and procedures described in their respective Prospectuses, shares of the Funds are fully paid, non-assessable and freely transferable.

     Each series is comprised of three classes of shares--Class A, Class B, and Class Y shares. The classes have identical rights with respect to the series of which they are a part, provided that there are certain matters which affect one class but not another. Currently, the only such matters are the existence of the Distribution Plans with respect to each of Class A and Class B shares but not any Class Y shares, the absence of any sales load with regard to the purchase or redemption of the Class Y shares, and the fact that a salesperson or other person entitled to receive compensation for selling or servicing Class A, Class B or Class Y shares may receive different compensation with respect to one such class over the other Class in the same Fund. On all such matters, shareholders vote as a class, and not by series. Class Y shares have different expenses, and are subject to

PROSPECTUS
no sales charge, which may affect performance. A separate Prospectus applies to the Class Y shares of each series. Prospectuses relating to the Class Y shares of each series may be obtained by calling the telephone number listed on the first page of this Prospectus.

     VOTING--Shareholders have the right to vote on the election of Trustees and on any and all matters as to which, by law or the provisions of the Declaration of Trust of the Trust, they may be entitled to vote. All shares of the Trust have equal voting rights and will be voted in the aggregate, and not by class or series, except where voting by class or series is required by law or where the matter involved affects only one class or series. The Trust is not required to hold annual meetings of the Funds' shareholders, and does not intend to do so, in any fiscal year in which it is not required by law to elect Trustees. The Trustees are required to call a meeting for the purpose of considering the removal of persons serving as Trustee, if requested in writing to do so by the holders of not less than 10% of the outstanding shares of the Trust.

     SHAREHOLDER LIABILITY--Under Massachusetts law, shareholders of the Funds could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Trust's Declaration of Trust disclaims shareholder liability for acts or obligations of the Trust. The Declaration of Trust provides for indemnification out of a Fund's property for any losses and expenses of any shareholder of such Fund held liable on account of being or having been a shareholder. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which a Fund would be unable to meet its obligations.

SHAREHOLDER INQUIRIES

     Shareholder inquiries may be addressed to a Fund at the address or telephone number set forth on the cover page of this Prospectus.

                                                                      PROSPECTUS

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

APPLICATION FOR PACIFIC CAPITAL FUNDS

PLEASE COMPLETE STEPS 1 THROUGH 5 AND MAIL TO:


PACIFIC CAPITAL FUNDS


P.O. BOX 182130, COLUMBUS, OH 43218-2130

1-800-258-9232                                      [PACIFIC CAPITAL FUNDS LOGO]

------------------------------------------------------------------------------------------------------------------------------------
  STEP 1  ACCOUNT REGISTRATION   PLEASE TYPE OR PRINT NAME EXACTLY AS ACCOUNT IS
                                 TO BE REGISTERED
  A. REGISTRATION

[ ]     Individual      1.    -----------------------------------------------------------------------------------------------------
                              First Name          Middle Initial        Last Name   Social Security Number

[ ]     Joint Account*  2.    ----------------------------------------------------------------------------------------------------
        (Use lines 1          First Name   Middle Initial   Last Name   Social Security Number
        and 2)                *JOINT ACCOUNTS WILL BE TENANTS WITH RIGHTS OF SURVIVORSHIP
                                              UNLESS OTHERWISE SPECIFIED.

[ ]     For a Minor     3.    ------------------------------------------------------------- Under the
        (Only one             Custodian's First Name     Middle Initial     Last Name
        custodian and         --------- Uniform Gifts/Transfers to Minors Act
        one minor             State
        are  permitted.)
                              Custodian For
                                            ---------------------------------------------------------------------------------------
                                             Minor's First Name      Middle Initial      Last Name     Minor's Social Security No.

[ ]     For Trust,      4.    -----------------------------------------------------------------------------------------------------
        Corporation,          (Name of Corporation or Partnership; PLEASE INDICATE TYPE OF
        Partnership or        ORGANIZATION. If a Trust, include the name and date of the
        other Entity          Trust Instrument. The name(s) of the Trustees in which
                              account will be registered should be listed below. Account for a Pension or Profit Sharing Plan or Trust may be
                              registered in the name of the Plan or Trust itself.)

                              -----------------------------------------------------------------------------------------------------
                              Tax I.D. Number         Trustee(s) or Authorized Individual         Title

------------------------------------------------------------------------------------------------------------------------------------
  B. MAILING ADDRESS AND TELEPHONE NUMBER

------------------------------------------------------------------------------------------------------------------------------------
Street or P.O. Box                  City         State         Zip Code

(          )
------------------------------------------------------------------------------------------------------------------------------------
Area Code   Daytime Telephone Number   Occupation   Employer's Name/Employer's Address    City     State

Citizen or resident of: U.S. [ ] Other [ ]  ____  Check here [ ] if you are a non U.S. Citizen or resident and not subject to back-up withholding.

                                    See certification in Step 5.


------------------------------------------------------------------------------------------------------------------------------------
  C. INVESTMENT DEALER OR BROKER: (Important -- to be competed by Dealer or Broker)

------------------------------------------------------------------------------------------------------------------------------------
Dealer Name    Branch Office Address    Branch Office City/State    Branch #

                                                  (      )
------------------------------------------------------------------------------------------------------------------------------------
Representative's Name    Rep #    Area Code Telephone #   [Agent User Dealer # / Branch #]

------------------------------------------------------------------------------------------------------------------------------------
  STEP 2  PURCHASE OF SHARES

  A. INITIAL INVESTMENT
   Make check payable to: Pacific Capital Funds   Minimum Initial Investment in any Fund is $1,000. Subsequent Investments, $50.

A.  B.                                                               A.  B.
[ ] N/A                                                              [ ] N/A Tax-Free Short Intermediate Securities
        U.S. Treasury Securities Fund              $ ---------               Fund                                       $ ---------
[ ] N/A Short Intermediate U.S. Treasury                             [ ] [ ]
        Securities Fund                            $ ---------               Growth Stock Fund                          $ ---------
[ ] [ ] Diversified Fixed Income Fund              $ ---------       [ ] N/A Balanced Fund                              $ ---------
[ ] [ ] Tax-Free Securities Fund                   $ ---------       [ ] [ ] Growth and Income Fund                     $ ---------
[ ] [ ] New Asia Growth Fund                       $ ---------               Total Investment                           $ ---------

------------------------------------------------------------------------------------------------------------------------------------
  B. DISTRIBUTIONS: All income dividends and capital gains distributions will be REINVESTED in additional shares at net asset value unless otherwise indicated below.

      Dividends are to be:  [ ] Reinvested  [ ] Paid in cash*  Capital Gains are to be:  [ ] Reinvested  [ ] Paid in cash*

    *FOR CASH DIVIDENDS, PLEASE CHOOSE ONE OF THE FOLLOWING OPTIONS:
    [ ] Wire directly into my financial institutional account. ATTACHED IS A VOIDED CHECK showing the account information where I would like the dividend deposited.
    [ ] Mail check to my address listed in Step 1B.
    [ ] Mail check as requested in Step 3F.

------------------------------------------------------------------------------------------------------------------------------------
  C. LETTER OF INTENT      I/we intend to invest in shares of one or more of the Pacific Capital Funds during the 13-month period
 (See Terms of Escrow      from the date of my first purchase pursuant to this Letter (which purchase cannot be more than 90 days
      for Letter           prior to the date of this Letter), an aggregate amount (excluding any reinvestment of dividends or
of Intent at the end of    distributions) of at least $25,000 which, together with my present holdings of Pacific Capital Fund
         this              shares (at public offering price on date of this Letter), will equal or exceed the minimum amount
     application).         checked below:*

-----------------------          [ ] $ 25,000   [ ] $   50,000  [ ] $ 100,000  [ ] $250,000
 Check appropriate box           [ ] $500,000     [ ] $1,000,000

    [ ] YES [ ] NO         *Accumulated investments must aggregate at least $100,000 for reduced sales charges to apply to purchases of shares of the Short-Intermediate U.S. Treasury Securities Fund or the Tax-Free Short
                            Intermediate Securities Fund.

------------------------------------------------------------------------------------------------------------------------------------
  STEP 3  SPECIAL FEATURES

  A. AUTOMATIC INVEST PROGRAM
-----------------------
 Check appropriate box
    [ ] YES [ ] NO


                            This option provides you with a convenient way to have amounts automatically drawn on your financial institution account and invested in your Pacific Capital Fund account. To establish this program, please complete Step 5, Sections A & B of this Application.


                            I wish to make regular monthly investments. The minimum initial purchase is reduced to $100 per Fund when you use this service. Subsequent minimum purchase is $50 for each Fund. YOU MUST ATTACH A
                            PRE-PRINTED DEPOSIT SLIP OR VOIDED CHECK.

                                               Amount
                            ----------- Fund   $ ---------   Please select how often you would like to have the amount(s)
                                                             shown above withdrawn from your checking account and invested
                            ----------- Fund   $ ---------   into the above selected Fund(s).
                            ----------- Fund   $ ---------   [ ] Once each month -- on     [ ] Twice each month on the 1st
                                                                 the 1st                       and the 16th
                                        Total  $ ---------   [ ] Once each month -- on     [ ] Once each quarter on the 1st
                                                                 the 16th                  beginning in the month of
                                                                                               -----------------.

------------------------------------------------------------------------------------------------------------------------------------
  B. TELEPHONE INVESTMENT
-----------------------
 Check appropriate box
    [ ] YES [ ] NO


                            This option provides you with a convenient way to add to your account at any time you wish by simply calling the Pacific Capital Funds toll-free at 1-800-258-9232. To establish this program, please complete Step 5, Sections A & B of this Application. YOU MUST ATTACH A PRE-PRINTED DEPOSIT SLIP OR
                            VOIDED CHECK.


------------------------------------------------------------------------------------------------------------------------------------
  C. AUTOMATIC WITHDRAWAL PLAN

Application must be
received in good order
at least two weeks
prior
to 1st actual
liquidation date.


-----------------------
 Check appropriate box
    [ ] YES [ ] NO


                            Please establish an Automatic Withdrawal Plan for this account, subject to the terms of the Automatic
                            Withdrawal Plan Provisions set forth below. To realize the amount stated below, BISYS Fund Services,
                            Inc. (the "Agent") is authorized to redeem sufficient shares from this account at the then current Net
                            Asset Value, in accordance with the terms below:


                            The minimum Automatic Withdrawal amount is $100 per Fund.

                                                             $ ---------------------------
                            ------------------------- Fund
                                                             $ ---------------------------
                            ------------------------- Fund
                                                      Total  $ ---------------------------

                   Please select how often you would like to have payments made from your account under the Automatic Withdrawal Plan.

                            [ ] Once each month -- on the    [ ] Twice each month on the 1st and 16th
                                1st
                            [ ] Once each month -- on the    [ ] Once each quarter on the 1st beginning in
                                16th                         the month of
                                                               -------------------- .

                   Please choose one of the following options:
                   [ ] Mail check to my address listed in Step 1a.
                   [ ] Mail check as requested in Step 3f.

-------------------------------------------------------------------------------------------------------------------------------
  D. 1. TELEPHONE EXCHANGE

This option allows you
to effect exchanges
among accounts in your
name within the Pacific
Capital group of Funds,
as described in the
Prospectus, by
telephone.

-----------------------
 Check appropriate box
    [ ] YES [ ] NO

                            The Agent is authorized to accept and act upon my/our or any other person's telephone instructions to execute the exchange of shares of one Pacific Capital Fund for one of the funds into which exchange is permitted, as designated in the Prospectus, with identical shareholder registration. The exchange will be executed at the relative net asset values of the two funds as next determined following receipt of such instructions.

                            Except for gross negligence in acting upon such telephone instructions to execute an exchange and subject to the conditions set forth herein, I (we) understand and agree to hold harmless the Agent, each of the Pacific Capital Funds, and their respective officers, directors, trustees, employees, agents and affiliates against any liability, damage, expense, claim or loss, including reasonable costs and attorney's fees resulting from acceptance of or acting or failure to act upon this Authorization.

                                                                    TO MAKE A TELEPHONE EXCHANGE, CALL THE AGENT AT 1-800-258-9232.
     2. TELEPHONE REDEMPTION
This option allows you
to effect telephone
redemptions, as
described in the
Prospectus.

-----------------------
 Check appropriate box
    [ ] YES [ ] NO

                            The Agent is authorized to accept and act upon my/our or any other person's telephone instructions to execute a redemption of shares of one or more Pacific Capital Funds. The redemption will be executed at net asset value next determined following receipt of such instructions.

                            Except for gross negligence in acting upon such telephone instructions to execute a redemption and subject to the conditions set forth herein, I (we) understand and agree to hold harmless the Agent, each of the Pacific Capital Funds, and their respective officers, directors, trustees, employees, agents and affiliates against any liability, damage, expense, claim or loss, including reasonable costs and attorney's fees resulting from acceptance of or acting or failure to act upon this Authorization.

                                                                 TO MAKE A TELEPHONE REDEMPTION, CALL THE AGENT AT 1-800-258-9232.

-------------------------------------------------------------------------------------------------------------------------------
  E. EXPEDITED REDEMPTION
The proceeds will be
deposited to your
financial institution
account listed.

-----------------------
 Check appropriate box
    [ ] YES [ ] NO
TO MAKE AN EXPEDITED
REDEMPTION, CALL THE
AGENT AT
1-800-258-9232.

                            Cash proceeds in any amount from the redemption of shares will be mailed or wired, whenever possible, upon request, if in an amount of $1,000 or more to my (our) account at a financial institution. The financial institution account must be in the same name(s) as this Pacific Capital Fund account is registered. YOU MUST ATTACH A PRE-PRINTED DEPOSIT SLIP OR VOIDED CHECK.

                            ----------------------------------------------
                            Financial Institution Account Registration

                            ----------------------------------------------
                            Name of Financial Institution

                            ----------------------------------------------
                            Street

                            ----------------------------------------------
                            Financial Institution Account Number

                            ----------------------------------------------
                            Financial Institution Transit/Routing

                            ----------------------------------------------
                            City                 State      Zip Code

-------------------------------------------------------------------------------------------------------------------------------
  F. SECONDARY ADDRESS

-----------------------
 Check appropriate box
    [ ] YES [ ] NO

                            Checks should be made payable as indicated below. If check is payable to a financial institution, i.e., a commercial bank, savings bank or credit union, for your account, indicate financial institution name, address and your account number.

                            ----------------------------------------------
                            First Name         Middle Initial         Last Name

                            ----------------------------------------------
                            First Name         Middle Initial         Last Name

                            ----------------------------------------------
                            Street

                            ----------------------------------------------
                            City                       State         Zip Code

                            ----------------------------------------------
                            Name of Financial Institution

                            ----------------------------------------------
                            Street

                            ----------------------------------------------
                            City                       State         Zip Code

                            ---------------------------------------------
                            Financial Institution Account Number

--------------------------------------------------------------------------------
  STEP 4  CLIENT AGREEMENT
CLIENT AGREEMENT   After reading this section, please sign in Step 5, Section B.

   To: BISYS Fund Services Limited Partnership (the "Distributor"), and BISYS Fund Services, Inc. (the "Transfer Agent") and Pacific Century Trust (the "Investment Adviser").
   I (We) have full right, power, authority and legal capacity; and am (are) of legal age in my (our) state of residence to purchase shares of the investment portfolios ("Funds") of the Pacific Capital Funds (the "Fund Company"). I (we) affirm that I (we) have received and read the current prospectus(es) of the Fund(s) selected and agree to be bound by its terms.
a. THE MEANING OF WORDS IN THIS AGREEMENT: The words "I," "me" and "my" refer to the person(s) who signed this Agreement. The words "you" and "your" refer to the Distributor and the Transfer Agent.
b. REPRESENTATIONS. I understand that you provide no investment, tax, or legal advice, and I have relied on my independent judgement with respect to the suitability or potential value of any security or order.
c. DEBIT AUTHORIZATION AND SETTLEMENT. If I authorize, and if the Transfer Agent approves, the use of my bank account designated in Step 3. Section E of this Account Registration Form (the "designated account") as the settlement account in connection with this account. I understand and agree that the Transfer Agent may debit the designated account for payment of securities purchased by me either by way of this Account Registration Form and order, by signing up for the Automatic Investment Plan, or for subsequent purchases in any Funds as I may direct. If I have instructed that a purchase be settled through a debit of my account, I certify that I have the power and authority to debit the account. I agree to have sufficient collected funds available in the designated account to cover the amounts due on purchase of securities at the time of placing my order. If I have designated another method of payment, I agree to deliver sufficient collected funds to cover the amount due by 9:00 a.m. (Eastern Time) on the settlement date. I understand that if sufficient collected funds are not available, my purchase will be rejected and I will be liable for any resulting loss.
   If the Transfer Agent executes a transaction but fails to receive sufficient payment for such shares, the Transfer Agent may, without prior notice, redeem any Pacific Capital shares. I agree to reimburse the Fund or BISYS Fund Services, Inc. on demand for any costs, losses or liabilities incurred by such party in collection of the debit balance.
   I understand and agree that the Transfer Agent may credit the designated account with dividend distributions, Automatic Withdrawal Plan, and other distributions that are payable to me (us) by the Fund Company.
   I further understand that the Automatic Withdrawal Plan and the Automatic Investment Plan may be terminated or modified at any time without notice.
d. FORCE MAJEURE. You shall not be liable for any loss or delay caused directly or indirectly by war, natural disaster, government restrictions, exchange or market rulings or other conditions beyond your control.
e. RECORDING CONVERSATIONS. I understand and agree that, for our mutual protection, telephone conversations may be recorded without further notice.
f. APPLICABLE LAWS AND REGULATIONS. All transactions shall be subject to rules, regulations, customs and usages of the exchange, market or clearinghouse where executed, all applicable federal and state laws and regulations, and the policies and procedures as determined by the Fund Company set forth in its then current prospectus(es).
g. GOVERNING LAWS. The Agreement shall be governed by the laws of the State of Ohio as applicable.
h. RELIANCE ON REPRESENTATIONS. I understand that you shall rely on the information that I have set forth in this Agreement. I agree that all changes to this information shall be promptly provided to the Transfer Agent in writing. The Transfer Agent is entitled to rely on this information until I change it by subsequent written notice.
i. DELIVERY AND RECEIPT. Any orders for transactions in the Funds under this Agreement will NOT be effective until received and approved by the Distributor and the Transfer Agent at their offices in Columbus, Ohio. The Distributor and the Transfer Agent shall not be responsible for any losses or lost profit opportunity I may experience due to any delays in the execution of purchase and redemption orders as a result of delayed receipt of such orders.
j. INSTRUCTIONS. Neither the Distributor, the Transfer Agent nor the Fund Company shall be liable for any loss, damages, expense or cost arising out of any telephone redemption effected in accordance with the Fund Company's telephone redemption procedures, upon instructions reasonably believed to be genuine. The Fund Company and its agents will employ procedures designated to provide reasonable assurance that instructions by telephone are genuine. These procedures include recording all phone conversations, sending confirmations to shareholders within 72 hours of the telephone transaction, verification of account name and account number or tax identification number and sending redemption proceeds only to the address of record or to a previously authorized bank account.
k. ARBITRATION. This paragraph contains what is sometimes referred to as a predispute arbitration clause. In this regard, I am aware of the following:
(i) Arbitration is final and binding on the parties.
(ii) The parties are waiving their right to seek remedies in court, including the right to jury trial.
(iii) Pre-arbitration discovery is generally more limited than and different from court proceedings.
(iv) The arbitrators' award is not required to include factual findings or legal reasoning and any party's right to appeal or to seek modification of rulings by the arbitrators is strictly limited.
(v) The panel of arbitrators will typically include a minority of arbitrators who were or are affiliated with the securities industry.
(vi) All agreements shall include a statement that "No person shall bring a putative or certified class action to arbitration, nor seek to enforce any predispute arbitration agreement against any person who has initiated in court a putative class action; or who is a member of a putative class who has not opted out of the class with respect to any claims encompassed by the putative class action until: (i) the class certification is denied, or (ii) the class is decertified, or (iii) the person against whom the arbitration agreement would be enforced is excluded from the class by the court. Such forbearance to enforce an agreement to arbitrate shall not constitute a waiver of any rights under this agreement except to the extent stated herein."
   It is agreed that any controversy between me and the Fund Company and/or any of its service providers (including the Investment Adviser) arising out of this Agreement or my business with you, shall be settled by arbitration conducted in accordance with the rules of the National Association of Securities Dealers, Inc. or the American Arbitration Association, as I may elect. Failure to notify you of such election in writing within five (5) days after receipt from you of a request for arbitration shall be deemed to be authorization to make such election on my behalf. Judgement upon the award of the arbitrators may be entered by any court having jurisdiction.
l. INDEMNIFICATION. As additional consideration for the services of the Distributor, the Transfer Agent and the Investment Adviser, with regard to this Account, I agree to indemnify and hold each of them, the Fund Company, and their officers, directors, employees and agents harmless from and against any and all losses, demands, claims, actions, expenses and attorney's fees arising out of or in connection with this Agreement which are not caused by their negligence or willful misconduct. The provisions of this Section shall survive termination of this Agreement; the provisions of this Section shall be binding on my successors and assigns.
m. I understand that if disbursements out of this account are to anyone other than the applicant or the applicant's joint tenant, a signature guarantee will be required.

n. With respect to Step 3, I understand that if the 1st or 16th should fall on a non-business day, the transaction will be effective on the next business day.

o. I UNDERSTAND THAT MUTUAL FUND SHARES ARE NOT DEPOSITS OF ANY BANK, ARE NOT INSURED BY THE FDIC, ARE NOT OBLIGATIONS OF ANY BANK OR THE U.S. GOVERNMENT AND ARE NOT ENDORSED OR GUARANTEED IN ANY WAY BY ANY BANK.

--------------------------------------------------------------------------------

  STEP 5  DEPOSITORS AUTHORIZATION TO HONOR DEBITS


  SECTION A IF YOU SELECTED AUTOMATIC INVESTMENT OR TELEPHONE INVESTMENT YOU
            MUST ALSO COMPLETE STEP 5,

           SECTIONS A & B.

I/We authorize the Financial Institution listed below to charge my/our account for any drafts or debits drawn on my/our account initiated by the Agent, BISYS Fund Services, Inc., and to pay such sums in accordance therewith, provided my/our account has sufficient funds to cover such drafts or debits. I/We further agree that your treatment of such orders will be the same as if I/we personally signed or initiated the drafts or debits.


I/we understand that this authority will remain in effect until you receive my/our written instructions to cancel this service. I/We also agree that if any such drafts or debits are dishonored, for any reason, you shall have no liabilities.


 FINANCIAL INSTITUTION ACCOUNT NUMBER

NAME AND ADDRESS          ------------------------------------------------------------
  WHERE MY/OUR            NAME OF FINANCIAL INSTITUTION
  ACCOUNT IS              ------------------------------------------------------------
  MAINTAINED              STREET ADDRESS
                          ------------------------------------------------------------
                          CITY                                      STATE                   ZIP
                          CODE
NAME(S) AND               ----------------------------------------------------  ------------------
  SIGNATURE(S) OF                             PLEASE PRINT                             DATE
  DEPOSITOR(S) AS         ----------------------------------------------------  ------------------
  THEY APPEAR WHERE                            SIGNATURE                               DATE
  ACCOUNT IS              ----------------------------------------------------
  REGISTERED                                  PLEASE PRINT
                          ----------------------------------------------------
                                               SIGNATURE

--------------------------------------------------------------------------------
  SECTION B     SHAREHOLDER AUTHORIZATION / SIGNATURE(S) REQUIRED
  - I/We authorize the Pacific Capital Funds and its agents to act upon these Instructions for the features that have been checked.
  - I/We acknowledge that in connection with an Automatic Investment or Telephone Investment, if my/our account at the Financial Institution has insufficient funds, Pacific Capital Funds and its agents may cancel the purchase transaction and are authorized to liquidate other shares or fractions thereof held in my/our Pacific Capital Fund account to make up any deficiency resulting from any decline in the net asset value of shares so purchased and any dividends paid on those shares. I/We understand that in the event of such deficiency, Pacific Capital Funds and its agents will first liquidate shares of the Pacific Capital Fund to which the purchase transaction relates, and then, in the discretion of Pacific Capital Funds and its agents, shares of any other Pacific Capital Fund in my/our account at the Financial Institution. I/We authorize Pacific Capital Funds and its agents to correct any transfer error by a debit or credit to my/our financial Institution account and/or Fund account and to charge the account for any related charges.
  - I/We acknowledge that shares purchased either through Automatic Investment or Telephone Investment are subject to applicable sales charges.
  - The undersigned warrants that he/she has full authority and is of legal age to purchase shares of the Pacific Capital Fund(s) designated above and has received and read a current Prospectus of such Fund(s) and agrees to its terms. Pacific Capital Funds, Agent and the Distributor and their Trustees, directors, employees and agents will not be liable for acting upon instructions believed to be genuine, and will not be responsible for any losses resulting from unauthorized telephone transactions if the Agent follows reasonable procedures designed to verify the identity of the caller. The Agent will request some or all of the following information: account name and number, name(s) and social security number registered to the account and personal identification; the Agent may also record calls. Shareholders should verify the accuracy of confirmation statements immediately upon receipt. Under penalties of perjury, the undersigned whose Social Security (Tax I.D.) Number is shown above certifies(I) that Number is my correct taxpayer identification number and (II) currently I am not under IRS notification that I am subject to backup withholding (line out (II) if under notification). If no such Number is shown, the undersigned further certifies, under penalties of perjury, that either (a) no such Number has been issued, and a Number has been or will soon be applied for. If a Number is not provided to you within sixty days, the undersigned understands that all payments (including liquidations) are subject to 31% withholding under federal tax law, until a Number is provided and the undersigned may be subject to a $50 I.R.S. penalty; or (b) that the undersigned is not a citizen resident of the U.S.; and either does not expect to be in the U.S. for more than 182 days during each calendar year and does not conduct a business in the U.S. which would receive any gain from the Fund, or is exempt under an income tax treaty. NOTE: ALL REGISTERED OWNERS OF THE ACCOUNT MUST SIGN BELOW. FOR A TRUST, ALL TRUSTEES MUST SIGN*

  THIS AGREEMENT CONTAINS A PREDISPUTE ARBITRATION CLAUSE IN STEP 4, LETTER K.

------------------------------------------  ------------------------------------------  ------------------
  INDIVIDUAL (OR CUSTODIAN)                 JOINT REGISTRANT, IF ANY                    DATE

------------------------------------------
  CORPORATE OFFICER, PARTNER, TRUSTEE(S),   ------------------------------------------  ------------------
  ETC.                                      TITLE                                       DATE

*FOR A TRUST, CORPORATION OR ASSOCIATION, THIS FORM MUST BE ACCOMPANIED BY PROOF OF AUTHORITY TO SIGN, SUCH
  AS A CERTIFIED COPY OF THE CORPORATE RESOLUTION OR A CERTIFICATE OF INCUMBENCY UNDER THE TRUST
  INSTRUMENT.

  SPECIAL INFORMATION
  - Certain features (Automatic Investment, Telephone Investment, Expedited Redemption and Direct Deposit of Dividends) are effective 15 days after this form is received in good order by the Fund's Agent.
  - You may cancel any feature at any time, effective 3 days after the Agent receives notice from you.
  - Either the Fund or the Agent may cancel any feature, without prior notice, if in its judgment your use of any feature involves unusual effort or difficulty in the administration of your account.
  - The Fund reserves the right to alter, amend or terminate any or all features or to charge a service fee upon 30 days' written notice to shareholders except if additional notice is specifically required by the terms of the Prospectus.
  BANKING INFORMATION
  - If your Financial Institution account changes, you must complete a Ready Access Features form which may be obtained from the Agent at 1-800-258-9232 and send it to the Agent together with a "voided" check or pre-printed deposit slip from the new account. The new Financial Institution change is effective in 15 days after this form is received in good order by the Fund's Agent.
  TERMS OF LETTER OF INTENT AND ESCROW
   By checking Box 2c and signing the Application, the investor is entitled to make each purchase at the public offering price applicable to a single transaction of the dollar amount checked above, and agrees to be bound by the terms and conditions applicable to Letters of Intent appearing below.
   The investor is making no commitment to purchase shares, but if the investor's purchases within thirteen months from the date of the investor's first purchase do not aggregate $25,000, or, if such purchases added to the investor's present holdings do not aggregate the minimum amount specified above, the investor will pay the increased amount of sales charge prescribed in the terms of escrow below.
   The commission to the dealer or broker, if any, named herein shall be at the rate applicable to the minimum amount of the investor's specified intended purchases checked above. If the investor's actual purchases do not reach this minimum amount, the commissions previously paid to the dealer will be adjusted to the rate applicable to the investor's total purchases. If the investor's purchases exceed the dollar amount of the investor's intended purchases and pass the next commission break-point, the investor shall receive the lower sales charge, provided that the dealer returns to the Distributor the excess of commissions previously allowed or paid to him over that which would be applicable to the amount of the investor's total purchases.
   The investor's dealer or broker shall refer to this Letter of Intent in placing any future purchase orders for the investor while this Letter is in effect.
   The escrow shall operate as follows:
    1. Out of the initial purchase (or subsequent purchases if necessary), 3% of the dollar amount specified in the Letter of Intent shall be held in escrow in shares of the Fund by the Agent. All dividends and any capital distributions on the escrowed shares will be credited to the investor's account.
    2. If the total minimum investment specified under the Letter is completed within a thirteen-month period, the escrowed shares will be promptly released to the investor. However, shares disposed of prior to completion of the purchase requirement under the Letter will be deducted from the amount required to complete the investment commitment.
    3. If the total purchases pursuant to the Letter are less than the amount specified in the Letter as the intended aggregate purchase, the investor must remit to the Agent an amount equal to the difference between the dollar amount of sales charges actually paid and the amount of sales charges which would have been paid if the total amount purchased had been made at a single time. If such difference in sales charges is not paid within twenty days after receipt of a request from the Agent or the dealer, the Agent will, within sixty days after the expiration of the Letter, redeem the number of escrowed shares necessary to realize such difference in sales charges. Any shares remaining after such redemption will be released to the investor. The escrow of shares will not be released until any additional sales charge due has been paid as stated in this section.
    4. By checking Box 2c and signing the Application, the investor irrevocably constitutes and appoints the Agent or the Distributor as his attorney to surrender for redemption any or all escrowed shares on the books of the Fund.
  AUTOMATIC WITHDRAWAL PLAN PROVISIONS
   By requesting an Automatic Withdrawal Plan, the applicant agrees to the terms and conditions applicable to such plans, as stated below.
    1. The Agent will administer the Automatic Withdrawal Plan (the "Plan") as agent for the person (the "Planholder") who executed the Plan authorization.
    2. Certificates will not be issued for shares of the Fund purchased for and held under the Plan, but the Agent will credit all such shares to the Planholder on the records of the Fund. Any share certificates now held by the Planholder may be surrendered unendorsed to the Agent with the application so that the shares represented by the certificate may be held under the Plan.
    3. Dividends and distributions will be reinvested in shares of the Fund at the Net Asset Value.
    4. Redemptions of shares in connection with disbursement payments will be made at the Net Asset Value per share in effect at the close of business on the first business day of the month or quarter.
    5. The amount and the interval of disbursement payments and the address to which checks are to be mailed may be changed, at any time, by the Planholder on written notification to the Agent. The Planholder should allow at least two weeks' time in mailing such notification before the requested change can be put in effect.
    6. The Planholder may, at any time, instruct the Agent by written notice (in proper form in accordance with the requirements of the then current prospectus of the Fund) to redeem all, or any part of, the shares held under the Plan. In such case the Agent will redeem the number of shares requested at the Net Asset Value per share in effect in accordance with the Fund's usual redemption procedures and will mail a check for the proceeds of such redemption to the Planholder.
    7. The Plan may, at any time, be terminated by the Planholder on written notice to the Agent, or by the Agent upon receiving directions to that effect from the Fund. The Agent will also terminate the Plan upon receipt of evidence satisfactory to it of the death or legal incapacity of the Planholder. Upon termination of the Plan by the Agent or the Fund, shares remaining unredeemed will be held in an uncertificated account in the name of the Planholder, and the account will continue as a dividend-reinvestment, uncertificated account unless and until proper instructions are received from the Planholder, his executor or guardian, or as otherwise appropriate.
    8. The Agent shall incur no liability to the Planholder for any action taken or omitted by the Agent in good faith.
    9. In the event that the Agent shall cease to act as transfer agent for the Fund, the Planholder will be deemed to have appointed any successor transfer agent to act as his Agent in administering the Plan.
   10. Purchases of additional shares concurrently with withdrawals are undesirable because of sales charges when purchases are made. Accordingly, a Planholder may not maintain this Plan while simultaneously making regular purchases. While an occasional lump sum investment may be made, such investment should normally be an amount equivalent to three times the annual withdrawal or $5,000, whichever is less.

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

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

   INVESTMENT ADVISER
   Pacific Century Trust
   111 S. King Street
   Honolulu, Hawaii 96813

   ADMINISTRATOR AND DISTRIBUTOR
   BISYS Fund Services
   3435 Stelzer Road
   Columbus, Ohio 43219-3035

   LEGAL COUNSEL
   Paul, Hastings, Janofsky & Walker LLP
   555 South Flower Street
   Los Angeles, California 90071

   INDEPENDENT AUDITORS
   Ernst & Young LLP
   One Columbus, Suite 2300
   10 West Broad Street
   Columbus, Ohio 43215

   TRANSFER AGENT

   BISYS Fund Services, Inc.


   3435 Stelzer Road


   Columbus, Ohio 43219-3035



   PCP--0024


                          [PACIFIC CAPITAL FUNDS LOGO]

                            ------------------------

                         U.S. Treasury Securities Fund
                Short Intermediate U.S. Treasury Securities Fund
                         Diversified Fixed Income Fund
                            Tax-Free Securities Fund
                  Tax-Free Short Intermediate Securities Fund
                            ------------------------
                              Class A and Class B
                                 Retail Shares


                               November 29, 1997


                      (as supplemented on March 16, 1998)

                             PACIFIC CAPITAL FUNDS
                              NEW ASIA GROWTH FUND
                               3435 Stelzer Road
                           Columbus, Ohio 43219-3035

    New Asia Growth Fund (the "Fund") is one series of Pacific Capital Funds (the "Trust"), a professionally managed, open-end, management investment company with multiple portfolios or series available for investment. The Fund seeks to achieve long-term growth of capital, primarily through direct or indirect investments in equity securities of companies located in the developing countries of Asia. For purposes of its investment objective, the Fund considers such developing countries to be all countries in Asia other than Japan. The Fund is advised by Pacific Century Trust ("Pacific Century"), a division of Bank of Hawaii and sponsored, administered and distributed by BISYS Fund Services ("BISYS" or the "Distributor"). Nicholas-Applegate Capital Management (Hong
Kong) LLC ("Nicholas-Applegate") serves as sub-adviser (the "Sub-Adviser") to the Fund. (Pacific Century and the Sub-Adviser may hereafter be referred to collectively as the "investment adviser.")

    This Prospectus relates only to the Class A and Class B shares of the Fund; certain investors may qualify to invest in the Fund's Class Y Shares, which are not offered hereby. Class A , Class B and Class Y shares of the other eight series of the Trust--the U.S. Treasury Securities Fund, the Short Intermediate U.S. Treasury Securities Fund, the Diversified Fixed Income Fund, the Tax-Free Short Intermediate Securities Fund, the Tax-Free Securities Fund, the Growth Stock Fund, the Balanced Fund and the Growth and Income Fund--each of which has its own investment objectives and policies, are offered by separate Prospectuses, which can be obtained from the Trust at the above address and telephone number. See, "General Information--Description of the Trust and its Shares."


    This Prospectus sets forth concisely the information a prospective investor should know before investing in the Fund. Investors should read this Prospectus carefully and retain it for future reference. A Statement of Additional Information ("SAI") dated November 29, 1997 (as supplemented on March 4, 1998), containing additional and more detailed information about the Fund has been filed with the Securities and Exchange Commission (the "Commission") and is hereby incorporated by reference into this Prospectus. The SAI is available without charge and can be obtained by writing to the Fund at the address printed above or by calling 800-258-9232.



FOR PURCHASE, REDEMPTION, ACCOUNT OR GENERAL INQUIRIES CONTACT THE TRUST AT:
PACIFIC CAPITAL FUNDS, P.O. BOX 182130, COLUMBUS, OHIO 43218-2130


                                  800-258-9232
                         THIS PROSPECTUS SHOULD BE READ
                       AND RETAINED FOR FUTURE REFERENCE

                            ------------------------
  SHARES OF PACIFIC CAPITAL FUNDS ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR GUARANTEED BY, BANK OF HAWAII OR ANY OF ITS AFFILIATES. SUCH SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER
AGENCY. AN INVESTMENT IN THE FUNDS INVOLVES INVESTMENT RISKS, INCLUDING POSSIBLE
                               LOSS OF PRINCIPAL.

                            ------------------------
  THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY
 OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                            ------------------------


                       PROSPECTUS DATED NOVEMBER 29, 1997


                      (AS SUPPLEMENTED ON MARCH 16, 1998)

                               TABLE OF CONTENTS


                                                              PAGE
                                                              ----
Highlights..................................................    1
Fund Expenses...............................................    3
Financial Highlights........................................    5
Investment Objective and Policies of the Fund...............    6
Additional Discussion Regarding Permitted Investment
  Activities................................................    7
Additional Risk Disclosure..................................   17
Additional Investment Restrictions..........................   21
Management, Advisory and Other Service Arrangements.........   22
Valuation of Class A and Class B Shares.....................   25
How to Purchase Class A and Class B Shares..................   25
How to Redeem Class A and Class B Shares....................   31
Dividend and Tax Information................................   33
General Information.........................................   36

                                   HIGHLIGHTS

INVESTMENT OBJECTIVE AND POLICIES

     The Fund's investment objective is long-term growth of capital. The Fund seeks to achieve this objective primarily through direct or indirect investments in equity securities of companies located in the developing countries of Asia. Indirect investments mean purchasing interests in other foreign investment companies or trusts which themselves invest the majority of their assets in the developing countries of Asia. The Fund may invest to a lesser degree in debt securities and other instruments (i.e., warrants and securities convertible into equity or debt securities) if the investment adviser believes that such investments would help achieve the Fund's investment objective. Current income from dividends and interest will not be an important consideration in selecting portfolio securities. Because of its emphasis on the economies of the developing countries of Asia, the Funds should be considered a vehicle for diversification of an individual's portfolio and not a balanced investment program. For additional information concerning the investment policies and practices of the Fund, see "Investment Objective and Policies of the Fund," "Additional Discussion Regarding Permitted Investment Activities" and "Additional Investment Restrictions" in this Prospectus. Further information also is provided in the SAI.

CERTAIN RISKS

     Investments in securities of companies located in the developing countries of Asia involve special considerations and risks not typically associated with investments in securities of United States issuers, including: the risks associated with international investing generally, such as currency fluctuations; the risks of investing in countries with smaller capital markets, such as limited liquidity, price volatility and restrictions on foreign investment; and the risks associated with the undeveloped economies of the developing countries of Asia, including significant political and social uncertainties, government involvement in the economies, overburdened infrastructures, archaic legal systems, environmental problems, and obsolete financial systems.

     Equity securities held in the Fund's portfolio are subject to market risk (i.e., the possibility that common stock prices will decline over short or even extended periods of time). Debt securities held in the Fund's portfolio are subject to default risk (i.e., the risk that the issuers of securities in which the Fund invests may default in the payment of principal and interest). The operating expense ratio of the Fund can be expected to be higher than that of an investment company investing exclusively in United States securities because the expenses of the Fund, such as custodial and brokerage costs, are higher. Investors are reminded that in certain circumstances, their right to redeem shares in the Fund may be suspended. There can be no assurance that the Fund will achieve its investment objective. In addition, unlike insured bank deposits, an investment in the Fund is not insured against loss of principal. Therefore, investors should be prepared to accept some risk with money invested in the Fund. The Fund may also engage in various hedging strategies and invest in derivative securities.

     For additional discussion of certain risks involved in investing in the Fund, see "Additional Risk Disclosure" below.

PURCHASE OF CLASS A AND CLASS B SHARES

     Class A and Class B shares of each Fund are sold on a continuous basis and may be purchased by mail or by electronic transfer. See "How to Purchase Class A and Class B Shares." Initial purchases may be made with a minimum investment of $1,000 (the $1,000 minimum may be waived or reduced for certain accounts; the minimum initial purchase is $250 for Individual Retirement Accounts ("IRAs") and $100 for Auto Invest Plan

                                                                      PROSPECTUS
participants). Subsequent investments may be made with as little as $50. For more information about purchasing Fund shares call 1-800-258-9232 or contact your Participating Organization (defined below).

     Class A shares of the Fund are offered at net asset value plus a sales load at the time of purchase. Class B shares of the Funds are offered at net asset value without the imposition of a sales charge at the time of purchase, but are charged a deferred sales charge if shares are redeemed within six years of purchase. See "Valuation of Class A and Class B Shares." Only institutions (including Bank of Hawaii and its affiliated and correspondent banks) ("Institutions") acting on behalf of customers having a qualified trust account, employee benefit account or other qualifying relationship at such Institution are eligible to invest in the Class Y shares of the Fund, which are not offered hereby. See "General Information."

DETERMINATION OF NET ASSET VALUE

     The net asset value of the Class A and Class B shares for the Fund is determined and its shares are priced as of the close of the New York Stock Exchange (the "Exchange"), currently 4:00 p.m. Eastern Time (the "Valuation Time"), each Business Day (defined below). See "Valuation of Class A and Class B Shares."

DIVIDENDS AND DISTRIBUTIONS

     The Fund will declare and pay dividends of substantially all of its net income quarterly. Any net capital gains of the Fund will be distributed at least annually. At an investor's choice, dividends are paid by mail, directly deposited into a financial institution account, or automatically reinvested, without sales charges in additional shares at the then-current net asset value. If no election is made, dividends will be automatically reinvested. See "Dividend and Tax Information."

PACIFIC CENTURY, THE SUB-ADVISER AND BISYS

     For its services as investment adviser to the Fund, Pacific Century receives a fee from the Fund at an annual rate based on the Fund's average daily net assets. A division of Bank of Hawaii, Pacific Century was founded in 1898 and is the oldest and largest trust company in Hawaii. It has investment management authority over approximately $7.5 billion in client financial assets. Pacific Century is not authorized to and does not carry on a banking business.

     Pacific Century has retained the Sub-Adviser to provide investment advisory services with respect to management of the foreign component of the Fund's portfolio. For its services, Pacific Century pays the Sub-Adviser a fee at an annual rate based on the Fund's average daily net assets.

     BISYS provides certain administrative services to the Fund, for which the Fund pays it a fee at an annual rate based on the Fund's average daily net assets. BISYS also distributes the Fund's shares.

     For additional information concerning these arrangements, see "Fund Expenses" and "Management, Advisory and Other Service Arrangements."

REDEMPTION OF CLASS A AND CLASS B SHARES

     Class A and Class B shares may ordinarily be redeemed by mail or by telephone. However, all or part of a customer's shares may be subject to redemption in accordance with instructions and limitations pertaining to his or her account held by a Participating Organization (defined below). See "How to Redeem Class A and Class B Shares."

PROSPECTUS

                                 FUND EXPENSES

     The following Table of Expenses lists the costs and expenses that a shareholder can expect to incur as an investor in Class A and Class B shares of the Fund. Certain investors may qualify to invest in the Fund's Class Y Shares, which are not offered hereby. Long-term Class A and Class B shareholders could pay more in distribution-related charges than the economic equivalent of the maximum front-end sales charges applicable to mutual funds sold by members of the National Association of Securities Dealers, Inc. ("NASD").

TABLE OF EXPENSES (a)

                                                                CLASS A    CLASS B (b)
              SHAREHOLDER TRANSACTION EXPENSES                  -------    -----------
     Maximum Sales Load Imposed on Purchases (as a
       percentage of offering price)........................     5.25%        None
     Maximum Sales Load Imposed on Reinvested Dividends.....     None         None
     Deferred Sales Load....................................     None         5.00%
     Redemption Fees (as a percentage of amount redeemed, if
       applicable) (c)......................................     None         None
     Exchange Fee...........................................     None         None
ANNUAL FUND OPERATING EXPENSES
  (as a percentage of average net assets)
     Management Fee.........................................     0.90%+       0.90%
     12b-1 Fee (after waivers)..............................     0.25%        1.00%
     Other Expenses (after waivers and reimbursements)......     0.83%        0.83%
     Total Fund Operating Expenses (after waivers and
       reimbursements)......................................     1.98%        2.73%

------------

+ Restated to reflect the elimination of a voluntary waiver by the Adviser of a portion of its management fee.

EXAMPLE

     A shareholder would pay the following expenses on a $1,000 investment in Class A and Class B shares assuming (1) 5% annual return (d) and (2) redemption at the end of each time period.

                                                              CLASS A    CLASS B
                        Time Period                           -------    -------
      1 year................................................   $ 72       $ 78
      3 years...............................................   $111       $115
      5 years...............................................   $154       $164
     10 years...............................................   $271       $288

                                                                      PROSPECTUS

     A shareholder would pay the following expenses on the same $1,000 investment, assuming no redemption.

                                                              CLASS A    CLASS B
                        Time Period                           -------    -------
      1 year................................................     --       $ 28
      3 years...............................................     --       $ 85
      5 years...............................................     --       $144
     10 years...............................................     --       $288

------------

(a) Investors who purchase shares through a Participating Organization (as defined below), including an affiliate of Pacific Century or an Institution (as defined above), may be charged account-level fees for additional services provided to them by such Participating Organization in connection with investment in the Fund.
(b) Class B shares automatically convert to Class A shares approximately eight years after initial purchase. See "Conversion of Class B shares to Class A shares."
(c) The Transfer Agent will reduce the amount of a wire redemption payment by its then current wire redemption charge. As of the date of this Prospectus, there is no charge for wire redemptions. While this policy is subject to change at any time, it is not anticipated that such charge would exceed $7 per wire redemption.
(d) The assumed 5% annual return is hypothetical and should not be considered a representation of past or future annual return; the actual rate of return may be greater or lesser than the assumed rate. The example should not be considered a representation of past or future expenses, and actual expenses may be greater or lesser than those shown.

EXPLANATION OF TABLE

     The purpose of the foregoing table is to assist shareholders in understanding the various costs and expenses that an investor in the Class A and Class B shares of the Fund will bear directly or indirectly. With respect to the Class A shares of the Fund, the amounts set forth under "Annual Fund Operating Expenses -- Other Expenses," as well as the expense amounts used in the example, are based on actual amounts for the most recent fiscal year. With respect to the Class B shares of the Fund (which have not been publicly offered as of the date of this Prospectus) all such amounts are based on estimated amounts for the current fiscal year. In addition, with respect to the Class A shares of the Fund, "Rule 12b-1 Fees" have been adjusted to reflect the current fee payable (after voluntary waiver) as of the date of this Prospectus. The example set forth above assumes reinvestment of all dividends and distributions and utilizes a 5% annual rate of return as mandated by Commission regulations.

     Pacific Century, the Sub-Adviser and BISYS each may elect, in its sole discretion, to otherwise waive or reimburse its respective fees. Any such waivers or reimbursements will reduce the total expenses of the Fund, thereby increasing total return. As described above, with respect to the Class A shares, the percentages shown above under "12b-1 Fees", "Other Expenses" and "Total Fund Operating Expenses" reflect voluntary fee waivers and reimbursements. Absent such waivers and reimbursements, these percentages would be 0.75%, 0.93%, and 2.58% for the Class A shares. With respect to the Class B shares, the percentages shown above under "Other Expenses" and "Total Fund Operating Expenses" reflect voluntary fee waivers and reimbursements. Absent such waivers and reimbursements, these percentages would be 0.93% and 2.83% for the Class B shares. There can be no assurance that the foregoing waivers and expense reimbursements will continue to apply.

PROSPECTUS

                              FINANCIAL HIGHLIGHTS

     The Financial Highlights in the table below set forth certain financial data and investment results of the Class A shares of the Fund since its inception, expressed in one share outstanding throughout the period. The Financial Highlights are derived from the financial statements of Pacific Capital Funds which have been audited by Ernst & Young LLP, independent auditors. The Financial Highlights should be read in conjunction with the financial statements, related notes, and other financial information included in the Statement of Additional Information. The Trust's annual report contains additional performance information relating to the Fund and is available upon request, without charge. Financial information is not presented for Class B shares, since Class B shares were not publicly issued as of the date of this Prospectus.

                                                              YEAR            YEAR          FEBRUARY 15,
                                                              ENDED           ENDED           1995 TO
                                                          JULY 31, 1997   JULY 31, 1996   JULY 31, 1995(a)
                                                          -------------   -------------   ----------------
NET ASSET VALUE, BEGINNING OF PERIOD....................     $ 11.11         $ 11.21           $10.00
Investment Activities
     Net investment income (loss).......................        0.03           (0.02)             .02
     Net realized and unrealized gain on investments....        2.88            0.20             1.19
                                                             -------         -------           ------
          Total from Investment Activities..............        2.91            0.18             1.21
                                                             -------         -------           ------
Distributions
     Net investment income..............................       (0.01)
     In excess of net investment income.................          --           (0.02)              --
     Net realized gains.................................       (0.12)          (0.26)              --
                                                             -------         -------           ------
          Total Distributions...........................       (0.13)          (0.28)              --
                                                             -------         -------           ------
NET ASSET VALUE, END OF PERIOD..........................     $ 13.89         $ 11.11           $11.21
                                                             =======         =======           ======
Total Return (excludes sales charges)...................       26.31%           1.71%           12.10%(b)
RATIOS/SUPPLEMENTARY DATA:
     Net assets at end of period (000)..................     $ 3,459         $ 1,990           $  330
     Ratio of expenses to average net assets............        1.98%           2.22%            2.24%(c)
     Ratio of net investment income (loss) to average
       net assets.......................................        0.20%          (0.28%)                 .80%(c)
     Ratio of expenses to average net assets*...........        2.58%           3.58%            3.51%(c)
     Ratio of net investment income (loss) to average
       net assets*......................................       (0.40%)           (1.64%)             (0.47%)(c)
     Portfolio Turnover(d)..............................      134.89%          86.53%           55.62%
     Average Commission Rate paid(e)....................     $0.0059         $0.0069               --

------------

* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.
(a) Period from commencement of operations.
(b) Not annualized.
(c) Annualized.
(d) Portfolio turnover is calculated on the basis of the Fund, as a whole, without distinguishing between the classes of shares issued.
(e) Represents the total dollar amount of commissions paid on portfolio transactions divided by total number of portfolio shares purchased and sold for which commissions were charged.

                                                                      PROSPECTUS

                 INVESTMENT OBJECTIVE AND POLICIES OF THE FUND

     The Fund is designed for U.S. investors seeking diversification of their respective investment portfolios by participating in the economies of developing Asian countries. The Fund's investment objective is to seek long-term growth of capital. The Fund seeks to achieve this objective primarily through direct or indirect investments in equity securities of companies located in the developing countries of Asia. The Fund invests indirectly in the equity securities of companies located in developing Asian countries by purchasing interests in other foreign investment companies or trusts which themselves invest in the developing countries of Asia. For purposes of its investment objective, the Fund considers such developing countries to be all countries in Asia other than Japan. The Fund may invest to a lesser degree in debt securities and other instruments (i.e., warrants and securities convertible into equity or debt securities) if the investment adviser believes they would help achieve the Fund's objective. Current income from dividends and interest will not be an important consideration in selecting portfolio securities.

     It is anticipated that under normal market conditions the Fund will invest at least 70% of its total assets directly or indirectly in common stock, common stock equivalents (such as preferred or debt securities convertible into common stocks) and preferred stocks of companies located in the developing countries of Asia which the investment adviser believes have potential for capital appreciation. The Fund will consider an issuer of securities to be located in a developing country of Asia if it is organized under the laws of a developing Asian country, if it derives 50% or more of its total revenues from business in a developing Asian country, or if its equity securities are traded principally on a securities exchange in a developing Asian country.

     Developing countries in which the Fund may invest include, but are not limited to: Hong Kong, China, India, Indonesia, South Korea, Malaysia, the Philippines, Singapore, Taiwan, Pakistan, Bangladesh, Sri Lanka and Thailand.

     The criteria which the investment adviser uses to select and maintain a portfolio of investments in any country depends on its view as to the upside potential of the stock markets in such country and, more specifically, the investment instruments therein. In determining the upside potential for each market, the investment adviser will consider the economic, political and social factors affecting each country and the prospects for improvements in these factors in the short, medium and long term.

     The Fund will not limit its investments to any particular type of company. The Fund may invest in companies, large or small, whose earnings are believed to be in a relatively strong growth trend, or in companies in which significant further growth is not anticipated but whose market value per share is thought to be undervalued. The Fund may invest in small and relatively less well-known companies. Investing in small and relatively less well-known companies generally involves greater risks than investing in larger, more established issuers. For example, such companies may have limited product lines, markets or financial resources and may lack management depth. In addition, the securities of such companies may have limited marketability and may be subject to more abrupt or erratic market movements than securities of larger, more established companies.

     Subject to the Fund's investment objective, up to 35% of the Fund's total assets may be invested in any combination of equity, debt and convertible securities of issuers located outside Asia, including money market instruments of the United States, should opportunities in these markets occur. In addition, this portion of the Fund's portfolio will consist of various other financial instruments such as forward foreign exchange contracts, futures contracts and options. See "Additional Discussion Regarding Permitted Investment Activities."

PROSPECTUS

        ADDITIONAL DISCUSSION REGARDING PERMITTED INVESTMENT ACTIVITIES

FOREIGN SECURITIES AND DEPOSITARY RECEIPTS

     As described above, the Fund will invest substantially all of its assets in the securities of foreign issuers. The Fund may invest in the securities of foreign issuers directly or in the form of American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs") or other Depositary Receipts (which, together with ADRs, GDRs and EDRs, are hereinafter collectively referred to as "Depositary Receipts") to the extent such Depositary Receipts become available. ADRs (which include American Depositary Shares and New York Shares) are publicly traded on exchanges or over-the-counter ("OTC") in the United States. GDRs, EDRs and other types of Depositary Receipts are typically issued by foreign depositaries, although they may also be issued by U.S. depositaries, and evidence ownership interests in a security or pool of securities issued by either a U.S. or foreign corporation. Depositary Receipts may be "sponsored" or "unsponsored." In a sponsored arrangement, the foreign issuer assumes the obligation to pay some or all of the depositary's transaction fees, whereas in an unsponsored arrangement, the foreign issuer assumes no obligation and the depositary's transaction fees are paid by the holders of the Depositary Receipts. Foreign issuers in respect of whose securities unsponsored Depositary Receipts have been issued are not necessarily obligated to disclose material information in the markets in which the unsponsored Depositary Receipts are traded, and therefore, there may not be correlation between such information and the market value of such securities.

     The Fund may hold foreign currency in connection with the purchase and sale of foreign securities. To the extent the foreign currency is so held, there may be a risk due to foreign currency exchange rate fluctuations. Such foreign currency will be held with the Fund's custodian bank or by an approved foreign subcustodian.

     Investing in the securities of foreign issuers involves special risks and considerations not typically associated with investing in the United States. See "Additional Risk Disclosure--Risk Factors and Special Considerations of Investing Primarily in Developing Asian Countries" below. For additional discussion concerning investment in foreign debt securities, see "Debt Securities" below.

CONVERTIBLE SECURITIES

     The Fund may invest in convertible securities that provide current income and are issued by companies with the characteristics described above. The Fund may purchase convertible securities that are fixed-income debt securities or preferred stocks, and which may be converted at a stated price within a specified period of time into a certain quantity of the common stock of the same or other issuers. Convertible securities, while usually subordinated to nonconvertible debt securities of the same issuer, are senior to common stocks in an issuer's capital structure. Convertible securities may offer more flexibility by providing the investor with a steady income stream (generally yielding a lower amount than nonconvertible securities of the same issuer and a higher amount than common stocks) as well as the opportunity to take advantage of increases in the price of the issuer's common stock through the conversion feature. Convertible security prices tend to be influenced by changes in the market value of the common stock as well as changes in interest rates. Convertible securities in which the Fund may invest are subject to the rating criteria and limitations discussed below under "Debt Securities."

DEBT SECURITIES

     The Fund may invest in debt securities issued by foreign and domestic corporations or financial institutions, and Yankee bonds. Foreign debt securities in which the Fund may invest include, but are not limited to, fixed income securities of developing Asian countries and global fixed income securities. Developing Asian fixed income securities are debt securities or obligations issued or guaranteed by governments in such countries (including their agen-

                                                                      PROSPECTUS
cies, instrumentalities or political subdivisions) ("sovereign debt"), debt securities or obligations of entities organized to restructure outstanding debt of such issuers, and debt securities of issuers located in such developing countries. Global fixed-income securities include government obligations issued or guaranteed by U.S. and foreign governments and their political subdivisions, authorities, agencies or instrumentalities and by supranational entities (such as the World Bank, The European Economic Community, the Asian Development Bank and the European Coal and Steel Community), Eurobonds and corporate bonds with varying maturities denominated in various currencies. Yankee bonds are U.S. dollar-denominated obligations issued by foreign governments or companies.

     The debt securities in which the Fund will invest (including convertible securities) will be of investment grade (i.e., rated in the top four rating categories by a nationally recognized statistical rating organization (an "NRSRO") or, if unrated, determined to be of comparable quality by the Fund's investment adviser); provided, that up to 10% of the Fund's net assets may be invested in securities rated below investment grade by an NRSRO or determined to be of comparable quality by the investment adviser. Debt securities rated below investment grade or of comparable quality are commonly referred to as "junk bonds." For a description of the risks associated with investment in debt securities, including lower-rated debt securities and sovereign debt, see "Additional Risk Disclosure--Risk Factors Associated with Investment in Certain Debt Securities."

PREFERRED STOCK

     The Fund may invest in preferred stock which is a class of capital stock that pays dividends at a specified rate and that has preference over common stock in the payment of dividends and the liquidation of assets. Preferred stock does not ordinarily carry voting rights.

ILLIQUID SECURITIES

     The Fund may invest in illiquid securities. The Fund will not knowingly invest more than 15% of the value of its respective net assets in securities that are illiquid. Repurchase agreements with a duration of more than seven days, time deposits that do not provide for payment to the Fund within seven days after notice, Guaranteed Investment Contracts ("GICs"), most commercial paper issued in reliance upon the exemption in Section 4(2) of the Securities Act of 1933, as amended (the "1933 Act") (other than variable amount master demand notes with maturities of nine months or less), and foreign assets subject to material legal restrictions on repatriation are subject to this 15% limit.

     If otherwise consistent with its investment objectives and policies, the Fund may purchase securities which are not registered under the 1933 Act but which can be sold to "qualified institutional buyers" in accordance with Rule 144A under the 1933 Act. Any such security will not be considered illiquid so long as it is determined by the investment adviser, acting under guidelines and procedures that are developed, established and monitored by the Board of Trustees, that an adequate trading market exists for that security either within or outside the United States. This investment practice could have the effect of increasing the level of illiquidity in the Fund during any period that qualified institutional buyers become uninterested in purchasing these restricted securities. The ability to sell to qualified institutional buyers under Rule 144A is a recent development, and it is not possible to predict how this market will develop.

     The staff of the Commission has taken the position that OTC options that are purchased and the assets used as cover for written OTC options should generally be treated as illiquid securities. However, if a dealer recognized by the Federal Reserve Bank as a primary dealer in U.S. Government securities is the other party to an option contract written by the Fund and the Fund has the absolute right to repurchase the option from the dealer at a formula price established in a contract with the dealer, the Commission staff

PROSPECTUS
has agreed that the Fund needs to treat as illiquid only that amount of the cover assets equal to the formula price less the amount by which the market value of the security subject to the option exceeds the exercise price of the option (the amounts by which the option is in-the-money). Although the investment adviser does not believe that OTC options are generally illiquid, pending resolution of this issue, the Fund will conduct their operations in conformity with the views of the Commission staff.

BORROWINGS

     The Fund may borrow an amount equal to no more than 33 1/3% of the value of its total assets (calculated at the time of the borrowing) from banks for temporary, extraordinary or emergency purposes, for the clearance of transactions, to hedge against currency movements or for investment purposes. The Fund may pledge up to 33 1/3% of its total assets to secure these borrowings. If the Fund's asset coverage for borrowings falls below 300%, the Fund will take prompt action to reduce its borrowings. If the 300% asset coverage should decline as a result of market fluctuations or other reasons, the Fund may be required to sell portfolio securities to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time.

     Borrowing for investment purposes is generally known as "leveraging." Leveraging may exaggerate the effect on net asset value of any increase or decrease in the market value of the Fund's portfolio. Money borrowed for leveraging will be subject to interest costs which may or may not be recovered by appreciation of the securities purchased. In addition, the Fund may be required to maintain minimum average balances in connection with such borrowing or pay a commitment fee to maintain a line of credit, which would increase the cost of borrowing over the stated interest rate.

     The Fund may borrow funds for temporary purposes by entering into reverse repurchase agreements which are considered to be borrowings under the Investment Company Act of 1940, as amended (the "1940 Act"). At the time the Fund enters into a reverse repurchase agreement (an agreement under which the Fund sells portfolio securities and agrees to repurchase them at an agreed upon date and price), it will place in a segregated custodial account cash or other liquid assets having a value equal to or greater than the repurchase price (including accrued interest) and will subsequently monitor the account so that such value is maintained. Reverse repurchase agreements involve the risk that the market value of the securities sold by the Fund may decline below the price of the securities it is obligated to repurchase. The Fund would pay interest on amounts obtained pursuant to a reverse repurchase agreement.

LOANS OF PORTFOLIO SECURITIES

     The Fund may lend securities from its portfolio to brokers, dealers and financial institutions (but not individuals) if liquid assets equal to the current market value of the securities loaned (including accrued interest thereon) plus the interest payable to the Fund with respect to the loan is maintained with the Fund. In determining whether to lend a security to a particular broker, dealer or financial institution, the investment adviser will consider all relevant facts and circumstances, including the creditworthiness of the broker, dealer or financial institution. Any loans of portfolio securities will be fully collateralized based on values that are marked to market daily by the investment adviser. The Fund will not enter into any portfolio security lending arrangement having a duration of longer than one year. Any securities that the Fund may receive as collateral will not become part of the Fund's portfolio at the time of the loan and, in the event of a default by the borrower, the Fund will, if permitted by law, dispose of such collateral except for such part thereof that is a security in which the Fund may invest. During the time securities are on loan, the borrower will pay the Fund any accrued income on those securities, and the Fund may invest the cash collateral and earn additional income or receive an agreed-upon fee from a borrower that had delivered cash-equivalent collateral. The Fund will not lend securities having a value that exceeds 33 1/3% of the current value of its total assets. Loans of

                                                                      PROSPECTUS
securities by the Fund will be subject to termination at the Fund's or the borrower's option. The Fund may pay reasonable administrative and custodial fees in connection with a securities loan and may pay a negotiated portion of the interest or fee earned with respect to the collateral to the borrower or the placing broker. Borrowers and placing brokers may not be affiliated, directly or indirectly, with the Trust, Pacific Century, the Sub-Adviser or BISYS.

HEDGING STRATEGIES

     The Fund may engage in various portfolio strategies including derivative transactions to reduce certain risks of its investments. These strategies currently include the use of options, forward currency exchange contracts and futures contracts and options thereon. The Fund's ability to use these strategies may be limited by market conditions, regulatory limits and tax considerations and there can be no assurance that any of these strategies will succeed. See "Additional Information on Fund Investments" and "Tax Information" in the SAI. New financial products and risk management techniques continue to be developed and the Fund may use these new investments and techniques to the extent consistent with its investment objective and policies.

     Options. The Fund may purchase put and call options and write (i.e., sell) covered put and call options on securities, securities indexes (e.g., S&P 500) and currencies that are traded on U.S. or foreign securities exchanges or in the OTC market to hedge the Fund's portfolio. In addition, the Fund may purchase put and call options and write covered put and call options on securities that result from separate, privately negotiated transactions with primary U.S. Government securities dealers recognized by the Board of Governors of the Federal Reserve System. The Fund may purchase put options in an effort to protect the value of securities (or currencies) that it owns against a decline in market value and purchase call options in an effort to protect against an increase in the price of securities (or currencies) it intends to purchase. The Fund may also purchase put and call options to offset previously written put and call options of the same series. See SAI, "Additional Information on Fund Investments."

     A call option gives the purchaser, in exchange for a premium paid, the right for a specified period of time to purchase securities or currency subject to the option at a specified price (the exercise price or strike price). A put option gives the purchaser in return for a premium, the right for a specified time, to sell the securities or currency subject to the option of the writer of the put at the exercise price.

     The aggregate value of the exercise price or strike price of call options written by the Fund may not exceed 25% of the Fund's net asset value.

     Forward Currency Exchange Contracts. The Fund may enter into forward foreign currency exchange contracts to protect the value of its assets against future changes in the level of currency exchange rates. The Fund may enter into such contracts on a spot, i.e., cash, basis at the rate then prevailing in the currency exchange market or on a forward basis, by entering into a forward contract to purchase or sell currency. A forward contract on foreign currency is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days agreed upon by the parties from the date of the contract at a price set on the date of the contract.

     The Fund's dealings in forward contracts will be limited to hedging involving either specific transactions or portfolio positions. Transaction hedging is the purchase or sale of a forward contract with respect to specific receivables or payables of the Fund generally arising in connection with the purchase or sale of its portfolio securities, accruals of interest or dividends receivable and Fund expenses. Position hedging is the sale of a foreign currency with respect to portfolio security positions denominated or quoted in that currency or in a different currency (cross hedge). Although there are no limits on the number of forward contracts which the Fund may enter into, the Fund may not position hedge (including cross hedges) with respect to a particular currency for an amount greater than the aggregate market value (determined at the time of making any sale of forward

PROSPECTUS
currency) of the securities being hedged. See SAI, "Additional Information on Fund Investments."

     Futures Contracts and Related Options. The Fund may enter into contracts for the future delivery of specific securities, classes of securities, financial indices or currencies, may purchase or sell exchange-listed or OTC options on any such futures contracts and may engage in related closing transactions. A financial futures contract is an agreement to purchase or sell an agreed amount of securities or currency at a set price for delivery in the future. A futures contract on a securities index is an agreement obligating either party to pay, and entitling the other party to receive, while the contract is outstanding, cash payments based on the level of a specified securities index. The acquisition of put and call options on futures contracts will, respectively, give the Fund the right (but not the obligation), for a specified price, to sell or to purchase the underlying futures contract, upon exercise of the option, at any time during the option period.

     The Fund may engage in futures contracts and related options in an effort to hedge against market or currency risks. For example, with respect to market risk, when interest rates are expected to rise or market values of portfolio securities are expected to fall, the Fund can seek through the sale of futures contracts to offset a decline in the value of its portfolio securities. When interest rates are expected to fall or market values are expected to rise, the Fund, through the purchase of such contracts, can attempt to secure better rates or prices for the Fund than might later be available in the market when it effects anticipated purchases. With respect to currency risk, by entering into currency futures and options thereon on U.S. and foreign exchanges, the Fund can seek to establish the rate at which it will be entitled to exchange U.S. dollars for another currency at a future time. By selling currency futures, the Fund can seek to establish the number of dollars it will receive at delivery for a certain amount of a foreign currency. In this way, whenever the Fund anticipates a decline in the value of a foreign currency against the U.S. dollar, the Fund can attempt to "lock in" the U.S. dollar value of some or all of the securities held in its portfolio that are denominated in that currency. By purchasing currency futures, the Fund can establish the number of dollars it will be required to pay for a specified amount of a foreign currency in a future month. Thus if the Fund intends to buy securities in the future and expects the U.S. dollar to decline against the relevant foreign currency during the period before the purchase is effected, the Fund can attempt to "lock in" the price in U.S. dollars of the securities it intends to acquire.

     The Fund may not purchase and sell futures contracts and related options for other than bona fide hedging purposes (as defined in Commodity Futures Trading Commission ("CFTC") regulations) if, immediately thereafter, aggregate initial margin deposits for futures contracts, and premiums paid for related options, would exceed five percent (5%) of the liquidation value of the Fund's total assets. The Fund may purchase and sell futures contracts and related options, without limitation, for bona fide hedging purposes. Futures transactions will be limited to the extent necessary to maintain the Fund's qualification as a regulated investment company.

     Futures transactions involve brokerage costs and require the Fund to segregate assets to cover its obligations under futures, or to cover its obligations by owning the assets underlying open futures contracts. The Fund may lose the expected benefit of futures transactions if interest rates, exchange rates or securities prices move in an unanticipated manner. Such losses are potentially significant and unanticipated changes may result in poorer overall performance than if the Fund had not entered into any futures transactions. In addition, the value of the Fund's futures positions may not prove to be perfectly or even highly correlated with the value of its portfolio securities, limiting the Fund's ability to hedge effectively against interest rate, exchange rate and/or market risk and giving rise to additional risks. There is no assurance of liquidity in the secondary market for purposes of closing out future positions. Where a liquid secondary market does not exist, the Fund is unlikely to be able to control losses by closing out futures positions. Gains and losses on investments in options and futures depend on the investment ad-

                                                                      PROSPECTUS
viser's ability to predict correctly the direction of stock prices, interest rates and other economic factors. Certain futures exchanges or boards of trade have established daily limits on the amount that the price of futures contracts or related options may vary, either up or down, from the previous day's settlement price. These daily limits may restrict the Fund's ability to purchase or sell certain futures contracts or related options on any particular day. For additional discussion of certain risks associated with the use of futures contracts and options thereon, see "Additional Risk Disclosure--Risks of Hedging Strategies."

REPURCHASE AGREEMENTS

     The Fund may enter into repurchase agreements wherein the seller of a security to the Fund agrees to repurchase that security from the Fund at a mutually agreed-upon time and price. The period of maturity is usually quite short, often overnight or a few days, although it may extend over a number of months. The Fund may enter into repurchase agreements only with respect to obligations that could otherwise be purchased by the Fund. All repurchase agreements will be fully collateralized based on values that are marked to market daily by the investment adviser. If the seller defaults and the value of the underlying securities has declined, the Fund may incur a loss. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, the Fund's disposition of the security may be delayed or limited.

OTHER INVESTMENT COMPANIES

     The Fund may invest in securities issued by other investment companies, including (to the extent permitted by the 1940 Act) other investment companies managed by Pacific Century. In this regard, the Fund may purchase the securities of certain foreign investment funds or trusts called passive foreign investment companies, which have been the only or primary way to invest in certain developing countries of Asia. Securities of other investment companies will be acquired by the Fund within the limits prescribed by the 1940 Act. The Fund intends to limit its investments so that as determined immediately after a securities purchase is made: (a) not more than 5% of the value of its total assets will be invested in the securities of any one investment company; (b) not more than 10% of the value of its total assets will be invested in the aggregate in securities of investment companies as a group; (c) not more than 3% of the outstanding voting stock of any one investment company will be owned by the Fund; and (d) the Fund, together with other investment companies having the same investment adviser and companies controlled by such companies, owns not more than 10% of the total stock of any one closed-end company.

     As a shareholder of another investment company, the Fund would bear, along with other shareholders, its pro rata portion of the other investment company's expenses. Accordingly, in addition to bearing their proportionate share of the Fund's expenses (i.e., management fees and operating expenses) shareholders will also indirectly bear similar expenses of such other investment companies or trusts. However, Pacific Century has undertaken to waive or reimburse the Fund its advisory fees with respect to assets invested in other investment companies or trusts (except when such purchase is part of a plan of merger, consolidation, reorganization or acquisition).

     Investments by the Fund in wholly-owned investment entities created under the laws of certain countries will not be deemed the making of an investment in other investment companies.

WHEN-ISSUED SECURITIES AND FORWARD
COMMITMENTS

     The Fund may purchase securities on a "when-issued" basis and may also purchase or sell securities on a "forward commitment" basis. These transactions, which involve a commitment by the Fund to purchase or sell particular securities with payment and delivery taking place at a future date (perhaps one or two months later), permit the Fund to lock-in a price or yield on a security it owns or intends to purchase, regardless of future changes in interest rates. When-issued and forward commitment transactions involve the risk, however, that the yield ob-

PROSPECTUS
tained in a transaction may be less favorable than the yield available in the market when the securities delivery takes place. The Fund does not intend to engage in when-issued purchases and forward commitments for speculative purposes but only in furtherance of its investment objective. The forward commitments and when-issued purchases are not expected to exceed 25% of the value of the Fund's total assets absent unusual market conditions.

     The Fund will not start earning interest or dividends on when-issued securities until they are received. The value of the securities underlying a when-issued purchase or a forward commitment to purchase securities, and any subsequent fluctuations in their value, is taken into account when determining the net asset value of the Fund starting on the date the Fund agrees to purchase the securities. The Fund will establish a segregated account in which it will maintain liquid high-grade debt securities in an amount at least equal in value to the Fund's commitment to purchase securities on a when-issued or forward commitment basis. If the value of these assets declines, the Fund will replace additional liquid assets in the account on a daily basis so that the value of the assets in the account is equal to the amount of such commitments.

WARRANTS

     The Fund may invest in warrants. A warrant gives the holder thereof the right to subscribe by a specified date to a stated number of shares of stock of the issuer at a fixed price. Warrants tend to be more volatile than the underlying stock, and if at a warrant's expiration date the stock is trading at a price below the price set in the warrant, the warrant will expire worthless. Conversely, if at the expiration date the stock is trading at a price higher than the price set in the warrant, the Fund can acquire the stock at a price below its market value. The Fund may not invest more than 10% of its net assets in warrants.

DEFENSIVE STRATEGY

     At times the investment adviser may judge that conditions in the securities markets make pursuing the Fund's basic investment strategy inconsistent with the best interests of its shareholders. At such times, the investment adviser may temporarily use alternative strategies, primarily designed to reduce fluctuations in the value of the Fund's assets. In implementing these "defensive" strategies, the Fund may invest without limit in cash (foreign currency or U.S. dollars) and in domestic, Eurodollar and foreign short-term money market instruments. It is impossible to predict when, or for how long, the Fund will use such alternative strategies.

U.S. GOVERNMENT OBLIGATIONS

     The Fund may invest in U.S. Government Obligations which include, in addition to U.S. Treasury Securities, the obligations of Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Government National Mortgage Association ("GNMA"), Federal National Mortgage Association ("FNMA"), Student Loan Marketing Association ("SLMA"), Resolution Trust Corporation and Federal Home Loan Mortgage Corporation ("FHLMC"). U.S. Treasury Securities and certain other obligations of certain agencies and instrumentalities of the U.S. Government, such as those of the GNMA, are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Export-Import Bank of the United States, are supported by the right of the issuer to borrow from the U.S. Treasury; others, such as those of FNMA, are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; still others, such as those of the SLMA, are supported only by the credit of the instrumentality. No assurance can be given that the U.S. Government would provide financial support to sponsored instrumentalities if it is not obligated to do so by law. Some of these instruments may be variable or floating rate instruments. The Fund will invest in the obligations of such instrumentalities only when the investment adviser believes that the credit risk with respect to the instrumentality is minimal.

                                                                      PROSPECTUS

COMMERCIAL PAPER

     The Fund may invest in commercial paper that is rated at the time of purchase in the two highest short-term rating categories by an NRSRO or unrated if considered by the investment adviser to be of comparable quality. Commercial paper includes short-term unsecured promissory notes, and variable floating rate demand notes issued by domestic and foreign bank holding companies, corporations and financial institutions as well as similar taxable and tax-exempt instruments issued by government agencies and instrumentalities.

BANK AND SAVINGS AND LOAN OBLIGATIONS

     The Fund may invest in Bank and Savings and Loan Obligations. These obligations include negotiable certificates of deposit, fixed time deposits, bankers' acceptances, and interest bearing demand accounts. The Fund limits its bank investments to dollar-denominated obligations of U.S., Canadian, Asian or European banks which have more than $500 million in total assets at the time of investment or of United States savings and loan associations which have more than $1 billion in total assets at the time of investment and, in the case of U.S. banks, are members of the Federal Reserve System or are examined by the Comptroller of the Currency or whose deposits are insured by the Federal Deposit Insurance Corporation.

ASSET BACKED SECURITIES

     The Fund may invest in Asset Backed Securities. Asset Backed Securities arise through the grouping by governmental, government-related, and private organizations of loans and receivables originated by various lenders. Asset Backed Securities acquired by the Fund consist of both mortgage and non-mortgage backed securities. Interest in pools of these assets differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal paid at maturity or specified call dates. Instead, Asset Backed Securities provide periodic payments which generally consist of both interest and principal payments.

     The life of an Asset Backed Security varies with the prepayment experience of the underlying debt instruments. The rate of such prepayments, and hence the life of an Asset Backed Security, will be primarily a function of current market interest rates, although other economic and demographic factors may be involved. For example, falling interest rates generally result in an increase in the rate of prepayments of mortgage loans while rising interest rates generally decrease the rate of prepayments. An acceleration in prepayments in response to sharply falling interest rates will shorten the security's average maturity and limit the potential appreciation in the security's value relative to a conventional debt security. Consequently, Asset Backed Securities are not as effective in locking in high, long-term yields. Conversely, in periods of sharply rising rates, prepayments are generally slow, increasing the security's average life and its potential for price depreciation.

     Mortgage backed securities represent an ownership interest in a pool of residential mortgage loans, the interest in which is in most cases issued and guaranteed by an agency or instrumentality of the U.S. Government, though not necessarily by the U.S. Government itself.

     One such type of mortgage backed security is a GNMA Certificate. GNMA Certificates are backed as to the timely payment of principal and interest by the full faith and credit of the U.S. Government. Another type is a FNMA Certificate, the principal and interest of which are guaranteed only by FNMA itself, not by the full faith and credit of the U.S. Government. Another type is a FHLMC Participation Certificate. This type of obligation is guaranteed by FHLMC as to timely payment of principal and interest. However, like a FNMA security, it is not guaranteed by the full faith and credit of the U.S. Government. Mortgage backed securities issued by private issuers, whether or not such obligations are subject to guarantees by the private issuer, may entail greater risk than obligations directly or indirectly guaranteed by the U.S. Government. Such securities will be purchased for the Fund only when the investment adviser determines that they are readily marketable at the time of purchase.

PROSPECTUS

     The average life of mortgage backed securities varies with the maturities of the underlying mortgage instruments, which have maximum maturities of up to 40 years. The average life is likely to be substantially less than the original maturity of the mortgage pools underlying the securities as the result of mortgage prepayments, mortgage refinancings, or foreclosures. The rate of mortgage prepayments, and hence the average life of the certificates, will be a function of the level of interest rates, general economic conditions, the location and age of the mortgage and other social and demographic conditions. Such prepayments are passed through to the registered holder with the regular monthly payments of principal and interest and have the effect of reducing future payments. As a result of the pass-through of prepayments of principal on the underlying securities, mortgage backed securities are often subject to more rapid prepayments of principal than their stated maturity would indicate. Because the prepayment characteristics of the underlying mortgages vary, it is not possible to predict accurately the realized yield or the average life of a particular issue of pass-through certificates. As a result of these principal payment features, mortgage backed securities are generally more volatile than other U.S. Government securities.

     Estimated average life of the mortgage backed security will be determined by the investment adviser and used for the purpose of determining the average weighted maturity of the Fund. Various independent mortgage backed securities dealers publish average remaining life data using proprietary models and, in making such determinations for the Fund, the investment adviser might deem such data unreasonable if such data appeared to present a significantly different average remaining expected life for a security when compared to data relating to the average remaining life of comparable securities as provided by other independent mortgage backed securities dealers.

     The Fund also may invest in non-mortgage backed securities including interests in pools of receivables, such as motor vehicle installment purchase obligations and credit card receivables. Such securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in the underlying pool of assets. Such securities also may be debt instruments, which also are known as collateralized obligations and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt.

     Non-mortgage backed securities are not issued or guaranteed by the U.S. Government or its agencies or instrumentalities; however, the payment of principal and interest on such obligations may be guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution (such as a bank or insurance company) unaffiliated with the issuers of such securities. Non-mortgage backed securities will be purchased by the Fund only when such securities are readily marketable and rated at the time of purchase in one of the two highest rating categories by an NRSRO or, if unrated, considered by the investment adviser to be of comparable quality. In addition, such securities generally will have remaining estimated lives at the time of purchase of five years or less. See the SAI, "Additional Information on Fund Investments."

REAL ESTATE MORTGAGE INVESTMENT CONDUITS

     The Fund may invest in Real Estate Mortgage Investment Conduits ("REMICs"). REMICs are a pass-through vehicle created to issue multiclass mortgage-backed securities. REMICs may be organized as corporations, partnerships, or trusts and those meeting certain qualifications are not subject to double taxation. Interests in REMICs may be senior or junior, regular (debt instruments) or residual (equity interests).

FLOATING AND VARIABLE RATE DEBT INSTRUMENTS

     The Fund may invest in floating and variable rate debt instruments. Floating and variable rate debt instruments bear interest at rates that are not fixed, but vary with changes in specified market rates or indices or at specified intervals. Certain of these instruments may carry a demand feature that would permit the holder to tender them back to the issuer at a par value prior to maturity. The floating and varia-

                                                                      PROSPECTUS
ble rate instruments that the Fund may purchase include certificates of participation in such obligations purchased from banks. The investment adviser will monitor on an ongoing basis the ability of an issuer of a demand instrument to make payment when due, which could be affected by events occurring between the date the Fund elects to demand payment and the date payment is due, except when such demand instruments permit same-day settlement. In this regard, the investment adviser, pursuant to direction of the Board of Trustees, will determine the liquidity of those instruments with demand features that cannot be exercised within seven days.

LETTERS OF CREDIT AND LIQUIDITY AGREEMENTS

     The Fund may purchase debt obligations that are backed by an irrevocable letter of credit or liquidity agreement of a bank, savings and loan association or insurance company which assumes the obligation for payment of principal and interest in the event of default by the issuer. Only banks, savings and loan associations and insurance companies which, in the opinion of the investment adviser, are of investment quality comparable to other permitted investments of the Fund, may be used for letter of credit and liquidity agreement backed investments.

INTEREST ONLY OR PRINCIPAL ONLY OBLIGATIONS

     The Fund may make limited investments (not exceeding 5% of the Fund's net assets) in separately traded principal and interest components of securities issued by the United States Treasury. The principal and interest components of selected securities are traded independently under the Separate Trading of Registered Interest and Principal of Securities program ("STRIPs"). Under the STRIPs program, the principal and interest components are individually numbered and separately issued by the U.S. Treasury at the request of depository financial institutions, which then trade the component parts independently.

GUARANTEED INVESTMENT CONTRACTS

     The Fund may invest up to 5% of its net assets in Guaranteed Investment Contracts ("GICs") issued by highly rated U.S. insurance companies. GICs are considered to be illiquid, and accordingly, are subject to the Fund's 15% limitation on investment in illiquid securities. See SAI, "Additional Information on Fund Investments."

PORTFOLIO TURNOVER

     Generally, the Fund will purchase portfolio securities for capital appreciation and not for short-term trading profits. However, the Fund may sell a portfolio investment soon after its acquisition if the investment adviser believes that such a disposition is consistent with attaining the investment objective of the Fund. Portfolio investments may be sold for a variety of reasons, such as a more favorable investment opportunity or other circumstances bearing on the desirability of continuing to hold such investments. As a result, the Fund may engage in a substantial number of portfolio transactions. Accordingly, while the Fund anticipates that its annual portfolio turnover rate should not exceed 100% under normal conditions, it is impossible to predict portfolio turnover rates. For the fiscal year ended July 31, 1997 and July 31, 1996, the Fund's portfolio turnover rate was 134.89% and 86.53%, respectively. See "Portfolio Transactions" in the SAI for additional information relating to portfolio turnover.

INVESTMENT POLICIES

     The Fund's investment objective, as set forth in the first paragraph of the description of the Fund in the "Highlights" section is fundamental; that is, it may not be changed without approval by vote of the holders of a majority of the Fund's outstanding voting securities, as described under "Capital Stock" in the SAI. If the Trust's Board of Trustees determines, however, that the Fund's investment objective can best be achieved by a substantive change in a nonfundamental investment policy or strategy, the Trust's Board may make such change without shareholder approval and will disclose any such material changes in the then current prospectus. Any policy that is not specified in the Fund's Prospectus, or in the SAI, as being fundamental is nonfundamental.

PROSPECTUS

                           ADDITIONAL RISK DISCLOSURE

RISK FACTORS AND SPECIAL CONSIDERATIONS OF
INVESTING PRIMARILY IN DEVELOPING ASIAN
COUNTRIES

     General. Because the Fund intends to invest primarily in securities of companies located in developing Asian countries, an investor in the Fund should be aware of certain risk factors and special considerations relating to investing in these developing economies. More generally, the investor should also be aware of risks and considerations related to international investing and investing in smaller capital markets, each of which may involve risks which are not typically associated with investments in securities of U.S. issuers. Consequently, the Fund should be considered as a means of diversifying an investment portfolio and not in itself a balanced investment program.

     Investing on an International Basis and in Countries with Smaller Capital Markets. Investing on an international basis and in countries with smaller capital markets involves certain risks not involved in domestic investments, including fluctuations in foreign exchange rates, future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws or restrictions. Since the Fund will invest heavily in securities denominated or quoted in currencies other than the U.S. dollar, changes in foreign currency exchange rates will affect the value of securities in the portfolio and the unrealized appreciation or depreciation of investments insofar as U.S. investors are concerned. In addition, with respect to certain foreign countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could affect investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rates of inflation, capital reinvestment, resources, self-sufficiency and balance of payments position. Certain foreign investments may also be subject to foreign withholding taxes. These risks are often heightened for investments in smaller capital markets and developing countries of Asia.

     Most of the securities held by the Fund will not be registered with the Commission, nor will the issuers thereof be subject to the reporting requirements of such agency. Accordingly, there may be less publicly available information about a foreign company than about a U.S. company, and such foreign companies may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those to which U.S. companies are subject. As a result, traditional investment measurements, such as price/earnings ratios, as used in the United States, may not be applicable to certain smaller capital markets. Foreign companies, and companies in smaller capital markets in particular, are not generally subject to uniform accounting, auditing and financial reporting standards or to practices and requirements comparable to those applicable to domestic companies. Foreign markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have failed to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Brokerage commissions and other transaction costs on foreign securities exchanges are generally higher than in the United States. There is generally less government supervision and regulation of exchanges, brokers and issuers in foreign countries than there is in the United States.

     The operating expense ratio of the Fund can be expected to be higher than that of an investment company investing exclusively in U.S. securities since the expenses of the Fund, such as management and advisory fees and custodial costs, are higher.

     Investing in Developing Asian Securities Markets and Economies. The securities markets of developing Asian countries are not as large as the U.S. securities markets and have substantially less trading volume, resulting in a lack of liquidity and high price volatility. Certain markets, such as those of China, are in only the earliest stages of development. There is also a high concentration of market capitali-

                                                                      PROSPECTUS
zation and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of investors and financial intermediaries. Many of such markets also may be affected by developments with respect to more established markets in the region, such as in Japan. Developing Asian brokers typically are fewer in number and less capitalized than brokers in the United States. These factors, combined with the U.S. regulatory requirements for open-end investment companies and the restrictions on foreign investments discussed below, result in potentially fewer investment opportunities for the Fund and may have an adverse impact on the investment performance of the Fund.

     The investment objective of the Fund reflects the belief that the economies of the developing Asian countries will continue to grow in such a fashion as to provide attractive investment opportunities. At the same time, emerging economies present certain risks that do not exist in more established economies. Especially significant is that political and social uncertainties exist for some of these developing Asian countries. In addition, the governments of many of such countries have a heavy role in regulating and supervising the economy. Another risk common to most such countries is that the economy is heavily export oriented and, accordingly, is dependent upon international trade. The existence of overburdened infrastructure and obsolete financial systems also presents risks in certain countries, as do environmental problems. Certain economies also depend to a significant degree upon exports of primary commodities and, therefore, are vulnerable to changes in commodity prices which, in turn, may be affected by a variety of factors.

     Archaic legal systems in certain developing Asian countries also may have an adverse impact on the Fund. For example, while the potential liability of a shareholder in a U.S. corporation with respect to the acts of the corporation is generally limited to the amount of the shareholder's investment, the notion of limited liability is less clear in certain developing Asian countries. Similarly, the rights of investors in developing Asian companies may be more limited than those of shareholders of U.S. corporations.

     Certain of the risks associated with international investments and investing in smaller capital markets are heightened for investments in developing Asian countries. For example, some of the currencies of developing Asian countries have experienced devaluations relative to the U.S. dollar, and major adjustments have been made periodically in certain of such currencies. Certain countries, such as India, face serious exchange constraints.

     Inflation accounting rules in some developing Asian countries require, for companies that keep accounting records in the local currency, for both tax and accounting purposes, that certain assets and liabilities be restated on the company's balance sheet in order to express items in terms of currency of constant purchasing power. Inflation accounting may indirectly generate losses or profits for certain developing Asian companies.

     Satisfactory custodial services for investment securities may not be available in some developing Asian countries, which may result in the Fund incurring additional costs and delays in providing transportation and custody services for such securities outside such countries.

     Certain developing Asian countries, such as the Philippines and India, are especially large debtors to commercial banks and foreign governments. In addition, trading in sovereign debt issued or guaranteed by governmental entities in developing Asian countries involves a high degree of risk. These risks are discussed below in "Risk Factors Associated with Investment in Certain Debt Securities."

     Restrictions on Foreign Investments. Some developing Asian countries prohibit or impose substantial restrictions on investments in their capital markets, particularly their equity markets, by foreign entities such as the Fund. As illustrations, certain countries may require governmental approval prior to investments by foreign persons or limit the amount of investment by foreign persons in a particular company or limit the investment by foreign persons to only a specific class of securities of a company which may have less advantageous terms (including price) than securities of the company available for purchase

PROSPECTUS
by nationals. Certain countries may restrict investment opportunities in issuers or industries deemed important to national interests.

     The manner in which foreign investors may invest in companies in certain developing Asian countries, as well as limitations on such investments, also may have an adverse impact on the operations of the Fund. For example, the Fund may be required in certain of such countries to invest initially through a local broker or other entity and then have the shares that were purchased re-registered in the name of the Fund. Re-registration may in some instances not be able to occur on a timely basis, resulting in a delay during which the Fund may be denied certain of its rights as an investor, including rights as to dividends or to be made aware of certain corporate actions. There also may be instances where the Fund places a purchase order but is subsequently informed, at the time of re-registration, that the permissible allocation of the investment to foreign investors has been filled, depriving the Fund of the ability to make its desired investment at that time.

     Substantial limitations may exist in certain countries with respect to the Fund's ability to repatriate investment income, capital or the proceeds of sales of securities by foreign investors. The Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to the Fund of any restrictions on investments. In addition, even where there is no outright restriction on repatriation of capital, the mechanics of repatriation may affect certain aspects of the operations of the Fund. For example, funds may be withdrawn from China only in U.S. or Hong Kong dollars and only at an exchange rate established by the government once each week.

     A number of publicly traded closed-end investment companies have been organized to facilitate indirect foreign investment in developing Asian countries, and certain of such countries, such as Thailand and South Korea, have specifically authorized such funds. There also are investment opportunities in certain of such countries in pooled vehicles that resemble open-end investment companies. As discussed above, the Fund's investment in these companies will be subject to certain percentage limitations of the 1940 Act. See "Additional Discussion Regarding Permitted Investment Activities--Other Investment Companies." This restriction on investments in securities of investment companies may limit opportunities for the Fund to invest indirectly in certain developing Asian countries. Shares of certain investment companies may at times be acquired only at market prices representing premiums to their net asset values.

     In certain countries, banks or other financial institutions may be among the leading companies or have actively traded securities. The 1940 Act restricts the Fund's investments in any equity securities of an issuer which, in its most recent fiscal year, derived more than 15% of its revenues from "securities related activities," as defined by the rules thereunder. These provisions may restrict the Fund's investments in certain foreign banks and other financial institutions.

     Limitations on Share Transactions. To permit the Fund to invest the net proceeds from the sale of its shares in an orderly manner, the Fund may, from time to time, suspend the sale of its shares, except for dividend reinvestment. The Fund also reserves the right to limit the number of its shares that may be purchased by a person during a specified period of time or in the aggregate.

RISKS OF HEDGING STRATEGIES

     Participation in the options or futures markets and in currency exchange transactions involves investment risks and transaction costs to which the Fund would not be subject absent the use of these strategies. If the investment adviser's predictions of movements in the direction of the securities, foreign currency and interest rate markets are inaccurate, the adverse consequences to the Fund may leave the Fund in a worse position than if such strategies were not used. Risks inherent in the use of options, foreign currency and futures contracts and options on futures contracts include (1) dependence on the investment

                                                                      PROSPECTUS
adviser's ability to predict correctly movements in the direction of interest rates, securities prices and currency markets; (2) imperfect correlation between the price of options and futures contracts and options thereon and movements in the prices of the securities or currencies being hedged; (3) the fact that skills needed to use these strategies are different from those needed to select portfolio securities; (4) the possible absence of a liquid secondary market for any particular instrument at any time; (5) the possible need to defer closing out certain hedged positions to avoid adverse tax consequences; and (6) the possible inability of the Fund to purchase or sell a portfolio security at a time that otherwise would be favorable for it to do so, or the possible need for the Fund to sell a portfolio security at a disadvantageous time, due to the need for the Fund to maintain "cover" or to segregate securities in connection with hedging transactions. See "Additional Information on Fund Investments" and "Tax Information" in the SAI.

     The Fund will generally purchase options and futures on an exchange only if there appears to be a liquid secondary market for such options or futures; the Fund will generally purchase over-the-counter options only if management believes that the other party to the options will continue to make a market for such options. However, there can be no assurance that a liquid secondary market will continue to exist or that the other party will continue to make a market. Thus, it may not be possible to close an options or futures transaction. The inability to close options and futures positions also could have an adverse impact on the Fund's ability to effectively hedge its portfolio. There is also the risk of loss by the Fund of margin deposits or collateral in the event of bankruptcy of a broker with whom the Fund has an open position in an option, a futures contract or related option.

RISK FACTORS ASSOCIATED WITH INVESTMENT IN CERTAIN DEBT SECURITIES

     Lower Rated Debt Securities. Securities rated in the medium to low rating categories of NRSROs such as Standard & Poor's Corporation ("S&P") and Moody's Investors Service, Inc. ("Moody's") and unrated securities of comparable quality (referred to herein as "high yield/high risk securities") are predominantly speculative with respect to the capacity to pay interest and repay principal in accordance with the terms of the security, generally involve a greater volatility of price than securities in higher rating categories, may have call or redemption features which would permit the issuer to repurchase securities from the Fund, are less liquid than higher rated securities, and may have their value and liquidity negatively impacted by adverse publicity and investor perceptions. See "Appendix" in the SAI. These securities are commonly referred to as "junk bonds". In purchasing such securities, the Fund will rely on the investment adviser's judgment, analysis and experience in evaluating the creditworthiness of an issuer of such securities. The investment adviser will take into consideration, among other things, the issuer's financial resources, its sensitivity to economic conditions and trends, its operating history, the quality of the issuer's management and regulatory matters. The Fund is not authorized to purchase debt securities that are in default, except that the Fund may invest in sovereign debt which is in default, provided that not more than 5% of its total assets is invested in sovereign debt (including sovereign debt which is in default). For a further discussion of the risks associated with investment in high yield/high risk securities, see "Additional Information Fund Investments" in the SAI.

     Sovereign Debt. The sovereign debt instruments in which the Fund may invest involve great risk and are deemed to be the equivalent in terms of quality to high yield-high risk securities. The Fund may have difficulty disposing of certain sovereign debt obligations because there may be no liquid secondary trading market for such securities. The Fund may invest up to 5% of its total assets in sovereign debt, including sovereign debt which is in default.

PROSPECTUS

                       ADDITIONAL INVESTMENT RESTRICTIONS

     As matters of fundamental policy, the Fund may not:

     1. Purchase securities of any one issuer (other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) if, immediately after such purchase, more than 5% of the value of the Fund's total assets would be invested in the securities of such issuer, or more than 10% of the issuer's outstanding voting securities would be owned by the Fund, except that up to 25% of the value of the Fund's total assets may be invested without regard to these limitations.

     2. Purchase any securities which would cause 25% or more of the value of the Fund's total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that (a) there is no limitation with respect to U.S. Government Obligations and repurchase agreements secured by such obligations;
(b) wholly owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents; and (c) utilities will be divided according to their services, for example, gas, gas transmission, electric and gas, electric and telephone will each be considered a separate industry.

     3. Make loans, borrow money or issue senior securities, except under certain circumstances, and subject to certain percentage limitations, specified above and in the SAI.

     Except as described above under "Borrowings," if a percentage limitation is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in the value of the Fund's portfolio securities will not constitute a violation of such limitation.

                                                                      PROSPECTUS

              MANAGEMENT, ADVISORY AND OTHER SERVICE ARRANGEMENTS

THE BOARD OF TRUSTEES
     The business and affairs of the Trust are managed under the direction and control of its Board of Trustees. The names and principal occupations of the Trustees of the Trust are listed below. Trustees deemed to be "interested persons" of the Trust for purposes of the 1940 Act are indicated by an asterisk.


                          POSITION(S) HELD
   NAME AND ADDRESS        WITH THE TRUST                       PRINCIPAL ORGANIZATION
   ----------------        --------------                       ----------------------
Walter J. Laskey*            Trustee and       Executive Vice President of Bank of Hawaii--Private
                             Chairperson       Client and Institutional Services (1993-present)
Irimga McKay*           Trustee and President  Senior Vice President of BISYS Fund Services (1994-
                                               present); Senior Vice President of Concord Financial
                                               Group (1986-1994)
Douglas Philpotts*             Trustee         Chairman of the Board of Directors (1992-1994),
                                               President (1986-1992), and Director (1984-present) of
                                               Pacific Century
Richard W. Gushman, II         Trustee         President and Chief Executive Officer of OKOA, Inc.
                                               (1985-present); Adviser to RAMPAC, Inc.
Stanley W. Hong                Trustee         President and Chief Executive Officer of the Chamber of
                                               Commerce of Hawaii (1996-present); Business Consultant
                                               (1994-present)
Russell K. Okata               Trustee         Executive Director of Hawaii Government Employees
                                               Association (1981-present)
Oswald K. Stender              Trustee         Trustee of Bernice Pauahi Bishop Estate (1990-present);
                                               Director of Hawaiian Electric Industries, Inc.
                                               (1993-present)


     Trustees of the Trust who are not officers or employees of the Trust, BISYS, or Pacific Century are entitled to receive from the Trust a quarterly retainer and a fee for each Board of Trustees meeting attended. All Trustees are reimbursed for all reasonable out-of-pocket expenses relating to attendance at meetings.

THE ADVISER

     Pursuant to an Advisory Agreement, the Fund is advised by Pacific Century, whose address is Financial Plaza of the Pacific, 111 S. King Street, Honolulu, Hawaii 96813. Pacific Century is a Hawaii corporation organized in 1898 and is the largest trust company in the State of Hawaii, both in terms of assets under administration and assets under management. As of July 31, 1997, Pacific Century had approximately $7.5 billion of client financial assets under management. Pacific Century is a division of Bank of Hawaii, the largest banking organization headquartered in the State of Hawaii, with approximately $12.6 billion of assets as of July 31, 1997, and branches and offices throughout the Pacific Basin, including Guam, Singapore, Tokyo, Seoul and Taiwan. All shares of Bank of Hawaii are owned by Pacific Century Financial Corporation (formerly Bancorp Hawaii, Inc. "Pacific Century Financial") and Bank of Hawaii's Directors (each of whom owns qualifying shares as required by Hawaii law). Pacific Century Financial is a bank holding company, registered under the Bank Holding Company Act of 1956, as amended, and its common stock is listed and traded on the New York Stock Exchange (the "Exchange"). Pacific Century Financial files annual and

PROSPECTUS
periodic reports with the Commission and the Exchange, which are available for public inspection. Pacific Century is not authorized to and does not carry on a banking business.

     The actual management of each series of the Trust, including the Fund, is coordinated by Pacific Century's investment unit, which is staffed with more than 40 people, including 5 Chartered Financial Analysts and 9 M.B.A.'s. All investment decisions of Pacific Century with respect to the Fund's portfolio are made by a committee, and no person is primarily responsible for making recommendations to the committee. Pacific Century has served as investment adviser to other investment companies since 1984. These include the Hawaiian Tax-Free Trust, with assets exceeding $660 million as of July 31, 1997, and the Cash Assets Trust, with assets of approximately $736 million as of July 31, 1997.

     Subject to the supervision of the Board of Trustees, Pacific Century will provide a continuous investment program for the domestic portion of the Fund's portfolio, including investment research and management with respect to all domestic securities and investments and cash equivalents in the Fund. Pacific Century will determine from time to time what domestic securities and other investments will be purchased, retained or sold by the Trust with respect to the Fund. Pacific Century will provide the services under the Advisory Agreement in accordance with each of the Fund's investment objectives, policies, and restrictions. In addition, Pacific Century will provide oversight of the Fund's Sub-Adviser.

     For its services, Pacific Century is entitled to monthly advisory fees at the annual rate of 0.90% of the Fund's average daily net asset value. The Fund's advisory fee is higher than that paid by most other investment companies; however, it is comparable if not lower than that paid by many other funds that invest primarily in the Asian markets. For the fiscal year ended July 31, 1997, the advisory fee paid by the Fund to Pacific Century as a percentage of average daily net assets for services provided under the Advisory Agreement was 0.90%.

THE SUB-ADVISER

     Nicholas-Applegate Capital Management (Hong Kong) LLC has been retained as Sub-Adviser to the Fund. Pursuant to a separate sub-advisory agreement with Pacific Century (the "Sub-Advisory Agreement"), the Sub-Adviser provides investment advisory services with respect to management of the foreign component of the Fund's portfolio, including investment research with respect to all foreign securities, currencies and cash equivalents in the Fund.

     The Sub-Adviser is a California limited liability company located at 600 W. Broadway 29th Floor, San Diego, CA 92101, and is part of an investment management organization which together manage approximately $31 billion as of July 31, 1997 through a variety of investment products and services. The Sub-Adviser is registered as an investment adviser with the Commission under the Investment Advisers Act of 1940. The Sub-Adviser specializes in the management of equities in Asia.

     For its services under the Sub-Advisory Agreement, Pacific Century pays the Sub-Adviser a fee equal to 0.50% of the Fund's average daily net assets, computed daily and payable quarterly. The fee paid by Pacific Century to the Sub-Adviser represents a portion of the 0.90% investment advisory fee paid to Pacific Century. The Fund does not pay any incremental fee for the services of the Sub-Adviser.

     All investment decisions of the Sub-Adviser with respect to the Fund are made by a committee, and no person is primarily responsible for making recommendations to the committee.

THE SPONSOR, ADMINISTRATOR AND DISTRIBUTOR

     BISYS is the administrator for the Fund, and also acts as the Trust's principal underwriter and distributor. BISYS generally assists in all aspects of the administration and operation of the Fund. For expenses assumed and services provided as administrator pursuant to its Administration Agreement with the Trust, BISYS is entitled to receive a fee from the Fund, computed daily and paid monthly, at an annual rate equal to 0.20% of the average daily net assets of the Fund.

                                                                      PROSPECTUS

     For the fiscal year ended July 31, 1997, the ratio of total expenses for the Class A shares of the Fund to average net assets was 2.58% (excluding waivers).

     In addition, BISYS, as the principal underwriter of the Fund within the meaning of the 1940 Act, has entered into a Distribution Agreement with the Trust pursuant to which BISYS has the responsibility for distributing shares of the Fund. The Distribution Agreement provides that BISYS shall act as agent for the Fund for the sale of its shares and may enter into selling agreements with banks, broker/dealers or other financial institutions to market and make available shares to their respective customers. For its services, BISYS is entitled to a fee, as set forth in the separate Distribution and Shareholder Servicing Plans for each of the Class A and Class B shares (each a "Distribution Plan") between BISYS and the Trust on behalf of the Fund. The Distribution Plan for the Class A shares provides that, with respect to the Class A and Class B shares, BISYS is entitled to receive from the Fund a fee in an amount not to exceed on an annual basis 0.75% of the average daily net asset value of each Fund's Class A shares. The Distribution Plan for the Class B shares provides that BISYS is entitled to receive from each Fund a fee in an amount not to exceed on an annual basis 1.00% of the average daily net asset value of each Fund's Class B shares. The Funds had not yet begun to offer Class B share publicly at the date of this prospectus. Accordingly, no payments had yet been made pursuant to the Class B Distribution Plan. Fees under each of the Distribution Plans compensate BISYS for the following: (a) payments BISYS makes to banks and other prospectus institutions and industry professionals, broker/dealers, including Pacific Century, BISYS and their affiliates or subsidiaries, pursuant to an agreement in connection with providing administrative support services to the holders of the Fund's Class A or Class B shares; or (b) payments to financial institutions and industry professionals (such as insurance companies, investment counselors, and BISYS' affiliates and subsidiaries) in consideration for the sales support services provided and expenses assumed in connection with distribution assistance, including but not limited to printing and distributing Prospectuses to persons other than current Class A or Class B shareholders of the Fund, printing and distributing advertising and sales literature and reports to prospective Class A or Class B investors in connection with the sale of the Fund's Shares, and providing personnel and communication equipment used in servicing shareholder accounts and responding to prospective Class A or Class B shareholder inquiries. BISYS may enter into selling agreements with one or more selling agents under which such agents may receive compensation from BISYS for sales support services, including, but not limited to, commissions or other payments to such agents based on the average daily net assets of the Class A or Class B shares of each Fund.

     The distribution fee shall be paid to BISYS only to compensate or to reimburse it for actual payments or expenses incurred as described above. The actual distribution fee payable to BISYS is determined, within such limit, from time to time by mutual agreement between the Trust and BISYS, and may not exceed the maximum fee payable under the Conduct Rules of the NASD. Until further notice, BISYS voluntarily intends to waive a portion of the distribution fee for the current fiscal year such that the distribution fee payable by the Fund will not exceed 0.25% of the average daily net asset value attributable to the Fund's Class A shares on an annual basis. No Fund's Class A or Class B shares will be liable for distribution expenditures made by BISYS in any given year in excess of the maximum amount payable under the Distribution Plan for the Fund in that year. BISYS is a broker-dealer registered with the Commission, and is a member of the NASD.

     As noted above, the Fund also offers Class Y Shares, which are made available only to certain investors. The Class Y shares are not subject to any distribution fees or entitled to benefits under the Distribution Plan.

OTHER SERVICE ARRANGEMENTS


     BISYS Fund Services, Inc. (the "Transfer Agent"), 3435 Stelzer Road, Columbus, Ohio 43219-3035, serves as the Trust's transfer agent and dividend disbursing agent. Ernst & Young LLP, One


PROSPECTUS

Columbus, Suite 2300, 10 West Broad Street,
Columbus, Ohio 43215, serves as independent auditors for the Trust.

                    VALUATION OF CLASS A AND CLASS B SHARES


     The net asset value of the Class A and Class B shares of the Fund is determined and their shares are priced as of the close of the Exchange (currently 4:00 p.m., Eastern Time) (the "Valuation Time") each Business Day. As used herein, a "Business Day" is a day on which the Exchange is open for trading and any other day (other than a day on which no shares of the Fund are tendered for redemption and no order to purchase shares is received) during which there is sufficient trading in the Fund's portfolio securities that the Fund's net asset value per share might be materially affected. The Exchange will not be open in observance of the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Net asset value per share for Class A and Class B shares is calculated by determining the value of such class's proportional interest in the securities and other assets of the Fund, less (i) such class's proportional share of general liabilities and (ii) liabilities allocable only to such class, and dividing such amount by the number of shares of the class outstanding. The net asset value per share of the Fund will fluctuate as the value of its investment portfolio changes. The per share net asset value of Class A shares generally will be higher than the per share net asset value of Class B shares reflecting the daily expense accruals of the distribution fees applicable to the Class B shares.


     Except for debt obligations with remaining maturities of 60 days or less, which are valued at amortized cost, assets are valued at current market prices, or if such prices are not readily available, at fair value as determined in good faith by the investment adviser in accordance with the procedures adopted by the Trustees. If the adviser is unable to make such determination in accordance with the procedures, the securities and assets will be valued at fair value as determined by the Board of Trustees. Prices used for such valuations may be provided by independent pricing services. For further information about valuation of investments in the Fund, see the SAI.

                   HOW TO PURCHASE CLASS A AND CLASS B SHARES

PURCHASE OF SHARES


     Class A and Class B shares of the Fund are sold on a continuous basis. Investors may purchase Class A and Class B shares of the Fund by completing and signing an account registration form ("Account Registration Form") and mailing it, together with a check (or other negotiable bank draft or money order) payable to the Trust, in at least the minimum initial purchase amount, to your Participating Organization or to Pacific Capital Funds, P.O. Box 182130, Columbus, Ohio 43218-2130. Subsequent purchases of shares of the Fund may be made at any time by mailing a check (or other negotiable bank draft or money order) payable to the Trust, to the Transfer Agent at the above address or to your Participating Organization.


     Class A and Class B shares of the Fund may also be purchased through procedures established by BISYS in connection with requirements of qualified accounts maintained by or on behalf of certain persons ("Customers") by banks, institutions or industry professionals, such as broker/dealers, who have entered into an agreement with BISYS ("Participating Organizations") under each of the Distribution Plans. See, "Management, Advisory and Other Service Ar-

                                                                      PROSPECTUS
rangements." BISYS' principal office is located at 3435 Stelzer Road, Columbus, Ohio 43219-3035.


     Class A and Class B shares of the Fund sold to Participating Organizations acting in a fiduciary, advisory, custodial or other similar capacity on behalf of a customer will normally be held of record by the Participating Organization. With respect to shares so sold, it is the responsibility of the Participating Organization to transmit purchase or redemption orders to the Transfer Agent and to deliver federal funds for purchase on a timely basis. Beneficial ownership of shares of the Fund will be recorded by the Participating Organization and reflected in the account statements provided by the Participating Organization to the customer.



     If an Account Registration Form has been previously received by the Transfer Agent, investors may also purchase Class A and Class B shares by telephoning the Pacific Capital Funds at 800-258-9232. Payment for Class A and Class B shares ordered by telephone may be made by check or by electronic transfer and must be received by the Trust's Custodian within three days of the telephone order. If payment is not received within three days or a check timely received does not clear, the purchase may be canceled and the investor could be liable for any losses or fees incurred. In the case of purchases of Class A and Class B shares effected by wiring funds to the Trust's Custodian, investors must call the Pacific Capital Funds at 800-258-9232 to obtain instructions regarding the bank account number into which the funds should be wired and other pertinent information. If you have opened an account through a Participating Organization, you should telephone the Participating Organization to make further investments.


     Class A and Class B shares of the Fund are purchased at the public offering price per share, which is the net asset value per share (see, "Valuation of Class A and Class B shares") next determined after receipt by the Transfer Agent of an order to purchase shares in good form plus the applicable sales charge as described below. The Participating Organizations are responsible for the prompt transmission of purchase orders to the Transfer Agent. Purchases of Class A and Class B shares of the Fund will be effected only on a Business Day of the Fund. An order received by the Transfer Agent prior to the Valuation Time on any Business Day will be executed based on the net asset value determined as of the Valuation Time on the date of receipt. An order received by the Transfer Agent after the Valuation Time on any Business Day will be executed based on the net asset value determined as of the next Business Day.

     The minimum investment for an investor's initial purchase of Class A and Class B shares of the Fund is $1,000. The minimum investment for subsequent purchases of Class A and Class B shares is $50. The minimum initial investment amount for IRAs is $250. As discussed below, the minimum initial investment amount for Auto Invest Plan participants is $100.

     Depending upon the terms of a particular customer account, a Participating Organization may charge a customer's account fees for automatic investment and other cash management services provided in connection with investment in the Fund. Information concerning these services and any charges will be provided by the relevant Participating Organization. This Prospectus should be read in conjunction with any such information received from the Participating Organization.


     The Trust reserves the right to reject any order for the purchase of its Class A or Class B shares in whole or in part. No third party checks will be accepted.


     Every shareholder will receive a confirmation of each new transaction in the shareholder's account. In the case shares held of record by a Participating Organization but beneficially owned by a customer, confirmations of purchases, exchanges and redemptions of shares by a Participating Organization will be sent to the customer by the Participating Organization. Certificates representing shares will not be issued.

PROSPECTUS

SALES CHARGES

CLASS A SHARES

     The public offering price of a Class A Share of the Fund equals its net asset value plus a sales charge. BISYS receives this sales charge as principal underwriter and will reallow a portion of it to broker/dealers or other financial institutions as dealer discounts and brokerage commissions. From time to time dealers who receive dealer discounts and broker commissions from BISYS may reallow a portion of such dealer discounts and broker commissions to other dealers or brokers. BISYS may elect to reallow a higher percentage of the sales charge stated below to selected brokers and dealers for all sales with respect to which orders are placed with BISYS during a particular period. At BISYS' discretion, the entire sales charge may at times be re-allowed as dealer discounts and brokerage commissions. If the entire sales charge is reallowed to a broker/dealer or financial institution, it may be deemed an "underwriter" under the Securities Act of 1933, as amended.

                                                                    SALES CHARGE AS    DEALER ALLOWANCE
                                                 SALES CHARGE AS    A PERCENTAGE OF    AS A PERCENTAGE
                                                 A PERCENTAGE OF      NET AMOUNT         OF OFFERING
              AMOUNT OF PURCHASE                 OFFERING PRICE        INVESTED             PRICE
              ------------------                 ---------------    ---------------    ----------------
Less than $25,000..............................       5.25%              5.54%              4.73%
$25,000 or more but less than $50,000..........       4.75%              4.99%              4.28%
$50,000 or more but less than $100,000.........       4.25%              4.44%              3.83%
$100,000 or more but less than $250,000........       3.75%              3.90%              3.38%
$250,000 or more but less than $500,000........       3.25%              3.36%              2.93%
$500,000 or more but less than $1,000,000......       2.75%              2.83%              2.48%
$1,000,000 or more.............................       0.00%              0.00%              0.00%


     Class A shares are offered at net asset value without an initial sales charge for purchases of $1 million or more, but such purchases are subject to a Contingent Deferred Sales Charge equal to 1% of the lesser of the value of the shares redeemed (exclusive of reinvested dividends and capital gains distributions) or the total cost of such shares in the event of a share redemption within twelve months following the purchase. The Distributor will provide additional compensation to securities dealers in an amount up to 1.00% of the offering price of Class A shares of the Funds for individual sales of $1 million to $5 million and 0.50% of the offering price of Class A shares of the Funds for individual sales over $5 million.


     The sales charges set forth in the tables above are applicable to purchases made at one time by any purchaser (a "Purchaser"), which term shall mean: (i) an individual, his or her spouse and children under the age of 21, if any; (ii) a trustee or other fiduciary of a single trust estate or single fiduciary account; or (iii) any other organized group of persons, whether incorporated or not, provided that such organization has been in existence for at least six months and has some bona fide business purpose other than the purchase of redeemable securities of a registered investment company. In order to qualify for a reduced sales charge, all orders from a Purchaser will have to be placed through a single investment dealer and identified at the time of purchase as originating from the same Purchaser, although such orders may be placed into more than one discrete account which identifies the Purchasers.

     BISYS, at its expense, will also provide additional compensation to dealers in connection with sales of shares of the Trust. Such compensation will include financial assistance to dealers in connection with conferences, sales or training programs for their employees, seminars for the public advertising campaigns regarding one or more Funds, and/or other dealer-sponsored special events. In some instances, this compensation will be made available only to certain dealers whose representatives have sold a significant amount of such shares. Compensation will include payment for travel expenses, including lodging, incurred in connection with trips taken by invited registered representatives and members of their fami-

                                                                      PROSPECTUS
lies to locations within or outside of the United States for meetings or seminars of a business nature. Compensation will also include the following types of non-cash compensation offered through sales contests: (1) vacation trips, including the provision of travel arrangements and lodging, (2) tickets for entertainment events (such as concerts, cruises and sporting events), and
(3) merchandise (such as clothing, trophies, clocks and pens). Dealers may not use sales of the Trust's Shares to qualify for this compensation to the extent such may be prohibited by the laws of any state or any self-regulatory agency, such as the NASD. None of the aforementioned compensation is paid for by the Funds or their shareholders.

REDUCED SALES CHARGES

CLASS A SHARES

     SALES CHARGE WAIVERS--The following classes of investors may purchase Class A shares of the Fund with no sales charge in the manner described below (any of which may be changed or eliminated at any time by BISYS):

     (1) Existing shareholders of the Fund, upon the reinvestment of dividend and capital gain distributions;

     (2) Officers, trustees, directors, employees and retired employees of the Trust, Pacific Century Financial and its affiliates, and of BISYS and its affiliates (and spouses and children of each of the foregoing);

     (3) With the exception of investors for whom Pacific Century Investment Services provides custodial services, investors for whom Pacific Century Financial or one of its affiliates acts in a fiduciary, advisory, custodial, agency or similar capacity;

     (4) Investors who purchase shares of the Fund through a retirement related payroll deduction plan, a 401(k) plan, a 403(b) plan, or a similar plan which by its terms permits purchases of shares; and

     (5) Orders placed on behalf of other investment companies distributed by the Distributor.

     The Trust permits the sale of its Class A shares at prices that reflect the reduction or elimination of the sales charge to investors who are members of certain qualified groups meeting the following requirements. A qualified group
(i) is a group or association, or a category of purchasers who are represented by a fiduciary, professional or other representative (other than a registered broker-dealer); (ii) satisfies uniform criteria which enable the Distributor to realize economies of scale in its costs of distributing shares; (iii) if it is a group or association, gives its endorsement or authorization to an investment program to facilitate solicitation of its membership by a broker or dealer, and
(iv) complies with the conditions of purchase that are set forth in any agreement entered into between the Trust and the group, representative or broker or dealer. At the time of purchase the investor, either directly or through a broker or dealer, must furnish the Transfer Agent with information sufficient to permit verification that the purchase qualifies for a reduced sales charge.

     The Distributor may waive the sales charge for an investor who purchases a Fund's Class A shares with the proceeds from the recent redemption of shares of any non-money market front-end or back-end load mutual fund. To the extent the sales load of the Fund in which such investor seeks to invest is higher than that of the fund with respect to which the redemption proceeds relate, the Distributor will waive only that portion of the Fund's sales load which equals the prior sales load paid. Any portion of the sales load which is not waived in accordance with the foregoing must be paid by the investor at the time of purchase. Purchases of Fund shares using redemption proceeds as described above must be made within 60 days of redemption from funds which are not a series of Pacific Capital Funds and within 120 days of redemption from funds which are series of Pacific Capital Funds. The Transfer Agent must be notified in writing by the investor, or by his or her financial institution, at the time the purchase is made. A copy of the investor's account statement showing such redemption must accompany such notice. BISYS also, from time to time, may waive the sales charge for all investors with respect to any Fund. The Transfer Agent must be notified in writing by the investor, or by his or her financial institution, at the time the

PROSPECTUS
purchase is made. A copy of the investor's account statement showing such redemption must accompany such notice. BISYS also, from time to time, may waive the sales charge for all investors with respect to the Fund.


     LETTERS OF INTENT--Any Purchaser may obtain a reduced sales charge by means of a written Letter of Intent which expresses the intention of such Purchaser to purchase a certain amount of the Fund's Class A shares within a period of 13 months. Each purchase of shares under a Letter of Intent will be made at the public offering price plus the sales charge applicable at the time of such purchase to a single transaction of the total dollar amount indicated in the Letter of Intent. A Letter of Intent may include purchases of shares made not more than 90 days prior to the date such Purchaser signs a Letter of Intent; however, the 13-month period during which the Letter of Intent is in effect will begin on the date of the earlier purchase to be included. The terms of the Letter of Intent and the escrow account associated therewith are described in the Account Registration Form. For further information, interested investors should contact the Transfer Agent or their Participating Organization. Letter of Intent privileges may be amended or terminated without notice at any time by the Trust.



     CONCURRENT PURCHASES AND RIGHT OF ACCUMULATION--A Purchaser may qualify for a reduced sales charge by (i) combining concurrent purchases of shares of the Fund with purchases of one or more of the other series of the Trust sold with a sales charge or (ii) combining a current purchase of shares of the Fund with prior purchases of shares of any of the other series of the Trust sold subject to a sales charge. The applicable sales charge is based on the sum of (a) the Purchaser's current purchase of shares of the Fund sold with a sales charge plus
(b) the then-current net asset value of all shares held by the Purchaser in any series of the Trust sold with a sales charge. To receive the applicable public offering price pursuant to the right of accumulation, shareholders must at the time of purchase provide the Transfer Agent or the Participating Organization with sufficient information to permit confirmation of qualification. Accumulation privileges may be amended or terminated without notice at any time by the Trust.


CLASS B SHARES

     The public offering price of a Class B share of a Fund equals its net asset value without the imposition of a sales charge at the time of purchase. However, Class B shares are subject to a contingent deferred sales charge ("CDSC") if the shares are redeemed within six years of purchase, at rates set forth below. After approximately eight years, Class B shares will automatically convert to Class A shares. See "Conversion of Class B shares to Class A shares" below, for more details. At the time of redemption, the CDSC will be based on the initial purchase price or the current market value of the shares being redeemed, whichever is less. A CDSC will not be imposed on amounts representing increases in net asset value above the net asset value at the time of purchase. There is no CDSC on shares acquired through investment of dividends. Imposition of the CDSC and the distribution fee on Class B shares is limited by the NASD asset-based sales charge rule.

     The following table sets forth the rates of the Class B CDSC:

                                                              CDSC AS A PERCENTAGE
                                                                OF DOLLAR AMOUNT
                    YEARS AFTER PURCHASE                       SUBJECT TO CHARGE
                    --------------------                      --------------------
1st year....................................................           5%
2nd year....................................................           4%
3rd year....................................................           3%
4th year....................................................           3%
5th year....................................................           2%
6th year....................................................           1%

                                                                      PROSPECTUS

     Solely for purposes of determining the number of years which have elapsed from the time of purchase of any Class B Shares, all purchases during a month will be aggregated and deemed to have been made on the last day of the month. In determining whether a CDSC is applicable to a redemption, the calculation will be made in the manner that results in the lowest possible charge being assessed. In this regard, it will be assumed that the redemption is first of shares held for more than six years or shares acquired pursuant to reinvestment of dividends or distributions both of which do not carry any CDSCs. It will then be assumed that the redemption is of shares held longest during the six year period, which will have the lowest CDSC.

     For example, assume an investor purchased 100 Class B shares with a net asset value of $10 per share (i.e., at an aggregate net asset value of $1,000) and in the eleventh month after purchase, the net asset value per share is $12 and, during such time, the investor has acquired five additional Class B shares through dividend reinvestment. If at such time the investor makes his first redemption of 50 Class B shares (producing proceeds of $600), five of such shares will not be subject to the charge because of dividend reinvestment. With respect to the remaining 45 Class B shares being redeemed, the charge will be applied only to the original cost of $10 per share and not to the increase in net asset value of $2 per share. Therefore, only $450 of the $600 redemption proceeds will be subject to the charge of 5.00%, totaling $22.50.

     The CDSC is waived on redemptions of Class B shares (i) following the death or disability (as defined in the Internal Revenue Code (the "Code")) of a shareholder (or both shareholders in the case of joint accounts), (ii) to the extent that the redemption represents a minimum required distribution from an IRA or a Custodial Account under Code Section 403 (b) (7) to a shareholder who has reached age 70 1/2, and (iii) to the extent the redemption represents the minimum distribution from retirement plans under Code Section 401 (a) where such redemptions are necessary to make distributions to plan participants.

CONVERSION OF CLASS B SHARES TO CLASS A SHARES

     After approximately eight years, Class B shares will automatically convert to Class A shares and will be subject to the lower Distribution and Shareholder Services fees charged to Class A shares.

     For purposes of conversion of Class A shares, shares received as dividends and other distributions paid on Class B shares in a shareholder's Fund account will be considered to be held in a separate sub-account. Each time any Class B shares in a shareholder's Fund account (other than those in the sub-account) convert to Class A shares, a pro-rata portion of the Class B shares in the sub-account will also convert to Class A shares.

     If a shareholder effects one or more exchanges among Class B shares of the Funds of the Trust during the six-year period, the Trust will aggregate the holding periods for the shares of each Fund of the Trust for purposes of calculating that six-year period. Because the per share net asset value of the Class A shares may be higher than that of the Class B shares at the time of conversion, a shareholder may receive fewer Class A shares than the number of Class B shares converted, although the dollar value will be the same.

     The conversion will be on the basis of the relative net asset value of the shares of the two classes, without the imposition of any sales load, fee or other charge. Conversion of Class B shares to Class A shares will not be deemed a purchase or sale of the shares for federal income tax purposes.

     Shares purchased through reinvestment of dividends in Class B shares will also convert automatically to Class A shares after approximately eight years.

     AUTO INVEST PLAN--The Auto Invest Plan enables Class A or Class B shareholders of the Fund to make regular monthly or quarterly purchases of Class A or Class B shares through automatic deductions from their bank accounts. With shareholder authorization, the Transfer Agent will deduct the amount specified from the shareholder's bank account which will automatically be invested in shares

PROSPECTUS
at the public offering price on the dates of the deduction. The required minimum initial investment when opening an account using the Auto Invest Plan is $100; the minimum amount for subsequent investments is $50. To participate in the Auto Invest Plan, shareholders should complete the appropriate section of the Account Registration Form which can be obtained by calling the Pacific Capital Funds at 800-258-9232. For a shareholder to change the Auto Invest Plan instructions the request must be made in writing to the Transfer Agent or your Participating Organization. Depending upon the terms of a particular customer account, a Participating Organization may charge a customer's account fees for services provided in connection with investment in the Fund. Information concerning these services and any charges will be provided by the Participating Organizations. This Prospectus should be read in conjunction with any such information received from the Participating Organizations.


     The Trust reserves the right to reject any order for the purchase of its Class A and Class B shares in whole or in part.

EXCHANGE PRIVILEGES


     Except as described below, Class A and Class B shareholders may exchange shares of the Fund on the basis of the relative net asset value of the shares exchanged, for the same class of any other series of the Trust. Class A shareholders may also exchange their shares for service class shares of the Cash Assets Trust, the Tax-Free Cash Assets Trust, or the U.S. Treasuries Cash Assets Trust. The exchange privilege may be exercised by shareholders so long as they maintain the respective minimum account balance in the Fund.


     To the extent that a holder of Class A shares exchanges into a Fund having a higher initial sales charge than that of the Fund from which the shareholder is exchanging, the shareholder will pay the sales charge differential at the time of the exchange. Class B shares of a Fund which are subject to a CDSC will be exchangeable on the basis of relative net asset value per share without the payment of any CDSC that might otherwise have been due upon redemption of the shares of the Fund. For purposes of computing the CDSC upon redemption of shares received in the exchange, the holding period will be measured from the date of purchase of the original shares and will retain the same CDSC rate as they had before the exchange, except that the rate will change to the new Fund's rate if that rate is higher. A CDSC rate that has increased will drop again with a future exchange into a Fund with a lower rate.


     For federal income tax purposes, an exchange of shares is deemed a sale on which a shareholder may realize capital gain or loss. Before an exchange can be effected, a shareholder must receive a prospectus of the series or fund into which the subject shares are to be exchanged. If you have previously elected the telephone exchange option on your Account Application, an exchange can be made by calling the Pacific Capital Funds at 800-258-9232 or your Participating Organization. Otherwise, exchanges may be made by forwarding a written request for exchange to the Transfer Agent or your Participating Organization. Exchange privileges may be exercised only in those states where shares of such series or fund may be legally sold, and may be amended or terminated at any time upon 60 days' notice.


                    HOW TO REDEEM CLASS A AND CLASS B SHARES

     Shareholders may redeem their Class A and Class B shares without charge on any day that net asset value is calculated (see, "Valuation of Class A and Class B Shares") and the shares may ordinarily be redeemed by mail or by telephone. However, if you purchase shares through a Participating Organization which serves as the shareholder of record, you must redeem through such institution. In all other cases, a completed Account Registration Form must have been received by the Transfer Agent before redemption requests may be honored. All or part of a customer's Class A and Class B shares may be

                                                                      PROSPECTUS
subject to redemption in accordance with instructions and limitations pertaining to his or her account held by a Participating Organization. For example, if a customer has agreed to maintain a minimum balance in his or her account, and the balance in that account falls below that minimum due to redemptions, the customer may be obliged to redeem, or the Participating Organization may be authorized to redeem the customer's shares for and on behalf of the customer.

REDEMPTION BY MAIL


     A written request for redemption must be received by the Transfer Agent or your Participating Organization in order to constitute a valid tender for redemption. The Transfer Agent and the Participating Organizations are responsible for the prompt transmission of redemption requests to the Transfer Agent. The Transfer Agent will require a signature guarantee by an eligible guarantor institution if (a) the redemption check is to be payable to anyone other than the Class A or Class B shareholder(s) of record or (b) a redemption check is to be mailed or proceeds are to be wired to the Class A or Class B shareholder(s) at an address other than the address of record or other than a commercial bank account designated on the Account Registration Form of such Class A or Class B shareholder(s) or (c) the redemption proceeds exceed $50,000. For purposes of this policy, the term "eligible guarantor institution" shall mean members of the STAMP (Securities Transfer Agents Medallion Program), MSP (New York Stock Exchange Medallion Signature Program) or SEMP (Stock Exchanges Medallion Program). Participants of STAMP, MSP, and SEMP are subject to dollar value limitations which must be considered when requesting their authorization. The Transfer Agent reserves the right to reject any signature guarantee if it has reason to believe that the transaction would otherwise be improper.


REDEMPTION BY TELEPHONE


     A shareholder may have the proceeds of redemption requests electronically transferred or mailed directly to a domestic commercial bank account previously designated by the shareholder on the Account Registration Form. Under most circumstances, such proceeds will be transmitted on the next Business Day following receipt of a valid request for redemption. If you authorize the telephone redemption option in your Account Registration Form such electronic redemption request may be made by the shareholder by telephone to the Pacific Capital Funds or your Participating Organization. The Transfer Agent reserves the right to reduce the amount of a wire redemption payment by its then-current wire redemption charge. As of the date of this Prospectus, there is no charge for wire redemptions. While this policy is subject to change at any time, it is not anticipated that such charge would exceed $7 per wire redemption. There is no charge for having proceeds of redemption requests mailed to a designated bank account. The Trust will not permit shareholders to change their accounts by telephone. For telephone redemptions, call the Pacific Capital Funds at 800-258-9232.


     Neither the Trust, the Fund, Pacific Century, the Distributor nor the Transfer Agent are liable for damages resulting from following instructions communicated by telephone that any of them reasonably believed to be genuine. The Trust will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. A description of the procedures employed by the Trust to confirm instructions communicated by telephone is contained in the Statement of Additional Information. This policy places the entire risk of loss for unauthorized or fraudulent transactions on the shareholder, except that if the Trust and BISYS do not follow reasonable procedures, some or all of them may be liable for any such losses.

     During times of drastic economic or market changes, telephone exchanges or redemptions may be difficult to implement. If you experience difficulty in making a telephone exchange or redemption, your exchange or redemption request may be made by regular or express mail, and it will be implemented at the next determined net asset value following receipt by the Transfer Agent.

PROSPECTUS

PAYMENTS TO CLASS A AND CLASS B SHAREHOLDERS

     Redemption orders are effected at the net asset value per share next determined after the Class A and Class B shares are properly tendered for redemption, as described above. The proceeds paid upon redemption of shares in the Fund may be more or less than the amount invested. Payment to shareholders for shares redeemed will be made within seven days after receipt by the Transfer Agent of the request for redemption. However, to the greatest extent possible, the Trust will attempt to honor requests from shareholders for next Business Day payments upon redemption of shares if the request for redemption is received by the Transfer Agent before 4:00 p.m., Eastern Time, on a Business Day or, if the request for redemption is received after 4:00 p.m., Eastern Time, to honor requests for payment within two Business Days, unless it would be disadvantageous to the Trust or the shareholders of the Fund to sell or liquidate portfolio securities in an amount sufficient to satisfy requests for payments in such manner.

     If the Trust is requested to redeem shares for which it has not yet received good payment, it may delay the forwarding of proceeds only until payment has been collected for the purchase of such shares. Such collection may take up to 15 days. To avoid delay in payment upon redemption shortly after purchasing shares, investors should purchase shares by certified or bank check or by wire transfer. The Trust intends to pay cash for all shares redeemed, but under abnormal conditions which make payment in cash inadvisable, the Trust may make payment wholly or partly in portfolio securities at their then-current market value equal to the redemption price, net of any CDSC. In such cases, an investor may incur brokerage costs in converting such securities to cash.

     Due to the relatively high cost of handling small accounts, the Trust reserves the right to redeem, at net asset value, the shares of any shareholder if, because of redemptions of shares by or on behalf of the shareholder, the account of such shareholder in the Fund has a value of less than $250 due to redemptions. Accordingly, an investor purchasing shares of the Fund in only the minimum investment amount may be subject to such involuntary redemption if he or she thereafter redeems some of his or her shares. Before the Trust exercises its right to redeem such shares and to send the proceeds to the shareholder, the shareholder will be given notice that the value of the shares of the Fund in his or her account is less than the minimum amount and will be allowed 60 days to make an additional investment in an amount which will increase the value of the account to at least $1,000.

AUTO WITHDRAWAL PLAN


     The Auto Withdrawal Plan enables Class A shareholders of the Fund to make regular monthly or quarterly redemptions of Class A shares. With shareholder authorization, the Transfer Agent will automatically redeem Class A shares at the net asset value on the dates of the withdrawal and have a check in the amount specified mailed to the shareholder. The required minimum withdrawal is $100. To participate in the Auto Withdrawal Plan, shareholders should call the Pacific Capital Funds for more information. Purchases of additional shares concurrent with withdrawals may be disadvantageous to certain shareholders because of tax liabilities and sales charges. To change the Auto Withdrawal Instructions or to discontinue the feature, a shareholder must submit a written request to the Transfer Agent or their Participating Organization.


                          DIVIDEND AND TAX INFORMATION

DIVIDENDS AND DISTRIBUTIONS

     The Fund will declare and pay dividends of substantially all of its net income quarterly. Distributable net realized capital gains are distributed at least annually to shareholders of record. A shareholder will automatically receive all income dividends and capital gains distributions in additional full and fractional shares of the same Class of shares held unless

                                                                      PROSPECTUS
the shareholder elects to receive such dividends or distributions in cash. Dividends elected to be received in cash may be deposited directly into a shareholder's financial institution account, provided the shareholder has completed the appropriate section of the Account Registration Form. Dividends and distributions are reinvested without a sales charge as of the ex-dividend date using the net asset value determined on that date and are credited to a shareholder's account on the payment date. Reinvested dividends and distributions receive the same tax treatment as dividends and distributions paid in cash. Dividends are generally taxable when received. However, dividends declared in October, November or December to shareholders of record during those months and paid during the following January are treated for tax purposes as if they were received by each shareholder on December 31 of the prior year. Elections to receive dividends or distributions in cash, or any revocation thereof, must be made in writing to Pacific Capital Funds, P.O. Box 182130, Columbus, Ohio 43218-2130, or to your Participating Organization and will become effective with respect to dividends and distributions having record dates after its receipt by the Transfer Agent.


TAX INFORMATION

     The Fund intends to continue to qualify as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"). If it does so qualify, it will not be liable for federal income taxes to the extent it distributes its income in the form of dividends and capital gains distributions. However, the Code contains a number of complex tests relating to such qualification and it is possible, although not likely, that the Fund might not meet one or more of these tests in any particular year. If it does not so qualify, it would be treated for tax purposes as an ordinary corporation, would receive no tax deduction for payments made to shareholders and would be unable to pass through foreign tax credits or pay dividends or distributions which would qualify as "capital gains dividends," as discussed below.

     Corporate shareholders are not expected to be entitled to the dividends received deduction with respect to dividends paid by the Fund.

     Capital gains dividends (net gains from the sale of capital assets held for more than 12 months over net short-term losses which a Fund distributes) are reportable by shareholders as capital gains. This is the case whether the shareholder takes his distribution in cash or elects to have the distribution reinvested in Fund shares and regardless of the length of time the shareholder has held his or her shares. The maximum capital gains rate for individuals is 28% with respect to assets held for more than 12 months, but not more than 18 months ("mid-term gains"), and 20% with respect to assets held for more than 18 months ("long-term gains"). The maximum capital gains rate for corporate shareholders currently is the same as the maximum tax rate for ordinary income.

     Short-term gains, when distributed, are taxed to shareholders as ordinary income. Capital losses of the Fund are not claimed by shareholders but carried forward by the Fund to offset gains in later years and thereby reduce the later-year capital gains distributions and amounts taxed to shareholders.

     The Fund's gains or losses on sales of securities will be long-term, mid-term or short-term depending upon the length of time the Fund has held such securities. Capital gains and losses of the Fund will also include gains and losses on futures and options, if any, including gains and losses actually realized on sales and exchanges and gains and losses deemed to be realized. Those deemed to be realized are on futures and options held by the Fund at year-end, which are "marked to the market," that is, deemed sold for the fair market value. Net gains or losses realized and deemed realized on Section 1256 futures and options contracts will be reportable by the Fund as long-term to the extent of 60% of the gains or losses and short-term to the extent of 40% regardless of the actual holding period of such investments.

     The Fund may, from time to time, invest in passive foreign investment companies ("PFICs"). PFICs are foreign corporations which derive a major-

PROSPECTUS
ity of their income from passive sources. For tax purposes, the Fund's investments in PFICs are subject to special tax provisions that may result in the taxation of certain gains realized by the Fund as ordinary income, plus an interest liability on such gains or on distributions from the PFIC. See "Tax Information" in the SAI.

     Gains or losses on disposition of debt securities denominated in a foreign currency attributable to fluctuations in the value of foreign currency between the date of acquisition of the security and the date of disposition are treated as ordinary gain or loss. These gains or losses increase or decrease the amount of the Fund's investment company taxable income available to be distributed to shareholders as ordinary income, rather than increasing or decreasing the amount of the Fund's net capital gain. If currency fluctuation losses exceed other investment company taxable income during a taxable year, distributions made by the Fund during the year would be characterized as a return of capital to shareholders, reducing the shareholder's basis in his or her Fund shares.

     The Fund may incur foreign income taxes in connection with some of its foreign investments. Certain of these taxes may be credited to shareholders. See "Tax Information" in the SAI.

     The Trust will be required to withhold, subject to certain exemptions, at a rate of 31% on dividends paid and redemption proceeds (including proceeds from exchanges) paid or credited to non-exempt shareholders of the Fund, if a correct Taxpayer Identification Number, certified when required, is not on file with the Trust or the Transfer Agent.

     Under the Code, dividends (but not net capital gain distribution) paid to a non-resident alien or other foreign shareholder may be subject to U.S. withholding tax at the rate of 30% (or a lower treaty rate).

     Information as to the federal tax status of the Trust's dividends and distributions will be mailed to shareholders annually.

TAX EFFECTS OF REDEMPTIONS

     A shareholder who redeems his or her shares or exchanges his or her shares for shares of another Fund generally will have a capital gain or loss (depending on whether the proceeds of the redemption are more or less than their tax basis, which is usually cost). In the case of an individual, any such capital gain will be treated as short-term capital gain if the shares were held for not more than 12 months, mid-term gain, taxable at the maximum rate of 28%, if such shares were held for more than 12, but not more than 18 months, and long-term capital gain, taxable at the maximum rate of 20%, if such shares were held for more than 18 months. In the case of a corporation, any such capital gain will be treated as long-term capital gain, taxable at the same rates as ordinary income, if such shares were held for more than 12 months. Any such capital loss will be treated as long-term capital loss if such shares were held for more than 12 months, and otherwise will be treated as short term capital loss. However, if the shares redeemed or sold were held for six months or less, any capital loss is treated as long-term to the extent of capital gains distributions received on such shares.

HAWAIIAN TAX INFORMATION

     The Fund, and dividends and distributions made by the Fund to Hawaii residents, will generally be treated for Hawaii income tax purposes in the same manner as they are treated under the Code for federal income tax purposes.

     Persons or entities who are not Hawaii residents should not be subject to Hawaii income taxation on dividends and distributions made by the Trust but may be subject to other state and local taxes.

                            ------------------------

     For further information regarding taxation, see "Tax Information" in the SAI. The foregoing is a general and abbreviated summary of the applicable provisions of the Code and Treasury regulations presently in effect, and state taxation.

                                                                      PROSPECTUS

     Shareholders are urged to consult their own tax advisers regarding specific questions as to federal, state, local or foreign taxes. Foreign investors should consider applicable foreign taxes in their evaluation of an investment in the Fund.

                              GENERAL INFORMATION

PERFORMANCE

     From time to time performance for the Class A and Class B shares of the Fund showing the Fund's average annual total return and aggregate total return may be presented in advertisements, sales literature and in reports to Class A and Class B shareholders. Such performance figures are based on historical earnings and are not intended to indicate future performance. Average annual total return will be calculated for the period since the establishment of the Fund, and will, unless otherwise noted, reflect the imposition of maximum sales charge. Average annual total return is measured by comparing the value of an investment in the Class A shares of the Fund at the beginning of the relevant period to the redemption value of the investment, after reflecting the reinvestment of any dividends or capital gains distributions, and annualizing the difference. Aggregate total return is calculated similarly to average annual total return except that the return figure is aggregated over the relevant period instead of annualized. From time to time, average annual total return and aggregate total return for the Class A shares of the Funds may also be calculated and advertised on the basis of an investment in a Fund at the net asset value per share or at net asset value per share plus a reduced sales charge, rather than the public offering price per share. In this case, the figure would not reflect the effect of a maximum sales charge that a Class A shareholder may have paid.

     Shareholders may also be provided with information comparing the performance of the Class A and Class B shares of the Fund to the performance of other mutual funds or mutual fund portfolios with comparable investment objectives and policies. This information may be based on data relating to various mutual fund or market indices such as those prepared by Dow Jones & Co., Inc. and Standard & Poor's Corporation or data prepared by Lipper Analytical Services, Inc. Comparisons may also be made to indices or data published in Money Magazine, Forbes, Barron's, The Wall Street Journal, The New York Times, Business Week, American Banker, Institutional Investor, Pensions and Investments, USA Today, Fortune, CDA/Weisenberger, Ibbotson Associates, Inc., Morningstar and regional periodicals and newspapers. General information about the Fund that appears in a publication such as those mentioned above may also be quoted or reproduced in advertisements or in reports to shareholders. Reports to shareholders may contain performance information on other series of the Trust.

     Total return is a function of the type and quality of instruments held in the portfolio, operating expenses, and market conditions. Consequently, current total return will fluctuate and is not necessarily representative of future results. Any fees charged by an affiliate of Pacific Century or a Participating Organization with respect to customer accounts for investing in shares of the Fund will not be included in performance calculations; such fees, if charged, would reduce the actual total return from that quoted.

     Because of differences in the fees and/or expenses borne by the classes of shares of the Fund, the average annual total return and aggregate total return of the Class B shares can be expected, at any given time, to be lower than the average annual total return and aggregate total return of Class A shares. Standardized total return quotations will be computed separately for Class A and Class B shares.

DESCRIPTION OF THE TRUST AND ITS SHARES

     CAPITALIZATION--The Trust was organized as a Massachusetts business trust on October 30, 1992, and currently consists of nine separately managed series. The Board of Trustees may establish addi-

PROSPECTUS
tional series in the future. The series of the Trust are: the Balanced Fund, Diversified Fixed Income Fund, Growth and Income Fund, Growth Stock Fund, New Asia Growth Fund, Short-Intermediate U.S. Treasury Securities Fund, Tax-Free Securities Fund, Tax-Free Short Intermediate Securities Fund and the U.S. Treasury Securities Fund, each with unlimited transferable shares of beneficial interest, no par value. When issued in accordance with the terms and procedures described in their respective Prospectuses, shares of each separately managed series are fully paid, non-assessable and freely transferable.

     Each series is comprised of three classes of shares--Class A, Class B and Class Y shares. The classes have identical rights with respect to the series of which they are a part, provided that there are certain matters which affect one class but not another. Currently, the only such matters are the existence of the Distribution Plans with respect to each of Class A and Class B shares but not any Class Y shares, the absence of any sales load with regard to the purchase or redemption of the Class Y shares, and the fact that a salesperson or other person entitled to receive compensation for selling or servicing Class A, Class B or Class Y shares may receive different compensation with respect to one such Class over the other Class in the same Fund. On all such matters, shareholders vote as a class, and not by series. Class Y shares have different expenses, and are subject to no sales charge, which may effect performance. A separate Prospectus applies to the Class Y shares of each series. Prospectuses relating to the Class Y shares of each series may be obtained by calling the telephone number listed on the first page of this Prospectus.

     VOTING--Shareholders have the right to vote on the election of Trustees and on any and all matters as to which, by law or the provisions of the Declaration of Trust of the Trust, they may be entitled to vote. All shares of the Trust have equal voting rights and will be voted in the aggregate, and not by class or series, except where voting by class or series is required by law or where the matter involved affects only one class or series. The Trust is not required to hold annual meetings of the Fund's shareholders, and does not intend to do so, in any fiscal year in which it is not required by law to elect Trustees. The Trustees are required to call a meeting for the purpose of considering the removal of persons serving as Trustee, if requested in writing to do so by the holders of not less than 10% of the outstanding shares of the Trust.

     SHAREHOLDER LIABILITY--Under Massachusetts law, shareholders of the Fund could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Trust's Declaration of Trust disclaims shareholder liability for acts or obligations of the Trust. The Declaration of Trust provides for indemnification out of the Fund's property for all loss and expense of any shareholder of the Fund held liable on account of being or having been a shareholder. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund would be unable to meet its obligations.

SHAREHOLDER INQUIRIES

     Shareholder inquiries may be addressed to the Fund at the address or telephone number set forth on the cover page of this Prospectus.

                                                                      PROSPECTUS

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

APPLICATION FOR PACIFIC CAPITAL FUNDS

PLEASE COMPLETE STEPS 1 THROUGH 5 AND MAIL TO:


PACIFIC CAPITAL FUNDS


P.O. BOX 182130, COLUMBUS, OH 43218-2130

1-800-258-9232                                      [PACIFIC CAPITAL FUNDS LOGO]

------------------------------------------------------------------------------------------------------------------------------------
  STEP 1  ACCOUNT REGISTRATION   PLEASE TYPE OR PRINT NAME EXACTLY AS ACCOUNT IS
                                 TO BE REGISTERED
  A. REGISTRATION

[ ]     Individual      1.    -----------------------------------------------------------------------------------------------------
                              First Name          Middle Initial        Last Name   Social Security Number

[ ]     Joint Account*  2.    ----------------------------------------------------------------------------------------------------
        (Use lines 1          First Name   Middle Initial   Last Name   Social Security Number
        and 2)                *JOINT ACCOUNTS WILL BE TENANTS WITH RIGHTS OF SURVIVORSHIP
                                              UNLESS OTHERWISE SPECIFIED.

[ ]     For a Minor     3.    ------------------------------------------------------------- Under the
        (Only one             Custodian's First Name     Middle Initial     Last Name
        custodian and         --------- Uniform Gifts/Transfers to Minors Act
        one minor             State
        are  permitted.)
                              Custodian For
                                            ---------------------------------------------------------------------------------------
                                             Minor's First Name      Middle Initial      Last Name     Minor's Social Security No.

[ ]     For Trust,      4.    -----------------------------------------------------------------------------------------------------
        Corporation,          (Name of Corporation or Partnership; PLEASE INDICATE TYPE OF
        Partnership or        ORGANIZATION. If a Trust, include the name and date of the
        other Entity          Trust Instrument. The name(s) of the Trustees in which
                              account will be registered should be listed below. Account for a Pension or Profit Sharing Plan or Trust may be
                              registered in the name of the Plan or Trust itself.)

                              -----------------------------------------------------------------------------------------------------
                              Tax I.D. Number         Trustee(s) or Authorized Individual         Title

------------------------------------------------------------------------------------------------------------------------------------
  B. MAILING ADDRESS AND TELEPHONE NUMBER

------------------------------------------------------------------------------------------------------------------------------------
Street or P.O. Box                  City         State         Zip Code

(          )
------------------------------------------------------------------------------------------------------------------------------------
Area Code   Daytime Telephone Number   Occupation   Employer's Name/Employer's Address    City     State

Citizen or resident of: U.S. [ ] Other [ ]  ____  Check here [ ] if you are a non U.S. Citizen or resident and not subject to back-up withholding.

                                    See certification in Step 5.


------------------------------------------------------------------------------------------------------------------------------------
  C. INVESTMENT DEALER OR BROKER: (Important -- to be competed by Dealer or Broker)

------------------------------------------------------------------------------------------------------------------------------------
Dealer Name    Branch Office Address    Branch Office City/State    Branch #

                                                  (      )
------------------------------------------------------------------------------------------------------------------------------------
Representative's Name    Rep #    Area Code Telephone #   [Agent User Dealer # / Branch #]

------------------------------------------------------------------------------------------------------------------------------------
  STEP 2  PURCHASE OF SHARES

  A. INITIAL INVESTMENT
   Make check payable to: Pacific Capital Funds   Minimum Initial Investment in any Fund is $1,000. Subsequent Investments, $50.

A.  B.                                                               A.  B.
[ ] N/A                                                              [ ] N/A Tax-Free Short Intermediate Securities
        U.S. Treasury Securities Fund              $ ---------               Fund                                       $ ---------
[ ] N/A Short Intermediate U.S. Treasury                             [ ] [ ]
        Securities Fund                            $ ---------               Growth Stock Fund                          $ ---------
[ ] [ ] Diversified Fixed Income Fund              $ ---------       [ ] N/A Balanced Fund                              $ ---------
[ ] [ ] Tax-Free Securities Fund                   $ ---------       [ ] [ ] Growth and Income Fund                     $ ---------
[ ] [ ] New Asia Growth Fund                       $ ---------               Total Investment                           $ ---------

------------------------------------------------------------------------------------------------------------------------------------
  B. DISTRIBUTIONS: All income dividends and capital gains distributions will be REINVESTED in additional shares at net asset value unless otherwise indicated below.

      Dividends are to be:  [ ] Reinvested  [ ] Paid in cash*  Capital Gains are to be:  [ ] Reinvested  [ ] Paid in cash*

    *FOR CASH DIVIDENDS, PLEASE CHOOSE ONE OF THE FOLLOWING OPTIONS:
    [ ] Wire directly into my financial institutional account. ATTACHED IS A VOIDED CHECK showing the account information where I would like the dividend deposited.
    [ ] Mail check to my address listed in Step 1B.
    [ ] Mail check as requested in Step 3F.

------------------------------------------------------------------------------------------------------------------------------------
  C. LETTER OF INTENT      I/we intend to invest in shares of one or more of the Pacific Capital Funds during the 13-month period
 (See Terms of Escrow      from the date of my first purchase pursuant to this Letter (which purchase cannot be more than 90 days
      for Letter           prior to the date of this Letter), an aggregate amount (excluding any reinvestment of dividends or
of Intent at the end of    distributions) of at least $25,000 which, together with my present holdings of Pacific Capital Fund
         this              shares (at public offering price on date of this Letter), will equal or exceed the minimum amount
     application).         checked below:*

-----------------------          [ ] $ 25,000   [ ] $   50,000  [ ] $ 100,000  [ ] $250,000
 Check appropriate box           [ ] $500,000     [ ] $1,000,000

    [ ] YES [ ] NO         *Accumulated investments must aggregate at least $100,000 for reduced sales charges to apply to purchases of shares of the Short-Intermediate U.S. Treasury Securities Fund or the Tax-Free Short
                            Intermediate Securities Fund.

------------------------------------------------------------------------------------------------------------------------------------
  STEP 3  SPECIAL FEATURES

  A. AUTOMATIC INVEST PROGRAM
-----------------------
 Check appropriate box
    [ ] YES [ ] NO


                            This option provides you with a convenient way to have amounts automatically drawn on your financial institution account and invested in your Pacific Capital Fund account. To establish this program, please complete Step 5, Sections A & B of this Application.


                            I wish to make regular monthly investments. The minimum initial purchase is reduced to $100 per Fund when you use this service. Subsequent minimum purchase is $50 for each Fund. YOU MUST ATTACH A
                            PRE-PRINTED DEPOSIT SLIP OR VOIDED CHECK.

                                               Amount
                            ----------- Fund   $ ---------   Please select how often you would like to have the amount(s)
                                                             shown above withdrawn from your checking account and invested
                            ----------- Fund   $ ---------   into the above selected Fund(s).
                            ----------- Fund   $ ---------   [ ] Once each month -- on     [ ] Twice each month on the 1st
                                                                 the 1st                       and the 16th
                                        Total  $ ---------   [ ] Once each month -- on     [ ] Once each quarter on the 1st
                                                                 the 16th                  beginning in the month of
                                                                                               -----------------.

------------------------------------------------------------------------------------------------------------------------------------
  B. TELEPHONE INVESTMENT
-----------------------
 Check appropriate box
    [ ] YES [ ] NO


                            This option provides you with a convenient way to add to your account at any time you wish by simply calling the Pacific Capital Funds toll-free at 1-800-258-9232. To establish this program, please complete Step 5, Sections A & B of this Application. YOU MUST ATTACH A PRE-PRINTED DEPOSIT SLIP OR
                            VOIDED CHECK.


------------------------------------------------------------------------------------------------------------------------------------
  C. AUTOMATIC WITHDRAWAL PLAN

Application must be
received in good order
at least two weeks
prior
to 1st actual
liquidation date.


-----------------------
 Check appropriate box
    [ ] YES [ ] NO


                            Please establish an Automatic Withdrawal Plan for this account, subject to the terms of the Automatic
                            Withdrawal Plan Provisions set forth below. To realize the amount stated below, BISYS Fund Services,
                            Inc. (the "Agent") is authorized to redeem sufficient shares from this account at the then current Net
                            Asset Value, in accordance with the terms below:


                            The minimum Automatic Withdrawal amount is $100 per Fund.

                                                             $ ---------------------------
                            ------------------------- Fund
                                                             $ ---------------------------
                            ------------------------- Fund
                                                      Total  $ ---------------------------

                   Please select how often you would like to have payments made from your account under the Automatic Withdrawal Plan.

                            [ ] Once each month -- on the    [ ] Twice each month on the 1st and 16th
                                1st
                            [ ] Once each month -- on the    [ ] Once each quarter on the 1st beginning in
                                16th                         the month of
                                                               -------------------- .

                   Please choose one of the following options:
                   [ ] Mail check to my address listed in Step 1a.
                   [ ] Mail check as requested in Step 3f.

-------------------------------------------------------------------------------------------------------------------------------
  D. 1. TELEPHONE EXCHANGE

This option allows you
to effect exchanges
among accounts in your
name within the Pacific
Capital group of Funds,
as described in the
Prospectus, by
telephone.

-----------------------
 Check appropriate box
    [ ] YES [ ] NO

                            The Agent is authorized to accept and act upon my/our or any other person's telephone instructions to execute the exchange of shares of one Pacific Capital Fund for one of the funds into which exchange is permitted, as designated in the Prospectus, with identical shareholder registration. The exchange will be executed at the relative net asset values of the two funds as next determined following receipt of such instructions.

                            Except for gross negligence in acting upon such telephone instructions to execute an exchange and subject to the conditions set forth herein, I (we) understand and agree to hold harmless the Agent, each of the Pacific Capital Funds, and their respective officers, directors, trustees, employees, agents and affiliates against any liability, damage, expense, claim or loss, including reasonable costs and attorney's fees resulting from acceptance of or acting or failure to act upon this Authorization.

                                                                    TO MAKE A TELEPHONE EXCHANGE, CALL THE AGENT AT 1-800-258-9232.
     2. TELEPHONE REDEMPTION
This option allows you
to effect telephone
redemptions, as
described in the
Prospectus.

-----------------------
 Check appropriate box
    [ ] YES [ ] NO

                            The Agent is authorized to accept and act upon my/our or any other person's telephone instructions to execute a redemption of shares of one or more Pacific Capital Funds. The redemption will be executed at net asset value next determined following receipt of such instructions.

                            Except for gross negligence in acting upon such telephone instructions to execute a redemption and subject to the conditions set forth herein, I (we) understand and agree to hold harmless the Agent, each of the Pacific Capital Funds, and their respective officers, directors, trustees, employees, agents and affiliates against any liability, damage, expense, claim or loss, including reasonable costs and attorney's fees resulting from acceptance of or acting or failure to act upon this Authorization.

                                                                 TO MAKE A TELEPHONE REDEMPTION, CALL THE AGENT AT 1-800-258-9232.

-------------------------------------------------------------------------------------------------------------------------------
  E. EXPEDITED REDEMPTION
The proceeds will be
deposited to your
financial institution
account listed.

-----------------------
 Check appropriate box
    [ ] YES [ ] NO
TO MAKE AN EXPEDITED
REDEMPTION, CALL THE
AGENT AT
1-800-258-9232.

                            Cash proceeds in any amount from the redemption of shares will be mailed or wired, whenever possible, upon request, if in an amount of $1,000 or more to my (our) account at a financial institution. The financial institution account must be in the same name(s) as this Pacific Capital Fund account is registered. YOU MUST ATTACH A PRE-PRINTED DEPOSIT SLIP OR VOIDED CHECK.

                            ----------------------------------------------
                            Financial Institution Account Registration

                            ----------------------------------------------
                            Name of Financial Institution

                            ----------------------------------------------
                            Street

                            ----------------------------------------------
                            Financial Institution Account Number

                            ----------------------------------------------
                            Financial Institution Transit/Routing

                            ----------------------------------------------
                            City                 State      Zip Code

-------------------------------------------------------------------------------------------------------------------------------
  F. SECONDARY ADDRESS

-----------------------
 Check appropriate box
    [ ] YES [ ] NO

                            Checks should be made payable as indicated below. If check is payable to a financial institution, i.e., a commercial bank, savings bank or credit union, for your account, indicate financial institution name, address and your account number.

                            ----------------------------------------------
                            First Name         Middle Initial         Last Name

                            ----------------------------------------------
                            First Name         Middle Initial         Last Name

                            ----------------------------------------------
                            Street

                            ----------------------------------------------
                            City                       State         Zip Code

                            ----------------------------------------------
                            Name of Financial Institution

                            ----------------------------------------------
                            Street

                            ----------------------------------------------
                            City                       State         Zip Code

                            ---------------------------------------------
                            Financial Institution Account Number

--------------------------------------------------------------------------------
  STEP 4  CLIENT AGREEMENT
CLIENT AGREEMENT   After reading this section, please sign in Step 5, Section B.

   To: BISYS Fund Services Limited Partnership (the "Distributor"), and BISYS Fund Services, Inc. (the "Transfer Agent") and Pacific Century Trust (the "Investment Adviser").
   I (We) have full right, power, authority and legal capacity; and am (are) of legal age in my (our) state of residence to purchase shares of the investment portfolios ("Funds") of the Pacific Capital Funds (the "Fund Company"). I (we) affirm that I (we) have received and read the current prospectus(es) of the Fund(s) selected and agree to be bound by its terms.
a. THE MEANING OF WORDS IN THIS AGREEMENT: The words "I," "me" and "my" refer to the person(s) who signed this Agreement. The words "you" and "your" refer to the Distributor and the Transfer Agent.
b. REPRESENTATIONS. I understand that you provide no investment, tax, or legal advice, and I have relied on my independent judgement with respect to the suitability or potential value of any security or order.
c. DEBIT AUTHORIZATION AND SETTLEMENT. If I authorize, and if the Transfer Agent approves, the use of my bank account designated in Step 3. Section E of this Account Registration Form (the "designated account") as the settlement account in connection with this account. I understand and agree that the Transfer Agent may debit the designated account for payment of securities purchased by me either by way of this Account Registration Form and order, by signing up for the Automatic Investment Plan, or for subsequent purchases in any Funds as I may direct. If I have instructed that a purchase be settled through a debit of my account, I certify that I have the power and authority to debit the account. I agree to have sufficient collected funds available in the designated account to cover the amounts due on purchase of securities at the time of placing my order. If I have designated another method of payment, I agree to deliver sufficient collected funds to cover the amount due by 9:00 a.m. (Eastern Time) on the settlement date. I understand that if sufficient collected funds are not available, my purchase will be rejected and I will be liable for any resulting loss.
   If the Transfer Agent executes a transaction but fails to receive sufficient payment for such shares, the Transfer Agent may, without prior notice, redeem any Pacific Capital shares. I agree to reimburse the Fund or BISYS Fund Services, Inc. on demand for any costs, losses or liabilities incurred by such party in collection of the debit balance.
   I understand and agree that the Transfer Agent may credit the designated account with dividend distributions, Automatic Withdrawal Plan, and other distributions that are payable to me (us) by the Fund Company.
   I further understand that the Automatic Withdrawal Plan and the Automatic Investment Plan may be terminated or modified at any time without notice.
d. FORCE MAJEURE. You shall not be liable for any loss or delay caused directly or indirectly by war, natural disaster, government restrictions, exchange or market rulings or other conditions beyond your control.
e. RECORDING CONVERSATIONS. I understand and agree that, for our mutual protection, telephone conversations may be recorded without further notice.
f. APPLICABLE LAWS AND REGULATIONS. All transactions shall be subject to rules, regulations, customs and usages of the exchange, market or clearinghouse where executed, all applicable federal and state laws and regulations, and the policies and procedures as determined by the Fund Company set forth in its then current prospectus(es).
g. GOVERNING LAWS. The Agreement shall be governed by the laws of the State of Ohio as applicable.
h. RELIANCE ON REPRESENTATIONS. I understand that you shall rely on the information that I have set forth in this Agreement. I agree that all changes to this information shall be promptly provided to the Transfer Agent in writing. The Transfer Agent is entitled to rely on this information until I change it by subsequent written notice.
i. DELIVERY AND RECEIPT. Any orders for transactions in the Funds under this Agreement will NOT be effective until received and approved by the Distributor and the Transfer Agent at their offices in Columbus, Ohio. The Distributor and the Transfer Agent shall not be responsible for any losses or lost profit opportunity I may experience due to any delays in the execution of purchase and redemption orders as a result of delayed receipt of such orders.
j. INSTRUCTIONS. Neither the Distributor, the Transfer Agent nor the Fund Company shall be liable for any loss, damages, expense or cost arising out of any telephone redemption effected in accordance with the Fund Company's telephone redemption procedures, upon instructions reasonably believed to be genuine. The Fund Company and its agents will employ procedures designated to provide reasonable assurance that instructions by telephone are genuine. These procedures include recording all phone conversations, sending confirmations to shareholders within 72 hours of the telephone transaction, verification of account name and account number or tax identification number and sending redemption proceeds only to the address of record or to a previously authorized bank account.
k. ARBITRATION. This paragraph contains what is sometimes referred to as a predispute arbitration clause. In this regard, I am aware of the following:
(i) Arbitration is final and binding on the parties.
(ii) The parties are waiving their right to seek remedies in court, including the right to jury trial.
(iii) Pre-arbitration discovery is generally more limited than and different from court proceedings.
(iv) The arbitrators' award is not required to include factual findings or legal reasoning and any party's right to appeal or to seek modification of rulings by the arbitrators is strictly limited.
(v) The panel of arbitrators will typically include a minority of arbitrators who were or are affiliated with the securities industry.
(vi) All agreements shall include a statement that "No person shall bring a putative or certified class action to arbitration, nor seek to enforce any predispute arbitration agreement against any person who has initiated in court a putative class action; or who is a member of a putative class who has not opted out of the class with respect to any claims encompassed by the putative class action until: (i) the class certification is denied, or (ii) the class is decertified, or (iii) the person against whom the arbitration agreement would be enforced is excluded from the class by the court. Such forbearance to enforce an agreement to arbitrate shall not constitute a waiver of any rights under this agreement except to the extent stated herein."
   It is agreed that any controversy between me and the Fund Company and/or any of its service providers (including the Investment Adviser) arising out of this Agreement or my business with you, shall be settled by arbitration conducted in accordance with the rules of the National Association of Securities Dealers, Inc. or the American Arbitration Association, as I may elect. Failure to notify you of such election in writing within five (5) days after receipt from you of a request for arbitration shall be deemed to be authorization to make such election on my behalf. Judgement upon the award of the arbitrators may be entered by any court having jurisdiction.
l. INDEMNIFICATION. As additional consideration for the services of the Distributor, the Transfer Agent and the Investment Adviser, with regard to this Account, I agree to indemnify and hold each of them, the Fund Company, and their officers, directors, employees and agents harmless from and against any and all losses, demands, claims, actions, expenses and attorney's fees arising out of or in connection with this Agreement which are not caused by their negligence or willful misconduct. The provisions of this Section shall survive termination of this Agreement; the provisions of this Section shall be binding on my successors and assigns.
m. I understand that if disbursements out of this account are to anyone other than the applicant or the applicant's joint tenant, a signature guarantee will be required.

n. With respect to Step 3, I understand that if the 1st or 16th should fall on a non-business day, the transaction will be effective on the next business day.

o. I UNDERSTAND THAT MUTUAL FUND SHARES ARE NOT DEPOSITS OF ANY BANK, ARE NOT INSURED BY THE FDIC, ARE NOT OBLIGATIONS OF ANY BANK OR THE U.S. GOVERNMENT AND ARE NOT ENDORSED OR GUARANTEED IN ANY WAY BY ANY BANK.

--------------------------------------------------------------------------------

  STEP 5  DEPOSITORS AUTHORIZATION TO HONOR DEBITS


  SECTION A IF YOU SELECTED AUTOMATIC INVESTMENT OR TELEPHONE INVESTMENT YOU
            MUST ALSO COMPLETE STEP 5,

           SECTIONS A & B.

I/We authorize the Financial Institution listed below to charge my/our account for any drafts or debits drawn on my/our account initiated by the Agent, BISYS Fund Services, Inc., and to pay such sums in accordance therewith, provided my/our account has sufficient funds to cover such drafts or debits. I/We further agree that your treatment of such orders will be the same as if I/we personally signed or initiated the drafts or debits.


I/we understand that this authority will remain in effect until you receive my/our written instructions to cancel this service. I/We also agree that if any such drafts or debits are dishonored, for any reason, you shall have no liabilities.


 FINANCIAL INSTITUTION ACCOUNT NUMBER

NAME AND ADDRESS          ------------------------------------------------------------
  WHERE MY/OUR            NAME OF FINANCIAL INSTITUTION
  ACCOUNT IS              ------------------------------------------------------------
  MAINTAINED              STREET ADDRESS
                          ------------------------------------------------------------
                          CITY                                      STATE                   ZIP
                          CODE
NAME(S) AND               ----------------------------------------------------  ------------------
  SIGNATURE(S) OF                             PLEASE PRINT                             DATE
  DEPOSITOR(S) AS         ----------------------------------------------------  ------------------
  THEY APPEAR WHERE                            SIGNATURE                               DATE
  ACCOUNT IS              ----------------------------------------------------
  REGISTERED                                  PLEASE PRINT
                          ----------------------------------------------------
                                               SIGNATURE

--------------------------------------------------------------------------------
  SECTION B     SHAREHOLDER AUTHORIZATION / SIGNATURE(S) REQUIRED
  - I/We authorize the Pacific Capital Funds and its agents to act upon these Instructions for the features that have been checked.
  - I/We acknowledge that in connection with an Automatic Investment or Telephone Investment, if my/our account at the Financial Institution has insufficient funds, Pacific Capital Funds and its agents may cancel the purchase transaction and are authorized to liquidate other shares or fractions thereof held in my/our Pacific Capital Fund account to make up any deficiency resulting from any decline in the net asset value of shares so purchased and any dividends paid on those shares. I/We understand that in the event of such deficiency, Pacific Capital Funds and its agents will first liquidate shares of the Pacific Capital Fund to which the purchase transaction relates, and then, in the discretion of Pacific Capital Funds and its agents, shares of any other Pacific Capital Fund in my/our account at the Financial Institution. I/We authorize Pacific Capital Funds and its agents to correct any transfer error by a debit or credit to my/our financial Institution account and/or Fund account and to charge the account for any related charges.
  - I/We acknowledge that shares purchased either through Automatic Investment or Telephone Investment are subject to applicable sales charges.
  - The undersigned warrants that he/she has full authority and is of legal age to purchase shares of the Pacific Capital Fund(s) designated above and has received and read a current Prospectus of such Fund(s) and agrees to its terms. Pacific Capital Funds, Agent and the Distributor and their Trustees, directors, employees and agents will not be liable for acting upon instructions believed to be genuine, and will not be responsible for any losses resulting from unauthorized telephone transactions if the Agent follows reasonable procedures designed to verify the identity of the caller. The Agent will request some or all of the following information: account name and number, name(s) and social security number registered to the account and personal identification; the Agent may also record calls. Shareholders should verify the accuracy of confirmation statements immediately upon receipt. Under penalties of perjury, the undersigned whose Social Security (Tax I.D.) Number is shown above certifies(I) that Number is my correct taxpayer identification number and (II) currently I am not under IRS notification that I am subject to backup withholding (line out (II) if under notification). If no such Number is shown, the undersigned further certifies, under penalties of perjury, that either (a) no such Number has been issued, and a Number has been or will soon be applied for. If a Number is not provided to you within sixty days, the undersigned understands that all payments (including liquidations) are subject to 31% withholding under federal tax law, until a Number is provided and the undersigned may be subject to a $50 I.R.S. penalty; or (b) that the undersigned is not a citizen resident of the U.S.; and either does not expect to be in the U.S. for more than 182 days during each calendar year and does not conduct a business in the U.S. which would receive any gain from the Fund, or is exempt under an income tax treaty. NOTE: ALL REGISTERED OWNERS OF THE ACCOUNT MUST SIGN BELOW. FOR A TRUST, ALL TRUSTEES MUST SIGN*

  THIS AGREEMENT CONTAINS A PREDISPUTE ARBITRATION CLAUSE IN STEP 4, LETTER K.

------------------------------------------  ------------------------------------------  ------------------
  INDIVIDUAL (OR CUSTODIAN)                 JOINT REGISTRANT, IF ANY                    DATE

------------------------------------------
  CORPORATE OFFICER, PARTNER, TRUSTEE(S),   ------------------------------------------  ------------------
  ETC.                                      TITLE                                       DATE

*FOR A TRUST, CORPORATION OR ASSOCIATION, THIS FORM MUST BE ACCOMPANIED BY PROOF OF AUTHORITY TO SIGN, SUCH
  AS A CERTIFIED COPY OF THE CORPORATE RESOLUTION OR A CERTIFICATE OF INCUMBENCY UNDER THE TRUST
  INSTRUMENT.

  SPECIAL INFORMATION
  - Certain features (Automatic Investment, Telephone Investment, Expedited Redemption and Direct Deposit of Dividends) are effective 15 days after this form is received in good order by the Fund's Agent.
  - You may cancel any feature at any time, effective 3 days after the Agent receives notice from you.
  - Either the Fund or the Agent may cancel any feature, without prior notice, if in its judgment your use of any feature involves unusual effort or difficulty in the administration of your account.
  - The Fund reserves the right to alter, amend or terminate any or all features or to charge a service fee upon 30 days' written notice to shareholders except if additional notice is specifically required by the terms of the Prospectus.
  BANKING INFORMATION
  - If your Financial Institution account changes, you must complete a Ready Access Features form which may be obtained from the Agent at 1-800-258-9232 and send it to the Agent together with a "voided" check or pre-printed deposit slip from the new account. The new Financial Institution change is effective in 15 days after this form is received in good order by the Fund's Agent.
  TERMS OF LETTER OF INTENT AND ESCROW
   By checking Box 2c and signing the Application, the investor is entitled to make each purchase at the public offering price applicable to a single transaction of the dollar amount checked above, and agrees to be bound by the terms and conditions applicable to Letters of Intent appearing below.
   The investor is making no commitment to purchase shares, but if the investor's purchases within thirteen months from the date of the investor's first purchase do not aggregate $25,000, or, if such purchases added to the investor's present holdings do not aggregate the minimum amount specified above, the investor will pay the increased amount of sales charge prescribed in the terms of escrow below.
   The commission to the dealer or broker, if any, named herein shall be at the rate applicable to the minimum amount of the investor's specified intended purchases checked above. If the investor's actual purchases do not reach this minimum amount, the commissions previously paid to the dealer will be adjusted to the rate applicable to the investor's total purchases. If the investor's purchases exceed the dollar amount of the investor's intended purchases and pass the next commission break-point, the investor shall receive the lower sales charge, provided that the dealer returns to the Distributor the excess of commissions previously allowed or paid to him over that which would be applicable to the amount of the investor's total purchases.
   The investor's dealer or broker shall refer to this Letter of Intent in placing any future purchase orders for the investor while this Letter is in effect.
   The escrow shall operate as follows:
    1. Out of the initial purchase (or subsequent purchases if necessary), 3% of the dollar amount specified in the Letter of Intent shall be held in escrow in shares of the Fund by the Agent. All dividends and any capital distributions on the escrowed shares will be credited to the investor's account.
    2. If the total minimum investment specified under the Letter is completed within a thirteen-month period, the escrowed shares will be promptly released to the investor. However, shares disposed of prior to completion of the purchase requirement under the Letter will be deducted from the amount required to complete the investment commitment.
    3. If the total purchases pursuant to the Letter are less than the amount specified in the Letter as the intended aggregate purchase, the investor must remit to the Agent an amount equal to the difference between the dollar amount of sales charges actually paid and the amount of sales charges which would have been paid if the total amount purchased had been made at a single time. If such difference in sales charges is not paid within twenty days after receipt of a request from the Agent or the dealer, the Agent will, within sixty days after the expiration of the Letter, redeem the number of escrowed shares necessary to realize such difference in sales charges. Any shares remaining after such redemption will be released to the investor. The escrow of shares will not be released until any additional sales charge due has been paid as stated in this section.
    4. By checking Box 2c and signing the Application, the investor irrevocably constitutes and appoints the Agent or the Distributor as his attorney to surrender for redemption any or all escrowed shares on the books of the Fund.
  AUTOMATIC WITHDRAWAL PLAN PROVISIONS
   By requesting an Automatic Withdrawal Plan, the applicant agrees to the terms and conditions applicable to such plans, as stated below.
    1. The Agent will administer the Automatic Withdrawal Plan (the "Plan") as agent for the person (the "Planholder") who executed the Plan authorization.
    2. Certificates will not be issued for shares of the Fund purchased for and held under the Plan, but the Agent will credit all such shares to the Planholder on the records of the Fund. Any share certificates now held by the Planholder may be surrendered unendorsed to the Agent with the application so that the shares represented by the certificate may be held under the Plan.
    3. Dividends and distributions will be reinvested in shares of the Fund at the Net Asset Value.
    4. Redemptions of shares in connection with disbursement payments will be made at the Net Asset Value per share in effect at the close of business on the first business day of the month or quarter.
    5. The amount and the interval of disbursement payments and the address to which checks are to be mailed may be changed, at any time, by the Planholder on written notification to the Agent. The Planholder should allow at least two weeks' time in mailing such notification before the requested change can be put in effect.
    6. The Planholder may, at any time, instruct the Agent by written notice (in proper form in accordance with the requirements of the then current prospectus of the Fund) to redeem all, or any part of, the shares held under the Plan. In such case the Agent will redeem the number of shares requested at the Net Asset Value per share in effect in accordance with the Fund's usual redemption procedures and will mail a check for the proceeds of such redemption to the Planholder.
    7. The Plan may, at any time, be terminated by the Planholder on written notice to the Agent, or by the Agent upon receiving directions to that effect from the Fund. The Agent will also terminate the Plan upon receipt of evidence satisfactory to it of the death or legal incapacity of the Planholder. Upon termination of the Plan by the Agent or the Fund, shares remaining unredeemed will be held in an uncertificated account in the name of the Planholder, and the account will continue as a dividend-reinvestment, uncertificated account unless and until proper instructions are received from the Planholder, his executor or guardian, or as otherwise appropriate.
    8. The Agent shall incur no liability to the Planholder for any action taken or omitted by the Agent in good faith.
    9. In the event that the Agent shall cease to act as transfer agent for the Fund, the Planholder will be deemed to have appointed any successor transfer agent to act as his Agent in administering the Plan.
   10. Purchases of additional shares concurrently with withdrawals are undesirable because of sales charges when purchases are made. Accordingly, a Planholder may not maintain this Plan while simultaneously making regular purchases. While an occasional lump sum investment may be made, such investment should normally be an amount equivalent to three times the annual withdrawal or $5,000, whichever is less.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

   INVESTMENT ADVISER
   Pacific Century Trust
   111 S. King Street
   Honolulu, Hawaii 96813

   SUB-ADVISER
   Nicholas-Applegate Capital
     Management (Hong Kong) LLC
   600 W. Broadway 29th Floor
   San Diego, California 92101

   ADMINISTRATOR AND DISTRIBUTOR
   BISYS Fund Services
   3435 Stelzer Road
   Columbus, Ohio 43219-3035

   LEGAL COUNSEL
   Paul, Hastings, Janofsky & Walker LLP
   555 South Flower Street
   Los Angeles, California 90071

   INDEPENDENT AUDITORS
   Ernst & Young LLP
   One Columbus, Suite 2300
   10 West Broad Street
   Columbus, Ohio 43215

   TRANSFER AGENT

   BISYS Fund Services, Inc.


   3435 Stelzer Road


   Columbus, Ohio 43219-3035



   PCP-0023


                          [PACIFIC CAPITAL FUNDS LOGO]

                            ------------------------

                              New Asia Growth Fund
                            ------------------------
                              Class A and Class B
                                 Retail Shares


                               November 29, 1997


                      (as supplemented on March 16, 1998)

                             PACIFIC CAPITAL FUNDS
                               3435 Stelzer Road
                           Columbus, Ohio 43219-3035

    Pacific Capital Funds (the "Trust") is a professionally managed, open-end, management investment company with multiple funds available for investment. This Prospectus contains information about each of the nine funds comprising the Trust (each a "Fund" and collectively, the "Funds"):

Balanced Fund                            Short Intermediate U.S. Treasury
Diversified Fixed Income Fund              Securities Fund
Growth and Income Fund                   Tax-Free Securities Fund
Growth Stock Fund                        Tax-Free Short Intermediate Securities Fund
New Asia Growth Fund                     U.S. Treasury Securities Fund

    The Funds are advised by Pacific Century Trust ("Pacific Century"), a division of Bank of Hawaii and sponsored, administered and distributed by BISYS Fund Services ("BISYS" or the "Distributor"). Nicholas-Applegate Capital Management (Hong Kong) LLC ("Nicholas-Applegate") serves as sub-adviser (the "Sub-Adviser") to the New Asia Growth Fund. Pacific Century and the Sub-Adviser may each be referred to herein as the "Investment Adviser.") The Balanced Fund has not yet commenced operations.


    This Prospectus relates only to the "Class Y" shares of each Fund; certain investors may not qualify to invest in a Fund's Class Y shares, but may invest in a Fund's Class A and Class B shares which is not offered hereby. See, "General Information--Description of the Trust and its Shares." This Prospectus sets forth concisely the information a prospective investor should know before investing in any of the Funds. Investors should read this Prospectus carefully and retain it for future reference. A Statement of Additional Information ("SAI") dated November 29, 1997 (as supplemented on March 4, 1998), containing additional and more detailed information about the Funds has been filed with the Securities and Exchange Commission (the "Commission") and is hereby incorporated by reference into this Prospectus. The SAI is available without charge and can be obtained by writing to the Funds at the address printed above or calling 800-258-9232.



FOR PURCHASE, REDEMPTION, ACCOUNT OR GENERAL INQUIRIES, CONTACT THE TRUST AT:
PACIFIC CAPITAL FUNDS, P.O. BOX 182130, COLUMBUS, OHIO 43218-2130.


                                  800-258-9232

                         THIS PROSPECTUS SHOULD BE READ
                       AND RETAINED FOR FUTURE REFERENCE

                            ------------------------
     SHARES OF PACIFIC CAPITAL FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED BY, BANK OF HAWAII OR ANY OF ITS AFFILIATES. SUCH SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER
AGENCY. AN INVESTMENT IN THE FUNDS INVOLVES INVESTMENT RISKS, INCLUDING POSSIBLE
                               LOSS OF PRINCIPAL.

                            ------------------------
  THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY
 OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                            ------------------------


                       PROSPECTUS DATED NOVEMBER 29, 1997
                      (AS SUPPLEMENTED ON MARCH 16, 1998)

                               TABLE OF CONTENTS

                                                              PAGE
                                                              ----
Highlights..................................................    1
Fund Expenses...............................................    5
Financial Highlights........................................    7
Investment Objectives and Policies of the Funds.............   10
Additional Discussion Regarding Permitted Investment
  Activities................................................   13
Additional Risk Disclosure..................................   26
Additional Investment Restrictions..........................   30
Management, Advisory and Other Service Arrangements.........   31
Valuation of Class Y Shares.................................   34
How to Purchase Class Y Shares..............................   34
How to Redeem Class Y Shares................................   36
Dividend and Tax Information................................   37
General Information.........................................   40

                                   HIGHLIGHTS

     This Prospectus describes the Funds, each of which has its own distinct investment objectives and policies, which are described and summarized here.

     BALANCED FUND--The primary investment objective of Balanced Fund, a diversified portfolio, is to seek current income. A secondary objective of Balanced Fund is long-term capital appreciation. Balanced Fund pursues these objectives by investing in a diversified portfolio of common stocks, preferred stocks, bonds and securities that are convertible into common stocks. Common stocks will be selected on the basis of strong earnings, growth trends, above-average prospects for future earnings growth, and diversification among industries and companies. Preferred stocks, bonds and convertible securities will be selected on the basis of strong earnings and credit record, the ability to provide current income, and the other characteristics described above with respect to common stocks.

     DIVERSIFIED FIXED INCOME FUND--The investment objective of Diversified Fixed Income Fund, a diversified portfolio, is to seek a high level of current income. Diversified Fixed Income Fund seeks to achieve this objective by investing primarily in obligations issued or guaranteed by the U.S. Government, its agencies, or instrumentalities ("U.S. Government Obligations") and in investment grade debt securities. Pacific Century will monitor Diversified Fixed Income Fund's portfolio performance on an ongoing basis and reallocate assets in response to actual and anticipated market and economic changes. This approach may result in significant variations in the dollar-weighted average remaining maturity of Diversified Fixed Income Fund's portfolio.

     GROWTH AND INCOME FUND--The primary investment objective of Growth and Income Fund, a diversified portfolio, is to seek current income. A secondary objective of Growth and Income Fund is long-term capital appreciation. Growth and Income Fund pursues these objectives by investing primarily in a diversified portfolio of high quality, dividend paying common stocks and securities that are convertible into common stocks.

     GROWTH STOCK FUND--The primary investment objective of Growth Stock Fund, a diversified portfolio, is to provide investors with long-term capital appreciation. Income generation is a secondary objective of Growth Stock Fund. Growth Stock Fund pursues these objectives by investing primarily in common stocks and securities that are convertible into common stocks of both domestic and foreign companies. Growth Stock Fund may invest in securities issued by large, well-established companies, as well as those issued by smaller companies, subject to a minimum market capitalization of $50 million. There may be some additional risks associated with investments in smaller companies. See "Certain Risks" below.

     NEW ASIA GROWTH FUND--New Asia Growth Fund's investment objective is long-term growth of capital. New Asia Growth Fund seeks to achieve this objective primarily through direct or indirect investments in equity securities of companies located in the developing countries of Asia. New Asia Growth Fund invests indirectly in the equity securities of companies located in developing Asian countries by purchasing interests in other foreign investment companies or trusts which themselves invest the majority of their assets in the developing countries of Asia. New Asia Growth Fund may invest to a lesser degree in debt securities and other instruments (i.e., warrants and securities convertible into equity or debt securities) if the investment adviser believes that such investments would help achieve New Asia Growth Fund's investment objective. Current income from dividends and interest will not be an important consideration in selecting portfolio securities. Because of its emphasis on the economies of the developing countries of Asia, New Asia Growth Fund should be considered a vehicle for diversification of an individual's portfolio and not a balanced investment program.

                                                                      PROSPECTUS

     SHORT INTERMEDIATE U.S.TREASURY SECURITIES FUND--The primary investment objective of Short Intermediate U.S.Treasury Securities Fund, a diversified portfolio, is to provide investors with a high level of current income consistent with prudent risk of capital. Capital appreciation is a secondary objective of Short Intermediate U.S. Treasury Securities Fund. Short Intermediate U.S. Treasury Securities Fund seeks to achieve these objectives by investing primarily in U.S. Treasury bonds, notes and bills ("U.S. Treasury Securities") and repurchase agreements that are collateralized by U.S. Treasury Securities. Under normal market conditions, the dollar-weighted average remaining maturity of Short Intermediate U.S. Treasury Securities Fund's portfolio will be from two to five years.

     TAX-FREE SECURITIES FUND--The investment objective of Tax-Free Securities Fund, a non-diversified portfolio, is to provide investors with a high level of current income exempt from federal income tax and Hawaii income Tax. Tax-Free Securities Fund pursues this objective by investing, under normal market conditions, at least 80% of the Fund's net assets in debt obligations of issuers that pay interest that, in the opinion of counsel to the issuer, is exempt from federal income tax and is not subject to the federal alternative minimum tax ("Municipal Obligations"). In addition, Tax-Free Securities Fund intends to invest at least 50%, and no more than 60%, of the market value of its securities in debt obligations issued by or on behalf of the State of Hawaii and its political subdivisions, agencies and instrumentalities and other issuers which pay interest that is exempt from Hawaii personal income tax and exempt from federal income tax, but which, subject to the guidelines discussed above, may be subject to the federal alternative minimum tax ("Hawaiian Municipal Obligations"). Pacific Century will monitor Tax-Free Securities Fund's portfolio performance on an ongoing basis and will reallocate assets in response to actual and anticipated market and economic changes. This approach may result in significant variations in the dollar-weighted average remaining maturity of Tax-Free Securities Fund's portfolio.

     TAX-FREE SHORT INTERMEDIATE SECURITIES FUND--The investment objectives of Tax-Free Short Intermediate Securities Fund, a non-diversified portfolio, are to provide investors with a high level of current income, exempt from federal income tax and Hawaii income tax, and to provide greater price stability than a long-term bond fund. Tax-Free Short Intermediate Securities Fund pursues these objectives by investing, under normal market conditions, at least 80% of its net assets in Municipal Obligations. In addition, Tax-Free Short Intermediate Securities Fund intends to invest at least 50%, and no more than 60%, of the market value of its securities in Hawaiian Municipal Obligations. Under normal market conditions, the dollar-weighted average remaining maturity of Tax-Free Short Intermediate Securities Fund's portfolio will be from two to five years.

     U.S. TREASURY SECURITIES FUND--The primary investment objective of U.S. Treasury Securities Fund, a diversified portfolio, is to provide investors with a high level of current income consistent with prudent risk of capital. Capital appreciation is a secondary investment objective of U.S. Treasury Securities Fund. U.S. Treasury Securities Fund seeks to achieve these objectives by (i) investing primarily in U.S. Treasury Securities and repurchase agreements that are collateralized by U.S. Treasury Securities; and (ii) varying the dollar-weighted average remaining maturity of its portfolio to take advantage of changes in interest rates.

CERTAIN RISKS

     To the extent a Fund invests in fixed income securities, the Fund is subject to default risk (i.e., the risk that the issuers of securities in which the Fund invests may default in the payment of principal and/or interest). A fund investing in fixed income securities is also subject to interest rate risk (i.e., the risk that increases in market interest rates may adversely affect the value of the debt securities in which a Fund invests and hence the value of an investment in such Fund).

PROSPECTUS

     To the extent a Fund invests in equity securities, its portfolio is subject to market risk (i.e., the possibility that common stock prices will decline over short or even extended periods). Equity securities are more volatile and carry more risk than some other forms of investment, such as short-term high-grade fixed income securities.

     Investments in the securities of smaller and newer companies may present greater opportunities for capital appreciation because of high potential earnings growth, but they may also involve greater risk. Such companies, relative to larger concerns, may have limited product lines, markets or financial resources, or may depend on a small group of key managers. Their securities may trade less frequently or in limited volume, or only in the over-the-counter market or on a regional securities exchange. As a result, these securities may fluctuate in value more than those of larger, more established companies and, as a group, may suffer more severe price declines during periods of generally declining equity prices.

     New Asia Growth Fund invests primarily in equity securities located in developing countries of Asia. Investments in securities of companies located in the developing countries of Asia involve special considerations and risks not typically associated with investments in securities of United States issuers, including: the risks associated with international investing generally, such as currency fluctuations; the risks of investing in countries with smaller capital markets, such as limited liquidity, price volatility and restrictions on foreign investment; and the risks associated with the undeveloped economies of the developing countries of Asia, including significant political and social uncertainties, government involvement in the economies, overburdened infrastructures, archaic legal systems, environmental problems, and obsolete financial systems. The operating expense ratio of New Asia Growth Fund can be expected to be higher than that of an investment company investing exclusively in United States securities because the expenses of the Fund, such as custodial and brokerage costs, are higher. Investors are reminded that in certain circumstances, their right to redeem shares in New Asia Growth Fund may be suspended.

     There can, of course, be no assurance that any Fund will achieve its investment objective. In addition, unlike insured bank deposits, no investment in a Fund is insured against loss of principal. Furthermore, depending upon the performance of a Fund's investments, the net asset value per share of that Fund may decrease instead of increase.
                            ------------------------

     For additional information concerning the investment policies and practices of the Funds, see "Investment Objectives and Policies of the Funds," "Additional Discussion Regarding Permitted Investment Activities," "Additional Risk Disclosure" and "Additional Investment Restrictions" in this Prospectus. Further information also is provided in the SAI.

PURCHASE OF SHARES

     Class Y shares of the Funds are offered at net asset value. See "Valuation of Class Y Shares" and "How to Purchase Class Y Shares." Only institutions (including Bank of Hawaii and its affiliated and correspondent banks) ("Institutions") acting on behalf of customers having a qualified trust account, employee benefit account or other qualifying account at such Institution are eligible to invest in the Class Y shares of each Fund's shares. Direct purchases of Fund shares by individual investors, including purchases through SIPC insured brokerage accounts, are not permitted. Investors not eligible to invest in a Fund's Class Y shares may invest in such Fund's Class A and Class B shares, which shares are not offered hereby. See "General Information." Class Y shares of each Fund are sold on a continuous basis and purchases may be made by mail or by wire.

                                                                      PROSPECTUS

DIVIDENDS AND DISTRIBUTIONS

     Diversified Fixed Income Fund, Short Intermediate U.S. Treasury Securities Fund, Tax-Free Securities Fund, Tax-Free Short Intermediate Securities Fund and U.S. Treasury Securities Fund will declare dividends of substantially all of their net income daily and will pay such dividends monthly. Balanced Fund, Growth and Income Fund and Growth Stock Fund will declare and pay dividends of substantially all of their net income monthly. New Asia Growth Fund will declare and pay dividends of substantially all of its net income quarterly. Any net capital gains of a Fund will be distributed at least annually. At an investor's choice, dividends are paid by mail, directly deposited into a bank account, or automatically reinvested in additional shares at the then-current net asset value. If no election is made, dividends will be automatically reinvested. See "Dividend and Tax Information."

PACIFIC CENTURY, THE SUB-ADVISER AND BISYS

     For its services as investment adviser to the Funds, Pacific Century receives a fee from each Fund at annual rates that are based on the Fund's average daily net assets. See, "Fund Expenses" and "Management, Advisory and Other Service Arrangements." A division of Bank of Hawaii, Pacific Century was founded in 1898 and is the oldest and largest trust company in Hawaii. It has investment authority over approximately $7.5 billion in client financial assets, including having investment authority over approximately $1.5 billion in municipal obligations. Pacific Century is not authorized to and does not carry on a banking business.

     Pacific Century has retained the Sub-Adviser to provide investment advisory services with respect to management of the foreign component of New Asia Growth Fund's portfolio. For its services, Pacific Century pays the Sub-Adviser a fee at an annual rate based on New Asia Growth Fund's average daily net assets.

     BISYS provides certain administrative services to the Funds, for which each Fund pays it a fee at an annual rate based on the Fund's average daily net assets. BISYS also distributes the Funds' shares. See "Management, Advisory and Other Service Arrangements."

REDEMPTION OF CLASS Y SHARES

     An Institution may redeem Class Y shares on behalf of its customers without charge on any day that the net asset value of the relevant Fund is calculated (see, "Valuation of Class Y Shares") and Class Y shares may ordinarily be redeemed by mail or by telephone.

PROSPECTUS

                                 FUND EXPENSES

     The following Table of Expenses lists the costs and expenses that a shareholder can expect to incur as an investor in the Class Y shares of a Fund. Certain investors may not qualify to invest in a Fund's Class Y shares, but may invest in a Fund's Class A and Class B shares, which are not offered hereby.

TABLE OF EXPENSES*

                                                                                             SHORT
                                                                                          INTERMEDIATE                  TAX-FREE
                                                 DIVERSIFIED   GROWTH             NEW         U.S.                       SHORT
                                                    FIXED       AND     GROWTH    ASIA      TREASURY      TAX-FREE    INTERMEDIATE
                                      BALANCED     INCOME      INCOME   STOCK    GROWTH    SECURITIES    SECURITIES    SECURITIES
                                        FUND        FUND        FUND     FUND     FUND        FUND          FUND          FUND
                                      --------   -----------   ------   ------   ------   ------------   ----------   ------------
ANNUAL FUND OPERATING EXPENSES
  (as a percentage of average net
  assets)
  Management Fees...................    0.08%       0.45%+      0.80%    0.80%    0.90%       0.30%+        0.45%+        0.40%+
  Other Expenses (after waivers and
    reimbursements).................    0.27%       0.30%       0.27%    0.27%    0.82%       0.32%         0.27%         0.34%
  Total Fund Operating Expenses
    (after waivers and
    reimbursements).................    1.07%       0.75%       1.07%    1.07%    1.72%       0.62%         0.72%         0.74%


                                         U.S.
                                       TREASURY
                                      SECURITIES
                                         FUND
                                      ----------
ANNUAL FUND OPERATING EXPENSES
  (as a percentage of average net
  assets)
  Management Fees...................     0.35%+
  Other Expenses (after waivers and
    reimbursements).................     0.31%
  Total Fund Operating Expenses
    (after waivers and
    reimbursements).................     0.66%


---------------

+Reflects waiver. See "Explanation of Table" below.

EXAMPLE

     A shareholder would pay the following expenses on a $1,000 investment in Class Y shares assuming (1) 5% annual return** and (2) redemption at the end of each time period:

                                                                                    SHORT
                                                                                 INTERMEDIATE                  TAX-FREE
                                        DIVERSIFIED   GROWTH             NEW         U.S.                       SHORT
                                           FIXED       AND     GROWTH    ASIA      TREASURY      TAX-FREE    INTERMEDIATE
                             BALANCED     INCOME      INCOME   STOCK    GROWTH    SECURITIES    SECURITIES    SECURITIES
                               FUND        FUND        FUND     FUND     FUND        FUND          FUND          FUND
                             --------   -----------   ------   ------   ------   ------------   ----------   ------------
Time Period
---------------------------
     1 year................    $ 11         $ 8        $ 11     $ 11     $ 17        $ 6           $ 7           $ 8
     3 years...............    $ 34         $24        $ 34     $ 34     $ 54        $20           $23           $24
     5 years...............    $ 59         $42        $ 59     $ 59     $ 93        $35           $40           $41
    10 years...............    $131         $93        $131     $131     $203        $77           $89           $92


                                U.S.
                              TREASURY
                             SECURITIES
                                FUND
                             ----------
Time Period
---------------------------
     1 year................     $ 7
     3 years...............     $21
     5 years...............     $37
    10 years...............     $82


------------

 * Investors who purchase shares through an Institution (as defined above) may be charged account-level fees for additional services provided to them by such Institution in connection with an investment in a Fund.

** The assumed 5% annual return is hypothetical and should not be considered a representation of past or future annual return. The actual rate of return may be greater or less than the assumed rate. The Example should not be considered a representation of past or future expenses, and actual expenses may be greater or lesser than those shown.

   EXPLANATION OF TABLE

     The purpose of the foregoing table is to assist shareholders in understanding the various costs and expenses that an investor in the Class Y shares of a Fund will bear directly or indirectly. The amounts set forth under "Annual Fund Operating Expenses--Other Expenses," as well as the expense amounts used in the Example, are based on actual amounts for the most recent fiscal year. The Example set forth above assumes reinvestment of all dividends and distributions and utilizes a 5% annual rate of return as mandated by Securities and Exchange Commission regulations.

                                                                      PROSPECTUS

     Pacific Century, the Sub-Adviser and BISYS each may elect, in its sole discretion, to otherwise waive or reimburse its respective fees. Any such waivers or reimbursements will reduce the total expenses of the Fund to which they apply, thereby increasing yield or total return. As described above, the percentages shown above under "Management Fees," "Other Expenses" and "Total Fund Operating Expenses" for the Funds reflect certain estimated voluntary fee waivers and expense reimbursements. Absent such waivers and reimbursements, the percentages under "Management Fees," "Other Expenses" and "Total Fund Operating Expenses" would be (i) 0.60%, 0.34% and 0.94% for the Diversified Fixed Income Fund; (ii) 0.50%, 0.37% and 0.87% for the Short Intermediate U.S. Treasury Securities Fund; (iii) 0.50%, 0.39% and 0.89% for the Tax-Free Short Intermediate Securities Fund; (iv) 0.60%, 0.31% and 0.91% for the Tax-Free Securities Fund; and (v) 0.60%, 0.35% and 0.95% for the U.S. Treasury Securities Fund.


PROSPECTUS

                              FINANCIAL HIGHLIGHTS

     The Financial Highlights in the table below set forth certain financial data and investment results of the Class Y shares of the Funds since inception, expressed in one share outstanding throughout the period. The Financial Highlights are derived from the financial statements of Pacific Capital Funds which have been audited by Ernst & Young LLP, independent auditors. The Financial Highlights should be read in conjunction with the financial statements, related notes, and other financial information included in the Statement of Additional Information. Further information about the performance of the Funds is contained in the Funds' most recent report to shareholders which may be obtained without charge by calling or writing the Funds at the telephone number or address on the front cover of this Prospectus.

                                                 DIVERSIFIED FIXED                           GROWTH AND
                                                    INCOME FUND                             INCOME FUND
                                       -------------------------------------    ------------------------------------
                                                                   Oct. 14,        Year         Year        Oct. 14,
                                       YEAR ENDED    YEAR ENDED     1994 to       Ended        Ended        1994 to
                                        JULY 31,      JULY 31,     July 31,      July 31,     July 31,      July 31,
                                          1997          1996        1995(a)        1997         1996        1995(a)
                                       ----------    ----------    ---------    ----------    --------      --------
NET ASSET VALUE, BEGINNING OF
 PERIOD..............................     $10.53        $10.84       $10.00        $12.32      $11.43        $10.00
                                        --------      --------      -------      --------     -------       -------
Investment Activities
   Net investment income (loss)......       0.60          0.58         0.55          0.11        0.17          0.20
   Net realized and unrealized gain
     (loss) on investments...........       0.34         (0.16)        0.78          5.58        1.21          1.42
                                        --------      --------      -------      --------     -------       -------
       Total from Investment
        Activities...................       0.94          0.42         1.33          5.69        1.38          1.62
                                        --------      --------      -------      --------     -------       -------
Distributions
   Net investment income.............      (0.60)        (0.61)       (0.49)        (0.11)      (0.17)        (0.19)
   In excess of net investment
     income..........................         --         (0.02)          --            --       (0.01)           --
   In excess of net realized gains...      (0.09)        (0.10)          --            --          --            --
   Net realized gains................         --            --           --         (0.63)      (0.31)           --
                                        --------      --------      -------      --------     -------       -------
       Total Distributions...........      (0.69)        (0.73)       (0.49)        (0.74)      (0.49)        (0.19)
                                        --------      --------      -------      --------     -------       -------
NET ASSET VALUE, END OF PERIOD.......     $10.78        $10.53       $10.84        $17.27      $12.32        $11.43
                                        ========      ========      =======      ========     =======       =======
TOTAL RETURN (EXCLUDES SALES
 CHARGE).............................       9.30%         3.85%       13.70%(b)     47.96%      12.29%        16.41%(b)
RATIOS/SUPPLEMENTARY DATA:
   Net assets at end of period
     (000)...........................   $132,583      $161,742      $54,827      $123,821     $74,427       $41,771
   Ratio of expenses to average net
     assets..........................       0.90%         0.88%        0.93%(c)      1.07%       1.11%         1.14%(c)
   Ratio of net investment income
     (loss) to average net assets....       5.67%         5.56%        6.71%(c)      0.79%       1.43%         2.47%(c)
   Ratio of expenses to average net
     assets*.........................       0.94%         0.92%        1.01%(c)      1.12%       1.15%         1.22%(c)
   Ratio of net investment income
     (loss) to average net assets*...       5.63%         5.52%        6.63%(c)      0.75%       1.39%         2.39%(c)
Portfolio Turnover(d)................      80.98%        58.86%       60.47%        74.83%      80.83%        12.78%
Average Commission Rate paid(e)......         --            --           --       $0.0874     $0.0921            --


                                                 GROWTH STOCK FUND
                                       -------------------------------------
                                          YEAR          YEAR       OCT. 14,
                                         ENDED         ENDED        1994 TO
                                        JULY 31,      JULY 31,     JULY 31,
                                          1997          1996        1995(a)
                                       ----------    ----------    ---------
NET ASSET VALUE, BEGINNING OF
 PERIOD..............................     $11.89        $11.71       $ 9.89
                                        --------      --------     --------
Investment Activities
   Net investment income (loss)......       0.07          0.10         0.11
   Net realized and unrealized gain
     (loss) on investments...........       5.55          0.89         1.83
                                        --------      --------     --------
       Total from Investment
        Activities...................       5.62          0.99         1.94
                                        --------      --------     --------
Distributions
   Net investment income.............      (0.07)        (0.10)       (0.12)
   In excess of net investment
     income..........................         --            --           --
   In excess of net realized gains...         --         (0.49)          --
   Net realized gains................         --         (0.22)          --
                                        --------      --------     --------
       Total Distributions...........      (0.07)        (0.81)       (0.12)
                                        --------      --------     --------
NET ASSET VALUE, END OF PERIOD.......     $17.44        $11.89       $11.71
                                        ========      ========     ========
TOTAL RETURN (EXCLUDES SALES
 CHARGE).............................      47.39%         8.53%       20.64%(g)
RATIOS/SUPPLEMENTARY DATA:
   Net assets at end of period
     (000)...........................   $198,407      $172,565     $136,837
   Ratio of expenses to average net
     assets..........................       1.07%         1.09%        1.13%(c)
   Ratio of net investment income
     (loss) to average net assets....       0.45%         0.86%        1.30%(c)
   Ratio of expenses to average net
     assets*.........................       1.11%         1.13%        1.21%(c)
   Ratio of net investment income
     (loss) to average net assets*...       0.41%         0.82%        1.23%(c)
Portfolio Turnover(d)................      32.20%        61.30%       32.40%
Average Commission Rate paid(e)......    $0.0893       $0.0895           --

------------
See footnotes on next page.

                                                                      PROSPECTUS

                                                                                         SHORT INTERMEDIATE
                                                     NEW ASIA                              U.S. TREASURY
                                                    GROWTH FUND                           SECURITIES FUND
                                       -------------------------------------    ------------------------------------
                                                                   Feb. 15,        Year         Year        Oct. 14,
                                       YEAR ENDED    YEAR ENDED     1995 to       Ended        Ended        1994 to
                                        JULY 31,      JULY 31,     July 31,      July 31,     July 31,      July 31,
                                          1997          1996        1995(a)        1997         1996        1995(f)
                                       ----------    ----------    ---------    ----------    --------      --------
NET ASSET VALUE, BEGINNING OF
 PERIOD..............................     $11.14       $11.22        $10.00       $ 9.42       $ 9.61        $ 9.30
                                        --------      -------       -------      -------      -------       -------
Investment Activities
   Net investment income (loss)......       0.06        (0.01)         0.04         0.52         0.53          0.44
   Net realized and unrealized gain
     (loss) on investments...........       2.87         0.22          1.18         0.14        (0.13)         0.31
                                        --------      -------       -------      -------      -------       -------
       Total from Investment
        Activities...................       2.93         0.21          1.22         0.66         0.40          0.75
                                        --------      -------       -------      -------      -------       -------
Distributions
   Net investment income.............      (0.01)          --            --        (0.52)       (0.53)        (0.44)
   In excess of net investment
     income..........................         --        (0.03)           --           --        (0.04)           --
   In excess of net realized gains...         --           --            --           --        (0.02)           --
   Net realized gains................      (0.12)       (0.26)           --           --           --            --
                                        --------      -------       -------      -------      -------       -------
       Total Distributions...........      (0.13)       (0.29)           --        (0.52)       (0.59)        (0.44)
                                        --------      -------       -------      -------      -------       -------
NET ASSET VALUE, END OF PERIOD.......     $13.94       $11.14        $11.22        $9.56        $9.42         $9.61
                                        ========      =======       =======      =======      =======       =======
TOTAL RETURN (EXCLUDES SALES
 CHARGE).............................      26.50%        1.99%        12.20%(b)     7.19%        4.18%         6.57%(g)
RATIOS/SUPPLEMENTARY DATA:
   Net assets at end of period
     (000)...........................    $18,376       $8,469        $2,861      $26,722      $23,545       $16,214
   Ratio of expenses to average net
     assets..........................       1.72%        1.98%         1.97%(c)     0.62%        0.67%         0.75%(c)
   Ratio of net investment income
     (loss) to average net assets....       0.46%       (0.02%)        1.18%(c)     5.47%        5.40%         5.84%(c)
   Ratio of expenses to average net
     assets*.........................       1.82%        2.84%         2.74%(c)     0.87%        0.92%         0.99%(c)
   Ratio of net investment income
     (loss) to average net assets....       0.36%       (0.88%)        0.42%(c)     5.22%        5.15%         5.61%(c)
Portfolio Turnover(d)................     134.89%       86.53%        55.62%       51.56%       47.17%        62.73%
Average Commission Rate paid(e)......    $0.0059      $0.0069            --           --           --            --


                                             TAX-FREE SECURITIES FUND
                                       -------------------------------------
                                          YEAR          YEAR       OCT. 14,
                                         ENDED         ENDED        1994 TO
                                        JULY 31,      JULY 31,     JULY 31,
                                          1997          1996        1995(a)
                                       ----------    ----------    ---------
NET ASSET VALUE, BEGINNING OF
 PERIOD..............................     $10.46        $10.56       $10.00
                                        --------      --------     --------
Investment Activities
   Net investment income (loss)......       0.51          0.52         0.42
   Net realized and unrealized gain
     (loss) on investments...........       0.46          0.07         0.51
                                        --------      --------     --------
       Total from Investment
        Activities...................       0.97          0.59         0.93
                                        --------      --------     --------
Distributions
   Net investment income.............      (0.51)        (0.52)       (0.37)
   In excess of net investment
     income..........................         --         (0.04)          --
   In excess of net realized gains...         --         (0.04)          --
   Net realized gains................      (0.06)        (0.09)          --
                                        --------      --------     --------
       Total Distributions...........      (0.57)        (0.69)       (0.37)
                                        --------      --------     --------
NET ASSET VALUE, END OF PERIOD.......     $10.86        $10.46       $10.56
                                        ========      ========     ========
TOTAL RETURN (EXCLUDES SALES
 CHARGE).............................       9.58%         5.73%        9.54%(b)
RATIOS/SUPPLEMENTARY DATA:
   Net assets at end of period
     (000)...........................   $296,764      $288,934     $281,646
   Ratio of expenses to average net
     assets..........................       0.87%         0.89%        0.89%(c)
   Ratio of net investment income
     (loss) to average net assets....       4.86%         4.92%        5.16%(c)
   Ratio of expenses to average net
     assets*.........................       0.91%         0.93%        0.98%(c)
   Ratio of net investment income
     (loss) to average net assets....       4.82%         4.88%        5.07%(c)
Portfolio Turnover(d)................      11.07%        24.78%       49.17%
Average Commission Rate paid(e)......         --            --           --

------------
See footnotes on next page.

PROSPECTUS

                                                              TAX-FREE SHORT
                                                               INTERMEDIATE                             U.S. TREASURY
                                                              SECURITIES FUND                          SECURITIES FUND
                                                   -------------------------------------    -------------------------------------
                                                                                OCT. 14        YEAR          YEAR        OCT. 14
                                                   YEAR ENDED    YEAR ENDED     1994 TO       ENDED         ENDED        1994 TO
                                                    JULY 31,      JULY 31,     JULY 31,      JULY 31,      JULY 31,     JULY 31,
                                                      1997          1996        1995(a)        1997          1996        1995(f)
                                                   ----------    ----------    ---------    ----------    ----------    ---------
NET ASSET VALUE, BEGINNING OF PERIOD.............    $10.08        $10.14        $10.00       $ 9.14        $ 9.43        $ 8.66
                                                    -------       -------       -------      -------       -------       -------
Investment Activities
   Net investment income (loss)..................      0.39          0.40          0.32         0.53          0.59          0.44
   Net realized and unrealized gain (loss) on
     investments.................................      0.14         (0.03)         0.11         0.26         (0.24)         0.76
                                                    -------       -------       -------      -------       -------       -------
       Total from Investment Activities..........      0.53          0.37          0.43         0.79          0.35          1.20
                                                    -------       -------       -------      -------       -------       -------
Distributions
   Net investment income.........................     (0.39)        (0.40)        (0.29)       (0.54)        (0.55)        (0.43)
   In excess of net investment income............        --         (0.03)           --        (0.01)        (0.09)           --
   In excess of net realized gains...............        --            --            --           --            --            --
   Net realized gains............................     (0.01)           --            --           --            --            --
                                                    -------       -------       -------      -------       -------       -------
       Total Distributions.......................     (0.40)        (0.43)        (0.29)       (0.55)        (0.64)        (0.43)
                                                    -------       -------       -------      -------       -------       -------
NET ASSET VALUE, END OF PERIOD...................    $10.21        $10.08        $10.14        $9.38         $9.14         $9.43
                                                    =======       =======       =======      =======       =======       =======
TOTAL RETURN (EXCLUDES SALES CHARGE).............      5.36%         3.67%         4.36%(b)     8.92%         3.71%        10.49%(g)
RATIOS/SUPPLEMENTARY DATA:
   Net assets at end of period (000).............   $37,410       $39,472       $39,993      $23,832       $23,248       $51,264
   Ratio of expenses to average net assets.......      0.84%         0.83%         0.85%(c)     0.91%         0.95%         1.02%(c)
   Ratio of net investment income (loss) to
     average net assets..........................      3.82%         3.90%         4.03%(c)     5.85%         5.81%         5.78%(c)
   Ratio of expenses to average net assets*......      0.89%         0.88%         0.94%(c)     0.95%         0.99%         1.09%(c)
   Ratio of net investment income (loss) to
     average net assets*.........................      3.77%         3.85%         3.94%(c)     5.81%         5.77%         5.71%(c)
Portfolio Turnover(d)............................     29.46%        54.70%        89.98%       44.90%        15.75%        80.98%
Average Commission Rate paid(e)..................        --            --            --           --            --            --

------------

 * During the period, certain fees were voluntarily reduced. In addition, with respect to Growth Stock Fund, Short Intermediate U.S. Treasury Securities Fund and U.S. Treasury Securities Fund, the investment adviser reimbursed expenses. If such voluntary fee reductions and expense reimbursements had not occurred, the ratios would have been as indicated.
(a)  Period from commencement of operations.
(b) Not Annualized.
(c)  Annualized.
(d) Portfolio turnover is calculated on the basis of the Fund, as a whole, without distinguishing between the classes of shares issued.
(e) Represents the total dollar amount of commissions paid on portfolio transactions divided by total number of portfolio shares purchased and sold for which commissions were charged.
(f) On October 13, 1994, the Trust identified those Institutional shareholders that were part of the Class A and transferred these shareholders into Class Y at the prevailing net asset value effective October 14, 1994. The Financial Highlights presented for Class Y reflects operations and distributions for the period from October 14, 1994 through July 31, 1995.
(g) Represents total return for the Fund, as a whole, for the period from August 1, 1994 through October 13, 1994 plus total return for the Class Y shares for the period from October 14, 1994 through July 31, 1995.

                                                                      PROSPECTUS

                INVESTMENT OBJECTIVES AND POLICIES OF THE FUNDS

     Each Fund has its own investment objectives, as described earlier in this Prospectus. Each Fund also follows its own investment policies and practices, subject to certain investment restrictions, all described further below and in "Additional Discussion Regarding Permitted Investment Activities." The SAI also contains more specific descriptions of investment restrictions which govern the investments of each of the Funds.

BALANCED FUND

     Balanced Fund will invest primarily in common stocks, preferred stocks, bonds, and securities that are convertible into common stocks. Under normal market conditions, Balanced Fund will invest in common stocks and securities convertible into common stocks, fixed income securities (i.e., warrants, convertible preferred stock, fixed rate preferred stock, convertible fixed-income securities, options and rights). At least 25% of the value of Balanced Fund's assets will be invested in senior fixed income securities.

     Balanced Fund will invest in common stocks of issuers that exhibit strong earnings growth trends and that are believed by the Fund to have above-average prospects for future earnings growth. Balanced Fund will maintain a portfolio of common stocks diversified among industries and companies. Balanced Fund may invest in common stocks of large companies (i.e., those companies with more than $750 million in capitalization) which the Fund believes offer the potential for long-term earnings growth and/or above-average dividend yield. Some investments may also be made in common stocks of medium and smaller sized companies (i.e., those companies with at least $250 million, but less than $750 million in capitalization) which have the potential to generate high levels of future revenue and earnings growth and where the investment opportunity may not be fully reflected in the price of the securities but which may involve greater volatility than investments in larger companies.

     Balanced Fund intends to invest less than 50% of its total assets in the securities of medium and smaller sized companies and the remainder in securities of larger sized companies. However, the actual percentage may vary according to changes in market conditions and the judgment of Pacific Century of how best to achieve Balanced Fund's investment objective. For risk disclosure regarding investments in medium and smaller-sized companies see, "Highlights--Certain Risks."

DIVERSIFIED FIXED INCOME FUND

     Diversified Fixed Income Fund invests in U.S. Government Obligations and in investment grade debt obligations. Most obligations acquired by Diversified Fixed Income Fund will be issued by companies or governmental entities located within the United States. Up to 25% of the total assets of Diversified Fixed Income Fund may, however, be invested in dollar-denominated debt obligations of foreign issuers. Under normal market conditions, at least 65% of the value of the total assets of Diversified Fixed Income Fund will be invested in fixed income securities.

GROWTH AND INCOME FUND

     Growth and Income Fund invests primarily in a diversified portfolio of high quality, dividend-paying common stocks and securities convertible into common stocks. Growth and Income Fund anticipates investing in securities that currently have in the aggregate an above average dividend yield, with the anticipation that the dividend will remain constant or be increased in the future. These securities generally represent the core holdings of Growth and Income Fund. However, these holdings may be balanced with lower yielding but higher growth-oriented securities to achieve more growth potential. Under normal market conditions, Growth and Income Fund will invest at least 65% of the value of its total assets in income producing common stocks and securities convertible into common stocks.

PROSPECTUS

GROWTH STOCK FUND

     Growth Stock Fund invests primarily in common stocks and securities that are convertible into common stocks of both domestic and foreign companies. Under normal market conditions, Growth Stock Fund will invest at least 65% of its total assets in common stocks or securities convertible into common stocks.

NEW ASIA GROWTH FUND

     New Asia Growth Fund is designed for U.S. investors seeking diversification of their respective investment portfolios by participating in the economies of developing Asian countries. New Asia Growth Fund's investment objective is to seek long-term growth of capital. New Asia Growth Fund seeks to achieve this objective primarily through direct or indirect investments in equity securities of companies located in the developing countries of Asia. New Asia Growth Fund invests indirectly in the equity securities of companies located in developing Asian countries by purchasing interests in other foreign investment companies or trusts which themselves invest in the developing countries of Asia. For purposes of its investment objective, New Asia Growth Fund considers such developing countries to be all countries in Asia other than Japan. New Asia Growth Fund may invest to a lesser degree in debt securities and other instruments (i.e., warrants and securities convertible into equity or debt securities) if the investment adviser believes they would help achieve the Fund's objective. Current income from dividends and interest will not be an important consideration in selecting portfolio securities.

     It is anticipated that under normal market conditions New Asia Growth Fund will invest at least 70% of its total assets directly or indirectly in common stock, common stock equivalents (such as preferred or debt securities convertible into common stocks) and preferred stocks of companies located in the developing countries of Asia which the investment adviser believes have potential for capital appreciation. New Asia Growth Fund will consider an issuer of securities to be located in a developing country of Asia if it is organized under the laws of a developing Asian country, if it derives 50% or more of its total revenues from business in a developing Asian country, or if its equity securities are traded principally on a securities exchange in a developing Asian country.

     Developing countries in which New Asia Growth Fund may invest include, but are not limited to: Hong Kong, China, India, Indonesia, South Korea, Malaysia, the Philippines, Singapore, Taiwan, Pakistan, Bangladesh, Sri Lanka and Thailand.

     The criteria which the investment adviser uses to select and maintain a portfolio of investments in any country depends on its view as to the upside potential of the stock markets in such country and, more specifically, the investment instruments therein. In determining the upside potential for each market, the investment adviser will consider the economic, political and social factors affecting each country and the prospects for improvements in these factors in the short, medium and long term.

     New Asia Growth Fund will not limit its investments to any particular type of company. New Asia Growth Fund may invest in companies, large or small, whose earnings are believed to be in a relatively strong growth trend, or in companies in which significant further growth is not anticipated but whose market value per share is thought to be undervalued. New Asia Growth Fund may invest in small and relatively less well-known companies. Investing in small and relatively less well-known companies involves certain risks. See, "Highlights--Certain Risks."

     Subject to New Asia Growth Fund's investment objective, up to 35% of the Fund's total assets may be invested in any combination of equity, debt and convertible securities of issuers located outside Asia, including money market instruments of the United States, should opportunities in these markets occur. In addition, this portion of New Asia Growth Fund's portfolio will consist of various other financial instruments such as forward foreign exchange contracts, futures contracts and options. At

                                                                      PROSPECTUS
times the investment adviser may judge that conditions in the securities markets make pursuing New Asia Growth Fund's basic investment strategy inconsistent with the best interests of its shareholders. At such times, the investment adviser may temporarily use alternative strategies, primarily designed to reduce fluctuations in the value of the Fund's assets. In implementing these "defensive" strategies, New Asia Growth Fund may invest without limit in cash (foreign currency or U.S. dollars) and in domestic, Eurodollar and foreign short-term money market instruments. It is impossible to predict when, or for how long, New Asia Growth Fund will use such alternative strategies.

SHORT INTERMEDIATE U.S. TREASURY SECURITIES FUND

     Short Intermediate U.S. Treasury Securities Fund invests primarily in U.S. Treasury Securities and in repurchase agreements collateralized by U.S. Treasury Securities. Short Intermediate U.S. Treasury Securities Fund seeks to enhance its total return by shortening the average maturity of portfolio securities when interest rates are anticipated to increase and lengthening the maturity of such portfolio securities to take advantage of anticipated interest rate declines. Due to the dollar-weighted average maturity of Short Intermediate U.S. Treasury Securities Fund, it is expected to be less volatile than U.S. Treasury Securities Fund. Under normal market conditions, at least 65% of the value of the total assets of Short Intermediate U.S. Treasury Securities Fund will be invested in U.S. Treasury Securities.

TAX-FREE SECURITIES FUND

     Tax-Free Securities Fund purchases primarily Hawaiian Municipal Obligations and Municipal Obligations. As a matter of fundamental policy, Tax-Free Securities Fund will have, under normal market conditions, at least 80% of its net assets invested in Municipal Obligations. As a matter of operating policy, under normal market conditions, at least 50%, and no more than 60%, of the market value of Tax-Free Securities Fund's securities will be invested in Hawaiian Municipal Obligations. For temporary defensive purposes, Pacific Century may invest more than 20% of Tax-Free Securities Fund's net assets in securities that are subject to federal income tax or the federal alternative minimum tax.

TAX-FREE SHORT INTERMEDIATE SECURITIES FUND

     Tax-Free Short Intermediate Securities Fund purchases primarily Hawaiian Municipal Obligations and Municipal Obligations. As a matter of fundamental policy, Tax-Free Short Intermediate Securities Fund will have, under normal market conditions, at least 80% of its net assets invested in Municipal Obligations. As a matter of operating policy, under normal market conditions at least 50%, and no more than 60%, of the market value of Tax-Free Short Intermediate Securities Fund's securities will be invested in Hawaiian Municipal Obligations. For temporary defensive purposes, Pacific Century may invest more than 20% of Tax-Free Short Intermediate Securities Fund's net assets in securities that are subject to federal income tax or the federal alternative minimum tax.

U.S. TREASURY SECURITIES FUND

     U.S. Treasury Securities Fund invests primarily in U.S. Treasury Securities and in repurchase agreements collateralized by U.S. Treasury Securities. U.S. Treasury Securities Fund seeks to enhance its total return by shortening the average maturity of portfolio securities when interest rates are anticipated to increase and lengthening the maturity of such portfolio securities to take advantage of anticipated interest rate declines. Under normal market conditions, at least 65% of the value of the total assets of U.S. Treasury Securities Fund will be invested in U.S. Treasury Securities.

PROSPECTUS

                        ADDITIONAL DISCUSSION REGARDING
                        PERMITTED INVESTMENT ACTIVITIES

MUNICIPAL OBLIGATIONS

     The Tax-Free Securities Fund and the Tax-Free Short Intermediate Securities Fund invest primarily in Municipal Obligations, which includes Municipal Bonds, Municipal Notes and Municipal Commercial Paper.

     MUNICIPAL BONDS--Municipal bonds generally have a maturity at the time of issuance of up to thirty years. They are principally classified either as "general obligation" bonds, which are secured by the pledge of the municipality's faith, credit and taxing power for the payment of principal and interest, or as "revenue" bonds, which are payable only from the revenues derived from a particular project or facility and generally are dependent solely on a specific revenue source.

     The Tax-Free Securities Fund and the Tax-Free Short Intermediate Securities Fund may invest in municipal bonds which are covered by insurance guaranteeing the scheduled payment of principal and interest until their maturity ("Insured Municipal Bonds"). The insurance can be purchased either by the issuing government entity or by the Fund purchasing the bond. This insurance is primarily written by two organizations: Ambac Indemnity Corporation (formerly called American Municipal Bond Assurance Corporation), a unit of Citicorp, and Municipal Bond Insurance Association, a pool of private insurers, but may be written by certain other large insurance companies. This insurance feature minimizes the risks to the Tax-Free Securities Fund and the Tax-Free Short Intermediate Securities Fund and its shareholders associated with payment delays or defaults in these portfolio securities, but does not guarantee the market value of these portfolio securities or the value of the shares of the Tax-Free Securities Fund and the Tax-Free Short Intermediate Securities Fund. An issuer would likely purchase insurance in order to obtain a higher rating by an NRSRO (defined below) than it would receive without the insurance thereby reducing the issuer's borrowing costs. The price paid or received for an Insured Municipal Bond may be higher than the price that would otherwise be paid or received for the municipal bond absent the insurance.

     The Tax-Free Securities Fund and the Tax-Free Short Intermediate Securities Fund may invest in moral obligation bonds ("Moral Obligation Bonds") which are tax-exempt bonds issued by a municipality or a state financial intermediary and backed by the moral obligation pledge of a state government. Under a moral obligation pledge, a state government indicates its intent to appropriate funds in the future if the primary obligor, the municipality or intermediary, defaults. The state's obligation to honor the pledge is moral rather than legal because future legislatures cannot be legally obligated to appropriate the funds required.

     MUNICIPAL NOTES--Municipal notes generally have maturities at the time of issuance of three years or less. Subject to its respective investment objective and policies, the Tax-Free Securities Fund and the Tax-Free Short Intermediate Securities Fund may invest in municipal notes that are rated at the date of purchase in one of the two highest rating categories assigned by an NRSRO, or not rated but are considered by Pacific Century to be of comparable quality. Municipal notes generally are issued in anticipation of the receipt of tax funds, of the proceeds of bond placements or of other revenues. The ability of an issuer to make payments is, therefore, dependent on such tax receipts, proceeds from bond sales or other revenues, as the case may be.

     The Tax-Free Securities Fund and the Tax-Free Short Intermediate Securities Fund also may invest in certain "private activity" bonds or notes. Such Funds may not be an appropriate investment for entities which are "substantial users," or certain "related persons" of substantial users, of facilities financed by private activity bonds. "Substantial users" are defined under U.S. Treasury Regulations

                                                                      PROSPECTUS
to include a non-exempt person who regularly uses a part of such facilities in his trade or business and whose gross revenues derived with respect to the facilities financed by the issuance of bonds are more than 5% of the total revenues derived by all users of such facilities, or who occupies more than 5% of the usable area of such facilities or for whom such facilities, or a part thereof, were specifically constructed, reconstructed or acquired. "Related persons" include certain related natural persons, affiliated corporations, partnerships and their partners and S corporations and their shareholders.

     MUNICIPAL COMMERCIAL PAPER--Municipal commercial paper is a debt obligation with a stated maturity of 270 days or less that is issued to finance seasonal working capital needs or as short-term financing in anticipation of longer-term debt. Subject to its respective investment objective and policies, the Tax-Free Securities Fund and the Tax-Free Short Intermediate Securities Fund may invest in municipal commercial paper that is rated at the date of purchase in one of the two highest rating categories by an NRSRO or not rated but is considered by Pacific Century to be of comparable quality.

U.S. GOVERNMENT OBLIGATIONS

     Each of the Funds may invest in U.S. Government Obligations which include, in addition to U.S. Treasury Securities, the obligations of the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Government National Mortgage Association ("GNMA"), Student Loan Marketing Association ("SLMA"), Federal National Mortgage Association ("FNMA"), Resolution Trust Corporation and Federal Home Loan Mortgage Corporation ("FHLMC"). U.S. Treasury Securities and certain other obligations of certain agencies and instrumentalities of the U.S. Government, such as those of the GNMA, are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Export-Import Bank of the United States, are supported by the right of the issuer to borrow from the U.S. Treasury; others, such as those of FNMA, are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; still others, such as those of the SLMA, are supported only by the credit of the instrumentality. No assurance can be given that the U.S. Government would provide financial support to U.S. Government sponsored instrumentalities if it is not obligated to do so by law. Some of these instruments may be variable or floating rate instruments. The Funds will invest in the obligations of such instrumentalities only when Pacific Century believes that the credit risk with respect to the instrumentality is minimal.

BANK AND SAVINGS AND LOAN OBLIGATIONS

     Each of the Funds may invest in Bank and Savings and Loan obligations. These obligations include negotiable certificates of deposit, fixed time deposits, bankers' acceptances, and interest bearing demand accounts. The Funds limit their bank investments to dollar-denominated obligations of U.S., Canadian, Asian, Australian or European banks which have more than $500 million in total assets at the time of investment or of United States savings and loan associations which have more than $1 billion in total assets at the time of investment and, in the case of U.S. banks, are members of the Federal Reserve System or are examined by the Comptroller of the Currency or whose deposits are insured by the Federal Deposit Insurance Corporation.

COMMERCIAL PAPER

     Balanced Fund, Diversified Fixed Income Fund, Growth and Income Fund, Growth Stock Fund, Short Intermediate U.S. Treasury Securities Fund, Tax-Free Securities Fund, Tax-Free Short Intermediate Securities Fund and U.S. Treasury Securities Fund may invest in commercial paper that is rated at the date of purchase in the highest rating category assigned by a nationally recognized statistical rating organization (an "NRSRO") or unrated if considered by Pacific Century to be of comparable quality. New Asia Growth Fund may invest in commercial paper that is rated at the time

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of purchase in the two highest short-term rating categories by an NRSRO or unrated if considered by the investment adviser to be of comparable quality. Commercial paper includes short-term unsecured promissory notes, and variable floating rate demand notes issued by domestic and foreign bank holding companies, corporations and financial institutions as well as similar taxable and tax-exempt instruments issued by government agencies and instrumentalities.

DEBT SECURITIES

     Each of the Funds may invest in debt securities issued by foreign and domestic corporations or financial institutions, and Yankee bonds. Foreign debt securities in which the Funds may invest include global fixed income securities, described below. Balanced Fund, Diversified Fixed Income Fund, Growth and Income Fund, Growth Stock Fund, Short Intermediate U.S. Treasury Securities Fund, Tax-Free Securities Fund, Tax-Free Short Intermediate Securities Fund and U.S. Treasury Securities Fund may only invest in U.S. dollar-denominated foreign debt securities.

     Global fixed-income securities include government obligations issued or guaranteed by U.S. and foreign governments and their political subdivisions, authorities, agencies or instrumentalities and by supranational entities (such as the World Bank, The European Economic Community, the Asian Development Bank and the European Coal and Steel Community), Eurobonds and corporate bonds with varying maturities denominated in various currencies. Yankee bonds are U.S. dollar-denominated obligations issued by foreign governments or companies. New Asia Growth Fund may invest in the fixed income securities of developing Asian countries. Developing Asian fixed-income securities are debt securities or obligations issued or guaranteed by governments in such countries (including their agencies, instrumentalities or political subdivisions) ("sovereign debt"), debt securities or obligations of entities organized to restructure outstanding debt of such issuers, and debt securities of issuers located in such developing countries.

     The debt securities in which the Funds will invest (including convertible securities, as applicable) will be of investment grade (i.e., rated in the top four rating categories by an NRSRO, or, if unrated, determined to be of comparable quality by the investment adviser). See SAI, "Appendix." Notwithstanding the foregoing, up to 10% of the New Asia Growth Fund's net assets may be invested in securities rated below investment grade by an NRSRO or determined to be of comparable quality by the investment adviser. Debt securities rated below investment grade or of comparable quality are commonly referred to as "junk bonds." For a description of the risks associated with investment in debt securities, including lower-rated debt securities and sovereign debt, see "Additional Risk Disclosure--Risk Factors Associated with Investment in Certain Debt Securities."

PREFERRED STOCK

     Each of the Funds may invest in preferred stock which is a class of capital stock that pays dividends at a specified rate and that has preference over common stock in the payment of dividends and the liquidation of assets. Preferred stock does not ordinarily carry voting rights.

ILLIQUID SECURITIES

     Each of the Funds may invest in illiquid securities. The Funds will not knowingly invest more than 15% of the value of their respective net assets in securities that are illiquid. Repurchase agreements with a duration of seven days or more, time deposits that do not provide for payment to a Fund within seven days after notice and Guaranteed Investment Contracts ("GICs") and most commercial paper issued in reliance upon the exemption in Section 4(2) of the Securities Act of 1933 (the "1933 Act") (other than variable amount master demand notes with maturities of nine months or less) are subject to this 15% limit.

     If otherwise consistent with its investment objective and policies, any of the Funds may purchase securities which are not registered under the 1933

                                                                      PROSPECTUS

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Act but which can be sold to "qualified institutional buyers" in accordance with
Rule 144A under the 1933 Act. Any such security will not be considered illiquid so long as it is determined by Pacific Century, acting under guidelines and procedures that are developed, established and monitored by the Board of Trustees, that an adequate trading market exists for that security. This investment practice could have the effect of increasing the level of illiquidity in a Fund during any period that qualified institutional buyers become uninterested in purchasing these restricted securities. The ability to sell to qualified institutional buyers under Rule 144A is a recent development, and it is not possible to predict how this market will develop.

     The staff of the Commission has taken the position that OTC options that are purchased and the assets used as cover for written OTC options should generally be treated as illiquid securities. However, if a dealer recognized by the Federal Reserve Bank as a primary dealer in U.S. Government securities is the other party to an option contract written by a Fund and the Fund has the absolute right to repurchase the option from the dealer at a formula price established in a contract with the dealer, the Commission staff has agreed that the Fund needs to treat as illiquid only that amount of the cover assets equal to the formula price less the amount by which the market value of the security subject to the option exceeds the exercise price of the option (the amounts by which the option is in-the-money). Although Pacific Century does not believe that OTC options are generally illiquid, pending resolution of this issue, each Fund will conduct their operations in conformity with the views of the Commission staff.

BORROWINGS

     Each of Balanced Fund, Diversified Fixed Income Fund, Growth and Income Fund, Growth Stock Fund, New Asia Fund, Short Intermediate U.S. Treasury Securities Fund, Tax-Free Securities Fund, Tax-Free Short Intermediate Securities Fund, and U.S. Treasury Securities Fund may borrow from banks up to 20% of the current value of its net assets for temporary purposes only in order to meet redemptions, and these borrowings may be secured by the pledge of up to 20% of the current value of its net assets (but investments may not be purchased while such outstanding borrowings in excess of 5% of its net assets exists).

     New Asia Growth Fund may borrow an amount equal to no more than 33% of the value of its total assets (calculated at the time of the borrowing) from banks for temporary, extraordinary or emergency purposes, for the clearance of transactions, to hedge against currency movements or for investment purposes. New Asia Growth Fund may pledge up to 33% of its total assets to secure these borrowings. If New Asia Growth Fund's asset coverage for borrowings falls below 300%, the Fund will take prompt action to reduce its borrowings. If the 300% asset coverage should decline as a result of market fluctuations or other reasons, New Asia Growth Fund may be required to sell portfolio securities to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time.

     Borrowing for investment purposes is generally known as "leveraging." Leveraging may exaggerate the effect on net asset value of any increase or decrease in the market value of the Fund's portfolio. Money borrowed for leveraging will be subject to interest costs which may or may not be recovered by appreciation of the securities purchased. In addition, New Asia Growth Fund may be required to maintain minimum average balances in connection with such borrowing or pay a commitment fee to maintain a line of credit, which would increase the cost of borrowing over the stated interest rate.

     Each Fund may borrow funds for temporary purposes by entering into reverse repurchase agreements which are considered to be borrowings under the Investment Company Act of 1940 (the "1940 Act"). At the time a Fund enters into a reverse repurchase agreement (an agreement under which the Fund sells portfolio securities and agrees to repurchase them at an agreed-upon date and price),

PROSPECTUS

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

it will place in a segregated custodial account cash or liquid assets having a value equal to or greater than the repurchase price (including accrued interest) and will subsequently monitor the account so that such value is maintained. Reverse repurchase agreements involve the risk that the market value of the securities sold by a Fund may decline below the price of the securities it is obligated to repurchase. The Funds would pay interest on amounts obtained pursuant to a reverse repurchase agreement.

LOANS OF PORTFOLIO SECURITIES

     Each of the Funds may lend securities from its portfolio to brokers, dealers and financial institutions (but not individuals) if liquid assets equal to the current market value of the securities loaned (including accrued interest thereon) plus the interest payable to the Fund with respect to the loan is maintained with the Fund. In determining whether to lend a security to a particular broker, dealer or financial institution, Pacific Century will consider all relevant facts and circumstances, including the creditworthiness of the broker, dealer or financial institution. Any loans of portfolio securities will be fully collateralized based on values that are marked to market daily by Pacific Century. No Fund will enter into any portfolio security lending arrangement having a duration of longer than one year. Any securities that a Fund may receive as collateral will not become part of such Fund's portfolio at the time of the loan and, in the event of a default by the borrower, the Fund will, if permitted by law, dispose of such collateral except for such part thereof that is a security in which such Fund may invest. During the time securities are on loan, the borrower will pay the Fund any accrued income on those securities, and the Fund may invest the cash collateral and earn additional income or receive an agreed-upon fee from a borrower that had delivered cash-equivalent collateral. No Fund will lend securities having a value that exceeds 30% (33% with respect to New Asia Growth Fund) of the current value of its total assets. Loans of securities by a Fund will be subject to termination at the Fund's or the borrower's option. The Funds may pay reasonable administrative and custodial fees in connection with a securities loan and may pay a negotiated portion of the interest or fee earned with respect to the collateral to the borrower or the placing broker. Borrowers and placing brokers may not be affiliated, directly or indirectly, with the Trust, Pacific Century, BISYS, or, with respect to New Asia Growth Fund, the Sub-Adviser.

HEDGING STRATEGIES

     Each Fund may engage in various portfolio strategies including derivative transactions to reduce certain risks of its investments. These strategies currently include the use of options and futures contracts and options thereon and, with respect to New Asia Growth Fund, the use of foreign currency exchange contracts. Balanced Fund, Diversified Fixed Income Fund, Growth and Income Fund, Growth Stock Fund, Short Intermediate U.S. Treasury Securities Fund, Tax-Free Securities Fund, Tax-Free Short Intermediate Securities Fund, and U.S. Treasury Securities Fund may also use futures and options thereon to manage cash flow into the Funds, and may use options to enhance income. A Fund's ability to use these strategies may be limited by market conditions, regulatory limits and tax considerations and there can be no assurance that any of these strategies will succeed. See "Additional Information on Fund Investments" and "Tax Information" in the SAI. New financial products and risk management techniques continue to be developed and the Fund may use these new investments and techniques to the extent consistent with its investment objective and policies.

     Options. Each of Balanced Fund, Diversified Fixed Income Fund, Growth and Income Fund, Growth Stock Fund, Short Intermediate U.S. Treasury Securities Fund, Tax-Free Securities Fund, Tax-Free Short Intermediate Securities Fund, and U.S. Treasury Securities Fund may purchase put and call options and write covered put and call options on securities in which such Fund may invest, provided such options do not exceed 5% of the Fund's net assets in the aggregate and (1) are traded on registered domestic securities exchanges

                                                                      PROSPECTUS

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

or (2) result from separate privately negotiated transactions in the OTC market with primary U.S. government securities dealers recognized by the Board of Governors of the Federal Reserve System. These options may be employed to hedge a Fund's portfolio against market risk or to enhance income (e.g., to attempt to realize through the receipt of premiums a greater current return than would be realized on the underlying securities alone).

     New Asia Growth Fund may purchase put and call options and write covered put and call options on securities, securities indexes and on currencies that are traded on U.S. or foreign securities exchanges or in the OTC market. Options which New Asia Growth Fund may purchase and/or write in the OTC market include privately negotiated transactions with primary U.S. Government securities dealers to hedge the Fund's portfolio. New Asia Growth Fund may purchase put options in an effort to protect the value of securities (or currencies) that it owns against a decline in market value and purchase call options in an effort to protect against an increase in the price of securities (or currencies) it intends to purchase. New Asia Growth Fund may also purchase put and call options to offset previously written put and call options of the same series. See SAI, "Additional Information on Fund Investments."

     A call option gives the purchaser, in exchange for a premium paid, the right for a specified period of time to purchase securities or currency subject to the option at a specified price (the exercise price or strike price). A put option gives the purchaser in return for a premium, the right for a specified time, to sell the securities or currency subject to the option of the writer of the put at the exercise price.

     The aggregate value of the exercise price or strike price of call options written by New Asia Growth Fund may not exceed 25% of the Fund's net asset value.

     Forward Currency Exchange Contracts. New Asia Growth Fund may enter into forward foreign currency exchange contracts to protect the value of its assets against future changes in the level of currency exchange rates. New Asia Growth Fund may enter into such contracts on a spot, i.e., cash, basis at the rate then prevailing in the currency exchange market or on a forward basis, by entering into a forward contract to purchase or sell currency. A forward contract on foreign currency is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days agreed upon by the parties from the date of the contract at a price set on the date of the contract.

     New Asia Growth Fund's dealings in forward contracts will be limited to hedging involving either specific transactions or portfolio positions. Transaction hedging is the purchase or sale of a forward contract with respect to specific receivables or payables of the New Asia Growth Fund generally arising in connection with the purchase or sale of its portfolio securities, accruals of interest or dividends receivable and Fund expenses. Position hedging is the sale of a foreign currency with respect to portfolio security positions denominated or quoted in that currency or in a different currency (cross hedge). Although there are no limits on the number of forward contracts which the Fund may enter into, the Fund may not position hedge (including cross hedges) with respect to a particular currency for an amount greater than the aggregate market value (determined at the time of making any sale of forward currency) of the securities being hedged. See SAI, "Additional Information on Fund Investments."

     Futures Contracts and Related Options. Each of the Funds may enter into contracts for the future delivery of specific securities, classes of securities and financial indices, may purchase or sell exchange-listed or OTC options on any such futures contracts and may engage in related closing transactions. In addition, New Asia Growth Fund may engage in currency futures contracts and related options. A financial futures contract is an agreement to purchase or sell an agreed amount of securities or currency at a set price for delivery in the future. A futures contract on a securities index is an agreement obligating either party to pay, and entitling the

PROSPECTUS

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

other party to receive, while the contract is outstanding, cash payments based on the level of a specified securities index. The acquisition of put and call options on futures contracts will, respectively, give the Fund the right (but not the obligation), for a specified price, to sell or to purchase the underlying futures contract, upon exercise of the option, at any time during the option period.

     Each Fund may engage in futures contracts and related options in an effort to hedge against market (or, with respect to New Asia, currency) risks. For example, with respect to market risk, when interest rates are expected to rise or market values of portfolio securities are expected to fall, a Fund can seek through the sale of futures contracts to offset a decline in the value of its portfolio securities. When interest rates are expected to fall or market values are expected to rise, a Fund, through the purchase of such contracts, can attempt to secure better rates or prices for the Fund than might later be available in the market when it effects anticipated purchases. With respect to currency risk, by entering into currency futures and options thereon on U.S. and foreign exchanges, New Asia Growth Fund can seek to establish the rate at which it will be entitled to exchange U.S. dollars for another currency at a future time. By selling currency futures, New Asia Growth Fund can seek to establish the number of dollars it will receive at delivery for a certain amount of a foreign currency. In this way, whenever New Asia Growth Fund anticipates a decline in the value of a foreign currency against the U.S. dollar, the Fund can attempt to "lock in" the U.S. dollar value of some or all of the securities held in its portfolio that are denominated in that currency. By purchasing currency futures, New Asia Growth Fund can establish the number of dollars it will be required to pay for a specified amount of a foreign currency in a future month. Thus if New Asia Growth Fund intends to buy securities in the future and expects the U.S. dollar to decline against the relevant foreign currency during the period before the purchase is effected, the Fund can attempt to "lock in" the price in U.S. dollars of the securities it intends to acquire.

     Futures may also be used to manage cash flows into and out of Balanced Fund, Diversified Fixed Income Fund, Growth and Income Fund, Growth Stock Fund, Short Intermediate U.S. Treasury Securities Fund, Tax-Free Securities Fund, Tax-Free Short Intermediate Securities Fund and U.S. Treasury Securities Fund. For example, the investment manager may wish to be fully invested in a particular asset class. Through the use of futures, the manager can achieve this objective immediately while temporarily deferring industry and security selection, in the interest of timeliness.

     Each Fund is subject to the limitations set forth in the Commodity Futures Trading Commission ("CFTC") regulations with respect to the futures contracts and related options in which it may invest. Accordingly, each Fund may not purchase and sell futures contracts and related options for other than bona fide hedging purposes (as defined in CFTC regulations) if, immediately thereafter, aggregate initial margin deposits for futures contracts, and premiums paid for related options, would exceed five percent (5%) of the liquidation value of the Fund's total assets. Each Fund may purchase and sell futures contracts and related options, without limitation, for bona fide hedging purposes. As a matter of operating policy, however, aggregate initial margin deposits for futures contracts, and premiums paid for related options, may not exceed five percent (5%) of the total assets of Balanced Fund, Diversified Fixed Income Fund, Growth and Income Fund, Growth Stock Fund, Short Intermediate U.S. Treasury Securities Fund, Tax-Free Securities Fund, Tax-Free Short Intermediate Securities Fund and U.S. Treasury Securities Fund, and the value of securities that are the subject of such futures and options (both for receipt and delivery) may not exceed one-third of the market value of each Fund's total assets. Futures transactions will be limited to the extent necessary to maintain a Fund's qualification as a regulated investment company.

                                                                      PROSPECTUS

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

     Futures transactions involve brokerage costs and require a Fund to segregate assets to cover its obligations under futures, or to cover its obligations by owning the assets underlying open futures contracts. A Fund may lose the expected benefit of futures transactions if interest rates, exchange rates or securities prices move in an unanticipated manner. Such losses are potentially significant and unanticipated changes may result in poorer overall performance than if the Fund had not entered into any futures transactions. In addition, the value of a Fund's futures positions may not prove to be perfectly or even highly correlated with the value of its portfolio securities, limiting the Fund's ability to hedge effectively against interest rate, exchange rate and/or market risk and giving rise to additional risks. There is no assurance of liquidity in the secondary market for purposes of closing out future positions. Where a liquid secondary market does not exist, a Fund is unlikely to be able to control losses by closing out futures positions. Gains and losses on investments in options and futures depend on Pacific Century's ability to predict correctly the direction of stock prices, interest rates and other economic factors. Certain futures exchanges or boards of trade have established daily limits on the amount that the price of futures contracts or related options may vary, either up or down, from the previous day's settlement price. These daily limits may restrict a Fund's ability to purchase or sell certain futures contracts or related options on any particular day. For additional discussion of certain risks associated with the use of futures contracts and options thereon, see "Additional Risk Disclosure--Risks of Hedging Strategies."

ASSET BACKED SECURITIES

     Each of the Funds may invest in Asset Backed Securities. Asset Backed Securities arise through the grouping by governmental, government-related, and private organizations of loans, receivables, and other assets originated by various lenders. Asset Backed Securities acquired by a Fund consist of both mortgage and non-mortgage backed securities. Interest in pools of these assets differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal paid at maturity or specified call dates. Instead, Asset Backed Securities provide periodic payments which generally consist of both interest and principal payments.

     The life of an Asset Backed Security varies with the prepayment experience with respect to the underlying debt instruments. The rate of such prepayments, and hence the life of an Asset Backed Security, will be primarily a function of current market interest rates, although other economic and demographic factors may be involved. For example, falling interest rates generally result in an increase in the rate of prepayments of mortgage loans while rising interest rates generally decrease the rate of prepayments. An acceleration in prepayments in response to sharply falling interest rates will shorten the security's average maturity and limit the potential appreciation in the security's value relative to a conventional debt security. Consequently, Asset Backed Securities are not as effective in locking in high, long-term yields. Conversely, in periods of sharply rising rates, prepayments are generally slow, increasing the security's average life and its potential for price depreciation.

     Mortgage Backed Securities represent an ownership interest in a pool of residential mortgage loans, the interest in which is in most cases issued and guaranteed by an agency or instrumentality of the U.S. Government, though not necessarily by the U.S. Government itself.

     One such type of Mortgage Backed Security is a GNMA Certificate. GNMA Certificates are backed as to the timely payment of principal and interest by the full faith and credit of the U.S. Government. Another type is a FNMA Certificate; the principal and interest of which are guaranteed only by FNMA itself, not by the full faith and credit of the U.S. Government. Another type is a FHLMC Participation Certificate. This type of obligation is guaranteed by FHLMC as to timely payment of principal and interest. However, like a FNMA security, it is not guaranteed by the full

PROSPECTUS

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

faith and credit of the U.S. Government. Mortgage Backed Securities issued by private issuers, whether or not such obligations are subject to guarantees by the private issuer, may entail greater risk than obligations directly or indirectly guaranteed by the U.S. Government. Such securities will be purchased for the Funds only when Pacific Century determines that they are readily marketable at the time of purchase.

     The average life of Mortgage Backed Securities varies with the maturities of the underlying mortgage instruments, which have maximum maturities of 40 years. The average life is likely to be substantially less than the original maturity of the mortgage pools underlying the securities as the result of mortgage prepayments, mortgage refinancings, or foreclosures. The rate of mortgage prepayments, and hence the average life of the certificates, will be a function of the level of interest rates, general economic conditions, the location and age of the mortgage and other social and demographic conditions. Such prepayments are passed through to the registered holder with the regular monthly payments of principal and interest and have the effect of reducing future payments. As a result of the pass-through of prepayments of principal on the underlying securities, Mortgage Backed Securities are often subject to more rapid prepayments of principal than their stated maturity would indicate. Because the prepayment characteristics of the underlying mortgages vary, it is not possible to predict accurately the realized yield or the average life of a particular issue of pass-through certificates. As a result of these principal payment features, Mortgage Backed Securities are generally more volatile than other U.S. Government securities.

     Estimated average life will be determined by Pacific Century and used for the purpose of determining, respectively, the average weighted maturity of the Funds. Various independent mortgage backed securities dealers publish average remaining life data using proprietary models and, in making such determinations for the Funds, Pacific Century might deem such data unreasonable if such data appeared to present a significantly different average remaining expected life for a security when compared to data relating to the average remaining life of comparable securities as provided by other independent mortgage backed securities dealers.

     The Funds also may invest in non-mortgage backed securities including interests in pools of receivables, such as motor vehicle installment purchase obligations and credit card receivables. Such securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in the underlying pool of assets. Such securities also may be debt instruments, which also are known as collateralized obligations and are generally issued as the debt of a special purpose entity organized solely for the purpose of owing such assets and issuing such debt.

     Non-mortgage backed securities are not issued or guaranteed by the U.S. Government or its agencies or instrumentalities; however, the payment of principal and interest on such obligations may be guaranteed up to certain amounts and for a certain time period by a letter of credit issued by a financial institution (such as a bank or insurance company) unaffiliated with the issuers of such securities. Non-mortgage backed securities will be purchased by the Funds only when such securities are readily marketable and rated at the time of purchase in one of the two highest rating categories assigned by an NRSRO or, if unrated, considered by the investment adviser to be of comparable quality. In addition, such securities generally will have remaining estimated lives at the time of purchase of five years or less. See SAI, "Additional Information on Fund Investments."

REPURCHASE AGREEMENTS

     Each of the Funds may enter into repurchase agreements wherein the seller of a security to the Fund agrees to repurchase that security from the Fund at a mutually agreed-upon time and price. The period of maturity is usually quite short, often overnight or a few days, although it may extend over a number of months. A Fund may enter into repurchase agreements only with respect to obligations

                                                                      PROSPECTUS
that could otherwise be purchased by the Fund. All repurchase agreements will be fully collateralized based on values that are marked to market daily by Pacific Century. If the seller defaults and the value of the underlying securities has declined, the Fund may incur a loss. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, the Fund's disposition of the security may be delayed or limited.

OTHER INVESTMENT COMPANIES

     In connection with the management of its daily cash position, Balanced Fund, Diversified Fixed Income Fund, Growth and Income Fund, Growth Stock Fund, New Asia Growth Fund, Short Intermediate U.S. Treasury Securities Fund, Tax-Free Securities Fund, Tax-Free Short Intermediate Securities Fund and U.S. Treasury Securities Fund may also invest in securities issued by other investment companies, including (to the extent permitted by the 1940 Act) other investment companies managed by Pacific Century. New Asia Growth Fund may also invest in securities issued by other investment companies by purchasing the securities of certain foreign investment funds or trusts called passive foreign investment companies, which have been the only or primary way to invest in certain developing countries of Asia.

     Securities of other investment companies will be acquired by a Fund within the limits prescribed by the 1940 Act. Each of the Funds intends to limit its investments so that, as determined immediately after a securities purchase is made: (a) not more than 5% of the value of its total assets will be invested in the securities of any one investment company; (b) not more than 10% of the value of its total assets will be invested in the aggregate in securities of investment companies as a group; (c) not more than 3% of the outstanding voting stock of any one investment company will be owned by the Fund; and (d) the Fund, together with other investment companies having the same investment adviser and companies controlled by such companies, owns not more than 10% of the total stock of any one closed-end company.

     As a shareholder of another investment company, a Fund would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. Accordingly, in addition to bearing their proportionate share of the relevant Fund's expenses (i.e., management fees and operating expenses), shareholders will also indirectly bear similar expenses of such other investment companies or trusts. However, Pacific Century has undertaken to waive or reimburse the Funds its advisory fees with respect to Fund assets so invested (except when such purchase is part of a plan of merger, consolidation, reorganization or acquisition).

     Investments by New Asia Growth Fund in wholly-owned investment entities created under the laws of certain countries will not be deemed the making of an investment in other investment companies.

REAL ESTATE MORTGAGE INVESTMENT CONDUITS

     Each of the Funds may invest in Real Estate Mortgage Investment Conduits ("REMICs"). REMICs are a pass-through vehicle created to issue multiclass Mortgage Backed Securities. REMICs may be organized as corporations, partnerships, or trusts and those meeting certain qualifications are not subject to double taxation. Interests in REMICs may be senior or junior, regular (debt instruments) or residual (equity interests).

FLOATING AND VARIABLE RATE DEBT INSTRUMENTS

     Each of the Funds may invest in floating and variable rate debt instruments. Floating and variable rate debt instruments bear interest at rates that are not fixed, but vary with changes in specified market rates or indices or at specified intervals. Certain of these instruments may carry a demand feature that would permit the holder to tender them back to the issuer at a par value prior to maturity. The floating and variable rate instruments that the Funds may purchase include certificates of participation in such obligations purchased from banks. Pacific Century will monitor on an ongoing basis the ability of an

PROSPECTUS

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

issuer of a demand instrument to make payment when due, which could be affected by events occurring between the date the Funds elect to demand payment and the date payment is due, except when such demand instruments permit same-day settlement. In this regard, Pacific Century, pursuant to direction of the Board of Trustees, will determine the liquidity of those instruments with demand features that cannot be exercised within seven days.

WHEN-ISSUED SECURITIES AND FORWARD
COMMITMENTS

     Each of the Funds may purchase securities on a "when-issued" basis and may also purchase or sell securities on a "forward commitment" basis. These transactions, which involve a commitment by a Fund to purchase or sell particular securities with payment and delivery taking place at a future date (perhaps one or two months later), permit a Fund to lock-in a price or yield on a security it owns or intends to purchase, regardless of future changes in interest rates. When-issued and forward commitment transactions involve the risk, however, that the yield obtained in a transaction may be less favorable than the yield available in the market when the securities delivery takes place. The Funds do not intend to engage in when-issued purchases and forward commitments for speculative purposes but only in furtherance of their investment objectives. The forward commitments and when-issued purchases are not expected to exceed 25% of the value of any of the Funds' total assets absent unusual market conditions.

     The Funds will not start earning interest or dividends on when-issued securities until they are received. The value of the securities underlying a when-issued purchase or a forward commitment to purchase securities, and any subsequent fluctuations in their value, is taken into account when determining the net asset value of a Fund starting on the date such Fund agrees to purchase the securities. Each Fund will establish a segregated account in which it will maintain liquid assets in an amount at least equal in value to such Fund's commitment to purchase securities on a when-issued or forward commitment basis. If the value of these assets declines, the Fund will replace additional liquid assets in the account on a daily basis so that the value of the assets in the account is equal to the amount of such commitments.

LETTERS OF CREDIT AND LIQUIDITY AGREEMENTS

     Each of the Funds may purchase debt obligations that are backed by an irrevocable letter of credit or liquidity agreement of a bank, savings and loan association or insurance company which assumes the obligation for payment of principal and interest in the event of default by the issuer. Only banks, savings and loan associations and insurance companies which, in the opinion of Pacific Century, are of investment quality comparable to other permitted investments of such Fund, may be used for letter of credit and liquidity agreement backed investments.

FOREIGN SECURITIES

     Balanced Fund, Diversified Fixed Income Fund, Growth and Income Fund, Growth Stock Fund, Short Intermediate U.S. Treasury Securities Fund, Tax-Free Securities Fund, Tax-Free Short Intermediate Securities Fund and U.S. Treasury Securities Fund may invest directly in securities of foreign governmental and private issuers that are denominated in and pay interest in U.S. dollars.

     New Asia Growth Fund may invest in the securities of foreign issuers directly or in the form of American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs") or other Depositary Receipts (which, together with ADRs, GDRs and EDRs, are hereinafter collectively referred to as "Depositary Receipts") to the extent such Depositary Receipts become available. ADRs (which include American Depositary Shares and New York Shares) are publicly traded on exchanges or over-the-counter ("OTC") in the United States. GDRs, EDRs and other types of Depositary Receipts are typically issued by foreign depositaries, although they may also be issued by U.S. depositaries, and

                                                                      PROSPECTUS
evidence ownership interests in a security or pool of securities issued by either a U.S. or foreign corporation. Depositary Receipts may be "sponsored" or "unsponsored." In a sponsored arrangement, the foreign issuer assumes the obligation to pay some or all of the depositary's transaction fees, whereas in an unsponsored arrangement, the foreign issuer assumes no obligation and the depositary's transaction fees are paid by the holders of the Depositary Receipts. Foreign issuers in respect of whose securities unsponsored Depositary Receipts have been issued are not necessarily obligated to disclose material information in the markets in which the unsponsored Depositary Receipts are traded, and, therefore, there may not be correlation between such information and the market value of such securities.

     New Asia Growth Fund may hold foreign currency in connection with the purchase and sale of foreign securities. To the extent the foreign currency is so held, there may be a risk due to foreign currency exchange rate fluctuations. Such foreign currency will be held with the Fund's custodian bank or by an approved foreign subcustodian.

     Investing in the securities of foreign issuers involves special risks and considerations not typically associated with investing in the United States. See "Additional Risk Disclosure" below. For additional discussion concerning investment in foreign debt securities, see "Debt Securities" below.

CONVERTIBLE SECURITIES

     Each of Balanced Fund, Growth and Income Fund, Growth Stock Fund and New Asia Growth Fund may invest in convertible securities that provide current income and are issued by companies with the characteristics described above. The Funds may purchase convertible securities that are fixed-income debt securities or preferred stocks, and which may be converted at a stated price within a specified period of time into a certain quantity of the common stock of the same or other issuers. Convertible securities, while usually subordinated to nonconvertible debt securities of the same issuer, are senior to common stocks in an issuer's capital structure. Convertible securities may offer more flexibility by providing the investor with a steady income stream (generally yielding a lower amount than nonconvertible securities of the same issuer and a higher amount than common stocks) as well as the opportunity to take advantage of increases in the price of the issuer's common stock through the conversion feature. Convertible security prices tend to be influenced by changes in the market value of the common stock as well as changes in interest rates. Convertible securities in which the Funds may invest are subject to the rating criteria and limitations discussed below under "Debt Securities."

WARRANTS

     Balanced Fund, Growth and Income Fund, Growth Stock Fund and New Asia Growth Fund may invest in warrants. A warrant gives the holder thereof the right to subscribe by a specified date to a stated number of shares of stock of the issuer at a fixed price. Warrants tend to be more volatile than the underlying stock, and if at a warrant's expiration date the stock is trading at a price below the price set in the warrant, the warrant will expire worthless. Conversely, if at the expiration date the stock is trading at a price higher than the price set in the warrant, a Fund can acquire the stock at a price below its market value. No Fund may invest more than 10% of its net assets in warrants.

INTEREST ONLY OR PRINCIPAL ONLY OBLIGATIONS

     Each of the Funds may make limited investments (not exceeding 5% of the relevant Fund's net assets) in separately traded principal and interest components of securities issued by the United States Treasury. The principal and interest components or selected securities are traded independently under the Separate Trading of Registered Interest and Principal of Securities program ("STRIPs"). Under the STRIPs program, the principal and interest components are individually numbered and separately issued by the U.S. Treasury at the request of

PROSPECTUS
depository financial institutions, which then trade the component parts independently.

GUARANTEED INVESTMENT CONTRACTS

     Each of the Funds may invest up to 5% of its net assets in Guaranteed Investment Contracts ("GICs") issued by highly rated U.S. insurance companies. GICs are considered to be illiquid, and accordingly, are subject to the Fund's 15% limitation on investment in illiquid securities. See the SAI, "Additional Information on Fund Investments."

PORTFOLIO TURNOVER

     Generally, the Funds will purchase portfolio securities for capital appreciation or investment income, or both, and not for short-term trading profits. However, a Fund may sell a portfolio investment soon after its acquisition if Pacific Century believes that such a disposition is consistent with attaining the investment objective of the particular Fund. Portfolio investments may be sold for a variety of reasons, such as a more favorable investment opportunity or other circumstances bearing on the desirability of continuing to hold such investments. The annual portfolio turnover rate is not expected to exceed 100% for any Fund. For the fiscal years ended July 31, 1997 and July 31, 1996, the portfolio turnover rate for the Funds were as follows:

                 PORTFOLIO TURNOVER RATE FOR FISCAL YEARS ENDED
                        JULY 31, 1997 AND JULY 31, 1996

                            FUND                                1997        1996
                            ----                              --------    --------
Diversified Fixed Income Fund...............................    80.98%     58.86%
Growth and Income Fund......................................    74.83%     80.83%
Growth Stock Fund...........................................    32.20%     61.30%
New Asia Growth Fund........................................   134.89%     86.53%
Short Intermediate U.S. Treasury Securities Fund............    51.56%     47.17%
Tax-Free Securities Fund....................................    11.07%     24.78%
Tax-Free Short Intermediate Securities Fund.................    29.46%     54.70%
U.S. Treasury Securities Fund...............................    44.90%     15.75%

See "Portfolio Transactions" in the Statement of Additional Information for additional information relating to portfolio turnover rate.

INVESTMENT POLICIES

     Each Fund's investment objectives, as set forth in the first paragraph of the description of each Fund in the "Highlights" section, are fundamental; that is, they may not be changed without approval by vote of the holders of a majority of the relevant Fund's outstanding voting securities, as described under "Capital Stock" in the SAI. If the Trust's Board of Trustees determines, however, that a Fund's investment objective can best be achieved by a substantive change in a non-fundamental investment policy or strategy, the Trust's Board may make such change without shareholder approval and will disclose any such material changes in the then-current prospectus. Any policy that is not specified in a Fund's Prospectus, or in the SAI, as being fundamental, is nonfundamental.

                                                                      PROSPECTUS

                           ADDITIONAL RISK DISCLOSURE

RISK FACTORS AND SPECIAL CONSIDERATIONS OF
INVESTING IN FOREIGN SECURITIES GENERALLY AND
IN COUNTRIES WITH SMALLER CAPITAL MARKETS

     Investing on an international basis involves certain risks not involved in domestic investments, including fluctuations in foreign exchange rates, future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws or restrictions. In addition, with respect to certain foreign countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could affect investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respect as growth of gross national product, rates of inflation, capital reinvestment, resources, self-sufficiency and balance of payments position. Certain foreign investments may also be subject to foreign withholding taxes. Most of the foreign securities held by the Funds will not be registered with the Securities and Exchange Commission, nor will the issuers thereof be subject to the reporting requirements of such agency. Accordingly, there may be less publicly available information about a foreign company than about a U.S. company, and such foreign companies may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those to which U.S. companies are subject. As a result, traditional investment measurements, such as price/earnings ratios, as used in the United States, may not be applicable to certain smaller capital markets. Foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards or to practices and requirements comparable to those applicable to domestic companies. Foreign markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have failed to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Brokerage commissions and other transaction costs on foreign securities exchanges are generally higher than in the United States. There is generally less government supervision and regulation of exchanges, brokers and issuers in foreign countries than there is in the United States. The foregoing risks are often heightened for investments in smaller capital markets and developing countries.

     To the extent a Fund invests in foreign securities, its operating expense ratio can be expected to be higher than that of an investment company investing exclusively in U.S. securities since certain expenses of the Fund, such as management and advisory fees and custodial costs, may be higher.

     New Asia Growth Fund will invest heavily in securities denominated or quoted in currencies other than the U.S. dollar. Accordingly, changes in foreign currency exchange rates will affect the value of securities in the portfolio and the unrealized appreciation or depreciation of investments insofar as U.S. investors are concerned.

RISKS OF HEDGING STRATEGIES

     Participation in the options or futures markets and in currency exchange transactions involves investment risks and transaction costs to which a Fund would not be subject absent the use of these strategies. If the investment adviser's predictions of movements in the direction of the securities, foreign currency and interest rate markets are inaccurate, the adverse consequences to a Fund may leave the Fund in a worse position than if such strategies were not used. Risks inherent in the use of options, foreign currency and futures contracts and options on futures contracts include (1) dependence on the investment adviser's ability to predict correctly movements in the direction of interest rates, securities prices and currency markets; (2) imperfect correlation between the price of options and futures contracts and options thereon and movements in the prices of the securities or currencies being hedged; (3) the fact that skills needed to use these strategies are different from those needed to select portfolio

PROSPECTUS
securities; (4) the possible absence of a liquid secondary market for any particular instrument at any time; (5) the possible need to defer closing out certain hedged positions to avoid adverse tax consequences; and (6) the possible inability of the Fund to purchase or sell a portfolio security at a time that otherwise would be favorable for it to do so, or the possible need for the Fund to sell a portfolio security at a disadvantageous time, due to the need for the Fund to maintain "cover" or to segregate securities in connection with hedging transactions. See SAI, "Additional Information on Fund Investments" and "Tax Information."

     A Fund will generally purchase options and futures on an exchange only if there appears to be a liquid secondary market for such options or futures; a Fund will generally purchase over-the-counter options only if management believes that the other party to the options will continue to make a market for such options. However, there can be no assurance that a liquid secondary market will continue to exist or that the other party will continue to make a market. Thus, it may not be possible to close an options or futures transaction. The inability to close options and futures positions also could have an adverse impact on a Fund's ability to effectively hedge its portfolio. There is also the risk of loss by a Fund of margin deposits or collateral in the event of bankruptcy of a broker with whom the Fund has an open position in an option, a futures contract or related option.

RISK FACTORS ASSOCIATED WITH
INVESTMENT IN CERTAIN DEBT SECURITIES

     Lowest Category of Investment Grade. Obligations rated in the lowest of the top four rating categories by an NRSRO have speculative characteristics, and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade bonds. Subsequent to its purchase by a Fund, an issue of securities may cease to be rated or its rating category may be reduced below the minimum rating required for purchase by the respective Fund. The investment adviser will consider such an event in determining whether the relevant Fund should continue to hold the obligation.

     Lower Rated Debt Securities (New Asia Growth Fund only). New Asia Growth Fund may invest in securities rated in the medium to low rating categories of NRSROs such as Standard & Poor's Corporation ("S&P") and Moody's Investors Service, Inc. ("Moody's") and unrated securities of comparable quality (referred to herein as "high yield/high risk securities"). These securities are predominantly speculative with respect to the capacity to pay interest and repay principal in accordance with the terms of the security, generally involve a greater volatility of price than securities in higher rating categories, may have call or redemption features which would permit the issuer to repurchase securities from New Asia Growth Fund, are less liquid than higher rated securities, and may have their value and liquidity negatively impacted by adverse publicity and investor perceptions. See "Appendix" in the SAI. These securities are commonly referred to as "junk bonds." In purchasing such securities, New Asia Growth Fund will rely on the investment adviser's judgment, analysis and experience in evaluating the creditworthiness of an issuer of such securities. The investment adviser will take into consideration, among other things, the issuer's financial resources, its sensitivity to economic conditions and trends, its operating history, the quality of the issuer's management and regulatory matters. New Asia Growth Fund is not authorized to purchase debt securities that are in default, except that the Fund may invest in sovereign debt which is in default, provided that not more than 5% of its total assets is invested in sovereign debt (including sovereign debt which is in default). For a further discussion of the risks associated with investment in high yield/high risk securities, see SAI, "Additional Information Fund Investments."

     Sovereign Debt (New Asia Growth Fund only). The sovereign debt instruments in which New Asia Growth Fund may invest involve great risk and are deemed to be the equivalent in terms of quality to high yield high risk securities. New Asia Growth

                                                                      PROSPECTUS

Fund may have difficulty disposing of certain sovereign debt obligations because there may be no liquid secondary trading market for such securities. New Asia Growth Fund may invest up to 5% of its total assets in sovereign debt, including sovereign debt which is in default.

SPECIAL CONCERNS FOR NEW ASIA GROWTH FUND

     Investing in Developing Asian Securities Markets and Economies. Because New Asia Growth Fund intends to invest primarily in securities of companies located in developing Asian countries, an investor in the Fund should be aware of certain risk factors and special considerations relating to investing in these developing economies. More generally, the investor should also be aware of risks and considerations related to international investing and investing in smaller capital markets, each of which may involve risks which are not typically associated with investments in securities of U.S. issuers. Consequently, the Fund should be considered as a means of diversifying an investment portfolio and not in itself a balanced investment program.

     New Asia Growth Fund invests primarily in the securities of companies located in the developing countries of Asia. The securities markets of developing Asian countries are not as large as the U.S. securities markets and have substantially less trading volume, resulting in a lack of liquidity and high price volatility. Certain markets, such as those of China, are in only the earliest stages of development. There is also a high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of investors and financial intermediaries. Many of such markets also may be affected by developments with respect to more established markets in the region, such as in Japan. Developing Asian brokers typically are fewer in number and less capitalized than brokers in the United States. These factors, combined with the U.S. regulatory requirements for open-end investment companies and the restrictions on foreign investments discussed below, result in potentially fewer investment opportunities for New Asia Growth Fund and may have an adverse impact on the investment performance of the Fund.

     The investment objective of New Asia Growth Fund reflects the belief that the economies of the developing Asian countries will continue to grow in such a fashion as to provide attractive investment opportunities. At the same time, emerging economies present certain risks that do not exist in more established economies. Especially significant is that political and social uncertainties exist for some of these developing Asian countries. In addition, the governments of many of such countries have a heavy role in regulating and supervising the economy. Another risk common to most such countries is that the economy is heavily export oriented and, accordingly, is dependent upon international trade. The existence of overburdened infrastructure and obsolete financial systems also presents risks in certain countries, as do environmental problems. Certain economies also depend to a significant degree upon exports of primary commodities and, therefore, are vulnerable to changes in commodity prices which, in turn, may be affected by a variety of factors.

     Archaic legal systems in certain developing Asian countries also may have an adverse impact on New Asia Growth Fund. For example, while the potential liability of a shareholder in a U.S. corporation with respect to the acts of the corporation is generally limited to the amount of the shareholder's investment, the notion of limited liability is less clear in certain developing Asian countries. Similarly, the rights of investors in developing Asian companies may be more limited than those of shareholders of U.S. corporations.

     Certain of the risks associated with international investments and investing in smaller capital markets are heightened for investments in developing Asian countries. For example, some of the currencies of developing Asian countries have experienced devaluations relative to the U.S. dollar, and major adjustments have been made periodically in certain of such currencies. Certain countries, such as India, face serious exchange constraints.

PROSPECTUS

     Inflation accounting rules in some developing Asian countries require, for companies that keep accounting records in the local currency, for both tax and accounting purposes, that certain assets and liabilities be restated on the company's balance sheet in order to express items in terms of currency of constant purchasing power. Inflation accounting may indirectly generate losses or profits for certain developing Asian companies.

     Satisfactory custodial services for investment securities may not be available in some developing Asian countries, which may result in the Fund incurring additional costs and delays in providing transportation and custody services for such securities outside such countries.

     Certain developing Asian countries, such as the Philippines and India, are especially large debtors to commercial banks and foreign governments. In addition, trading in sovereign debt issued or guaranteed by governmental entities in developing Asian countries involves a high degree of risk. These risks are discussed below in "Risk Factors Associated with Investment in Certain Debt Securities."

     Restrictions on Foreign Investments. Some developing Asian countries prohibit or impose substantial restrictions on investments in their capital markets, particularly their equity markets, by foreign entities such as New Asia Growth Fund. As illustrations, certain countries may require governmental approval prior to investments by foreign persons or limit the amount of investment by foreign persons in a particular company or limit the investment by foreign persons to only a specific class of securities of a company which may have less advantageous terms (including price) than securities of the company available for purchase by nationals. Certain countries may restrict investment opportunities in issuers or industries deemed important to national interests.

     The manner in which foreign investors may invest in companies in certain developing Asian countries, as well as limitations on such investments, also may have an adverse impact on the operations of New Asia Growth Fund. For example, New Asia Growth Fund may be required in certain of such countries to invest initially through a local broker or other entity and then have the shares that were purchased reregistered in the name of New Asia Growth Fund. Re-registration may in some instances not be able to occur on a timely basis, resulting in a delay during which New Asia Growth Fund may be denied certain of its rights as an investor, including rights as to dividends or to be made aware of certain corporate actions. There also may be instances where New Asia Growth Fund places a purchase order but is subsequently informed, at the time of re-registration, that the permissible allocation of the investment to foreign investors has been filled, depriving the Fund of the ability to make its desired investment at that time.

     Substantial limitations may exist in certain countries with respect to the Fund's ability to repatriate investment income, capital or the proceeds of sales of securities by foreign investors. New Asia Growth Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to the Fund of any restrictions on investments. In addition, even where there is no outright restriction on repatriation of capital, the mechanics of repatriation may affect certain aspects of the operations of the Fund. For example, funds may be withdrawn from China only in U.S. or Hong Kong dollars and only at an exchange rate established by the government once each week.

     A number of publicly traded closed-end investment companies have been organized to facilitate indirect foreign investment in developing Asian countries, and certain of such countries, such as Thailand and South Korea, have specifically authorized such funds. There also are investment opportunities in certain of such countries in pooled vehicles that resemble open-end investment companies. As discussed above, the Fund's investment in these companies will be subject to certain percentage limitations of the 1940 Act. See "Additional Discussion Regarding Permitted Investment Activities--Other Investment Companies." This restriction on investments in securities of investment

                                                                      PROSPECTUS
companies may limit opportunities for New Asia Growth Fund to invest indirectly in certain developing Asian countries. Shares of certain investment companies may at times be acquired only at market prices representing premiums to their net asset values.

     In certain countries, banks or other financial institutions may be among the leading companies or have actively traded securities. The 1940 Act restricts New Asia Growth Fund's investments in any equity securities of an issuer which, in its most recent fiscal year, derived more than 15% of its revenues from "securities-related activities," as defined by the rules thereunder. These provisions may restrict the Fund's investments in certain foreign banks and other financial institutions.

     Limitations on Share Transactions. To permit New Asia Growth Fund to invest the net proceeds from the sale of its shares in an orderly manner, the Fund may, from time to time, suspend the sale of its shares, except for dividend reinvestment. The Fund also reserves the right to limit the number of its shares that may be purchased by a person during a specified period of time or in the aggregate.

SPECIAL CONCERNS FOR THE TAX-FREE FUNDS

     Tax-Free Securities Fund and Tax-Free Short Intermediate Securities Fund are non-diversified, which means that their assets may be invested among fewer issuers and therefore the value of their assets may be subject to greater impact by events affecting one of their investments.

     Since Tax-Free Securities Fund and Tax-Free Short Intermediate Securities Fund invest significantly in obligations of issuers located in Hawaii, the marketability, and market value of these obligations may be affected by certain Hawaiian constitutional provisions, legislative measures, executive orders, administrative regulations, and vote initiatives.

     The Hawaiian economy is concentrated in tourism, agriculture and military operations. Tourism is the strongest factor with tourists from a variety of nations cushioning any adverse economic situations in a single country. Hawaiian agriculture is diversifying into an expanded range of agricultural products, away from the dominant pineapple and sugar production that has been subject to increased foreign competition.

     Governmental activities, including activities usually administered on a municipal or county level such as public education, are the responsibility of the state. This concentration aggravates an otherwise high level of state debt obligations. The state General Fund has operated either within planned deficits or with ending fund balances since December 1962. Revenue is derived primarily from general excise taxes and individual and corporate income tax.

                       ADDITIONAL INVESTMENT RESTRICTIONS

     As matters of fundamental policy, each of the Funds may not:

     1. Purchase securities of any one issuer (other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) if, immediately after such purchase, more than 5% of the value of the Fund's total assets would be invested in the securities of such issuer, or more than 10% of the issuer's outstanding voting securities would be owned by the Fund, except that up to 25% of the value of the Fund's total assets may be invested without regard to these limitations, and except that this restriction does not apply to Tax-Free Securities Fund or Tax-Free Short Intermediate Securities Fund, which are non-diversified funds.

     2. Purchase any securities which would cause 25% or more of the value of the Fund's total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that (a) there is no limitation with respect

PROSPECTUS
to U.S. Government Obligations and repurchase agreements secured by such obligations; (b) with respect to Tax-Free Securities Fund and Tax-Free Short Intermediate Securities Fund, there is no limitation with respect to Municipal Obligations (for purposes of this limitation, private activity bonds that are backed only by the assets and revenues of a non-governmental user shall not be deemed to be Municipal Obligations); (c) wholly owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents; and (d) utilities will be divided according to their services, for example, gas, gas transmission, electric and gas, electric and telephone will each be considered a separate industry.

     3. Make loans, borrow money or issue senior securities, except under certain circumstances, and subject to certain percentage limitations, specified above and in the SAI.

     Except as set forth above under "Borrowings", if a percentage limitation is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in the value of a Fund's portfolio securities will not constitute a violation of such limitation.

              MANAGEMENT, ADVISORY AND OTHER SERVICE ARRANGEMENTS

THE BOARD OF TRUSTEES

     The business and affairs of the Trust are managed under the direction and control of its Board of Trustees. The names and principal occupations of the Trustees of the Trust are listed below. Trustees deemed to be "interested persons" of the Trust for purposes of the 1940 Act are indicated by an asterisk.


                          POSITION(S) HELD
   NAME AND ADDRESS        WITH THE TRUST                       PRINCIPAL ORGANIZATION
   ----------------       ----------------                      ----------------------
Walter J. Laskey*      Trustee and Chairperson       Executive Vice President of Bank of Hawaii -
                                                     Private Client and Institutional Services
                                                     (1993-present)
Irigma McKay*           Trustee and President        Senior Vice President of BISYS Fund Services
                                                     (1994-present); Senior Vice President of
                                                     Concord Financial Group (1986-1994)
Douglas Philpotts*             Trustee               Chairman of the Board of Directors
                                                     (1992-1994), President (1986-1992), and
                                                     Director (1984-present) of Pacific Century
Richard W. Gushman, II         Trustee               President and Chief Executive Officer of
                                                     OKOA, Inc. (1985-present); Adviser to
                                                     RAMPAC, Inc.
Stanley W. Hong                Trustee               President and Chief Executive Officer of the
                                                     Chamber of Commerce of Hawaii
                                                     (1996-present); Business Consultant
                                                     (1994-present)
Russell K. Okata               Trustee               Executive Director of Hawaii Government
                                                     Employees Association (1981-present)
Oswald K. Stender              Trustee               Trustee of Bernice Pauahi Bishop Estate
                                                     (1990-present); Director of Hawaiian
                                                     Electric Industries, Inc. (1993-present)


     Trustees of the Trust who are not officers or employees of the Trust, BISYS or Pacific Century are entitled to receive from the Trust a quarterly retainer and a fee for each Board of Trustees meet-

                                                                      PROSPECTUS
ing attended. All Trustees are reimbursed for all reasonable out-of-pocket expenses relating to attendance at meetings.

THE ADVISER

     Pursuant to an Advisory Agreement, the Funds are advised by Pacific Century, whose address is Financial Plaza of the Pacific, 111 S. King Street, Honolulu, Hawaii 96813. Pacific Century is a Hawaii corporation organized in 1898 and is the largest trust company in the State of Hawaii, both in terms of assets under administration and assets under management. As of July 31, 1997, Pacific Century had approximately $7.5 billion of client financial assets under management. Pacific Century is a division of Bank of Hawaii, the largest banking organization headquartered in the State of Hawaii, with approximately $12.6 billion of assets as of July 31, 1997, and branches and offices throughout the Pacific Basin, including Guam, Singapore, Tokyo, Seoul and Taiwan. All shares of Bank of Hawaii are owned by Pacific Century Financial Corporation (formerly Bancorp Hawaii, Inc., "Pacific Century Financial") and Bank of Hawaii's Directors (each of whom owns qualifying shares as required by Hawaii law). Pacific Century Financial is a bank holding company, registered under the Bank Holding Company Act of 1956, as amended, and its common stock is listed and traded on the New York Stock Exchange (the "Exchange"). Pacific Century Financial files annual and periodic reports with the Commission and the Exchange, which are available for public inspection. Pacific Century is not authorized to and does not carry on a banking business.

     The actual management of the portfolios of the Trust is coordinated by Pacific Century's investment unit, which is staffed with more than 40 people, including 5 Chartered Financial Analysts and 9 M.B.A.'s. All investment decisions of the Funds are made by a committee, and no person(s) is primarily responsible for making recommendations to the committee. Pacific Century has served as investment adviser to other investment companies since 1984. These include the Hawaiian Tax-Free Trust, with assets exceeding $660 million as of July 31, 1997 and the Cash Assets Trust, with assets of approximately $736 million as of July 31, 1997.

     Subject to the supervision of the Board of Trustees, Pacific Century will provide a continuous investment program for the Funds, including investment research and management with respect to all securities and investments and cash equivalents in the Funds. Pacific Century will determine from time to time what securities and other investments will be purchased, retained or sold by the Trust with respect to the Funds. Pacific Century will provide the services under the Advisory Agreement in accordance with each of the Fund's investment objectives, policies, and restrictions.

     For its services, Pacific Century is entitled to monthly advisory fees based on a percentage of each Fund's average daily net assets. The following table sets forth the rate of advisory fee payable by each Fund under the Advisory Agreement as a percentage of average daily net assets.

                 ADVISORY FEE PAYABLE UNDER ADVISORY AGREEMENT

                                 ADVISORY FEE                                                  ADVISORY FEE
                                 (% OF AVERAGE                                                 (% OF AVERAGE
            FUND               DAILY NET ASSETS)                         FUND                DAILY NET ASSETS)
            ----               -----------------                         ----                -----------------
Diversified Fixed Income Fund        0.60%                 Short Intermediate U.S. Treasury
Growth and Income Fund               0.80%                 Securities Fund                         0.50%
Growth Stock Fund                    0.80%                 Tax-Free Securities Fund                0.60%
New Asia Growth Fund                 0.90%                 Tax-Free Short Intermediate Fund        0.50%
                                                           U.S. Treasury Securities Fund           0.60%

PROSPECTUS

     For the fiscal year ended July 31, 1997, the advisory fees paid by the Funds to Pacific Century under the Advisory Agreement as a percentage of average daily net assets were as follows: Diversified Fixed Income Fund--0.60%; Growth and Income Fund--0.80%; Growth Stock Fund--0.80%; New Asia Growth Fund--0.90%; Tax-Free Securities Fund--0.60%; Tax-Free Short Intermediate Securities Fund--0.50%; Short Intermediate U.S. Treasury Securities Fund--0.30% (after advisory fee waiver); and U.S. Treasury Securities Fund--0.60%. Balanced Fund has not commenced operations as of the date of this Prospectus.

THE SUB-ADVISER

     Nicholas-Applegate Capital Management (Hong Kong) LLC has been retained as Sub-Adviser to New Asia Growth Fund. Pursuant to a separate sub-advisory agreement with Pacific Century (the "Sub-Advisory Agreement"), the Sub-Adviser provides investment advisory services with respect to management of the foreign component of New Asia Growth Fund's portfolio, including investment research with respect to all foreign securities, currencies and cash equivalents in New Asia Growth Fund.

     The Sub-Adviser is a California limited liability company, located at 600
W. Broadway 29th Floor, San Diego, CA 92101 and is part of an investment management organization which together manage approximately $31 billion as of July 31, 1997 through a variety of investment products and services. The Sub-Adviser is registered as an investment adviser with the Commission under the Investment Advisers Act of 1940. The Sub-Adviser specializes in the management of equities in Asia.

     For its services to New Asia Growth Fund under the Sub-Advisory Agreement, Pacific Century pays the Sub-Adviser a fee equal to 0.50% of the Fund's average daily net assets, computed daily and payable quarterly. The fee payable by Pacific Century to the Sub-Adviser represents a portion of the 0.90% investment advisory fee paid to Pacific Century. New Asia Growth Fund does not pay any incremental fee for the services of the Sub-Adviser.

     All investment decisions of the Sub-Adviser with respect to New Asia Growth Fund are made by a committee, and no person is responsible for making recommendations to the committee.

THE SPONSOR, ADMINISTRATOR AND DISTRIBUTOR

     BISYS is the administrator for each Fund, and also acts as the Trust's principal underwriter and distributor. BISYS generally assists in all aspects of the administration and operation of the Funds. For expenses assumed and services provided as administrator pursuant to its Administration Agreement with the Trust, BISYS is entitled to receive a fee from the Funds, computed daily and paid monthly, at an annual rate equal to 0.20% of the average daily net assets of each Fund.

     In addition, BISYS, as the principal underwriter of the Funds within the meaning of the 1940 Act, has entered into a Distribution Agreement with the Trust pursuant to which BISYS has the responsibility for distributing shares of the Funds. The Distribution Agreement provides that BISYS shall act as agent for the Funds for the sale of their shares and may enter into selling agreements with banks, broker/dealers or other financial institutions to market and make available shares to their respective customers.

     BISYS is a broker-dealer registered with the Commission, and is a member of the National Association of Securities Dealers ("NASD").

     For the fiscal year ended July 31, 1997, the ratio of total expenses to average net assets (excluding waivers) for the Funds were as follows:
Diversified Fixed Income Fund--0.94%, Growth and Income Fund--1.11%, Growth Stock Fund--1.11%, New Asia Growth Fund--1.82%, Short Intermediate U.S. Treasury Securities Fund--0.87%, Tax-Free Securities Fund--0.91%, Tax-Free Short Intermediate Securities Fund--0.89%, and U.S. Treasury Securities Fund--0.95%.

                                                                      PROSPECTUS

OTHER SERVICE ARRANGEMENTS


     BISYS Fund Services, Inc. (the "Transfer Agent"), 3435 Stelzer Road, Columbus, Ohio 43219-3035, serves as the Trust's transfer agent and dividend disbursing agent. Ernst & Young LLP, One Columbus, Suite 2300, 10 West Broad Street, Columbus, Ohio 43215, serves as independent auditors for the Trust.


                          VALUATION OF CLASS Y SHARES


     The net asset value of the Class Y shares for each Fund is determined and its shares are priced as of the close of the Exchange (currently 4:00 p.m., Eastern Time) (the "Valuation Time") each Business Day. As used herein, a "Business Day" is a day on which the Exchange is open for trading and any other day (other than a day on which no shares of that Fund are tendered for redemption and no order to purchase shares received) during which there is sufficient trading in the Fund's portfolio securities that the Fund's net asset value per share might be materially affected. The Exchange will not be open in observance of the following holidays: New Year's Day, Presidents' Day, Martin Luther King, Jr. Day, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, Christmas Day and Good Friday.


     Net asset value per share for Class Y is calculated by determining the value of Class Y's proportional interest in the securities and other assets of each Fund, less (i) such class's proportional share of general liabilities and
(ii) liabilities allocable only to such class, and dividing such amount by the number of shares of the Class outstanding. The net asset value per share for each Fund will fluctuate as the value of its investment portfolio changes.

     Except for debt obligations with remaining maturities of 60 days or less, which are valued at amortized cost, assets are valued at current market prices, or if such prices are not readily available, at fair value as determined in good faith by the Board of Trustees. Prices used for such valuations may be provided by independent pricing services. For further information about valuation of investments in the Funds, see the SAI.

                         HOW TO PURCHASE CLASS Y SHARES

PURCHASE OF SHARES

     Class Y shares of each Fund are sold on a continuous basis by BISYS. The principal office of BISYS is located at 3435 Stelzer Road, Columbus, Ohio 43219-3035. If you wish to purchase shares contact BISYS at 800-258-9232. Only Institutions acting on behalf of customers having a qualified trust account, employee benefit account or other qualifying account at such Institution are eligible to invest in Class Y of each Fund's shares. Direct purchases of Fund shares by individual investors, including purchases through SIPC insured brokerage accounts, are not permitted.

     Class Y shares of any Fund acquired by persons through qualifying accounts may continue to be held in separate accounts in the name of the person or persons so acquiring the shares, but dividends and distributions relating to such shares may not be reinvested and no additional Class Y shares of such Fund may be purchased for such separate accounts unless the account holder qualifies to purchase additional Class Y shares. Persons who have acquired shares of any Fund, as described above, and do not qualify for purchasing additional Class Y shares, may make an additional investment in the Fund by purchasing Class A and Class B shares, which are not offered hereby. Persons who have acquired Class Y shares, as described above, but no longer qualify to make an additional investment in such shares will have their holdings con-

PROSPECTUS
verted to Class A shares of the same Fund. As shareholders of Class A shares, such former Class Y shareholders will be permitted to reinvest dividends and distributions relating to their share holdings, but will be subject to the higher expenses associated with Class A shares. See "Exchange Privileges and Conversion Feature" below.

     Class Y shares of the Funds may be purchased through procedures established by BISYS in connection with requirements of qualified accounts maintained by or on behalf of certain persons ("Customers") by an Institution. These procedures may include instructions under which a Customer's account is "swept" automatically no less frequently than weekly and amounts in excess of a minimum amount agreed upon by an Institution and its Customer are invested by BISYS in shares of a Fund.

     Class Y shares of a Fund sold to an Institution acting in a fiduciary, advisory, custodial or other similar capacity on behalf of a customer will normally be held of record by such Institution. With respect to shares so sold, it is the responsibility of the particular Institution to transmit purchase or redemption orders to BISYS and to deliver federal funds for purchase on a timely basis. Beneficial ownership of shares of a Fund will be recorded by such Institution and reflected in the account statements provided by the Institution to the customer.

     Class Y shares of each Fund are purchased at the public offering price per share, which is the net asset value per Class Y share (see "Valuation of Class Y Shares") next determined after receipt by the Transfer Agent of an order to purchase Class Y shares. BISYS and the Institutions are responsible for the prompt transmission of purchase orders to the Transfer Agent. Purchases of Class Y shares of a Fund will be effected only on a Business Day of such Fund. An order received by the Transfer Agent prior to the Valuation Time on any Business Day will be executed based on the net asset value determined as of the Valuation Time on the date of receipt. An order received by the Transfer Agent after the Valuation Time on any Business Day will be executed based on the net asset value determined as of the next Business Day.

     There is no sales charge imposed by the Trust in connection with the purchase of Class Y shares in the Funds. Sales charges may apply to purchases of the other series or classes of the Trust's shares. Depending upon the terms of a particular Customer account, an Institution may charge a Customer's account fees for services provided in connection with investment in the Funds. Information concerning these services and any charges will be provided by the Institutions. This Prospectus should be read in conjunction with any such information received from the Institutions.


     The Trust reserves the right to reject any order for the purchase of its shares in whole or in part. No third party checks will be accepted.


     Every shareholder will receive a confirmation of each new transaction in the Shareholder's account. Certificates representing shares will not be issued.

EXCHANGE PRIVILEGES AND CONVERSION FEATURE

     Class Y shareholders may exchange shares of any Fund on the basis of the relative net asset value of the shares exchanged for Class Y shares of any other Fund, Class Y shares of any other series of the Trust or for shares of the Cash Assets Trust, the Tax-Free Cash Assets Trust, the U.S. Treasuries Cash Asset Trust or the Hawaiian Tax-Free Trust so long as they maintain the respective minimum account balance in each Fund in which they own shares. For federal income tax purposes, such an exchange of shares is deemed a sale on which a shareholder may realize capital gain or loss. Before an exchange can be effected, a shareholder must receive a prospectus of the fund into which the subject shares are to be exchanged. An exchange can be made by calling the Trust at 800-258-9232. Exchange privileges may be exercised only in those states where Class Y shares of such other Fund or series may be legally sold, and may be amended or terminated at any time upon 60 days' notice.

                                                                      PROSPECTUS

     Class Y shareholders of any Fund who terminate their qualified trust account, employee benefit account or other qualifying relationship with an Institution are no longer eligible to make additional investments in a Fund's Class Y shares. Effective February 15, 1997, such Class Y shareholders will have their Class Y shares of a Fund converted to Class A shares of the same Fund on the basis of the relative net asset values of the shares of the two classes on the conversion date, without incurring any fee, sales load or other charge. As Class A shareholders of a Fund, such former Class Y shareholders will be able to reinvest dividends and distributions relating to their share holdings, but will be subject to the higher expenses associated with Class A shares. A conversion of Class Y shares for Class A shares will be a tax free transaction for any Class Y shareholder involved in such conversion. Class Y shareholders who are no longer eligible to make additional investments in a Fund's Class Y shares and who do not wish to have their holdings converted to Class A shares may choose to redeem their shares.

                          HOW TO REDEEM CLASS Y SHARES

     An Institution may redeem Class Y shares on behalf of its Customers without charge on any day that the net asset value is calculated (see, "Valuation of Class Y Shares") and Class Y shares may ordinarily be redeemed by mail or by telephone.

REDEMPTION BY MAIL OR TELEPHONE

     A written or telephone (available only if the shareholder has elected the telephone redemption option) request for redemption must be received by BISYS in order to constitute a valid tender for redemption. BISYS and the Institutions are responsible for the prompt transmission of redemption requests to the Transfer Agent. The Trust, the Fund, the Distributor and the Transfer Agent are not liable for damages resulting from following instructions communicated by telephone that any of them reasonably believed to be genuine. The Trust will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. If the Trust fails to do so, it may be liable for any losses due to unauthorized or fraudulent instructions. A description of the procedures employed by the Trust to confirm instructions communicated by telephone is contained in the SAI. This policy places the entire risk of loss for unauthorized or fraudulent transactions on the shareholder, except that if the Fund, the Transfer Agent, BISYS or their affiliates do not follow reasonable procedures, some or all of them may be liable for any such losses.

     During times of drastic economic or market changes, telephone exchanges or redemptions may be difficult to implement. If you experience difficulty in making a telephone exchange or redemption, your exchange or redemption request may be made by regular or express mail, and it will be implemented at the next determined net asset value following receipt by the Transfer Agent.

PAYMENTS TO CLASS Y SHAREHOLDERS

     Redemption orders are effected at the net asset value per Class Y share next determined after the shares are properly tendered for redemption, as described above. The proceeds paid upon redemption of shares in a Fund may be more or less than the amount invested. Payment to shareholders for shares redeemed will be made within seven days after receipt by the Transfer Agent of the request for redemption. However, to the greatest extent possible, the Trust will attempt to honor requests from shareholders for next Business Day payments upon redemption of Class Y shares if the request for redemption is received by the Transfer Agent before 4:00 p.m., Eastern Time, on a Business Day or, if the request for redemption is received after 4:00 p.m., Eastern Time, to honor requests for payment within two Business Days, unless it would be disadvantageous to the Trust or the shareholders

PROSPECTUS
of the particular Fund to sell or liquidate portfolio securities in an amount sufficient to satisfy requests for payments in such manner.

                          DIVIDEND AND TAX INFORMATION

DIVIDENDS AND DISTRIBUTIONS

     Diversified Fixed Income Fund, Short Intermediate U.S. Treasury Securities Fund, Tax-Free Securities Fund, Tax-Free Short Intermediate Securities Fund and U.S. Treasury Securities Fund will declare dividends of substantially all of their net income daily and will pay such dividends monthly. Balanced Fund, Growth and Income Fund and Growth Stock Fund will declare and pay dividends of substantially all of their net income monthly. New Asia Growth Fund will declare and pay dividends of substantially all of its net income quarterly. Distributable net realized capital gains are distributed at least annually to shareholders of record. A shareholder will automatically receive all income dividends and capital gains distributions in additional full and fractional shares of the same Class of shares held unless the shareholder elects to receive such dividends or distributions in cash. Dividends and distributions are reinvested as of the ex-dividend date using the net asset value determined on that date and are credited to a shareholder's account on the payment date. Reinvested dividends and distributions receive the same tax treatment as dividends and distributions paid in cash. Dividends are generally taxable when received. However, dividends declared in October, November or December to shareholders of record during those months and paid during the following January are treated for tax purposes as if they were received by each shareholder on December 31 of the prior year. Elections to receive dividends or distributions in cash, or any revocation thereof, must be made in writing to BISYS at 3435 Stelzer Road, Columbus, Ohio 43219-3035, and will become effective with respect to dividends and distributions having record dates after receipt by the Transfer Agent.

TAX INFORMATION

     Each Fund intends to qualify as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"). If a Fund does so qualify, it will not be liable for federal income taxes to the extent that it distributes its income to its shareholders as dividends and capital gain distributions. However, the Code contains a number of complex tests relating to such qualification and it is possible, although not likely, that a Fund might not meet one or more of these tests in any particular year. If it does not so qualify, it would be treated for tax purposes as an ordinary corporation, would receive no tax deduction for payments made to shareholders and would be unable to pass through foreign tax credits or to pay dividends or distributions which would qualify as "exempt-interest dividends" or "capital gains dividends," as discussed below.

     The Tax-Free Securities Fund and Tax-Free Short Intermediate Securities Fund each intends to qualify during each fiscal year under the Code to pay exempt-interest dividends to shareholders of exempt-interest dividends. Exempt-interest dividends which are derived from net interest income earned by a Fund on tax-exempt securities will be excludable from gross income of the shareholders of Tax-Free Securities Fund and Tax-Free Short Intermediate Securities Fund for regular federal income tax purposes. Capital gains dividends and distributions of short-term capital gains and accrued market discount on taxable securities and municipal obligations are taxable and are not included in exempt-interest dividends. Dividends from interest on taxable short-term obligations, and income from

                                                                      PROSPECTUS
repurchase agreements and securities loans are reportable by shareholders of Tax-Free Securities Fund and Tax-Free Short Intermediate Securities Fund as ordinary income. Although tax-exempt dividends are not taxed, each taxpayer must report the total amount of tax-exempt interest (including exempt-interest dividends from the Trust) received or acquired during the year.

     Capital gains dividends (net gains from the sale of capital assets held for more than 12 months over net short-term losses which a Fund distributes) are reportable by shareholders as long-term capital gains. This is the case whether the shareholder takes his or her distribution in cash or elects to have the distribution reinvested in Fund shares and regardless of the length of time the shareholder has held his or her shares. The maximum capital gains rate for individuals is 28% with respect to assets held for more than 12 months, but not more than 18 months ("mid-term gains"), and 20% with respect to assets held for more than 18 months ("long-term gains"). The maximum capital gains rate for corporate shareholders currently is the same as the maximum tax rate for ordinary income.

     Short-term gains, when distributed, are taxed to shareholders as ordinary income. Capital losses of a Fund are not claimed by shareholders but carried forward by the Fund to offset gains in later years and thereby lessen the later-year capital gains distributions and amounts taxed to shareholders.

     A Fund's gains or losses on sales of securities will be long-term, mid-term or short-term depending upon the length of time the Fund has held such securities. Capital gains and losses of the Fund will also include gains and losses on futures and options, if any, including gains and losses actually realized on sales and exchanges and gains and losses deemed to be realized. Those deemed to be realized are on futures and options held by a Fund at year-end, which are "marked to the market," that is, deemed sold for fair market value. Net gains or losses realized and deemed realized on Section 1256 futures and options contracts will be reportable by the Fund as long-term to the extent of 60% of the gains or losses and short-term to the extent of 40% regardless of the actual holding period of such investments.

     Corporate shareholders may be entitled to a dividends received deduction with respect to dividends paid by a Fund to the extent they relate to dividends received by such Fund from domestic corporations.

     Information as to the federal tax status of the Funds' dividends and distributions will be mailed to shareholders annually.

     The Trust will be required to withhold, subject to certain exemptions, at a rate of 31% on dividends paid and redemption proceeds (including proceeds from exchanges) paid or credited to non-exempt shareholders of the Funds if a correct Taxpayer Identification Number, certified when required, is not on file with the Trust or the Transfer Agent.

     Under the Code, dividends (but not capital gain distributions) paid to a non-resident alien or other foreign shareholder may be subject to U.S. withholding tax at the rate of 30% (or a lower treaty rate).

SPECIAL TAX CONCERNS FOR NEW ASIA GROWTH FUND

     New Asia Growth Fund may, from time to time, invest in passive foreign investment companies ("PFICs"). PFICs are foreign corporations which derive a majority of their income from passive sources. For tax purposes, New Asia Growth Fund's investments in PFICs are subject to special tax provisions that may result in the taxation of certain gains realized by the Fund as ordinary income, plus an interest liability on such gains or on distributions from the PFIC. See SAI, "Tax Information."

     Gains or losses on disposition of debt securities denominated in a foreign currency attributable to fluctuations in the value of foreign currency between the date of acquisition of the security and the date of disposition are treated as ordinary gain or loss. These gains or losses increase or decrease the amount of New Asia Growth Fund's investment company taxable income available to be distributed

PROSPECTUS
to shareholders as ordinary income, rather than increasing or decreasing the amount of the Fund's net capital gain. If currency fluctuation losses exceed other investment company taxable income during a taxable year, distributions made by New Asia Growth Fund during the year would be characterized as a return of capital to shareholders, reducing the shareholder's basis in his, her or its Fund shares.

     New Asia Growth Fund may incur foreign income taxes in connection with some of its foreign investments. Certain of these taxes may be credited to shareholders. See SAI, "Tax Information."

SPECIAL CONCERNS FOR THE TAX-FREE FUNDS

     Persons who are "substantial users" (or persons related thereto) of facilities financed by industrial development bonds or private activity bonds should consult their own tax advisers before purchasing shares of either Tax-Free Securities Fund or Tax-Free Short Intermediate Securities Fund.

     While interest from Municipal Obligations, held by Tax-Free Securities Fund and Tax-Free Short Intermediate Securities Fund, is tax-exempt for purposes of computing the shareholder's regular tax, interest from so-called private activity bonds issued after August 7, 1986, constitutes a tax preference for both individuals and corporations and thus will enter into the computation of the alternative minimum tax. All tax-exempt income distributed to corporate shareholders will enter into the computation of the alternative minimum tax. Whether or not these computations will result in a tax will depend on many factors, and shareholders should consult their tax advisers as to the possible alternative minimum tax, if any, they may incur.

     Under the Code, interest on loans incurred by shareholders to enable them to purchase shares of a Fund may not be deducted for federal or Hawaii tax purposes to the extent the shareholders receive tax-exempt dividends from the Fund. In addition, under rules used by the Internal Revenue Service for determining when borrowed funds are deemed used for the purpose of purchasing or carrying particular assets, the purchase of shares of the Fund may be considered to have been made with borrowed funds even though the borrowed funds are not directly traceable to the purchase of shares.

     The receipt of exempt-interest dividends from a Fund by an individual shareholder may result in some portion of any social security payments or railroad retirement benefits received by the shareholder or the shareholder's spouse being included in taxable income.

TAX EFFECTS OF REDEMPTIONS

     A shareholder who redeems his or her shares or exchanges his or her shares for shares of another Fund generally will have a capital gain or loss (depending on whether the proceeds of the redemption are more or less than their tax basis, which is usually cost). In the case of an individual, any such capital gain will be treated as short-term capital gain if the shares were held for not more than 12 months, mid-term gain, taxable at the maximum rate of 28%, if such shares were held for more than 12, but not more than 18 months, and long-term capital gain, taxable at the maximum rate of 20%, if such shares were held for more than 18 months. In the case of a corporation, any such capital gain will be treated as long-term capital gain, taxable at the same rates as ordinary income, if such shares were held for more than 12 months. Any such capital loss will be treated as long-term capital loss if such shares were held for more than 12 months, and otherwise will be treated as short term capital loss. However, if the shares redeemed or sold were held for six months or less, any capital loss is disallowed to the extent of any exempt-interest dividends on these shares and is otherwise treated as long-term to the extent of capital gains distributions received on such shares.

HAWAIIAN TAX INFORMATION

     If at the close of each quarter of Tax-Free Short Intermediate Securities Fund's and Tax-Free Securities Fund's taxable year at least 50% of the

                                                                      PROSPECTUS
value of its total assets consists of obligations the interest on which, if such obligations were held by an individual, would be exempt from Hawaii personal income tax (under either the laws of Hawaii or of the United States), Tax-Free Securities Fund and Tax-Free Short Intermediate Securities Fund will be entitled to pay dividends to its shareholders which will be exempt from Hawaii personal income tax to the extent derived from such obligations. Similar exemptions may be available in other states with regard to the portion of tax-exempt dividends attributable to interest exempt from state taxation under federal law.

     The Funds, and dividends and distributions made by the Funds to Hawaii residents, will generally be treated for Hawaii income tax purposes in the same manner as they are treated under the Code for federal income tax purposes. Under Hawaii law, interest derived from obligations of states (and their political subdivisions) other than Hawaii will not be exempt from Hawaii income taxation.

     Persons or entities who are not Hawaii residents should not be subject to Hawaii income taxation on dividends and distributions made by the Trust but will be subject to other state and local taxes.

     For further information regarding taxation, see "Tax Information" in the SAI.

     The foregoing is a general and abbreviated summary of the applicable provisions of the Code and Treasury regulations presently in effect, and state taxation.

     Shareholders are urged to consult their own tax advisers regarding specific questions as to federal, state, local or foreign taxes. Foreign investors should consider applicable foreign taxes in their evaluation of an investment in a Fund.

                              GENERAL INFORMATION

PERFORMANCE

     From time to time performance for the Class Y shares of the Funds showing each Fund's average annual total return, aggregate total return, yield, and tax-equivalent yield where appropriate may be presented in advertisements, sales literature and in reports to Class Y Shareholders. Such performance figures are based on historical earnings and are not intended to indicate future performance. Average annual total return will be calculated for the period since the establishment of the Funds. Average annual total return is measured by comparing the value of an investment in the Class Y shares of a Fund at the beginning of the relevant period to the redemption value of the investment, after reflecting the reinvestment of any dividends or capital gains distributions and annualizing the difference. Aggregate total return is calculated similarly to average annual return except that the return figure is aggregated over the relevant period instead of annualized. Yield will be computed by dividing such Fund's net investment income per Class Y share earned during a recent 30-day period by such Fund's per Class Y share maximum offering price (reduced by any undeclared earned income expected to be paid shortly as a dividend) on the last day of the period and annualizing the result. Tax-equivalent yield for Tax-Free Securities Fund and Short Intermediate Tax-Free Securities Fund will be computed assuming a stated income tax rate has been applied to non-exempt income to derive the tax-exempt portion of the Funds' yield.

     Class Y shareholders may also be provided with information comparing the performance of the Class Y shares of the Funds to the performance of other mutual funds or mutual fund portfolios with comparable investment objectives and policies. This information may be based on data relating to various mutual fund or market indices such as those prepared by Dow Jones & Co., Inc. and Standard &

PROSPECTUS

Poor's Corporation or data prepared by Lipper Analytical Services, Inc. Comparisons may also be made to indices or data published in Money Magazine, Forbes, Barron's, The Wall Street Journal, The New York Times, Business Week, American Banker, Institutional Investor, Pensions and Investments, USA Today, Fortune, CDA/Wiesenberger, Ibbotson Associates, Inc., Morningstar and local newspapers and periodicals. In addition to yield information, general information about the Funds that appears in a publication such as those mentioned above may also be quoted or reproduced in advertisements or in reports to shareholders. Reports to shareholders may contain performance information on any Fund.

     Yield and total return are functions of the type and quality of instruments held in the portfolio, operating expenses, and market conditions. Consequently, current yields and total return will fluctuate and are not necessarily representative of future results. Any fees charged by an affiliate of Pacific Century or an Institution with respect to customer accounts for investing in shares of the Funds will not be included in performance calculations; such fees, if charged, would reduce the actual yield and total return from that quoted.

     Because of differences in the fees and/or expenses borne by the Class A and Class B shares of the Funds, the average annual total return, aggregate total return, yield, and tax-equivalent yield, as the case may be, can be expected, at any given time, to be lower than the average annual total return, aggregate total return, yield, and tax-equivalent yield, respectively, on Class Y shares. Standardized yield and total return quotations will be computed separately for Class A, Class B and Class Y shares.

DESCRIPTION OF THE TRUST AND ITS SHARES

     CAPITALIZATION--The Trust was organized as a Massachusetts business trust on October 30, 1992, and currently consists of nine separately managed series. The Board of Trustees may establish additional series in the future. The series of the Trust are: Balanced Fund, Diversified Fixed Income Fund, Growth and Income Fund, Growth Stock Fund, New Asia Growth Fund, Short Intermediate U.S. Treasury Securities Fund, Tax-Free Securities Fund, Tax-Free Short Intermediate Securities Fund and U.S. Treasury Securities Fund, each with unlimited transferable shares of beneficial interest, no par value. When issued in accordance with the terms and procedures described in their respective Prospectuses, shares of the Funds are fully paid, non-assessable and freely transferable.

     Each series is comprised of three classes of shares--Class Y, Class A, and Class B. The classes have identical rights with respect to the series of which they are a part, provided that there are certain matters which affect one class but not another. Currently, the only such matters are the existence of Distribution and Shareholder Service Plans with respect to each of Class A and Class B shares but not any Class Y shares, the absence of any sales load with regard to the purchase of the Class Y shares, and the fact that a salesperson or any other person entitled to receive compensation for selling or servicing Class A, Class B or Class Y shares may receive different compensation with respect to one such Class over the other Class in the same Fund. On all such matters, shareholders vote as a class, and not by series. Class A and Class B shares have different sales charges and other expenses which may effect performance. A separate Prospectus applies to the Class A and Class B shares of each series. Prospectuses relating to the Class A and Class B shares of each series may be obtained by calling the telephone number listed on the first page of this Prospectus.

     VOTING--Shareholders have the right to vote on the election of Trustees and on any and all matters as to which, by law or the provisions of the Declaration of Trust of the Trust, they may be entitled to vote. All shares of the Trust have equal voting rights and will be voted in the aggregate, and not by class or series, except where voting by class or series is required by law or where the matter involved affects only one class or series. The Trust is not required to hold annual meetings of the Funds' shareholders, and does not intend to do so, in any fiscal year in

                                                                      PROSPECTUS
which it is not required by law to elect Trustees. The Trustees are required to call a meeting for the purpose of considering the removal of persons serving as Trustee, if requested in writing to do so by the holders of not less than 10% of the outstanding shares of the Trust.

     SHAREHOLDER LIABILITY--Under Massachusetts law, shareholders of the Funds could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Trust's Declaration of Trust disclaims shareholder liability for acts or obligations of the Trust. The Declaration of Trust provides for indemnification out of a Fund's property for any losses and expenses of any shareholder of such Fund held liable on account of being or having been a shareholder. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which a Fund would be unable to meet its obligations.

SHAREHOLDER INQUIRIES

     Shareholder inquiries may be addressed to a Fund at the address or telephone number set forth on the cover page of this Prospectus.

PROSPECTUS

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   INVESTMENT ADVISER
   Pacific Century Trust
   111 S. King Street
   Honolulu, Hawaii 96813

   SUB-ADVISER
   Nicholas-Applegate Capital
     Management (Hong Kong) LLC
   600 W. Broadway, 29th Floor
   San Diego, California 92101

   ADMINISTRATOR AND DISTRIBUTOR
   BISYS Fund Services
   3435 Stelzer Road
   Columbus, Ohio 43219-3035

   LEGAL COUNSEL
   Paul, Hastings, Janofsky & Walker LLP
   555 South Flower Street
   Los Angeles, California 90071

   INDEPENDENT AUDITORS
   Ernst & Young LLP
   One Columbus, Suite 2300
   10 West Broad Street
   Columbus, Ohio 43215

   TRANSFER AGENT

   BISYS Fund Services, Inc.


   3435 Stelzer Road


   Columbus, Ohio 43219-3035



PCP-0025


                          [PACIFIC CAPITAL FUNDS LOGO]

                            ------------------------

                         Diversified Fixed Income Fund
                             Growth and Income Fund
                               Growth Stock Fund
                              New Asia Growth Fund
                Short Intermediate U.S. Treasury Securities Fund
                            Tax-Free Securities Fund
                  Tax-Free Short Intermediate Securities Fund
                         U.S. Treasury Securities Fund
                            ------------------------
                                    Class Y
                                 Institutional


                               November 29, 1997


                      (as supplemented on March 16, 1998)